UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

QUINCY ENERGY CORP.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

Quincy Energy Corp.
512 – 120 Adelaide Street
Toronto, Ontario, Canada  M5H 1T1

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 23, 2006 at 10:00 A.M.

TO THE SHAREHOLDERS OF QUINCY ENERGY CORP.:

NOTICE IS HEREBY GIVEN that a special meeting of our company’s stockholders will be held at The Toronto Board of Trade, 1 First Canadian Place (Adelaide Street Entrance), Toronto, Ontario, Canada, on May 23, 2006 at 10:00 a.m. (local time) for the following purposes:

At the meeting, our stockholders of record on the record date will be asked to vote on the following matters:

(1)

having received a directors’ resolution recommending the approval by our shareholders of the merger of our company with and into the wholly-owned Nevada subsidiary of Energy Metals Corporation, EMC Acquisition Corp., to consider and approve the following resolutions, by stockholders holding at least a majority of shares of our common stock entitled to be voted at the meeting, having the effect of approving the merger:

“BE IT RESOLVED that:

(a)

a merger of our company with and into EMC Acquisition Corp., a Nevada corporation and wholly-owned subsidiary of Energy Metals Corporation, with our company carrying on as the surviving corporation under the corporate name of Quincy Energy Corp., or such other name as may be determined by Energy Metals Corporation, in accordance with the terms and conditions set out in the Agreement and Plan of Merger dated March 9, 2006, among our company, Energy Metals Corporation and EMC Acquisition Corp., as amended by a Letter Agreement dated April 5, 2006, be and is hereby approved, and our company be and is hereby authorized to apply to the Secretary of State of the State of Nevada to carry out the merger pursuant to the Nevada Revised Statutes;

(b)

the Articles of Merger, to be provided to the Secretary of State of the State of Nevada to merge our company with and into EMC Acquisition Corp., with Quincy Energy Corp. carrying on as the surviving corporation, in the form presented to our stockholders at the meeting, be and are hereby approved;

(c)

the board of directors of our company may elect not to file the Articles of Merger or consummate the merger if the board of directors of our company determines that, in the circumstances, it would not be in the best interest of our company to proceed with the merger; and

(d)

the directors and officers of our company are hereby authorized and directed to do such things and to execute such documents as may be necessary or desirable in order to effect the merger; and

(2)

any other business that may properly be brought before the meeting or any adjournment or postponement thereof.

Our board of directors has fixed the record date of April 28, 2006 to determine the stockholders of our company who are entitled to receive notice of, and to vote at, the meeting or any adjournment or postponement of the meeting.  Each holder of shares of our common stock on the record date will be entitled to one vote per share of common stock held on each matter properly brought before the meeting.

ii

As a result of the merger of our company with and into the wholly-owned subsidiary of Energy Metals Corporation, EMC Acquisition Corp., the merged company will be the wholly-owned subsidiary of Energy Metals Corporation.  The merged company will be a Nevada corporation with our company’s Articles of Incorporation and the Bylaws.  All of the issued and outstanding securities of our company will be cancelled and all of the holders of our securities will become holders of securities of Energy Metals Corporation, a British Columbia corporation.

The Nevada Revised Statutes permit our company to merge with and into a corporation existing under the laws of Nevada with the approval of stockholders holding at least a majority of shares of our common stock entitled to be voted at the meeting.  Accordingly, Energy Metals Corporation formed EMC Acquisition Corp. as its wholly-owned subsidiary in Nevada to facilitate the transaction.

Your attention is directed to the accompanying proxy statement which summarizes the merger to be voted upon.  Stockholders who do not expect to attend the meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy as promptly as possible in the enclosed envelope.

THE VOTE OF EACH STOCKHOLDERS IS IMPORTANT.  YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU.  PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS.  FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD.  EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.  PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

BY ORDER OF THE BOARD OF DIRECTORS

By:

______________________________________
Dated: April , 2006

DANIEL T. FARRELL, Chief Executive Officer

SUMMARY TERM SHEET

This summary highlights important and material information from this proxy statement but does not purport to be complete.  To fully understand the merger described in this proxy statement, you should read carefully the entire proxy statement.  We have included section references to direct you to a more complete description of the topics contained in this summary.

•

Parties to the Transaction:  Quincy Energy Corp., Energy Metals Corporation and EMC Acquisition Corp., a wholly-owned subsidiary of Energy Metals Corporation.

•

Purpose of the Transaction: The purpose of the transaction is for Energy Metals to acquire all of the outstanding shares of our company that it does not already own.

•

Merger:  On March 9, 2006, we entered into an Agreement and Plan of Merger, as amended, whereby, subject to the approval of the stockholders of our company and Energy Metals, and subject to regulatory approval, we will merge with and into EMC Acquisition Corp., with our company continuing on as the surviving corporation.  Please read "Merger" beginning on page 7.

•

Consideration:  Upon consummation of the merger, each share of our company will be converted into the right to receive 0.20 shares of common stock of Energy Metals rounded up to the nearest whole share of Energy Metals.

•

Treatment of Stock Options:  Upon consummation of the merger, each stock option granted under our company’s stock option plan shall be converted into a stock option to acquire common shares of Energy Metals on the same terms as the original stock options except that (i) each such stock option shall become immediately exercisable for the number of shares that were issuable upon exercise of such stock option multiplied by 0.20 rounded up to the nearest whole number of shares, (ii) the per share exercise price shall be equal to the quotient determined by dividing the exercise price at which such stock option was exercisable by 0.20, rounded down to the nearest whole cent, and (iii) stock options held by persons whose involvement with our company or Energy Metals is terminated on or prior to the consummation of the merger, shall expire after a period of ninety (90) days from the consummation of the merger.

•

Treatment of Warrants: Upon consummation of the merger, each share purchase warrant issued by our company will continue and will allow the holder to acquire common shares of Energy Metals on the same terms as the original share purchase warrant except that (i) each share purchase warrant shall be exercisable (or shall become exercisable in accordance with its terms) for that number of common shares of Energy Metals equal to the product of the number of shares that were issuable upon exercise of such share purchase warrant multiplied by 0.20, rounded down to the nearest whole number of shares, (ii) the per share exercise price shall be equal to the quotient determined by dividing the exercise price per share purchase warrant, rounded up to the nearest whole cent.

•

Board Recommendation: Our board of directors determined that the merger is fair to and in the best interests of our stockholders, and unanimously recommends that our stockholders approve the merger. Please read "Reasons For the Merger and Board of Directors Recommendation" beginning on page 17.

•

Required Vote:  Under Nevada law, the affirmative vote of holders of a majority of our shares of common stock outstanding and entitled to vote at the special meeting is necessary to adopt the merger proposal. Please read "Shares Outstanding, Quorum and Required Vote" beginning on page 2.

•

Regulatory Approvals Required:  In addition to the required stockholder approval discussed above, the merger is subject to regulatory approval as to the fairness of the transaction to our stockholders.  Please read "Regulatory Approvals" beginning on page 23.

- ii -

•

Appraisal Rights: Stockholders who oppose the merger may exercise appraisal rights but only if they do not vote in favor of the merger proposal and otherwise strictly comply with the procedures of Sections 92A.300 to 92A.500 of the Nevada Revised Statutes.  A copy of Sections 92A.300 to 92A.500 are included as Exhibit "C" to this proxy statement.  See "Appraisal and Dissent Rights" beginning on page 16.

•

Material Federal Tax Consequences:  In general, your receipt of the merger consideration will be a taxable transaction for United States federal income tax purposes and may also be taxable under applicable state, local, foreign and other tax laws.  Energy Metals will not withhold any amounts.  However, the tax consequences of the merger to you will depend upon your own financial and tax situation. We recommend that you consult your tax and legal advisors for a full understanding of the tax consequences of the merger to you. Please read "Material Federal Income Tax Consequences" on page ii and "Income Tax Consequences of the Merger" beginning on page 20.

•

Anticipated Closing of Merger: The merger will be completed after all of the conditions to completion of the merger are satisfied or waived, including approval of the merger proposal by the stockholders of our company and Energy Metals.  We will complete the merger as promptly as possible following the receipt of all necessary approvals, subject to the satisfaction or waiver of the other conditions to the merger.  We currently expect the merger to be completed in late May or early June 2006.

•

Additional Information: You can find more information about our company in the periodic reports and other information we file with the SEC. The information is available at the SEC's public reference facilities and at the Internet site maintained by the SEC at http://www.sec.gov. For a more detailed description of the information available, please see the section entitled "Additional Information" on page 76.

EXEMPTION FROM REGISTRATION UNDER U.S. SECURITIES ACT OF 1933

Energy Metals will not register with the Securities and Exchange Commission the securities to be issued in connection with the merger, in reliance upon the exemption from such registration provided by section 3(a)(10) of the United States Securities Act of 1933.  Section 3(a)(10) exempts from the registration requirements of the Securities Act of 1933 securities that are issued in transactions approved by a court, or by any official or agency of the United States, or other governmental authority expressly authorized by law to grant such approval, after a hearing on the fairness of the terms and conditions of such issuance.

For a more detailed discussion please refer to “Regulatory Approvals – Fairness Hearing” beginning on page 25.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

Our stockholders should be aware that the merger and the ownership of securities of Energy Metals may have material tax consequences in the United States that are not described in this proxy statement which may include, without limitation, that the merger is a taxable transaction, in whole or in part, for United States federal income tax purposes, and the possibility that either our company or EMC may be classified as a passive foreign investment company, which classification would subject holders to special, generally adverse tax consequences.

Our stockholders resident in the United States are advised to consult their own tax advisors to determine the particular tax consequences to them of the merger in light of their particular situation, as well as any tax consequences that may arise under the laws of any other relevant foreign, state, local, or other taxing jurisdiction.

Enforcement by our stockholders of civil liabilities under United States securities laws may be affected adversely by the fact that Energy Metals is organized under the laws of a jurisdiction outside the United States, that some or all of their officers and directors are residents of countries other than the United States, and that all or a substantial portion of the assets of Energy Metals and such persons may be located outside the United States.

The securities of Energy Metals to be issued in connection with the merger have not been approved or disapproved by the Securities and Exchange Commission or securities regulatory authorities of any state of

- iii -

the United States, nor has the Securities and Exchange Commission or the securities regulatory authorities of any state of the United States passed on the adequacy or accuracy of this proxy statement. Any representation to the contrary is a criminal offence.

Our board of directors recommends that you vote “FOR” the merger.

TABLE OF CONTENTS

PROXY STATEMENT

INTRODUCTION

1

INFORMATION CONCERNING VOTING AND SOLICITATION

1

Date, Time and Place

1

Matters to be Considered

Who Can Vote

2

Shares Outstanding, Quorum and Required Vote

2

Counting of Votes

2

Proxy Card and Revocation of Proxy

2

Advice to Beneficial Stockholders

3

Persons Making Solicitation

3

Dissenters’ Right of Appraisal

4

Interest of Certain Persons in Matters to be Acted Upon

5

Security Ownership by Directors, Executive Officers and Their Affiliates

5

THE MERGER

6

CERTAIN MATERIAL TERMS OF THE AGREEMENT AND PLAN OF MERGER

7

Merger

7

Effect of Merger

7

Effective Time of the Merger

7

Certificate of Incorporation and Bylaws of Merged Company

8

Directors of the Energy Metals and Merged Company

8

Consideration for Stockholders

8

Consideration for holders of Options

8

Consideration for holders of Warrants

9

Exchange of Share Certificates

9

Representations and Warranties

9

Conduct of Business Pending Merger

10

Actions to be Taken to Complete the Merger

12

Closing Conditions

12

Non-Solicitation of Acquisition Proposals

14

Notice of Superior Proposal

15

Termination

15

APPRAISAL AND DISSENT RIGHTS

16

REASONS FOR THE MERGER AND BOARD OF DIRECTORS RECOMMENDATION

17

Background to and Reasons for the Merger

17

Financial Rationale

18

Strategic Rationale

18

Corporate Structure

18

Agreement and Plan of Merger

18

DESCRIPTION OF SHARES OF ENERGY METALS

19

MATERIAL DIFFERENCES IN THE RIGHTS OF SECURITY HOLDERS

19

ACCOUNTING TREATMENT OF THE MERGER

20

INCOME TAX CONSEQUENCES OF THE MERGER

20

REGULATORY APPROVALS

24

RESALE OF SHARES

25

PAST CONTRACTS, TRANSACTIONS AND NEGOTIATIONS

26

FORWARD-LOOKING STATEMENTS

27

RISK FACTORS

28

Risks Relating to the Transaction

29

Risks Relating to the Businesses of Energy Metals, Our Company and The Merged Company

30

INFORMATION ABOUT QUINCY ENERGY CORP.

32

DESCRIPTION OF BUSINESS

32

Business Development

32

Our Business

32

- ii -

Principal Product

32

Cyclical Nature of Our Products

32

MINERAL PROJECTS

33

General Statement Regarding Our Mineral Properties

33

National Instrument 43-101 Disclosure

33

Hansen, Hosta Butte and McKinley Properties

34

Crownpoint Property

38

Aurora Property

42

Arizona Strip Breccia Properties

44

Elliott Lake Property

49

Rattlesnake Hills and Lewiston Properties

50

Silver Bow Property

55

Lantern Property

57

Quartz Mountain Property

62

Millers Property

66

Seven Troughs Property

68

AG Property

68

Atlas Database

70

Quality Assurance and Quality Control

71

Exploration Facilities

72

Other Material Mineral Properties

72

SELECTED FINANCIAL DATA

72

Annual Information

72

Quarterly Information

73

MANAGEMENT’S DISCUSSION AND ANALYSIS

74

Plan of Operation

74

Results of Operations –Nine Months ended January 31, 2006

75

Results of Operations – Fiscal Year ended April 30, 2005

75

Liquidity and Capital Resources

75

STOCK EXCHANGE PRICE

76

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

77

ADDITIONAL INFORMATION

77

INFORMATION ABOUT ENERGY METALS CORPORATION

78

DESCRIPTION OF BUSINESS

78

History and Development of Energy Metals

78

Business Overview

78

Significant Transactions

78

Technical Personnel

80

Competition

80

Government Regulation and Environmental Concerns

81

MINERAL PROPERTIES OF ENERGY METALS

81

Aurora Property Oregon

81

Moore Ranch Property Wyoming

86

Antelope Property Wyoming

89

Other Properties

91

Acquisition of Prior Exploration and Development Technical Databases

91

Standard Uranium Inc..

92

Business Overview

92

Significant Acquisitions and Dispositions

92

Technical Personnel

93

Trends

94

MINERAL PROPERTIES OF STANDARD URANIUM

94

Arizona Properties

94

Northern Colorado Properties

94

Wyoming Properties

94

Palangana Project

96

- iii -

Summary

96

Property Description and Location

97

Accessibility, Climate, Local Resources, Infrastructure and Physiography

99

History

99

Geological Setting

103

LEGAL PROCEEDINGS

114

EXCHANGE CONTROLS

114

SELECTED FINANCIAL DATA FOR ENERGY METALS

118

EXCHANGE RATE INFORMATION

118

RECONCILIATION TO UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

119

OPERATIONAL AND FINANCIAL REVIEW

121

NATURE OF TRADING MARKETS

122

PRO FORMA INFORMATION

123

PRO FORMA FINANCIAL STATEMENTS

124

INTERIM CONSOLIDATED FINANCIAL STATEMENTS OF QUINCY ENERGY CORP.

141

ANNUAL CONSOLIDATED FINANCIAL STATEMENTS OF QUINCY ENERGY CORP.

163

INTERIM CONSOLIDATED FINANCIAL STATEMENTS OF ENERGY METALS CORPORATION

186

ANNUAL CONSOLIDATED FINANCIAL STATEMENTS OF ENERGY METALS CORPORATION

204

INTERIM CONSOLIDATED FINANCIAL STATEMENTS OF STANDARD URANIUM INC.

226

ANNUAL CONSOLIDATED FINANCIAL STATEMENTS OF STANDARD URANIUM INC.

242

INDEX OF EXHIBITS

268

SIGNATURES

269

Quincy Energy Corp.
512 – 120 Adelaide Street
Toronto, Ontario, Canada  M5H 1T1
(906) 370-4695

PROXY STATEMENT

INTRODUCTION

This proxy statement and the accompanying form of proxy are being furnished to the holders of shares of common stock of Quincy Energy Corp., a Nevada corporation, in connection with the solicitation of proxies by the board of directors of Quincy for use at the special meeting of the stockholders to be held at The Toronto Board of Trade, 1 First Canadian Place (Adelaide Street Entrance), Toronto, Ontario, Canada, on May 23, 2006, at 10:00 a.m., (local time), or at any continuation, postponement or adjournment thereof.

We are asking our stockholders to vote on the adoption of the Agreement and Plan of Merger, dated as of March 9, 2006, among our company, Energy Metals Corporation and EMC Acquisition Corp., a wholly-owned subsidiary of Energy Metals, as amended by a Letter Agreement dated April 5, 2006.  If the merger is completed, we will become a wholly-owned subsidiary of Energy Metals, and our stockholders (other than those who perfect their appraisal rights under Nevada law) will have the right to receive 0.20 shares of common stock of Energy Metals rounded up to the nearest whole share of Energy Metals.

INFORMATION CONCERNING VOTING AND SOLICITATION

Date, Time and Place

The special meeting of stockholders will be held at The Toronto Board of Trade, 1 First Canadian Place (Adelaide Street Entrance), Toronto, Ontario, Canada, on May 23, 2006 at 10:00 a.m. (local time) or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and any business properly brought before the special meeting.  Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the special meeting.  We intend to mail this proxy statement and accompanying proxy card on or about April , 2006 to all stockholders entitled to vote at the special meeting.

Matters to be Considered

At the special meeting, our stockholders will be asked:

•

to consider and vote upon the adoption of the Agreement and Plan of Merger, dated as of March 9, 2006, among our company, Energy Metals and EMC Acquisition Corp., as amended by a Letter Agreement dated April 5, 2006;

•

to vote upon an adjournment or postponement of the special meeting, if necessary, to solicit additional proxies; and

•

to transact any other business as may properly be brought before the special meeting or any adjournment or postponement of the special meeting.

On March 8, 2006, our board of directors (1) determined that the merger and the Agreement and Plan of Merger, as amended, is fair to and in the best interests of our stockholders and (2) approved the Agreement and Plan of Merger, as amended, and the transactions contemplated thereby, including the merger. Therefore, our board of directors recommends that you vote FOR the adoption of the Agreement and Plan of Merger, as amended. See "Reasons For the Merger and Board of Directors Recommendation" beginning on page 17.

Our board of directors knows of no other matters that will be presented for consideration at the special meeting. If any other matters properly come before the special meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock as of the record date of April 28, 2006.  Your shares can be voted at the meeting only if you are present in person or represented by a valid proxy.  Each holder on the record date is entitled to one vote for each share of common stock held on all matters to be voted upon at the meeting.  All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the special meeting, and not revoked or superseded, will be voted at the special meeting in accordance with the instructions indicated on those proxies.  YOUR VOTE IS IMPORTANT.

Shares Outstanding, Quorum and Required Vote

On the record date, there were  shares of common stock issued and outstanding.  In order to carry on the business of the special meeting, we must have a quorum at the meeting.  Under our Bylaws, a quorum is constituted for all meetings of our stockholders if our stockholders who collectively own at least one-third of our common stock are present in person or are represented by duly appointed proxies.  The proposed merger will be approved if stockholders who own at least a majority of our common stock vote in favor of the merger. As of the close of business on April 28, 2006, the record date, there were  shares of our common stock outstanding.  This means that under Nevada law,  shares or more must vote in the affirmative to adopt the merger agreement.

Counting of Votes

If a stockholder of our company fails to submit a proxy or vote at the meeting, the stockholder’s votes will not be counted as present for the purposes of determining a quorum and will have the same effect as a vote against the merger.  If a stockholder of our company submits a properly signed proxy card and affirmatively elects to abstain from voting, the proxy will be counted as present for the purpose of determining a quorum but will not be voted at the meeting.  Consequently, an abstention will have the same effect as a vote against the merger.  If a stockholder’s shares are held by a broker, custodian bank or other nominee, the stockholder must contact such persons to vote the shares on the stockholder’s behalf.  Such persons cannot vote a stockholder’s shares without receiving instructions from the stockholder.  See "Advice to Beneficial Stockholders" on page 3.

The merger will not be completed, and you will not receive the merger consideration, if the vote described above is not obtained. Your vote is very important.  FAILURE TO VOTE WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of the merger and at their discretion on any other matters that may properly come before the special meeting.  The board knows of no other business that will be presented for consideration at the special meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted.  In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at our principal business office at 512 – 120 Adelaide Street, Toronto, Ontario, Canada, M5H 1T1 or our transfer agent's office at Equity Transfer Services I120 Adelaide Street, West, Suite 420, Toronto, ON, M5H 4C3, at any time up to and including the last business day preceding the day of the special meeting, or any adjournment thereof, or with the chairman of the special meeting on the day of the special meeting.  Attendance at the special meeting will not in and of itself constitute revocation of a proxy.

All votes will be tabulated by the inspector of election appointed for the special meeting, who will separately tabulate "for" votes, "against" votes, abstentions and broker non-votes. As described above, abstentions and broker non-votes will have the effect of a vote against the merger proposal.

Advice to Beneficial Stockholders

The information set forth in this section is of significant importance to many stockholders, as a substantial number of stockholders do not hold shares in their own name.  Stockholders who do not hold their shares in their own name (referred to in this proxy statement as “beneficial stockholders”) should note that only proxies deposited by stockholders whose names appear on the records of our company as the registered holders of the shares can be recognized and acted upon at the special meeting.  If shares are listed in an account statement provided to a stockholder by a broker, then in almost all cases those shares will not be registered in the stockholder’s name on the records of our company.  Such shares will more likely be registered under the names of the stockholder’s broker or an agent of that broker.  In the United States, the vast majority of such shares are registered under the name of Cede & Co., as nominee for The Depository Trust Company (which acts as depository for many United States brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).  Beneficial stockholders should ensure that instructions respecting the voting of their shares are communicated to the appropriate person.

Applicable regulatory policy requires intermediaries and brokers to seek voting instructions from beneficial stockholders in advance of stockholders’ special meetings.  Every intermediary and broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial stockholders in order to ensure that their shares are voted at the special meeting.  The form of proxy supplied to a beneficial stockholder by its broker (or the agent of the broker) is similar to the proxy card provided to registered stockholders by our company.  However, its purpose is limited to instructing the registered stockholder (the broker or agent of the broker) how to vote on behalf of the beneficial stockholder.  The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication Services (“ADP”) in the United States and Independent Investor Communications Company (“IICC”) in Canada.  ADP and IICC typically apply a special sticker to proxy forms, mail those forms to the beneficial stockholders.  Beneficial stockholders should return the proxy forms to ADP for the United States and IICC for Canada.  ADP and IICC then tabulate the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Meeting.  A beneficial stockholder receiving an ADP proxy or an IICC proxy cannot use that proxy to vote shares directly at the meeting – the proxy must be returned to ADP or IICC, as the case may be, well in advance of the meeting in order to have their shares voted at the meeting.

Although a beneficial stockholder may not be recognized directly at the special meeting for the purposes of voting shares registered in the name of his broker (or agent of the broker), a beneficial stockholder may attend at the special meeting as proxyholder for the registered stockholder and vote the shares in that capacity.  Beneficial stockholders who wish to attend at the special meeting and indirectly vote their shares as proxyholder for the registered stockholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker (or agent), well in advance of the special meeting.

Alternatively, a beneficial stockholder may request in writing that his or her broker send to the beneficial stockholder a legal proxy which would enable the beneficial stockholder to attend at the special meeting and vote his or her shares.

Persons Making Solicitation

This document is being furnished in connection with the solicitation of proxies by our company’s board of directors for use at our special meeting on May 23, 2006.  We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to our company’s stockholders.  Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of our common stock in their names that are beneficially owned by others to forward to these beneficial owners.  We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of our common stock.  Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees.  No additional compensation will be paid to directors, officers or other regular employees for such services.  We do not presently intend to employ any other party to assist in the solicitation process.  We have not incurred any costs to date in connection with the solicitation of proxies from our stockholders, but we estimate that the total costs will be approximately $50,000.

Dissenters’ Right of Appraisal

Nevada law generally provides that stockholders may have dissenters’ rights in connection with a merger where the approval of the corporation’s stockholders is required.  Any holder of our common stock that has properly complied with the provisions of Chapter 92A.300 to 92A.500 of the Nevada Revised Statutes as to dissenters' rights will be entitled to payment, solely from the merged company, of the appraisal value of their shares to the extent permitted by and in accordance with the provisions of Chapter 92A of the Nevada Revised Statutes; provided, however, that (i) if any holder who dissents, under the circumstances permitted by and in accordance with the Nevada Revised Statutes, affirmatively withdraws such holder's demand for appraisal, (ii) if any holder who dissents fails to establish such holder's entitlement to dissenters' rights as provided in Chapter 92A of the Nevada Revised Statutes, or (iii) if any holder who dissents takes or fails to take any action the consequence of which is that such holder is not entitled to payment for such holder's shares under the Nevada Revised Statutes, such holder or holders (as the case may be) will forfeit the right to appraisal of such shares of our common stock and such shares of our common stock will thereupon be deemed to have been converted, as of the effective time of the merger, into and represent the right to receive the 0.20 shares of Energy Metals payable in respect of such shares of our common stock.  We will give Energy Metals prompt notice of any demands received by us for appraisal of shares of our common stock, and Energy Metals will have the right to participate in all negotiations and proceedings with respect to such demands.  We will not settle, make any payments with respect to, or offer to settle, any claim with respect to any shareholders who have exercised their dissent rights without the written consent of Energy Metals.

In order to exercise dissenter’s rights provided under the Nevada Revised Statutes, a stockholder must submit a written notice to us, before the stockholder’s vote at the special meeting is taken, of the stockholder’s intent to demand payment for the shares if the merger is consummated and must not vote in favor of the merger.  If the merger is approved by our stockholders, then the merged company will, no later than 10 days after consummation of the merger, send a dissenter’s notice to any stockholders who provided our company with a notice of intention to dissent and who did not vote in favour of the merger.  The dissenter’s notice will: (i) state where demand for payment must be sent and when and where the share certificates for shares of our common stock must be deposited, (ii) inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received, (iii) supply a form for demanding payment, (iv) set a date by which the merged company must receive the demand for payment, and (v) be accompanied by a copy of Chapter 92A.300 to 92A.500 of the Nevada Revised Statutes.

A stockholder to whom a dissenter’s notice is sent must: (i) demand payment, (ii) certify whether he or she acquired beneficial ownership before the date set out in the dissenter’s notice, and (iii) deposit the share certificates in accordance with the dissenter’s notice.

Within 30 days after receiving any demands for payment, the merged company shall pay each dissenter who complied with the provisions of Chapter 92A of the Nevada Revised Statues the amount the merged company estimates to be the fair value of the shares, plus accrued interest.  The fair value of the shares is equal to the value of the shares immediately before the consummation of the merger, excluding any appreciation or depreciation in anticipation of the merger unless exclusion would be inequitable.  The payment will be accompanied by (i) our financial statements for the year ended April 30, 2005, (ii) a statement of the estimate of the fair value, (iii) an explanation of how interest was calculated, and (iv) those other items required by Chapter 92A of the Nevada Revised Statutes.

A dissenting stockholder receiving such payment may (i) reject the payment and demand payment of the fair value and accrued interest, or (ii) accept the payment after providing an estimate of the fair value plus accrued interest and demand payment of such estimate.

If any demand for payment remains unsettled the merged company must, within 60 days after receiving such demand, petition the court to determine the fair value of the shares and accrued interest.

The procedure to dissent is described in Sections 92A.300 to 92A.500 of the Nevada Revised Statutes, which are attached as Exhibit "C" to the proxy statement.  Sections 92A.300 to 92A.500 of the Nevada Revised Statues inclusive requires strict adherence to the procedures set forth therein, and failure to do so may result in the loss of all dissenters’ rights.  Accordingly, each stockholder who might desire to exercise dissenter’s rights should carefully consider and comply with the provisions of those sections and consult his or her legal advisor.

Interest of Certain Persons in Matters to be Acted Upon

Except for their interest in the merger as shareholders, option holders and/or  warrant holders, (which is the same as all other holders of such securities) and as set out below, we are not aware of any material interest, direct or indirect, by way of beneficial ownership of common shares or otherwise, of each of the following persons in any matter to be acted upon at the meeting:

•

each person who has been a director or executive officer of our company at any time since the beginning of our company’s last fiscal year; and

•

each associate or affiliate of any of the foregoing.

William M. Sheriff is a director of our company and a director and significant shareholder of Energy Metals.  Mr. Sheriff will continue to be a director of Energy Metals upon the completion of the proposed merger.  Mr. Sheriff owns 2,500,800 common shares of Energy Metals, which represents 5.79% of the issued and outstanding shares as of March 13, 2006 and Mr. Sheriff owns 6,001,000 shares of our common stock, which represents 12.42%% of our issued and outstanding shares of common stock as of March 10, 2006.

Security Ownership by Directors, Executive Officers and Their Affiliates

We have set forth in the following table certain information regarding our shares of common stock beneficially owned as of March 10, 2006 for: (i) each shareholder we know to be the beneficial owner of 5% or more of our shares of common stock; (ii) each of our executive officers and directors; and (iii) all executive officers and directors as a group.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission.  In computing the number of shares of common stock beneficially owned by a person, we have included shares for which the named person has sole or shared power over voting or investment decisions.  Except as otherwise noted below, the number of shares of common stock beneficially owned includes common stock which the named person has the right to acquire, through conversion or option exercise, or otherwise, within 60 days after March 10, 2006.  Beneficial ownership calculations for 5% stockholders are based solely on publicly filed Schedule 13Ds or 13Gs, which 5% stockholders are required to file with the Securities and Exchange Commission.  Unless otherwise indicated, the address of each beneficial owner listed below is c/o Quincy Energy Corp., 512 – 120 Adelaide Street, Toronto, Ontario, Canada  M5H 1T1.  As of March 10, 2006, we had 48,308,830 shares of common stock issued and outstanding.  Accordingly, each of the shares is entitled to one vote per share at the special meeting.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class (1)
Daniel T. Farrell(2)	3,482,5000	7.21%
William M. Sheriff(2)	6,001,000	12.42%
Thomas Skimming(2)	Nil	N/A
John Cullen(2)	390,000	0.81%
Art D. Ettlinger(2)	Nil	N/A
James N. Fairbairn(3)	37,500	0.08%
All officers and directors, as a group	9,911,000	20.52%
NZ Uranium LLC(4) 3514 East Presidio Circle Mesa, Arizona 85213	6,000,000	12.42%
SPGP(5) 47 Av. Matignon 75008 Paris, France	3,333,333	6.90%
Sprott Asset Management Ltd. Royal Bank Plaza South Tower, Suite 2750 Toronto, Ontario M5J 2J2	6,164,882	12.76%
Anglo Pacific Group PLC 17 Hill Street London, England W1J 5N2	4,226,800	8.75%

(1)

Based on 48,308,830 shares issued and outstanding as of March 10, 2006.

(2)

A director of our company.

(3)

The chief financial officer of our company.

(4)

These shares are being held in trust by NZ Uranium’s counsel pending resolution of certain outstanding title and other matters.

(5)

As indicated on our company’s records.

THE MERGER

On March 9, 2006, we entered into the Agreement and Plan of Merger, as amended by a Letter Agreement dated April 5, 2006, with Energy Metals and EMC Acquisition Corp., a wholly-owned subsidiary of Energy Metals, whereby, subject to (i) stockholder approval from each of the stockholders of our company and Energy Metals and (ii) regulatory approval, we will merge with and into EMC Acquisition Corp.

EMC Acquisition Corp. was incorporated on February 22, 2006 for the sole purpose of effecting the merger with our company.  EMC Acquisition Corp. is a non-operating, wholly-owned subsidiary of Energy Metals, and does not have any assets.

Pursuant to the terms of the Agreement and Plan of Merger, as amended, and upon consummation of the merger:

•

each share of our company will be converted into the right to receive 0.20 shares of common stock of Energy Metals rounded up to the nearest whole share of Energy Metals;

•

each stock option granted under our company’s stock option plan shall be converted into a stock option to acquire common shares of Energy Metals on the same terms as the original stock options except that (i) each such stock option shall become immediately exercisable for the number of shares that were issuable upon exercise of such stock option multiplied by 0.20 rounded down to the nearest whole number of shares, (ii) the per share exercise price shall be equal to the quotient determined by dividing the exercise price at which such stock option was exercisable by 0.20, rounded up to the nearest whole cent, and (iii) stock options held by persons whose involvement with our company or Energy Metals is terminated on or prior to the consummation of the merger, shall expire after a period of ninety (90) days from the consummation of the merger; and

•

each share purchase warrant issued by our company will continue and will allow the holder to acquire common shares of Energy Metals on the same terms as the original share purchase warrant except that (i) each share purchase warrant shall be exercisable (or shall become exercisable in accordance with its terms) for that number of common shares of Energy Metals equal to the product of the number of shares that were issuable upon exercise of such share purchase warrant multiplied by 0.20, rounded down to the nearest whole number of shares, (ii) the per share exercise price shall be equal to the quotient determined by dividing the exercise price per share purchase warrant, rounded up to the nearest whole cent.

At any time before the effective date of the merger, the merger agreement may be terminated and the merger may be abandoned for any reason whatsoever by the board of directors of our company or Energy Metals.

After the merger, Energy Metals will continue to operate out of its head office located at 1238 – 200 Granville Street, Vancouver, British Columbia, Canada.

CERTAIN MATERIAL TERMS OF THE AGREEMENT AND PLAN OF MERGER

A summary of the material terms of the Agreement and Plan of Merger, as amended, is set forth below.  The following description of the Agreement and Plan of Merger, as amended, is qualified in its entirety by the full text of the Agreement and Plan of Merger, as amended, which is attached as Exhibit "D" to this proxy statement.

Merger

Upon the terms and subject to satisfaction or waiver of the conditions set forth in the Agreement and Plan of Merger, as amended, and in accordance with the Nevada Revised Statutes, at the effective time of the merger, our company will be merged with and into EMC Acquisition Corp.  As a result of the merger, the separate corporate existence of our company and EMC Acquisition Corp. will cease and the merged company will continue as the surviving corporation of the merger.

Effect of Merger

At the effective time of the merger, all the property, rights, privileges, powers and franchises of our company and EMC Acquisition Corp. will vest in the merged company, and all debts, liabilities and duties of our company and EMC Acquisition Corp. will become the debts, liabilities and duties of the merged company.

Effective Time of the Merger

The Agreement and Plan of Merger, as amended, provides that as soon as practicable after the satisfaction or waiver of the conditions in the merger, the parties will cause the merger to be consummated by filing Articles of Merger with the Secretary of State of the State of Nevada.  It is anticipated that the effective time of the merger will be as soon as practicable after the receipt of all necessary approvals, and all other conditions to the merger have been satisfied or waived.  We currently expect the merger to be completed in late May or early June 2006.

Certificate of Incorporation and Bylaws of Merged Company

At the effective time of the merger, the Articles of Incorporation of our company, as may be amended or restated, as in effect immediately prior to the effective time of the merger will be the Articles of Incorporation of the merged company.

At the effective time, the Bylaws of our company, as may be amended or restated, as in effect immediately prior to the effective time of the merger will be the Bylaws of the merged company.

Directors of the Energy Metals and Merged Company

Energy Metals has agreed to take all action to appoint a nominee of our company to the board of directors of Energy Metals immediately following consummation of the merger.  It is anticipated that the board of directors of Energy Metals immediately following consummation of the merger will consist of the following persons:

Paul Matysek

William Sheriff

James G. Watt

Grayson Hand

William Lupien

David Cole

Nominee of our company

The directors of EMC Acquisition Corp. immediately prior to the effective time of the merger will be the initial directors of the merged company, each to hold office in accordance with the Articles of Incorporation and Bylaws of the merged company.  The officers of EMC Acquisition Corp. immediately prior to the effective time of the merger will be the initial officers of the merged company, each to hold office in accordance with the Articles of Incorporation and Bylaws of the merged company.

Consideration for Stockholders

In consideration of our stockholders agreeing to the merger, each share of our common stock issued and outstanding immediately prior to the effective time will be converted into the right to receive 0.20 shares of Energy Metals rounded up to the nearest whole share.  All shares of our common stock will automatically be cancelled and will cease to exist, and each certificate previously representing any of our shares will thereafter represent the right to receive the 0.20 shares of Energy Metals.

All of the shares of our common stock owned by Energy Metals or any of its subsidiaries will be cancelled and will cease to exist and no shares of Energy Metals or other consideration will be delivered in exchange for such shares.

Consideration for holders of Options

At the effective time of the merger, each of our company’s stock options then outstanding under our 2003 Key Employee Stock Option Plan, whether or not then exercisable, will be converted into a stock option to purchase common shares of Energy Metals.  Each of our company’s stock options so converted shall continue to have, and be subject to, the same terms and conditions as set forth in our Stock Option Plan and any agreements thereunder immediately prior to the effective time of the merger, except that (i) each of our company’s stock options shall become immediately exercisable (in accordance with our Stock Option Plan), for that number of shares of Energy Metals equal to the product of the number of shares that were issuable upon exercise of such stock option multiplied by 0.20, rounded down to the nearest whole number of Shares of Energy Metals, (ii) the per share exercise price for the shares of Energy Metals issuable upon exercise of such stock option so converted shall be equal to the quotient determined by dividing the exercise price by 0.20, rounded up to the nearest whole cent, and (iii) each of our company’s stock options held by persons whose involvement with the merged company or Energy Metals is terminated on or prior to the effective time of the merger, such stock options shall expire after a period of ninety (90) days from the effective time of the merger.

Consideration for holders of Warrants

At the effective time of the merger, our company’s outstanding warrants will continue to be subject to, and exercisable in accordance with the terms and conditions set forth in, the certificates representing our company’s warrants, except that pursuant to the adjustment provisions of such of our warrants, as of the effective time of the merger, (i) each of our company’s warrants will be exercisable (or shall become exercisable in accordance with its terms) for that number of such shares of Energy Metals equal to the product of the number of shares that were issuable upon exercise of such of our warrants multiplied by 0.20, rounded down to the nearest whole number of shares of Energy Metals, (ii) the per share exercise price for the shares of Energy Metals issuable upon exercise of such warrants so converted shall be equal to the quotient determined by dividing the exercise price per share by 0.20, rounded up to the nearest whole cent.  Pursuant to the terms of the Letter Agreement dated April 5, 2006, among our company, Energy Metals and EMC Acquisition Corp., the parties thereto agreed to extend the exercise period of the presently issued share purchase warrants of our company such that the expiry date of the warrants is extended from June 21, 2006 to September 21, 2006.

Exchange of Share Certificates

Promptly after the effective time of the merger, Energy Metals will instruct its transfer agent to mail to each holder of record of shares of our common stock: (i) a letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to the share certificates will pass, only upon proper delivery of the share certificates to the transfer agent and will be in customary form) and (ii) instructions for use in effecting the surrender of the share certificates in exchange for the shares of Energy Metals.

Upon surrender of a share certificate for cancellation to the transfer agent together with a letter of transmittal, properly completed and duly executed, and such other documents as may be required, the holder of such share certificate will be entitled to receive the shares of Energy Metals payable in respect of the shares of our common stock represented by such share certificate, and the share certificate so surrendered will forthwith be cancelled.  Until surrendered, each share certificate will be deemed, at any time after the effective time of the merger, to represent only the right to receive upon such surrender the shares of Energy Metals payable in respect of the shares of our common stock represented by such share certificate.

If any share certificates have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such share certificate to be lost, stolen or destroyed and, if required by Energy Metals, the posting by such person of a bond, in such reasonable amount as Energy Metals may direct, as indemnity against any claim that may be made against it with respect to such share certificate, Energy Metals will pay in exchange for such lost, stolen or destroyed share certificate the shares of Energy Metals payable in respect of the shares of our common stock represented by such share certificate.

Representations and Warranties

In the Agreement and Plan of Merger, as amended, each party makes a number of customary representations and warranties as to, among other things, organization and good standing, corporate authority, governmental approvals and third party consents, capitalization, compliance with laws, no defaults, regulatory filings, financial statements, undisclosed material liabilities, litigation, material contracts, insurance, solvency, absence of material adverse effects, employees, employee benefit plans, mineral properties, taxes, charter provisions and finders fees.

Many of our representations and warranties are qualified by the absence of a material adverse effect, which, for purposes of the Agreement and Plan of Merger, as amended, means in relation to any event or change, an effect that is or would reasonably be expected to be materially adverse to the financial condition, operations, assets, liabilities, or business of our company and our subsidiary considered as a whole, provided that a material adverse effect will not include an adverse effect that: (i) relates to or arises out of a matter that has been publicly disclosed or otherwise disclosed in writing to Energy Metals prior to entering into the Agreement and Plan of Merger, as amended; (ii) relates to or arises out of conditions affecting the uranium extraction and/or production industry as a whole; (iii) relates to or arises out of general economic, financial, currency exchange, securities or commodity market conditions in Canada, the United States or elsewhere; (iv) relates to or arises out of any change in the market price of uranium; or (v) relates to any change the occurrence of which is reasonably attributable to this Agreement or the performance of any transaction contemplated herein.

In addition, several of our representations and warranties are qualified as to our knowledge, which means that even if a particular representation is not true and accurate, unless we knew of such failure to be true and accurate, such failure will not result in a breach of the Agreement and Plan of Merger, as amended.

Conduct of Business Pending Merger

From the date of the Agreement and Plan of Merger, as amended, to the date of the consummation of the merger of the termination of the Agreement and Plan of Merger, as amended, whichever is earlier, each of our company and Energy Metals has agreed to conduct its business in the ordinary course, consistent with past practice, use its reasonable commercial efforts to preserve intact its business organizations and goodwill, to keep available the services of its officers and employees as a group and to maintain existing relationships with suppliers, consultants, joint venture participants, partners, professional advisors, agents, distributors, customers, governmental entities and others, and not to take any of the following actions without the other party's prior consent:

•

make any commitments in excess of, or enter into any contracts or group of related contracts with a value or aggregate value (as the case may be) in excess of $50,000;

•

make any changes to the senior management or senior personnel;

•

undertake or make any decision or action which could be material to the business or which could reasonably be expected to have a material adverse effect on the party;

•

issue, sell, pledge, lease, dispose of, redeem, purchase or encumber or agree to or enter into a commitment to issue, sell, pledge, lease, dispose of, redeem, purchase or encumber:  (A) any shares of, or any options, warrants, calls, conversion privileges or rights of any kind to acquire any shares, debt securities, derivative securities or other securities, other than pursuant to the exercise of securities which are outstanding; or (B) any material assets, rights, properties;

•

amend or propose to amend its articles or by-laws (or the equivalent charter or constating documents) or propose to amend any of the terms of any outstanding securities;

•

split, combine or reclassify any outstanding shares, or declare, set aside or pay any dividend or other distribution payable in cash, stock, property or otherwise;

•

redeem, purchase or offer to purchase, or permit any shares or other securities, unless otherwise required by the terms of such securities;

•

reorganize, amalgamate or merge with any other person or enter into an agreement, arrangement or understanding regarding any of the foregoing or solicit, initiate, facilitate, engage in or respond to or encourage any enquiries or proposals with respect to any of the foregoing;

•

acquire or agree to acquire any person (or material interest therein or securities thereof), or acquire or dispose of or agree to acquire or dispose of any assets which in each case are individually or in the aggregate material (including but not limited to mining properties or interests therein), or enter into or commit to enter into any joint venture, earn-in or similar arrangements or agreements or enter into an agreement, arrangement or understanding regarding any of the foregoing or solicit, initiate, facilitate, engage in or respond to or encourage any inquiries or proposals with respect to any of the foregoing;

•

satisfy or settle any material claims or liabilities;

•

relinquish or modify any material contractual rights;

•

enter into any interest rate, currency or commodity swaps, hedges or other similar financial instruments;

•

incur, authorize, agree or commit to provide guarantees, incur, authorize or agree or become committed for any indebtedness for borrowed money or issue any amount of debt securities;

•

make any material decisions or take any material actions with respect to the development of, or commitments to develop, any mining and mineral project without keeping the other party fully informed thereof on a timely basis and without having in good faith attempted to achieve a mutual understanding and agreement with the other party prior to making any such material decision or taking any such material action;

•

enter into or modify any remuneration terms or benefit plans, or grant any bonuses, salary increases, stock options, pension or supplemental pension benefits, profit sharing, retirement allowances, severance agreements, deferred or other compensation, incentive compensation, severance, change of control or termination pay to, or make any loan to, any of its directors, officers, employees, consultants, contractors or agents;

•

enter into, amend or modify any employment or consulting agreements or arrangements with any officers or directors;

•

cancel or terminate any of its current insurance policies, including directors’ and officers’ insurance or reinsurance policies;

•

settle or compromise any claim brought by any present, former or purported holder of any of its securities in connection with the transactions contemplated by the Agreement or the Plan of Merger;

•

take any action, or permit any action to be taken on its behalf, which, if taken, could be inconsistent with the Agreement and Plan of Merger, as amended, or which could interfere with or be inconsistent with or could reasonably be expected to significantly impede the completion of the merger or any of the transactions contemplated hereby;

•

make any change to existing accounting practices, except as the regular, independent auditors of the party advise in writing are required by applicable laws, generally accepted accounting principals, or write up, down or off the book value of any assets in an amount that in the aggregate would be material to the other Party, except where required for compliance with applicable laws or generally accepted accounting principals;

•

make any material tax election or settle or compromise any material tax liability; and

•

resolve that it or any of its subsidiaries be wound up, appoint or permit the appointment of a liquidator, receiver or trustee in bankruptcy.

From the date of the Agreement and Plan of Merger, as amended, to the date of the consummation of the merger or the termination of the Agreement and Plan of Merger, as amended, whichever is earlier, we have also agreed that we will:

•

use our commercially reasonable efforts to procure support and lock-up agreements of our stockholders holding in the aggregate not less than 30% of our issued and outstanding shares;

•

use our commercially reasonable efforts to procure the agreement of all persons who have entered into written agreements whereby they would receive shares of our common stock as consideration for interests in natural resource or mining assets or properties to accept shares of Energy Metals in lieu thereof, at the exchange ratio of 0.2 shares of Energy Metals for each of our shares of common stock they would otherwise have received;

•

obtain the consent of NZ Uranium LLC to substitute the 6,000,000 shares of our common stock held in trust pending the satisfaction of certain conditions with 1,200,000 shares of Energy Metals, and to amend any agreement governing such trust to reflect such substitution; and

•

ensure that all of the information related to our company that is contained in the meeting materials for the stockholder meeting of Energy Metals do not contain any misrepresentation or untrue statement of a material fact or omit to state a material fact.

Actions to be Taken to Complete the Merger

Each of our company and Energy Metals agreed to in a timely and expeditious manner, take all necessary actions in order to enable it to participate in and effect the merger and use all commercially reasonable efforts to satisfy (or cause the satisfaction of) the conditions set out in the Agreement and Plan of Merger, as amended, and to do or cause to be taken or done, all other actions and all other things necessary, proper or advisable to complete the merger, including to:

•

apply for and use commercially reasonable efforts to obtain all necessary waivers, consents, orders and approvals required to be obtained from other parties to loan agreements, joint venture agreements, partnership agreements, leases, licences, permits and other contracts and documents;

•

make or co-operate as necessary in the making of all necessary filings and applications in connection with the transactions contemplated hereby and use commercially reasonable efforts to obtain all necessary consents, approvals and authorizations as are required to be obtained;

•

use commercially reasonable efforts to have lifted or rescinded any injunction or restraining order or other order or action seeking to stop, or otherwise adversely affecting the ability of the parties to consummate, the merger or the transactions contemplated hereby;

•

co-operate with the other party in connection with the performance by it of its obligations hereunder;

•

assist and co-operate in the preparation and filing with all applicable securities commissions or similar securities regulatory authorities of Canada and the United States of all necessary applications to seek exemptions, if required, from the prospectus, registration and other requirements of all applicable laws of Canada and the United States;

•

in the event the California Department of Corporations refuses to issue the permit, to use reasonable commercial efforts to amend the Agreement and Plan of Merger, as amended, to provide that the parties will agree to register the shares of Energy Metals issuable in exchange for the shares of our common stock under the Securities Act of 1933, including all necessary revisions, amendments, extensions and adjustments as necessary to complete the Merger on substantially the same terms as contemplated in herein; and

•

except for non-substantive communications, furnish promptly to the other party a copy of each notice, report, schedule or other document or communication delivered, filed or received by, to, with or from (as applicable) the party, and any reports or dealings with governmental entities, in connection with the merger, the permit, the special meeting of our stockholders or any of the transactions contemplated hereby.

We have agreed to convene a stockholders meeting promptly after the Securities and Exchange Commission's review of this proxy statement, in order for our stockholders to consider and vote upon the adoption of the Agreement and Plan of Merger, as amended. We also agreed that our board of directors would recommend that our stockholders vote in favor of adoption of the Agreement and Plan of Merger, as amended.

Closing Conditions

The Agreement and Plan of Merger, as amended, contains the following conditions for both our company and Energy Metals:

•

the California Department of Corporations will have issued a permit for the qualification of the offer and sale of the shares of Energy Metals to be issued in connection with the merger;

•

our stockholders will have approved the merger;

•

there will be no proceeding of a judicial or administrative nature or otherwise, brought by or before a governmental entity, or any applicable laws proposed, enacted, promulgated or applied, that directly or indirectly relates to the merger which could reasonably be expected to result in a material adverse effect on either party or which could impede or interfere with the completion of the merger;

•

all regulatory approvals and approvals of any other person (including any governmental entity), and the expiry of any waiting periods in connection with, or required to permit, the completion of the merger will have been obtained or received on terms which will not cause a material adverse effect on either party;

•

the shares of Energy Metals to be issued to our stockholders pursuant to the merger or on exercise of any outstanding options and warrants issued pursuant to the merger will have been approved for listing on the TSX Venture Exchange and such shares will not be subject to any statutory hold period or escrow under applicable securities laws in Canada;

•

no order (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated or enforced by any court or governmental authority of competent jurisdiction which prohibits, restrains, enjoins or restricts the consummation of the merger;

•

any material "blue sky" and other state securities laws applicable to the registration of the shares of Energy Metals to be issued to our stockholders pursuant to the merger shall have been complied with;

•

the merger will be consummated on or before June 30, 2006 or such later date as the parties, acting reasonably, may agree to in writing;

•

the Agreement and Plan of Merger, as amended, will not have been terminated;

•

the representations and warranties made to the other party will be true and correct in all material respects as of the date of the completion of the merger; and

•

up to the date of the completion of the merger, there will have been no change, condition, effect, event or occurrence which has or is reasonably likely or expected to have a material adverse effect on the other party, on the merger or on the combined business that will result from the completion of the merger.

The Agreement and Plan of Merger, as amended, contains the following additional conditions to the obligations of our company to close, any of which may be waived by our company:

•

we will have received an opinion satisfactory to us opining as to certain legal matters; and

•

Energy Metals will have procured support and lock-up agreements representing in the aggregate at least 22% of the issued and outstanding shares of Energy Metals.

The Agreement and Plan of Merger, as amended, contains the following additional conditions to the obligations of Energy Metals to close, any of which may be waived by Energy Metals:

•

the parties to the support and lock-up agreements, will not have breached any of the representations, warranties or covenants of the support and lock-up agreements in a manner that is reasonably likely to prevent the merger from occurring;

•

our board of directors will have made a recommendation to our stockholders to approve the merger, which recommendation will not have been withdrawn or changed in a manner adverse to Energy Metals or which could impede the completion of the merger, and will not have made a recommendation not to accept the merger;

•

all third party consents that are required be obtained under any contract, agreement, arrangement, order or other document providing any third party with a right to require us to procure such consent have been obtained;

•

we will have obtained the written agreement of all persons who have agreed to receive our shares of common stock as consideration for interests in natural resource or mining assets or properties to accept shares of Energy Metals in lieu thereof;

•

we will have procured the support and lock-up agreements representing in the aggregate at least 30% of our issued and outstanding shares;

•

we will have procured the consent of NZ Uranium LLC to substitute the 6,000,000 shares of our common stock held in trust pending the satisfaction of certain conditions with 1,200,000 shares or Energy Metals, and an amended agreement governing such trust to reflect such substitution;

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Energy Metals will have received resignations in forms acceptable to it, acting reasonably, from the directors and officers of our company; and

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holders of no greater than 5% of our outstanding shares of common stock will have dissented to the merger.

Non-Solicitation of Acquisition Proposals

We will not, and will not permit any of our subsidiaries to, directly or indirectly, through any officer, director, employee, advisor, representative or agent, or otherwise (a) solicit, initiate, facilitate, engage in or respond to or encourage (including by way of furnishing information or entering into any form of agreement, merger or understanding) any inquiries, proposals or transactions involving our company and/or our subsidiaries regarding any merger, amalgamation, restructuring, take-over bid, tender offer, exchange offer, sale or purchase of substantial assets, sale or purchase of treasury shares, any equity interest or rights or any other interests therein or thereto, business combination, liquidation, reorganization or recapitalization or any similar transaction or series of related or similar transactions which would have the effect of any of the foregoing (any of the foregoing inquiries, proposals or transactions are referred to as an “Acquisition Proposal”); (b) encourage or participate in any discussions or negotiations regarding any Acquisition Proposal or potential Acquisition Proposal; (c) accept or approve or recommend, or agree to accept, approve or recommend, any Acquisition Proposal or potential Acquisition Proposal; or (d) cause our company or any subsidiary to enter into any agreement, merger or understanding related to any Acquisition Proposal or potential Acquisition Proposal. Our board of directors will not be prevented from considering, negotiating, approving or recommending to our shareholders an unsolicited and bona fide Acquisition Proposal, received after March 9, 2006, which our board of directors determines in good faith, after consultation with its financial and legal advisors and after receiving written advice from counsel that such action would be a proper exercise of its fiduciary duties under applicable laws, that would, if consummated in accordance with its terms, result in a transaction more favorable to our security holders than the proposed merger (a “Superior Proposal”).

From and after March 9, 2006, our company will immediately cease and cause to be terminated in writing any existing discussions or negotiations with any person (other than Energy Metals) with respect to any potential Acquisition Proposal and will, immediately cease to provide any other person with access to information concerning our company and our subsidiaries and exercise all rights to require the return of all confidential information from each such person.  We also agreed not to release or permit the release of any person from, or waive, any confidentiality, non-solicitation or standstill agreement to which such person is a party, unless our board of directors has determined that such person has made a Superior Proposal.

We will promptly notify Energy Metals of any Acquisition Proposal or any amendment to an Acquisition Proposal being received directly or indirectly by us, or any request for non-public information relating to our company or any of its subsidiaries, as the case may be, in connection with such an Acquisition Proposal or for access to the properties, books and/or records of our company or any subsidiary, by any person that informs our company or such subsidiary that it is considering making, or has made, an Acquisition Proposal.

If we receive a request for non-public information from a person who has made or intends to make an Acquisition Proposal and our board of directors determines in good faith after consultation with financial and legal advisors that such Acquisition Proposal is, or if made would be, a Superior Proposal, then, and only in such case, we may, subject to the execution by such person of a confidentiality agreement containing standstill and other provisions substantially the same as those contained in the confidentiality agreement, provide such person with access to non-public confidential information regarding our company; provided that we will send a copy of any such confidentiality agreement (including the identity of the person who has entered into such agreement if not contained therein) to Energy Metals as soon as practicable and provide Energy Metals with a list of, and copies of, all information provided to such person that was not previously provided to Energy Metals and immediately provide Energy Metals with all other information that was provided to such person.

Notice of Superior Proposal

We may accept, approve, recommend or enter into any agreement, understanding or merger in respect of an Acquisition Proposal and withdraw or modify in a manner adverse to Energy Metals our recommendation to approve the merger, if and only if we:

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provide to Energy Metals (i) written notice that our board of directors has determined that it has received and is prepared to accept a Superior Proposal, (ii) a copy of any agreement or other document in respect of such Superior Proposal as executed by the person making the Superior Proposal, in each case as soon as possible but in any event not less than three full business days prior to acceptance of the Superior Proposal by our board of directors, and (iii) in the case of an Acquisition Proposal that includes non-cash consideration, the value or range of values attributed by our board of directors, in good faith, for such non-cash consideration after consultation with its financial advisors;

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provide Energy Metals with an opportunity, before the expiration of such three business day period referred to above to propose to amend the Agreement and Plan of Merger, as amended, to provide for consideration having a value equivalent to or more favorable to our security holders than that of the Superior Proposal with the result that the Superior Proposal would cease to be a Superior Proposal; and

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terminate the Agreement and Plan of Merger, as amended.

In the event that Energy Metals agrees to amend the Agreement and Plan of Merger, as amended, in the manner described above, our board of directors will consider the terms of the proposed amendment, and (i) if our board of directors in good faith concludes that the Superior Proposal is no longer a Superior Proposal given the terms of the proposed amendment, we will not implement the proposed Superior Proposal and we will not terminate the Agreement and Plan of Merger, as amended, and will agree to the proposed amendments to the Agreement and Plan of Merger, as amended, or (ii) if our board of directors concludes in good faith and after consultation with, and receiving advice (which may include written opinions or advice from its financial, legal and other advisors (as appropriate), that the Acquisition Proposal would nonetheless remain a Superior Proposal, we will terminate the Agreement and Plan of Merger, as amended, and only thereafter may our company enter into an agreement in order to implement the Superior Proposal.

If our company terminates the Agreement and Plan of Merger, as amended, as a result of receiving a Superior Proposal, then we will pay a termination fee equal to 0.04 multiplied by the product of $0.63 multiplied by the number of shares of our common stock that are issued and outstanding on the date of such termination.

Termination

The Agreement and Plan of Merger, as amended, may be terminated by mutual written consent of Energy Metals and our company.  In addition, our company may terminate the Agreement and Plan of Merger, as amended, if:

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upon providing written notice to Energy Metals if (i) Energy Metals is in breach of any of its representations, warranties, covenants or other agreements contained in the Agreement and Plan of Merger, as amended, in any material respect and such breach is not capable of being cured or is not cured within five business days of such notice; (ii) any of the conditions for the benefit of our company contained in the Agreement and Plan of Merger, as amended, are not satisfied or waived on or before June 30, 2006 (or such later date as our company may agree);

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the approval of the merger by our stockholders and the stockholders of Energy Metals has not been obtained by June 15, 2006 or such later date as Energy Metals and our company may agree;

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our company receives a Superior Proposal which Energy Metals chooses not to match or exceed;

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the board of directors of Energy Metals withdraws or changes any of its recommendations to its stockholders in a manner adverse to our company or which impedes the completion of the merger or makes a recommendation to its stockholders not to accept or approve the merger; or (i) does not submit the merger for approval to its stockholders on or prior to June 15, 2006 (or such later date as Energy Metals and our company may agree); or (ii) fails to solicit proxies in favor of approving the merger; or (iii) resolves to do any of the foregoing.

If our company terminates the Agreement and Plan of Merger, as amended, because we have received a Superior Proposal, we will pay to Energy Metals a termination fee equal to 0.04 multiplied by the product of $0.63 multiplied by the number of our shares issued and outstanding on the date of such termination.

Similarly, Energy Metals may terminate the Agreement and Plan of Merger, as amended, if:

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upon providing written notice to our company if (i) our company is in breach of any of our representations, warranties, covenants or other agreements contained in the Agreement and Plan of Merger, as amended, in any material respect and such breach is not capable of being cured or is not cured within five business days of such notice; (ii) any of the conditions for the benefit of Energy Metals contained in the Agreement and Plan of Merger, as amended, is not satisfied or waived on or before June 30, 2006 (or such later date as Energy Metals may agree);

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the approval of the merger by our stockholders and the stockholders of Energy Metals has not been obtained by June 15, 2006 or such later date as Energy Metals and our company may agree;

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our company receives a Superior Proposal which Energy Metals chooses not to match or exceed;

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our board of directors withdraws or changes any of its recommendations to our stockholders in a manner adverse to Energy Metals or which impedes the completion of the merger or makes a recommendation to our stockholders not to accept or approve the merger; or (i) does not submit the merger for approval to our stockholders on or prior to June 15, 2006 (or such later date as Energy Metals and our company may agree); or (ii) fails to solicit proxies in favor of approving the merger; or (iii) resolves to do any of the foregoing.

If Energy Metals terminates the Agreement and Plan of Merger, as amended, for any reason, Energy Metals will pay to our company a termination fee of $500,000 on the date of such termination.

APPRAISAL AND DISSENT RIGHTS

Any holder of our common stock that has properly complied with the provisions of Chapter 92A.300 to 92A.500 of the Nevada Revised Statutes as to dissenters' rights will be entitled to payment, solely from the merged company, of the appraisal value of their shares to the extent permitted by and in accordance with the provisions of Chapter 92A of the Nevada Revised Statutes; provided, however, that (i) if any holder who dissents, under the circumstances permitted by and in accordance with the Nevada Revised Statutes, affirmatively withdraws such holder's demand for appraisal, (ii) if any holder who dissents fails to establish such holder's entitlement to dissenters' rights as provided in Chapter 92A of the Nevada Revised Statutes, or (iii) if any holder who dissents takes or fails to take any action the consequence of which is that such holder is not entitled to payment for such holder's shares under the Nevada Revised Statutes, such holder or holders (as the case may be) will forfeit the right to appraisal of such shares of our common stock and such shares of our common stock will thereupon be deemed to have been converted, as of the effective time of the merger, into and represent the right to receive the 0.20 shares of Energy Metals payable in respect of such shares of our common stock.  We will give Energy Metals prompt notice of any demands received by us for appraisal of shares of our common stock, and Energy Metals will have the right to participate in all negotiations and proceedings with respect to such demands.  We will not settle, make any payments with respect to, or offer to settle, any claim with respect to any stockholders who have exercised their dissent rights without the written consent of Energy Metals.

In order to exercise dissenter’s rights provided under the Nevada Revised Statutes, a stockholder must submit a written notice to us, before the stockholders’ vote at the special meeting is taken, of the stockholder’s intent to demand payment for the shares if the merger is consummated and must not vote in favor of the merger.  If the merger is approved by our stockholders, then the merged company will, no later than 10 days after consummation of the merger, send a dissenter’s notice to any stockholders who provided our company with a notice of intention to dissent and who did not vote in favour of the merger.  The dissenter’s notice will: (i) state where demand for payment must be sent and when and where the share certificates for shares of our common stock must be deposited, (ii) inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received, (iii) supply a form for demanding payment, (iv) set a date by which the merged company must receive the demand for payment, and (v) be accompanied by a copy of Chapter 92A.300 to 92A.500 of the Nevada Revised Statutes.

A stockholder to whom a dissenter’s notice is sent must: (i) demand payment, (ii) certify whether he acquired beneficial ownership before the date set out in the dissenter’s notice, and (iii) deposit the share certificates in accordance with the dissenter’s notice.

Within 30 days after receiving any demands for payment, the merged company shall pay each dissenter who complied with the provisions of Chapter 92A of the Nevada Revised Statues the amount the merged company estimates to be the fair value of the shares, plus accrued interest.  The fair value of the shares is equal to the value of the shares immediately before the consummation of the merger, excluding any appreciation or depreciation in anticipation of the merger unless exclusion would be inequitable.  The payment will be accompanied by (i) our financial statements for the year ended April 30, 2005, (ii) a statement of the estimate of the fair value, (iii) an explanation of how interest was calculated, and (iv) those other items required by Chapter 92A of the Nevada Revised Statutes.

A dissenting stockholder receiving such payment may (i) reject the payment and demand payment of the fair value and accrued interest, or (ii) accept the payment after providing an estimate of the fair value plus accrued interest and demand payment of such estimate.

If any demand for payment remains unsettled the merged company must, within 60 days after receiving such demand, petition the court to determine the fair value of the shares and accrued interest.

The procedure to dissent is described in Sections 92A.300 to 92A.500 of the Nevada Revised Statutes, which are attached as Exhibit "C" to the proxy statement.  Sections 92A.300 to 92A.500 of the Nevada Revised Statues inclusive requires strict adherence to the procedures set forth therein, and failure to do so may result in the loss of all dissenters’ rights.  Accordingly, each stockholder who might desire to exercise dissenter’s rights should carefully consider and comply with the provisions of those sections and consult his or her legal advisor.

If stockholders owning more than 5% of our issued and outstanding shares of common stock exercise their dissent rights, then Energy Metals can elect not to proceed with the consummation of the merger.

REASONS FOR THE MERGER AND BOARD OF DIRECTORS RECOMMENDATION

Background to and Reasons for the Merger

Key members of management for both our company and Energy Metals have developed a business relationship with each other. In addition, our company and Energy Metals have property portfolios, which are currently similar and synergistic in nature.  Our properties in the Crownpoint area are close enough to the properties of Energy Metals in that region that it may be possible to solution mine the various properties at the same time and ship the loaded resin to the same processing plant.  Additionally, we have optioned two of our properties, Aurora in the State of Oregon and the Arizona Breccia Pipes in the State of Arizona that upon completion of the proposed merger, will be owned 100% by Energy Metals.

The combined companies will have a complementary base of business and technical personnel, properties with uranium resources having near and mid-term production potential, a strong cash base and market presence, a significant uranium database, and operating facilities that can provide production and cash flow in the future.

Other reasons for the merger include the following, among other things:

Financial Rationale

Our company and Energy Metals have proposed the merger because of the significant financial outlays that are required to explore and develop uranium and other mineral properties.  After the effective time of the merger, the merged company will have a larger property asset base with greater financial resources that will enable the combined company to more effectively undertake the acquisition and exploration of the companies combined uranium interests.  The merged company will also experience synergies in exploration, development and construction that will likely be realized with the projects under the control of one company.

At the same time investor interest in companies seeking to develop uranium properties in the United States is growing especially amongst institutional investors.  Institutional investors prefer to invest in larger companies with market liquidity.

Strategic Rationale

Combining the property interests of Energy Metals and our company into one entity, as proposed under the merger will improve managerial efficiency and decision making.  The merged company will have the benefit of enhanced technical and financial expertise of the proposed management and board of directors of the merged company. Also, the merger could possibly lower future financing costs.  The reasons are at least twofold.  Economies of scale obviously come into play as due diligence and legal costs will be lower for one financing rather than two separate financings by two companies for the same amount of funds.  As has been learned in some other cases, the remaining separate interest in a project not owned by the other partner represents a potential liability or source of uncertainty (i.e. risk) thereby either increasing the project financing costs and/or potentially lowering the value of jointly held projects.

Corporate Structure

The effective business combination of our company and Energy Metals will potentially effect savings in the administrative, auditing, legal and maintenance costs for the stockholders of the companies as these expenses will be lower for one entity compared to two separate companies.  Funds from such savings will be freed to spend on the further development of the companies’ uranium projects.  To the extent that the companies may have some common stockholders, who in recent months might have purchased shares of the companies because of their recent acquisitions of uranium who might have adopted a diversified portfolio approach in participating in uranium, development opportunities in the United States, as well as due to the general strength uranium exploration companies, the merger could also reduce the number of duplicate shareholders and significantly lower the mailing, printing costs and transfer agency costs associated with mailings of quarterly and annual reports to such stockholders.

In addition, our stockholders will be able to participate in a number of advanced uranium exploration projects of Energy Metals by way of their ownership in the merged company.

Agreement and Plan of Merger

Our board of directors considered the terms and conditions of the Agreement and Plan of Merger, as amended, including the provisions that allow each of Energy Metals and our company to pursue unsolicited superior proposals and related termination and right-to-match provisions, and concluded that terms were fair and reasonable for all of our company’s stockholders.

Our board of directors has determined that the merger is in the best interests of our company and its stockholders, and recommends that you vote “FOR” the approval of the merger.

DESCRIPTION OF SHARES OF ENERGY METALS

The authorized share capital of Energy Metals consists of an unlimited number of common shares without par value. As of March 13, 2006, 43,163,394 common shares were issued and outstanding as fully paid and non-assessable shares.  The holders of the common shares are entitled to receive notice of and to attend and vote at all meetings of the stockholders of Energy Metals and each common share confers the right to one vote in person or by proxy at all meetings of the stockholders of Energy Metals.  The holders of the common shares, subject to the prior rights, if any, of any other class of shares of Energy Metals, are entitled to receive such dividends in any financial year as the board of directors of Energy Metals may by resolution determine. In the event of the liquidation, dissolution or winding-up of Energy Metals, whether voluntary or involuntary, the holders of the common shares are entitled to receive, subject to the prior rights, if any, of the holders of any other class of shares of Energy Metals, the remaining property and assets of Energy Metals.

MATERIAL DIFFERENCES IN THE RIGHTS OF SECURITY HOLDERS

Prior to the completion of the merger, the authorized capital of our company consists of 200,000,000 common shares with a par value of $0.001 per share.  Subject to the Nevada Revised Statutes, the holders of our common stock:

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have equal ratable rights to dividends from funds legally available if and when declared by our board of directors;

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are entitled to share ratably in all of our assets available for distribution to holders of common stock upon liquidation, dissolution or winding-up of our affairs;

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do not have pre-emptive or preferential rights to subscribe for or purchase their proportionate part of any shares which may be issued by us at any time; and

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are entitled to one non-cumulative vote per share on all matters on which stockholders may vote.

All shares of common stock now outstanding are fully paid for and non-assessable.  Please refer to our Articles of Incorporation filed on Form 10-SB Registration Statement filed on September 11, 2000 and Bylaws filed on Form 8-K Current Report filed on September 6, 2005 for a more complete description of the rights and liabilities of holders of our securities.

Upon completion of the merger, all of the issued and outstanding securities of our company will be cancelled and all of the holders of our securities will become holders of securities of Energy Metals, a British Columbia corporation.

Energy Metals’ authorized capital consists of an unlimited number of common shares without par value.  The holders of Energy Metals’ common stock:

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are entitled to receive notice of and to attend and vote at all meetings of shareholders and each share confers the right to one vote in person or by proxy at all such meetings;

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subject to the prior rights of any other class of shares of Energy Metals, are entitled to receive such dividends in any financial year as the board of directors of Energy Metals may by resolution determine;

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in the even of liquidation, dissolution or winding-up of Energy Metals, are entitled to receive, subject to the prior rights of any other class of shares of Energy Metals, the remaining property and assets of Energy Metals; and

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do not have pre-emptive or preferential rights to subscribe for or purchase their proportionate part of any shares which may be issued by Energy Metals at any time.

ACCOUNTING TREATMENT OF THE MERGER

The acquisition of our company will be accounted for using the purchase method. The cost of the acquisition should be based on the fair market value of the consideration given, unless the fair value of the assets received are more clearly determinable. In such a case, the fair value of the net assets acquired is used. Due to the number of shares exchanged and the possible effects of price fluctuations it is impossible to estimate the actual market value of the 12,128,074 common shares issued by Energy Metals to acquire our company.  Therefore, the cost of the acquisition has been determined by the fair value of our company's net assets acquired.

INCOME TAX CONSEQUENCES OF THE MERGER

The following discussion is a summary of the material United States federal income tax considerations generally applicable to U.S. holders (as defined below) who receive shares of Energy Metals and non-U.S. holders (as defined below) who receive shares of Energy Metals pursuant to the Agreement and Plan of Merger, as amended. We also discuss material United States federal income tax consequences for holders of our outstanding options and warrants.  For purposes of this discussion, a "U.S. holder" is a beneficial owner of shares of our common stock that is (i) a citizen or resident of the United States, (ii) a corporation or other entity taxable as a corporation organized under the laws of the United States or any state thereof, (iii) an estate the income of which is subject to United States federal income taxation regardless of source, or (iv) a trust if a United States court is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of such trust (or an electing trust that was in existence on August 19, 1996 and was treated as a domestic trust on that date). If a partnership or other entity or arrangement that is classified as a partnership for U.S. federal income tax purposes holds shares of our common stock, the tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. This discussion does not generally discuss the U.S. federal income tax considerations applicable to partners of a partnership holding shares of our common stock. If you are a partner of a partnership holding shares of our common stock, we urge you to consult your own tax advisor. A "non-U.S. holder" is a beneficial owner of shares of our common stock that is not a U.S. holder and not an entity or arrangement that is classified as a partnership for U.S. federal income tax purposes.

This summary does not address all aspects of United States federal income taxation that may be applicable to U.S. holders and non-U.S. holders (collectively, "holders") or holders of our options and warrants in light of their particular circumstances (including, without limitation, alternative minimum tax) or to holders subject to special treatment under United States federal income tax laws (including, without limitation, certain financial institutions, insurance companies, mutual funds, tax-exempt entities, dealers in securities or foreign currencies, certain United States expatriates, persons who hold shares of our common stock as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders whose functional currency is not the U.S. dollar, holders who mark their securities to market for U.S. federal income tax purposes and holders who acquired shares of our common stock through exercise of employee stock options or otherwise as compensation). This discussion is limited to holders who hold their shares of our common stock as capital assets. In addition, this summary does not address any aspect of U.S. state or local taxation or non-U.S. taxation.

This discussion is based on current law, which is subject to change, possibly with retroactive effect. No advance income tax ruling has been or will be sought or obtained from the U.S. Internal Revenue Service (the "IRS") regarding the U.S. federal income tax consequences of the merger. In addition, no statutory, judicial or administrative authority directly addresses the U.S. federal income tax treatment of securities similar to the exchangeable shares.

EACH OF OUR STOCKHOLDERS AND HOLDERS OF OUR OPTIONS AND WARRANTS IS ADVISED TO CONSULT ITS TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE MERGER.

U.S. Holders

The following discussion applies only to U.S. holders who receive shares of Energy Metals in exchange for their shares of our common stock.

Exchange of Shares of Our Common Stock for Shares of Energy Metals

Subject to the discussion below, the exchange of shares of our common stock for shares of Energy Metals pursuant to the merger will be a taxable event for United States federal income tax purposes. Consequently, a U.S. holder will recognize gain or loss equal to the difference between (i) the sum of (a) the fair market value on the date of the exchange of the shares of Energy Metals received in the exchange and (b) any cash received in lieu of fractional shares and (ii) such U.S. holder's tax basis in his shares of our common stock. In the case of a U.S. holder who dissents from the merger, such gain or loss will be equal to the difference between the amount of cash as fair market value of any other property received and such U.S. holder's tax basis in his shares of our common stock surrendered in the exchange. Gain or loss on the exchange of shares of our common stock will be capital gain or loss, and will generally be long-term capital gain or loss if the U.S. holder held its shares of our common stock for more than one year at the time of the exchange. In the case of a non-corporate U.S. holder, the maximum marginal United States federal income tax rate applicable to such gain will be 15% provided such U.S. holder's holding period for such shares of our common stock exceeds one year. If the shares of our common stock have not been held for more than one year, normal marginal United States federal income tax rates apply. The deductibility of capital losses is subject to limitations. The tax basis of shares of Energy Metals received by a U.S. holder will be equal to the fair market value of such shares on the date of the exchange. The holding period for such shares will begin on the day after the date of the exchange.

Passive Foreign Investment Company Considerations

For United States federal income tax purposes, a foreign corporation is classified as a passive foreign investment company, or a PFIC, for each taxable year in which either (i) 75% or more of its income is passive income (as defined for United States federal income tax purposes) or (ii) on average for such taxable year, 50% or more in value of its assets produce passive income or are held for the production of passive income. We believe that we are not, and have not in any relevant period been, a PFIC. If we were nevertheless to be determined to be a PFIC, certain U.S. holders may be subject to ordinary, rather than capital gain, income tax treatment and may be subject to an interest charge as well.

Dividends on Shares of Energy Metals

A U.S. holder of shares of Energy Metals generally will be required to include in gross income as ordinary dividend income distributions paid on shares of Energy Metals to the extent such distributions are made out of Energy Metals' current or accumulated earnings and profits, as determined under United States federal income tax principles. Under current law "qualified dividend income" received by a non-corporate U.S. holder prior to January 1, 2009 will be taxed at a maximum rate of 15% if certain conditions are satisfied. Distributions on shares of Energy Metals to a U.S. holder in excess of such earnings and profits will be treated as a tax-free return of capital to the extent of the U.S. holder's adjusted tax basis for such shares and, to the extent in excess of such adjusted basis, as capital gain. Dividends on shares of Energy Metals received by corporate U.S. holders generally should qualify for the dividends received deduction applicable to U.S. corporations.

Sale or Exchange of Shares of Energy Metals

A U.S. holder generally will recognize gain or loss on the sale or exchange of shares of Energy Metals equal to the difference between the amount realized on such sale or exchange and the U.S. holder's adjusted tax basis in its shares of Energy Metals. Such gain or loss will be capital gain or loss. Under current law, in the case of a non-

corporate U.S. holder, the maximum marginal United States federal income tax rate applicable to such gain realized prior to January 1, 2009 will generally be 15% if such U.S. holder's holding period for such shares of Energy Metals exceeds one year. If the shares of Energy Metals have not been held for more than one year, normal marginal United States federal income tax rates apply. The deductibility of capital losses is subject to limitations.

Non-U.S. Holders

Exchange of Shares of Our Common Stock

Non-U.S. holders will not be subject to United States federal income tax as a result of an exchange of shares of our common stock for shares of Energy Metals pursuant to the merger, unless such gain is effectively connected with a United States trade or business of the non-U.S. holder (or, if a tax treaty applies, is attributable to a permanent establishment of the non-U.S. holder in the United States) or, in the case of gain recognized by an individual non-U.S. holder, such individual is present in the United States for 183 days or more during the taxable year of disposition and certain other conditions are satisfied. In the case of a corporate non-U.S. holder whose gain is effectively connected income or attributable to a permanent establishment, an additional "branch profits" tax may apply.

Sale or Exchange of Shares of Energy Metals

A non-U.S. holder generally will not be subject to United States federal income or withholding tax in respect of any gain recognized on the sale or other disposition of shares of Energy Metals unless (a) the gain is effectively connected with the conduct of a trade or business by the non-U.S. holder within the United States, or if a tax treaty applies, is attributable to a permanent establishment of the non-U.S. holder in the United States; (b) in the case of a non-U.S. holder who is an individual, the non-U.S. holder is present in the United States for 183 (one hundred eighty three) or more days during the taxable year of the sale or other disposition and certain other conditions are satisfied; or (c) Energy Metals is or has been a "U.S. real property holding corporation" ("USRPHC") for United States federal income tax purposes during the five year period preceding such sale or other disposition (or if shorter, the period that the non-U.S. holder held such shares) (the "USRPHC Period"), as discussed below. A non-U.S. holder that is a corporation may be subject to an additional branch profits tax in the case of (a) above.

Our Option and Warrant Holders

Generally, the holders of our options who received their options in connection with their employment with our company will not be required to report any income or gain for U.S. federal income tax purposes as a result of the exchange of their options of our company for options to acquire shares of Energy Metals. The U.S. federal income tax consequences of exercising options of Energy Metals received in exchange for options of our company will generally be the same as those that would have applied upon the exercise of the options of our company for which such Energy Metals options were exchanged.

Generally, the holders of our warrants will not be required to report any income or gain for U.S. federal income tax purposes as a result of the exchange of their warrants of our company for warrants to acquire shares of Energy Metals. The U.S. federal income tax consequences of exercising warrants of Energy Metals received in exchange for warrants of our company will generally be the same as those that would have applied upon the exercise of the warrants of our company for which such warrants of Energy Metals were exchanged.

The discussion of United States federal income tax consequences set forth above is for general information only and does not purport to be a complete analysis or listing of all potential tax effects that may apply to a holder or holder of our options. Each holder and holder of our options is strongly urged to consult its tax advisor to determine the particular tax consequences to it of the arrangement, including the application and effect of United States federal, state local and foreign tax laws.

Withholding

Withholding may be imposed (currently at 28% on the above payments or proceeds) unless the holder is eligible for an exemption. A holder that is not otherwise exempt from backup withholding generally can avoid backup withholding by providing an IRS Form W-9 (in the case of a U.S. holder) or applicable IRS Form W-8 (in the case of a non-U.S. holder). Any amounts withheld under the withholding rules will be allowed as a refund or a credit against a holder's U.S. federal income tax liability provided the required information is furnished to the IRS.

For our foreign stockholders holding more than five percent (5%) of our shares, the shares of our common stock should be considered United States real property interests ("USRPI") pursuant to IRC section 897.  Given that the Agreement and Plan of Merger, as amended, results in a taxable disposition of the shares of our common stock, any gain arising from the transactions contemplated by the Agreement and Plan of Merger, as amended, to our stockholders should be subject to the rules of section 897 and 1445 of the Internal Revenue Code (the "FIRPTA rules").

For all our other stockholders, the shares of our common stock should meet the exception that the shares were regularly traded on an established securities market at some point during the calendar year of the disposition and therefore should not be considered a USRPI.  Accordingly, the FIRPTA rules should not apply to our stockholders that hold five percent (5%) or less of our shares of common stock pursuant to Treas. Reg. § 1.897-1(c)(2)(iii) and Temp. Reg. § 1.897-9T(d).

Our share purchase warrants and options are not publicly traded interests.  Provided that none of our stockholders holds share purchase warrants or options which represent more than five percent (5%) of the fair market value of our shares of common stock at the time these interests were acquired, these interests should meet the exception from being considered USRPI under Temp. Reg. § 1.897-9T(b).

Even though the FIRPTA rules will apply to the foreign stockholders holding more than five percent (5%), Energy Metals should be exempt from any withholding requirements for all stockholders with respect to the acquisition of our shares of common stock under the Agreement and Plan of Merger, as amended, pursuant to Treas. Reg. §1.1445-2(c)(2), because our shares of common stock are regularly traded on an established securities market.  Unlike the FIRPTA rules, there is no specific ownership limit for 5 percent stockholders and non-five-percent stockholders for this exception to apply.  Provided that none of our stockholders holds share purchase warrants or options which represent more than five percent (5%) of the fair market value of our shares of common stock at the time these interests were acquired, the transactions contemplated by the Agreement and Plan of Merger, as amended, should not result in any withholding obligations by Energy Metals on these interests.

Uncertainty Regarding United States Tax Consequences

United States tax consequences of the merger to United States Persons are dependent upon a number of provisions of the Code, the application and interpretation of which are subject to considerable uncertainty.  With respect to a number of these provisions there is either no guidance or the guidance that is available is either incomplete or contradictory.  Accordingly, notwithstanding the efforts of our company and Energy Metals and their shareholders who are United States Persons to comply with applicable United States tax law, the federal income tax return of United States Persons who are stockholders may be audited and such stockholders may be required to file amended returns and may be subject to assessments by the IRS for additional taxes, interest and penalties.

Circular 230 Disclosure

Any tax statement made herein regarding any United States federal tax is not intended or written to be used, and cannot be used, by any taxpayer for purposes of avoiding any penalties.  Any such statement herein is written in connection with the marketing or promotion of the transaction to which the statement relates.  Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

THE FOREGOING SUMMARY OF CERTAIN INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY STOCKHOLDER.  BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, EACH BENEFICIAL HOLDER OF SHARES IS URGED TO CONSULT SUCH BENEFICIAL HOLDER’S OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES TO SUCH BENEFICIAL HOLDER OF THE MERGER AND CONTINUANCE, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

REGULATORY APPROVALS

Procedure for the Merger to Become Effective

The following procedural steps must be taken in order for the merger to become effective:

•

the California Department of Corporations must conduct a fairness hearing approving the fairness of the merger to our shareholders and grant a permit for the issuance of the shares of Energy Metals to be issued to our shareholders in exchange for their shares of our common stock;

•

the merger must be approved by the stockholders of our company and Energy Metals;

•

the filing of Articles of Merger with the Secretary of State of the State of Nevada and comply with the corporate and securities laws and regulations of the State of Nevada; and

•

all conditions precedent to the merger, as set forth in the Agreement and Plan of Merger, as amended, must be satisfied or waived by the appropriate party.

Shareholder Approval

The merger is conditional upon us satisfying the quorum requirements as set out in our Bylaws and obtaining shareholder approval under the Nevada Revised Statutes in regards to the merger.  Under our Bylaws, a quorum is constituted for a meeting of our stockholders if our stockholders who collectively own at least one-third of our common stock are present in person or are represented by duly appointed proxies at the meeting.  The proposed merger will be approved if stockholders who own at least a majority of our common stock vote in favor of the merger.

Fairness Hearing

California Corporation Code Section 25142 allows companies interested in issuing securities in a merger or conducting an exchange of outstanding securities to seek a “fairness” hearing as part of an application for qualification of the offer and sale of its securities.  By this process, applicants may seek an exemption from federal registration as provided by Section 3(a)(10) of the Securities Act of 1933 through a state-law hearing on the fairness of the terms and conditions of the proposed issuance or exchange of securities.

When application is made for a permit to issue securities or to deliver other consideration (whether or not the security or transaction is exempt from qualification or not required to be qualified) in exchange for one or more bona fide outstanding securities, claims, or property interests, or partly in such exchange and partly for cash, the commissioner is expressly authorized to approve the terms and conditions of such issuance and exchange or such delivery and exchange and the fairness of such terms and conditions, and is expressly authorized to hold a hearing upon the fairness of such terms and conditions, at which all persons to whom it is proposed to issue securities or to deliver such other consideration in such exchange have the right to appear.  The application for a permit to deliver consideration other than securities shall be in such form, contain such information and be accompanied by such documents as shall be required by rule of the commissioner or, in the absence thereof, in substantially the form of an application filed pursuant to Section 25121 of the California Corporation Code.

On March 16, 2006, Energy Metals made an application to the California Department of Corporations for the purposes of scheduling a fairness hearing for a permit qualifying the offer and sale of shares of Energy Metals in California pursuant to the Agreement and Plan of Merger, as amended.  The issuance of shares of Energy Metals will not be registered under the Securities Act of 1933.  Such shares will instead be issued in reliance upon the exemption provided by Section 3(a)(10) of the Securities Act of 1933.  Section 3(a)(10) exempts securities issued in exchange for one or more outstanding securities from the registration requirement under the Securities Act of 1933 where the terms and conditions of the issuance and exchange of such securities have been approved by a court, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have the right to appear.  The court is authorized to conduct a hearing to determine the fairness of the terms and conditions of the arrangement, including the proposed issuance of securities in exchange for other outstanding securities.

A notice of the fairness hearing was sent to our stockholders on April 7, 2006.  The notice explained how our stockholders had the opportunity to appear and be heard at the fairness hearing in connection with the merger.  The fairness hearing was held on , 2006 and the California Department of Corporations approved the fairness of the merger to our stockholders.

The proposed issuances of shares of Energy Metals to our stockholders are considered to be “offers” or “sales” of securities which would require such issuances to be registered under the Securities Act of 1933.  However, Energy Metals therefore seeks to rely upon the securities registration exemption set forth in Section 3(a)(10) of the Securities Act of 1933 with respect to the issuance of its shares pursuant to the merger.  The consequences to our stockholders are set out below.

In the event that the merger is completed, the resulting issuance of shares of Energy Metals will not be registered under the Securities Act of 1933 or the securities laws of any state of the United States, but will instead be effected in reliance on the registration exemption provided by Section 3(a)(10) of the Securities Act of 1933 and exemptions provided under applicable state securities laws. The shares received by our stockholders in the merger will generally be resaleable without any securities laws restriction except with respect to certain of our stockholders.

Regulatory Approvals

The merger requires approval of certain regulatory authorities, including the TSX Venture Exchange.  The Agreement and Plan or Merger, as amended, provides that these approvals are conditions precedent to the merger becoming effective.  Energy Metals will make application to such authorities prior to the consummation of the merger in order to obtain all approvals required in respect of the merger. There can be no assurance that all the requisite approvals will be granted on a timely basis or on conditions satisfactory to our company and Energy Metals.  On , 2006, the TSX Venture Exchange conditionally approved the merger and the listing of the shares of Energy Metals issuable pursuant to the merger and those shares of Energy Metals issuable upon the exercise of the options and warrants to be issued in connection with the merger.

Other than as discussed above, we do not believe that any other material regulatory approvals, filings or notices are required in connection with the merger, other than filings or notices required under federal securities laws and the filing of a Articles of Merger with the Secretary of State of the State of Nevada.  We believe that we will receive such approvals, but there can be no assurance as to what the result will be.

RESALE OF SHARES

Stockholders resident in Canada

The shares of Energy Metals to be issued to our stockholders pursuant to the merger will be issued in reliance on exemptions from prospectus and registration requirements of applicable securities laws of the various applicable provinces in Canada and will generally be “freely tradable” (and not subject to any “restricted period” or “hold period”) if the following conditions are met as prescribed by National Instrument 45-102 - Resale of Securities: (i) the trade is not a control distribution (as defined in applicable securities legislation); (ii) no unusual effort is made to prepare the market or to create a demand for the securities that are the subject of the trade; (iii) no extraordinary commission or consideration is paid to a person or company in respect of the trade; and (iv) if the selling shareholder is an insider or an officer of the issuer, the selling shareholder has no reasonable grounds to believe that the issuer is in default of securities legislation.

Stockholders resident in the United States

The shares of Energy Metals to be issued to our stockholders pursuant to the merger will not be registered under the Securities Act of 1933, in reliance upon the exemption from registration provided by Section 3(a)(l0) thereof. Following the merger, shares of Energy Metals held by any holder who was not an “affiliate”, for purposes of United States federal securities laws, of our company, before the merger, and who will not be an affiliate of Energy Metals after the merger and at the time of any resale of such shares, may be resold without restriction under the Securities Act of 1933.  Any resale of shares of Energy Metals by a holder who was such an affiliate before the merger or is such an affiliate after the merger may be subject to the registration requirements of the Securities Act of 1933, absent an exemption therefrom.  Any such affiliate (or former affiliate) should obtain the advice of its legal counsel with respect to the application of the Securities Act of 1933 to the offer or sale of such share of Energy Metals by such person.  For the purposes of the Securities Act of 1933, an “affiliate” of or company or Energy Metals is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, our company or Energy Metals, as the case may be.

Stockholders of our company residing elsewhere than in the United States or Canada are urged to consult their legal advisers to determine the extent of all applicable resale provisions.

The foregoing discussion is only a general overview of certain requirements of United States federal securities laws applicable to the shares of Energy Metals received upon completion of the merger.  Holders of these shares of Energy Metals may be subject to additional restrictions including, but not limited to, restrictions under written contracts, agreements or instruments to which they are parties or are otherwise subject, and restrictions under applicable securities laws of all U.S. states. All holders of shares of Energy Metals are urged to consult with counsel to ensure that the resale of their shares of Energy Metals complies with applicable securities legislation.

The securities to be issued in connection with the merger have not been approved or disapproved by the Securities and Exchange Commission or securities regulatory authorities of any state of the United States, nor has the Securities and Exchange Commission or securities regulatory authority of any state in the United States passed on the adequacy or accuracy of this circular. Any representation to the contrary is a criminal offence.

PAST CONTRACTS, TRANSACTIONS AND NEGOTIATIONS

On November 9, 2005, Energy Metals delivered to us a Letter of Intent pursuant to which Energy Metals proposed to acquire our company through an offer to purchase and take over bid, plan of arrangement or other business combination.

After some negotiation, on November 14, 2005, we entered into a Letter of Intent between our company and Energy Metals pursuant to which Energy Metals proposed to acquire our company through an offer to purchase and take over bid, plan of arrangement or other business combination.  Following the execution of the letter of intent, we agreed to negotiate in good faith to enter into a mutually acceptable Pre-Arrangement Agreement with Energy Metals.  We further agreed to mutually pursue in good faith the completion of the offer to purchase and take over bid, plan of arrangement or other business combination with Energy Metals.

On March 9, 2006 we entered into an Agreement and Plan of Merger among our company, Energy Metals and EMC Acquisition Corp. to effect the merger of our company and EMC Acquisition Corp. in accordance with the terms of the Agreement and Plan of Merger.

On April 5, 2006, we entered into a Letter Agreement among our company, Energy Metals and EMC Acquisition Corp. to, among other things, extend the closing date of the proposed merger and to extend the exercise period of the presently issued share purchase warrants of our company such that the expiry date is extended from June 21, 2006 to September 21, 2006.

In order to consummate the merger contemplated by the Agreement and Plan of Merger, as amended, certain of our stockholders, including certain of our directors and officers, that beneficially own, or control, directly or indirectly, or have the irrevocable right to vote or cause to be voted, including certain of our directors and officers, in the aggregate 30% of the issued and outstanding shares of our common stock, have each entered into a Support and Lock-Up Agreement with Energy Metals, pursuant to which each such stockholder has agreed, among other things, to vote in favor of the merger.

In addition, certain of the stockholders of Energy Metals, that beneficially own, or control, directly or indirectly, or have the right to vote or cause to be voted in the aggregate 22% of the issued and outstanding shares of common stock of Energy Metals have each entered into a Support and Lock-Up Agreement with our company, pursuant to which each such stockholder has agreed, among other things, to vote in favor of the merger.

FORWARD-LOOKING STATEMENTS

We have made forward-looking statements in this document, and in documents that are incorporated by reference into this document, that are subject to risks and uncertainties.  These statements are not historical facts and are based on the beliefs and assumptions of each company’s management, including expectations of financial results for the merged company (e.g., projections regarding revenue, earnings, cash flow, cost savings and further growth). Generally, forward-looking statements include information concerning possible or assumed future actions, events or results of operations of Energy Metals, our company or the merged company.  All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events and they are subject to numerous known and unknown risks and uncertainties which could cause actual events or results to differ materially from those projected.  In addition, the ability of Energy Metals and our company to achieve the expected revenues, accretion and synergy savings also will be affected by the effects of competition (in particular the response to the proposed transaction in the marketplace), the effects of general economic and other factors beyond the control of Energy Metals or our company, and other risks and uncertainties described from time to time in the public filings of Energy Metals and our company with the Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements include, among other things, the information in this document and in documents that are incorporated by reference into this document, regarding:

- management forecasts;	- income and margins;
- future economic performance;	- management’s plans;
- efficiencies and cost avoidance;	- earnings per share;
- revenues;	- business portfolios;
- cost savings;	- growth;
- future acquisitions and dispositions;	- taxes;
- litigation;	- economies of scale; and
- conditions to, and the timetable for, completing the transaction;	- transaction and integration-related combined operations, expenses and the economy
- potential and contingent liabilities;

These statements may include, or be preceded or followed by, the words “may,” “will,” “should,” “potential,” “possible,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “hope” or similar expressions.  We claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements.

Forward-looking statements are not guarantees of performance and there are no assurances that the plans, intentions or expectations upon which forward-looking statements are based will occur.  You should not place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to these cautionary statements.  Energy Metals and our company undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future event or circumstances.  You should understand that the following important factors, in addition to those discussed in the section entitled ‘‘Risk Factors’’ below and elsewhere in this document, and in the documents that are incorporated by reference into this document, could affect the future results of Energy Metals, our company and the merged company after the completion of the transaction and could cause those results or other outcomes to differ materially from those expressed or implied in our forward-looking statements:

- the ability of Energy Metals and our company to integrate their operations successfully;

- the receipt of court, regulatory and shareholder/securityholder approvals without unexpected delays or conditions;

- the timing of the integration of Energy Metals and our company to achieve enhanced earnings or effect cost savings;

- the effect of economic and political conditions on a regional, national or international basis;

- the effect of inflation, slowing economic conditions or consumer spending or changes in currency exchange rates and changes in interest rates;

- the effect of changes in laws, rules, regulations and industry standards, including changes in accounting standards, trade, tax, price controls and other regulatory matters;

- the performance of the merged company;

- the financial resources of, and products available to, the merged company’s competitors;

- competitive pressures in the uranium and mineral exploration industry;

- the ability to generate cash flow or obtain financing to fund growth;

- the retention of key employees, and the recruitment of additional key employees; and

- opportunities that may be presented to and pursued by the merged company following the transaction.

Because forward-looking statements are subject to assumptions and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements.  You are cautioned not to place undue reliance on such statements, which speak only as of the date of this document or the date of any document incorporated by reference into this document.

All subsequent written and oral forward-looking statements concerning the merger or other matters addressed in this document and attributable to Energy Metals or our company or any person acting on either company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.  Except to the extent required by applicable law or regulation, neither Energy Metals nor our company undertakes any obligation to release any revisions to such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events.

RISK FACTORS

The proposed merger and the future performance of the merged company common stock involves a number of risks, some of which could be substantial and are inherent in our and EMC Acquisition Corp.’s business.  You should carefully consider the following information about these risks, together with the other information in this document, in considering the proposed merger.

Risks Relating to the Transaction

We may be unable to integrate the operations of our company and EMC Acquisition Corp. successfully and may not achieve the cost savings anticipated for the merged company.

Achieving the anticipated benefits of the transaction will depend in part upon our ability to integrate the two companies’ businesses in an efficient and effective manner.  Our attempt to integrate two companies that have previously operated independently may result in significant challenges, and we may be unable to accomplish the integration smoothly or successfully.  In particular, the necessity of coordinating geographically dispersed organizations and addressing possible differences in corporate cultures and management philosophies may increase the difficulties of integration.  The integration will require the dedication of significant management resources, which may temporarily distract management’s attention from the day-to-day operations of the businesses of the merged company.  The process of integrating operations after the transaction could cause an interruption of, or loss of momentum in, the activities of one or more of the merged company’s businesses and the loss of key personnel.  Employee uncertainty and lack of focus during the integration process may also disrupt the businesses of the merged company.  Any inability of management to integrate the operations of our company and EMC Acquisition Corp. successfully could have a material adverse effect on the business and financial condition of the merged company.

Our rationale for the transaction is, in part, predicated on our ability to realize certain operating and administrative cost savings through the combination of two complementary companies.  Achieving these cost savings is dependent upon a number of factors, many of which are beyond our control.  An inability to realize the full extent of, or any of, the anticipated benefits of the merger, as well as any delays encountered in the transition process, could have an adverse effect upon the level of expenses, operating results and financial condition of the merged company, which may affect the value of the merged company’s common stock after the effective time of the transaction.

We will incur significant transaction-related and restructuring costs in connection with the merger.

We will be obligated to pay transaction fees and other expenses related to the transaction of approximately $150,000, including financial advisors’ fees, filing fees, legal and accounting fees, soliciting fees, regulatory fees and mailing costs.  Furthermore, we expect to incur significant costs associated with combining the operations of the two companies, and it will be difficult to predict the specific size of those charges before we begin the integration process.  The merged company may incur additional unanticipated costs as a consequence of difficulties arising from our efforts to integrate the operations of the two companies.  Although we expect that the elimination of duplicative costs, as well as the realization of other efficiencies related to the integration of the businesses can offset incremental transaction-related and restructuring costs over time, we cannot give any assurance that this net benefit will be achieved in the near future, or at all.

The market prices of our common stock and the common stock of Energy Metals may be affected by different factors.

Upon completion of the merger, the holders of our shares of common stock will become holders of Energy Metals common stock.  Energy Metals’ businesses and common stock differ, in some respects, from the businesses and common shares of our company, and Energy Metals’ results of operations, as well as the trading price of Energy Metals common stock, may be affected by factors different from those affecting our results of operations and the trading price of our common shares as a separate company.  Therefore, events or circumstances that might not have caused our common shares to decline in value might result in a decline in value of Energy Metals common stock.  Moreover, events or circumstances that might have caused an increase in the value of our common shares might not result in an increase in the value of Energy Metals common stock.

We may not be able to retain employees due to uncertainties associated with the merger.

The success of the merged company after the transaction will depend in part upon our ability to retain key employees of both companies.  Competition for qualified personnel can be very intense.  In addition, key employees may depart because of issues relating to the uncertainty and difficulty of integration or a desire not to remain with the merged company.  Accordingly, no assurance can be given that we will be able to retain key employees to the same extent that we have been able to do so in the past.

The rights of our shareholders will change when they become shareholders of Energy Metals in connection with the transaction.

In connection with the transaction, our shareholders will receive shares of Energy Metals common stock.  There are numerous differences between the rights of a shareholder of our company, a corporation incorporated under the laws of the State of Nevada and governed by the Nevada Revised Statutes, and the rights of a shareholder in Energy Metals, a British Columbia corporation.

The transaction is subject to the receipt of approval from either the TSX Venture Exchange or the Toronto Stock Exchange.

A condition to the completion of the transaction is that the issuance of shares of Energy Metals common stock to the holders of our common shares in connection with the merger be approved for listing on either the TSX Venture Exchange or the Toronto Stock Exchange, subject only to customary conditions.  Failure to obtain such approval, a substantial delay in obtaining satisfactory approvals or the imposition of unfavorable terms or conditions in the approvals could have an adverse effect on the business, financial condition or results of operations of the merged company.

If the proposed merger is not completed, Energy Metals and our company will have incurred substantial costs that may adversely affect Energy Metals’ and our company’s financial results and operations and the market price of Energy Metals’ common stock and our company’s common shares.

Energy Metals and our company have incurred and will continue to incur substantial costs in connection with the proposed merger.  These costs are primarily associated with the fees of attorneys, accountants and Energy Metals’ and our company’s financial advisors.  In addition, each of Energy Metals and our company has diverted significant management resources in an effort to complete the transaction and are subject to restrictions contained in the Agreement and Plan of Merger, as amended, on the conduct of our respective businesses.  If the merger is not completed, Energy Metals and our company will have incurred significant costs, including the diversion of management resources, for which it will have received little or no benefit.  In addition, if the merger is not completed, Energy Metals and our company may experience negative reactions from the financial markets and Energy Metals’ and our company’s suppliers, customers and employees.  Each of these factors may adversely affect the trading price of Energy Metals’ common stock and/or our company’s common shares and Energy Metals’ and our company’s financial results and operations.

Risks Relating to the Businesses of Energy Metals, Our Company and The Merged Company

The business of the merged company will be subject to risks currently affecting the businesses of Energy Metals and our company.

After the completion of the merger, the business of the merged company, as well as the price of Energy Metals common stock, will be subject to numerous risks currently affecting the businesses of Energy Metals and our company, including:

- competition with other uranium and other mineral exploration and development companies;

- our ability to continue to obtain improved operating efficiencies;

- the general condition of the U.S. economy;

- war or acts of terrorism affecting the overall business climate;

- changes in law, rules, regulations or industry standards to which we are subject and the cost of complying with such laws, rules, regulations and industry standards; and

- changes in the costs of healthcare and other benefits provided to our employees.

The merged company will be exposed to significant risks related to potential adverse changes in currency exchange rates.

The merged company will be exposed to market risks resulting from changes in the currency exchange rates of the Canadian dollar and other currencies.  To the extent revenues and expenses are not in the applicable local currency, the merged company may enter into foreign currency forward contracts to hedge the currency risk.  We cannot be sure, however, that the merged company’s efforts at hedging will be successful.  There is always a possibility that attempts to hedge currency risks will lead to even greater losses than predicted.  In addition, because of the merged company’s international operations, significant revenues and expenses will be denominated in local currencies.  Changes in exchange rates may have a significant effect on our cash flow and profitability.

Changes in tax, environmental or other regulations or failure to comply with existing licensing, trade and other regulations could have a material adverse effect on the merged company’s financial condition.

Energy Metals’ and our company’s businesses are regulated by federal, state, provincial and local laws and regulations in various countries regarding such matters as licensing requirements, safety, environmental and other matters.  Failure to comply with these laws and regulations could result in the loss, revocation or suspension of required licenses, permits or approvals.  In addition, changes in tax or any other laws or regulations which affect Energy Metals’ and our company’s exploration and development of mineral properties could have a material adverse effect on the merged company’s business, financial condition and results of operations.

INFORMATION ABOUT QUINCY ENERGY CORP.

DESCRIPTION OF BUSINESS

Business Development

We were incorporated in the State of Nevada on May 5, 1999 with an authorized capital of 200,000,000 shares of common stock, par value $0.001 as “Quincy Resources, Inc.”  On July 7, 2004 we changed our name to “Quincy Gold Corp.” and on May 16, 2005 we changed our name to “Quincy Energy Corp.”  We own interests in several mineral properties as well as a natural resource mineral database.  Our principal executive office is located at Suite 512, 120 Adelaide Street West, Toronto, Ontario.  Our telephone number is (906) 370-4695.

We have one wholly-owned subsidiary, Atlas Database Corp., a Delaware corporation through which we hold our interest in the Atlas Database.

Our Business

We were organized for the purpose of acquiring and developing mineral properties.  We own interests in several sets of mineral claims located in the western United States and Ontario, Canada.  We are not in the development or production stage nor do we have any mineral resources as recognized by the SEC.

We are in the exploration stage and will continue to be in the exploration stage until we achieve significant revenues from operations.  In an exploration stage company, management devotes most of its activities in acquiring and developing mineral properties.  There is no assurance that a commercially viable mineral deposit exists on any of our properties.  Further exploration will be required before a final evaluation as to the economic and legal feasibility is determined.  Our ability to emerge from the exploration stage with respect to our planned principal business activity is dependent upon our ability to attain profitable operations.  There is no guarantee that we will be able to identify, acquire or develop mineral properties that will produce profitability.  Moreover, if a potential mineral property is identified which warrants acquisition or participation, additional funds may be required to complete the acquisition or participation, and we may not be able to obtain such financing on terms which are satisfactory to us.

Principal Product

Our principal product is the exploration, and if warranted, sale of precious minerals, base metals and uranium.  Since our properties have only undergone early stage exploration there is no guarantee any ore body will ever be found.

Cyclical Nature of Our Products

The two primary commodities of our exploration, and hence business, focus are gold and uranium.  Both of these commodities exhibit cyclical and volatile price histories as illustrated in the following two charts.

MINERAL PROJECTS

General Statement Regarding Our Mineral Properties

All of our mineral properties are at the exploration stage, consequently any work program we recommend is exploratory in nature.  None of our mineral properties have known mineral reserves. We have no physical plant or equipment on any of our properties.  All of our properties have access to sources of electricity and water, at varying distances and costs.  We do not require electric power for our proposed exploration plans.  Other than for specific exploration activities, we are not subject to any reclamation bonding requirements from any government agency.  We obtain exploration permits and submit reclamation bonds on a property by property basis depending on the level of exploration activity.  Some of our properties have undergone historic exploration staged work by previous operators.  While the data from this historic work may, or may not, be available in some cases, the total extent of such work, and the costs incurred to perform this work, are generally lost to history.

National Instrument 43-101 Disclosure

Unless otherwise noted, all resource estimates contained herein, while considered to be reliable and relevant, do not use categories as defined in National Instrument 43–101, Standards of Disclosure for Mineral Projects.  All resource estimates are based on prior data and reports obtained and prepared by previous operators, and you are cautioned that none of the calculations conform to NI 43-101 requirements for reporting reserves and resources.  We have not done the work necessary to verify the classification of the mineral resource estimates.  We are not treating the mineral resource estimates as a NI 43-101 defined resources or reserves verified by a qualified person.  As such, the historical estimates should not be relied upon.  All of our properties will require considerable further evaluation, which our management and consultants intend to carry out in due course.

Hansen, Hosta Butte and McKinley Properties

We entered into a definitive option agreement with NZ Uranium LLC dated March 18, 2005 pursuant to which we can earn up to a 65% interest in three separate uranium properties, namely the Hosta Butte and McKinley properties in New Mexico and the Hansen (Tallahassee Creek) property in Colorado.

As consideration for the options, we agreed to issue to NZ Uranium LLC 3,000,000 shares of common stock.  In order to exercise the options, we will be required to spend a total of $4,150,000 on exploration and development of the properties over a four year period, of which $400,000 is a firm commitment, and issue to NZ Uranium LLC an additional 1,050,000 shares of common stock per property, all as follows:

On or Before	Exploration and Development Expenditures	Shares (per Property)
September 18, 2006	$400,000	Nil
September 18, 2007	$750,000	350,000
September 18, 2008	$1,250,000	350,000
September 18, 2009	$1,750,000	350,000

We have the right to increase our interest in any or all of the properties to 80% if we elect to fund one or more of the properties to a bankable feasibility study for the intended mining and processing operation, in which case we would be required to issue to NZ Uranium LLC an additional 250,000 shares of common stock per property.

As part of the option agreement, we also agreed to appoint Robert M. Worsley, the principal of NZ Uranium LLC to our board of directors.  Mr. Worsley is also the principal of New Mexico and Arizona Land Company, LLC.  Mr. Worsley was previously a principal of SkyMall, Inc., the largest in-flight catalogue company in the United States, which he founded in 1989.  From 1985 to 1989, Mr. Worsley was a principal of ExecuShare, Inc., an executive services firm that provided time-shared financial executives for small companies and from 1980 to 1985 he was an Audit Manager with Price Waterhouse.  Mr. Worsley received a bachelor's degree in accounting from Brigham Young University in 1980.  We also agreed to grant to Mr. Worsley an option to acquire 100,000 shares of our common stock at a price of CDN$0.72 per share, subject to vesting over two years and expiring in 2010.

The Hosta Butte and McKinley properties in New Mexico are located on lands that may be the subject to claims by the Navajo Nation.  On April 26, 2005, Navajo Nation President Joe Shirley Jr. signed the Dine Natural Resources Protection Act of 2005, a measure that outlaws uranium mining and processing on the Navajo reservation that covers parts of Arizona, New Mexico and Utah.  We are currently assessing the impact of this development on our properties in consultation with our legal counsel.

The agreement is subject to the resolution of certain outstanding title issues and the finalization of a formal operating agreement to govern the relationship of the parties on exercise of the options.  Our company and NZ Uranium LLC have reached a tentative agreement to extend the deadlines stated above for Exploration and Development Expenditures and Share Issuances from September 18 to December 31 of each year and are in the process of documenting this agreement.  Our company and NZ Uranium LLC are also in the process of completing the form of operating agreement and addressing several other consequential amendments to the existing agreement, including an amendment which would allocate obligations and awards in the event that we are unable to conduct exploration and development activities on the properties due to the Navajo moratorium and commenced a takings case.

Hansen Property – Location and Access

The Hansen Property is comprised of 2,560 acres of fee-simple lands of which NZ Uranium, LLC maintains a 49% interest.  These lands cover four sections: Sections 21, 22, 27 and 28 of Township 17 S, Range 73 W, 6th P. Meridian, Fremont County, Colorado.  South T-Bar Ranch, LLC, a property developer, owns the surface rights and the remaining 51% of the mineral rights covering the property.

The Hansen Property is located approximately 70 miles southwest of Denver, Colorado.  Access to the Property is by light duty roads connecting with State Highway 9 and U.S. Highway 50 about 30 miles to the southeast.

Hansen Property – Climate and Physiography

The Hansen Property is located at 8,250 feet elevation in the open, grassy mountain valley of Middle Tallahassee Creek.  The southwestern two thirds of the Hansen Property lies primarily in a flat alluvial plain while the northeastern third lies on a small, flat plateau above the alluvial plain.  A small portion of the Property also lies on the steep slope between these two physiographic features.

Hansen Property – History

The Hansen Property has a long history under Cyprus Minerals, having been named after James Hansen, a former Sr. V.P. of Mineral Exploration.  In 1978 Cyprus sold a 49% interest in the property to Wyoming Mineral Corp., a wholly-owned subsidiary of Westinghouse Electric Corp.  The Property was not put into production due to the drop in uranium prices in the early 1980’s.  In 1996 New Mexico and Arizona Land Company, the parent company of NZ Uranium LLC bought Wyoming Mineral Corp.’s interest in the Hansen Property and that interest was subsequently transferred to NZ Uranium LLC.

Hansen Property – Geology and Mineralization

We justified the acquisition of this property because it shares several characteristics of sandstone-hosted uranium deposits of Utah and New Mexico.  Collectively these areas have produced more than 350 million pounds of U3O8.

Uranium mineralization at the Hansen Property is hosted by the Eocene age Echo Park Formation.  In the vicinity of the Property, these rocks consist primarily of interbedded sandstone siltstone, claystone and conglomerate of fluvial origin.  Thickness of the Echo Park Formation varies from 0 to more than 800 feet.  Also present locally at the Hansen Property are all three members of the Tallahassee Creek conglomerate which can be seen deposited in scour channels within the Echo Park members.

Uranium mineralization occurs as stratiform lenses within clayey sandstones, sandy mudstones and pebble to boulder conglomerates belonging to the lower members of the Echo Park Formation.  The Hansen Property is historically described as a roll front type uranium deposit but does not display the typical crescent shape of a reduction-oxidation (redox) boundary, that is sometimes observed in these types of deposits.  In general the mineralization is reduced but is surrounded by oxidized sediments.

The Hansen Property will require considerable further evaluation which our management and consultants intend to carry out in due course.  The information and statements on the historical estimates herein were provided by Dr. Art D. Ettlinger, P. Geo., our President and Chief Operating Officer and a Qualified Person as defined by NI 43-101.

Hansen Property – Proposed Work Program and Budget

We have not performed any work to date on the Hansen Property.  Our current plans for the Property are limited to compilation of historical work as there are over 140 reports written about the Hansen Property.  We expect that this compilation work will be performed coincidentally with our compilation work for the Hosta Butte and McKinley Properties, with an estimated budget of $50,000.  These costs will be paid out of our working capital.  We expect this program to be completed by mid-2006 at which time we will be in a better position to evaluate whether further work is justified.  This compilation will be under the supervision of Art Ettlinger, Ph.D., P. Geo., our President and Chief Operating Officer and a Qualified Person as defined by NI 43-101.

Hosta Butte Property – Location and Access

The Hosta Butte Property is comprised of 1,920 acres of fee-simple mineral rights covering three sections of land: Sections 3, 9 and 11 of Township 16 N, Range 13 W, New Mexico P. Meridan, McKinley County, New Mexico.  However the ore body is largely confined to Section 3.

Surface ownership is held by the United States federal government in trust for the Navajo Nation.  The Hosta Butte Property is located 3 miles southwest of the town of Crownpoint, New Mexico and is accessible from State Highway 57.  Access to the Property traverses Indian Allotted and Tribal Trust surface rights consequently permission for access to the property must therefore be obtained.

Hosta Butte Property – Climate and Physiography

The Hosta Butte Property is arid with approximately half of the mean annual precipitation (10.22 inches) falling in the months of July, August and September.  The site is located on a relatively flat plateau area at the top of a steep escarpment.  Locally, the area has a rough topography with narrow valley floors and steep ridges.

Hosta Butte Property – History

Uranium mineralization was first discovered at Hosta Butte in 1968 by Western Nuclear.  Conoco further delineated several uranium trends just north of the Hosta Butte Property in the 1970’s and along with Urangesellschaft, drilled over 200 holes into the Hosta Butte area between 1977 through 1980.  Uranium mineralization was then delineated in Section 3 by 134 drill holes drilled on 400 by 400 foot centers.  This work resulted in a historic resource of approximately 13 to 14 million pounds of in-place uranium.  The information and statements on the historical estimates herein were provided by Dr. Art D. Ettlinger, P. Geo., our President and Chief Operating Officer and a Qualified Person as defined by NI 43-101.

After the price of uranium collapsed in 1980, no further work was performed on the property although other operators such as Mobil Oil Company and Hydro Resources Inc. worked on bringing their uranium resources, located within five miles of Hosta Butte, into production.

Hosta Butte Property – Geology and Mineralization

We justified the acquisition of this property because it is located within the Grants Uranium district whose historic U3O8 production exceeds 340 million pounds.  The Morrison Formation is the primary host to uranium mineralization in the Grants district and the host to known uranium mineralization on the Hosta Butte Property; hence we deem the property to be highly prospective for uranium.

The Hosta Butte Property is located northeast of the Zuni Uplift on the Chaco slope of the San Juan Basin.  Stratigraphic units of concern at Hosta Butte include the Jurassic Morrison Formation through the Cretaceous Dakota Sandstone, Mancos shale, and the Mesa Verde Group.

Uranium mineralization is found in sandstones and thin inter-bedded mudstones belonging to the Westwater Canyon Member of the Morrison Formation.  This zone contains an average total thickness of 300 feet.  Underlying and overlying the Westwater Canyon Member are the Recapture and Brushy Basin Members, respectively, which are anticipated to act as aquitards to the uraniferous leach solutions from the ore zone.  The Recapture Member is comprised of approximately 250 feet of siltstones, mudstones and sandstones while the Brushy Basin Member is characterized by 100 to 150 feet of bentonitic mudstones and interbedded lenses of siltstone and sandstone.

An historic resource of 13-14 million pounds of in-place uranium potentially amenable to in situ leaching (ISL) was calculated in the early 1990’s by Uranium Resources Inc.  This resource estimate is considered to be relevant but has not been independently confirmed by our company.  Accordingly, this historical estimate should not be relied upon.

The Hosta Butte Property will require considerable further evaluation which our management and consultants intend to carry out in due course.

Hosta Butte Property – Proposed Work Program and Budget

We have not performed any work to date on the Hosta Butte Property.  Our current plans for the Property are to compile all of the existing data on the resource and bring this asset into compliance with modern resource estimate disclosure standards, following which we will be able to determine whether to proceed with a feasibility study and initiate the permitting process.  We expect that this compilation and resource estimate work will be performed coincidentally with our compilation work for the Hansen and McKinley Properties, with an estimated budget of $150,000, to be paid for through our working capital, and will be completed by the beginning of the third quarter of 2006.

This compilation and resource evaluation will be under the supervision of Gregory Myers, Ph.D., P. Geo.  Dr. Myers is a paid consultant hired by our company.

McKinley Property – Location and Access

The McKinley Properties cover portions of seven townships in the northwestern part of New Mexico.  Several U.S. and State Highways as well as local roads traverse the area.  The properties aggregate 12,800 acres in twenty sections of land within McKinley County as follows:

Township	Range	Meridian	Section(s)
15N	12W	N.M.P.M.	33
15N	13W	N.M.P.M.	5, 19, 21, 25 and 27
15N	14W	N.M.P.M.	3
16N	13W	N.M.P.M.	5 and 13
16N	14W	N.M.P.M.	1, 3, 25, 27 and 35
16N	15W	N.M.P.M.	3, 5 and 7
17N	12W	N.M.P.M.	23, 35, Southeast Quarter of 33 and East Half and Southwest Quarter of 35

McKinley Property – Climate and Physiography

The area of New Mexico in which the McKinley Property is located is generally arid with a mean annual rainfall of about 10 inches.  Topography in the area is rough and variable with flat plateau areas surrounded by steep escarpments.  steep slopes and ridges surround local narrow valleys.

McKinley Property – History

There are no known uranium reserves or significant resources on the McKinley Property.  Extensive exploration for uranium in the Crownpoint area is well documented and includes the area surrounding the Hosta Butte Property.  These areas received intensive exploration by numerous operators during the uranium boom of the 1970’s but this work quickly subsided as the uranium price dropped in the early 1980’s.

McKinley Property – Proposed Work Program and Budget

The McKinley Property is deemed to be prospective for the discovery of uranium resources because of its location within the Grants Uranium District and its proximity to the Crownpoint and Hosta Butte Properties.  We have not performed any work to date on the McKinley Property.  Our current plans for the Property are to compile known geologic information and prepare for initial field investigations in 2006.  We expect that this compilation and fieldwork work will be performed coincidentally with similar work for the Hosta Butte and Hansen properties, with a cumulative estimated budget of $400,000.

Crownpoint Property

On May 12, 2005 we entered into a definitive Option Agreement with NZ Uranium to earn a 65% interest in the Crownpoint property located in McKinley County, New Mexico.

As consideration for the option, we agreed to issue to NZ Uranium LLC 3,000,000 shares of common stock and pay to NZ Uranium LLC $350,000.  In order to exercise the option, we will be required to spend a total of $4,000,000 on exploration and development of the properties over a four year period, of which $500,000 is a firm commitment, and issue to NZ Uranium LLC an additional 3,150,000 shares of common stock per property, all as follows:

On or Before	Exploration and Development Expenditures	Shares
May 12, 2006	$500,000	400,000
May 12, 2007	$750,000	600,000
May 12, 2008	$1,250,000	1,000,000
May 12, 2009	$1,500,000	1,150,000

We have the right to increase our interest in the Crownpoint property to 80% if we elect to fund the property to a bankable feasibility study for the intended mining and processing operation, in which case we would be required to issue to NZ Uranium LLC an additional 750,000 shares of common stock.

The Crownpoint property is located on lands that may be the subject to claims by the Navajo Nation.  On April 26, 2005, Navajo Nation President Joe Shirley Jr. signed the Dine Natural Resources Protection Act of 2005, a measure that outlaws uranium mining and processing on the Navajo reservation that covers parts of Arizona, New Mexico and Utah.  We are currently assessing the impact of this development on our Crownpoint property in consultation with our legal counsel.

The agreement provides that, in the event that we are unable to conduct exploration and development activities on the Crownpoint property due to the Navajo moratorium, our obligations under the agreement will be suspended.  In addition, We have the right (but not the obligation) to pursue a takings case, in which case we would bear all of the costs incurred in pursuing such a case and any award (net of costs) would be split between our company and NZ Uranium LLC 35/65.

The agreement is subject to the resolution of certain outstanding title issues and the finalization of a formal operating agreement to govern the relationship of the parties on exercise of the options.  Our company and NZ Uranium LLC have reached a tentative agreement to extend the deadlines stated above for Exploration and Development Expenditures and Share Issuances from May 12 to December 31 of each year and are in the process of documenting this agreement.  Our company and NZ Uranium LLC are also in the process of completing the form of operating agreement and addressing several other consequential amendments to the existing agreement.

Crownpoint Property – Location and Access

The Crownpoint Property is comprised of 1,099.24 acres in three sections of land: Sections 19 and 29 of Township 17 N, Range 12 W and Section 24, of Township 17 N, Range 13 W, New Mexico P. Meridan, McKinley County, New Mexico as follows:

Township	Range	Meridian	Section(s)
17 N	12 W	N.M.P.M.	19
17 N	12 W	N.M.P.M.	W ½ of Section 29
17 N	13 W	N.M.P.M.	N ½ NE ¼ SE ¼; N ½ SE ¼ NE ¼ SE ¼; SW ¼ NE ¼ SE ¼; N ½ NW ¼ SE ¼ SE ¼; S ½ SE ¼ SE ¼; W ½ SE ¼ of Sec. 24.

NZ Uranium LLC maintains a 60% fee-simple interest in the mineral rights conveyed under the agreement in Section 24 and a 100% fee-simple interest in the mineral rights conveyed under the agreement in Sections 19 and 29.  Surface rights to these lands are held by various private individual and state or federal jurisdictions.

The Crownpoint property is located at the town of Crownpoint, New Mexico and is accessible by all season road approximately one mile to the west of State Highway 371.

Crownpoint Property – Climate and Topography

Crownpoint is located at 6,971 feet elevation and has an arid climate with approximately half of the mean annual precipitation (about 10 inches) falling in the months of July, August and September.  The site is located in a low-lying area surrounded by rugged valley walls and flat-topped mesas.  Locally, the area has a rough topography with narrow valley floors and steep ridges.

Crownpoint Property – History

Conoco and Mobil first discovered uranium mineralization in the Crownpoint area during the 1970’s.  Conoco began engineering studies for an underground operation in the late 1970’s and completed three shafts in 1982.

After the price of uranium collapsed in the early 1980’s, no further work was performed on the property although other operators in the Crownpoint area such as Mobil Oil Company and Hydro Resources Inc. worked on bringing their uranium resources into production.

Crownpoint Property – Geology and Mineralization

Crownpoint is located northeast of the Zuni Uplift on the Chaco slope of the San Juan Basin.  The principle stratigraphic unit of concern at Crownpoint is the Jurassic Morrison Formation which hosts most of the known uranium deposits in the basin.  Uranium mineralization is found in sandstones and thin interbedded mudstones belonging to the Westwater Canyon Member of the Morrison Formation.  As the Morrison Formation is the primary host to uranium mineralization in the Grants district, we deem the Crownpoint property as a justified acquisition and to be highly prospective for uranium.

Crownpoint Property – Proposed Work Program and Budget

We have not performed any work to date on the property.  As such, it is our intention to first compile all of the existing data on the resource and bring this asset into modern compliance standards.  Once this is completed a decision to perform a feasibility study may be made.  The permitting process can also be initialized at the time of feasibility.  Present cost estimates for the compilation work and resource estimates are approximately $150,000 to be paid for out of our working capital.  It is anticipated this compilation work will be completed by the end of the first quarter of 2006.

This compilation and resource evaluation will be under the supervision of Gregory Myers, Ph.D., P. Geo.  Dr. Myers is a paid consultant hired by our company.

Crownpoint Property – Technical Report

We have completed a NI 43-101 Technical Report covering the majority of the SE ¼ of Section 24, T17N R13W New Mexico Prime Meridian (approximately 140 acres) (the “Section 24 Property”), in which NZ Uranium LLC has a 60% interest in the property.  The technical report calculates an Indicated Resource of 9.966 million pounds of eU3O8 at a grade of 0.1048 % eU3O8 for such section.  This new resource estimate is based on 316,750 feet of drilling in 157 holes drilled by Conoco during the 1970’s. Metallurgical testing by Conoco has also demonstrated the Crownpoint deposit is amenable to ISL mining.

The subject of the technical report is the majority of the SE ¼ of Section 24, T17N R13W New Mexico Prime Meridian (approximately 140 acres) (the “Section 24 Property”), in which NZ Uranium LLC has a 60% interest.

We plan to complete a separate technical report on the remaining 960 acres comprising the Crownpoint Property, in which NZ Uranium LLC has a 100% interest, in the near future.  The Crownpoint Section 24 Technical Report dated March 2, 2006 is authored by Dr. Greg Myers, P. Geo. (Washington State), a member and chartered professional of the AusIMM and a Qualified Person as defined by NI 43-101.

Methodology

Measurement of the uranium concentration in drill holes was made with radiometric logging of the drill holes throughout the entire resource area.  Natural gamma (counts/second, or cps), self potential (millivolts), and resistance (ohms) were recorded at ½ foot increments on magnetic tape and then processed by computer to graphically reproducible form.  The eU3O8 % conversions from the gamma log data were then calculated using the raw natural gamma counts and the sample quality is considered to be acceptable and representative of uranium values within the range of acceptable analytical error. Conoco collected the down hole geophysical survey data on the 1/2 foot intervals regardless of rock type or alteration, eliminating any sampling bias.  High-grade intervals exist and extend with fairly consistent values laterally for several hundred feet; these high-grade values have not been cut or weighted for the calculation of the average grade of a bench.

The database consists of more than 28,800, ½ foot original gamma probe readings, which were used by Dr. Myers to calculate the resource model.  Dr. Myers calculated the grade of the mineralized zone as an average, bench by bench, and did not utilize any weighting factors in the calculations.  The pounds of eU3O8 for each bench were tabulated along with the area and calculated volume for each bench.  The total number of tons contained in the mineralized zones and the total number of pounds of eU3O8 was summed and the average grade of the entire mineralized zone was calculated from these results.  The calculated grade of 0.1048% eU3O8 is below the statistical average of 0.132% eU3O8 for the sample population above the 0.04% cutoff because of internal waste, which cannot be separated from ore in an ISL mining scenario.  The calculated grade utilized the average grade of the 10-foot bench composites and includes 1/2-foot intervals below the 0.04% cutoff grade.

2006 Crownpoint Section 24 Resource Statement using a 0.04% U3O8 grade cutoff

	Million Ton	Grade, eU3O8%	Contained eU3O8 (Million Pounds)
Indicated Resource	4.75	0.1048	9.966

Other historic resource calculations on the Section 24 Property include 1.8 million tons grading 0.15% eU3O8 containing 6.48 million pounds eU3O8 by Conoco in 1979, based on underground mining, and 11.78 million pounds of eU3O8 by Hydro Resources Inc. in 1997.

Data Verification

The percentage of eU3O8 contained in drill holes was calculated from the down hole gamma logs at the time of drilling and geophysical surveying under the supervision of Conoco.  Original data was collected on 1/2 foot intervals and converted to eU3O8%.  The data available for this analysis were the original gamma logs and grade summary tables for each drill hole.  The original logs and the tabulated data were compared to verify the values and there is a reasonable correlation in values.  The tabulated data was scanned and entered into an ACCESS database along with collar location data.  The scanned data was checked and confirmed and the current database is estimated to be essentially error free.  Further verification and correction of the data was completed during sectional interpretations.  While the original down hole gamma logs have been reviewed in detail, core samples from the original drilling were not available for check assaying.

Conoco conducted three disequilibrium studies to confirm the eU3O8% values calculated from the gamma logs.  Their conclusions in a 1979 summary report showed a range from a slight chemical depletion (3%) to a moderate enrichment (13%) of the eU3O8%.  Conoco ultimately concluded that the gamma log values tend to underestimate the actual chemical grade.

Cutoff Grades

The mineralized zone was defined as mineralization above the selected cutoff grade of 0.04% eU3O8 over a ten foot composite.  The selection of a 0.04% eU3O8 cutoff grade by the author considered ISL recovery factors, maximizing the tonnage of mineralization and maintaining strong positive value at current uranium prices.  As the concentration of U in the ISL solution is a function of the grade of the body being leached and leaching is more effective in zones with a higher concentration, the highest possible cutoff grade is preferred.  For the Report, it was assumed that an average grade of 0.1% U3O8 would be a reasonable lower limit for the average grade of a mineralized body being subjected to ISL mining.

Volume Determination of Mineralized Zone

Orthogonal north-south and east-west cross sections were completed on 200-foot spacings in the mineralized zone utilizing known features of the geologic controls on mineralization.  Cross sections with drill hole eU3O8% values and limited geologic information were generated in the Rockworks 2004 software program from the ACCESS database.  The cross sections were then interpreted by hand on a section-by-section basis and digitized.  The sectional data was transferred to bench plans, spaced every 10 feet, and the ore zones were interpreted and digitized in order to accurately measure the area of the mineralized body outline.  The surveyed drill hole locations in the ore zones were used to adjust the mineralized body shapes.  The measured area and volumes calculated from the benches were used to calculate the tons contained on each bench.

Conoco and Hydro Resources Inc. estimated density factors of 16 ft3/ton and 15.8 ft3/ton, respectively for use in their tonnage calculations.  The lower density factor of 15.8 ft3/ton was used by the author in the technical report.

Grade Continuity

A co-variogram was calculated for the 10-foot bench centered on the 4830 level using 39 mineralized drill hole averages.  The continuity of grade between drill holes is good at values of eU3O8 below the sill limit of 0.6%.  The linear correlation of grade is limited to about 300 feet for this bench, indicating that generating a krigged average of grades above about 0.6% beyond 280 feet would bias the calculated average.  The data population greater than 0.6% eU3O8 is minimal.  The use of an inverse distance squared average will also have limitations when averaging groups of adjoining drill holes.  Resource modeling for the report calculated a simple average grade for each 10 foot bench, equally weighting each drill hole to limit biasing.  Clustering of drill hole data is insignificant and does not bias the bench average.

A competitor company is currently in the permitting process to initiate ISL production in the area of the Section 24 Property.  They have completed the permit applications and Environmental Impact Statements required and are waiting for final approval.  In April 2005 the Navajo Nation imposed a moratorium on uranium development and mining on the Navajo Reservation and on “Indian Country”.  However the definition of “Indian Country” is not clear and the moratorium’s impact on our plans for further work at Crownpoint is unknown at this time.  No other limitations or other negative impacts due to environmental permitting or other political issues, which will have an affect on the mineral resource, are known to exist.

We are now evaluating the recommendations contained in Dr. Myers’ Report including the design of further work programs to further confirm the earlier drilling and metallurgical work completed by Conoco.

For complete details on the Crownpoint Property, please refer to the Technical Report dated March 2, 2006 filed on SEDAR (www.sedar.com) on March 3, 2006.

Aurora Property

Pursuant to the terms of an Option Agreement dated May 18, 2005 with Energy Metals Corporation and its wholly-owned subsidiary Energy Metals Corporation (US) (collectively referred to as EMC) we acquired an option to earn up to a 51% interest in 18 unpatented Federal lode claims covering an area of approximately 146 hectares located in Sections 3, 4, 9 and 10, Township 41 South, Range 41 East, WBM, Malheur County, State of Oregon and known as the Aurora Property.  The Aurora Property is subject to a 1.5% NSR royalty.

As consideration for the option, we issued to EMC 1,000,000 shares and paid to EMC $25,000.

In order to exercise the option, we must incur cumulative exploration expenditures of $2,000,000 on the Aurora Property and issue to EMC 1,000,000 shares as follows:

On or Before	Exploration and Development Expenditures	Shares
May 18, 2006	$200,000	Nil
May 18, 2007	$400,000	333,333
May 18, 2008	$600,000	333,333
May 18, 2009	$800,000	333,334

The initial exploration and development expenditure commitment of $200,000 is a firm commitment.  All other exploration expenditures and share commitments are optional.

Upon exercise of the option, our company and EMC will be deemed to have entered into a joint venture with our company as operator.  We have the right to earn an additional 24% interest in the Aurora Property by funding the development of the Aurora Property through feasibility.

The agreement is subject to the approval of the TSX Venture Exchange.

William M. Sheriff, a member of our board of directors and a significant shareholder of our company, is also a director and significant shareholder of Energy Metals Corporation.  Accordingly, the acquisition of the Aurora Property is not an arm’s length transaction.  At the directors meeting at which the option agreement in respect of the Aurora Property was approved, Mr. Sheriff declared his interest in the transaction and abstained from voting thereon.

The unpatented Federal claims comprised in the Aurora Property are registered in the name of EMC and are described as follows:

Claim Name	County Instrument	BLM Serial #
New U #11	97-8460	153217
New U #12	97-8461	153218
New U #13	97-8462	153219
New U #14	97-8463	153220
New U #15	97-8464	153221
New U #16	97-8465	153222
New U #17	97-8466	153223

New U #18	97-8467	153224
New U #19	97-8468	153225
New U #20	97-8469	153226
New U #21	97-8470	153227
New U #22	97-8471	153228
New U #23	97-8472	153229
New U #24	97-8473	153230
New U #25	97-8474	153231
New U #26	97-8475	153232
New U #27	97-8476	153233
New U #28	97-8477	153234

On an annual basis, each of these claims requires a rental payment of $135 to the Federal Government, payable by August 31.  In the event this payment is not made in any year, we may lose title to each claim for which the rental is not paid.

Aurora Property - Location and Access

The Aurora Property is comprised of 146 hectares located in Sections 3, 4, 9 and 10, Township 41 South, Range 41 East, WBM, Malheur County, Oregon.  The Aurora Property is located 15 km northwest of McDermitt, NV, a border town that has undergone considerable historic mining for mercury and gold.  The claims are accessible by good gravel road leading from an electrical substation located 5 km to the west of McDermitt.

Aurora Property - Climate and Topography

The Aurora Property has an arid climate that is typical of the Basin and Range environment.  Winters are relatively cold with temperatures as low as –35 degrees Celsius and summers having high temperatures up to 35-40 degrees Celsius.  Precipitation is variable with nominal amounts of 10-20 cms during the months of December and January as snow and from 10-20 mm per month during the summer months.  Flash flooding is not common but requires proper provision for secure gully crossings.

The claims are located within the northern end of the McDermitt Caldera Complex.  This is expressed as a series of low interlocking circular mountain ranges.  Elevations on the property range between 1,500 and 1,775 meters.  The deposit is cut by Bretz Gulch and is drained by Little Cottonwood Creek.  The deposit area is covered with a network of gravel roads that cross rolling hills dissected by steep gullies.

Aurora Property - History

Placer Amex first explored the area encompassing the Aurora Property for mercury mineralization from 1973-1974.  After no significant mercury was found, uranium exploration was initiated by the Cordex Syndicate in late 1977 and early 1978.  Drilling in May 1978 encountered flat lying uranium mineralization on the property and approximately 90 holes were drilled by Locke Jacobs through September 1978 when Placer Amex took over exploration of the Property.

From late 1978 through the early 1980’s Placer Amex completed approximately 36,400 m of rotary drilling in some 450 holes and 1,800 m of diamond drilling.  In addition, Placer Amex initiated the process for an Environmental Assessment Study (EAS), completed an internal pre-feasibility study, and calculated “Mining Reserves” at two cutoff grades: 0.03% and 0.025% U3O8.  With the collapse in the uranium price during the early 1980’s, however, Placer Amex abandoned their plans to bring Aurora into production and let the claims expire.

Aurora Property – Geology and Mineralization

The Aurora Property is located within the large, McDermitt caldera (volcanic) system.  This caldera consists of at least five, nested ring fracture systems that are associated with several types of mineralization including mercury, uranium, gold, and lithium.  These mineralizing events are related to the well-developed hydrothermal activity associated with the volcanic complex with uranium most commonly associated with rhyolitic domes.  The presence of multiple mineral events, abundant structures, underlying rhyolitic rocks, and a well-developed hydrothermal system gave our company justification for acquiring this property.

At Aurora, a sequence of gravels deposited on tuffaceous lake sediments, overlie the uranium bearing volcanic rocks.  These overlie an irregular surface of rhyolitic rocks, which may represent an elongated flow dome through which the lava flows were erupted.  The uranium bearing lavas are a sequence of dark colored flows with vesicular flow tops and interlayered breccia.  Vesicular and breccia layers are commonly much altered in areas with uranium mineralization. Alteration mineralogy includes clays and zeolites, together with pyrite.  The flows vary from 6 to 15 meters in thickness.

Uranium mineralization occurs mostly within the permeable and porous layers of the volcanic sequence and less commonly along steeply dipping fracture zones in the lavas and into the underlying rhyolitic rocks.  Uraninite and coffinite, with some autunite and phosphuranylite are the dominant uranium-bearing mineral phases within Placer Amex’s proposed mining area.  Associated with mineralization are pyrite, some smectite clays, chlorite, leucoxene and opal with minor amounts of gypsum, fluorite, calcite, marcasite and arsenopyrite also identified.

Aurora Property – Proposed Work Program and Budget

Subsequent to completion of the Aurora Technical Report, as discussed below, we are now in a position to initiate modern metallurgical studies of the Aurora ore.  In early 2006 a metallurgical audit was commissioned in order to review the historic metallurgical work performed at Aurora and recommend a work program and budget designed to select the optimum extractive technique for the ore.  It is estimated this initial metallurgical review will cost less than $10,000.  Based on the recommendations therein, additional metallurgical test work in support of process design work is anticipated at a cost to be determined based on recommendations within the current review.

Aurora Property – Technical Report

The Aurora uranium project is the subject of a technical report dated Sept. 1, 2005.  In the report by Dr. Gregory Myers, a Qualified Person as defined by NI 43-101, an indicated resource of 18.3 million pounds of eU3O8 at a grade of 0.0518% eU3O8 is calculated.  As Aurora was also the subject of more than $6 million of exploration expenditures by Placer Amex during the period 1977-1980, it is our opinion that a new and modern metallurgical review of the deposit is warranted.  In this regard, we have commissioned a metallurgical audit of the property.  It is anticipated that this work will be completed during the first quarter of 2006.

For complete details on the Aurora Property, please refer to the Technical Report dated September 1, 2005 filed on SEDAR (www.sedar.com) on September 19, 2005.

Arizona Strip Breccia Properties

Pursuant to the terms of an Option Agreement effective November 9, 2004 with Energy Metals Corporation and its wholly owned subsidiary Energy Metals Corporation (US) (collectively referred to as EMC) we acquired an option to earn up to a 50% interest in eight mineral properties (the "Arizona Strip Breccia Properties") located in Coconino and Mohave Counties in northern Arizona.

In order to exercise the option, we must incur cumulative exploration expenditures of $1,500,000 on the Arizona Strip Breccia Properties and issue to EMC 525,000 shares as follows:

On or Before	Exploration and Development Expenditures	Shares
December 31, 2005	$150,000	40,000
December 31, 2006	$150,000	85,000
December 31, 2007	$300,000	100,000
December 31, 2008	$400,000	125,000
December 31, 2009	$500,000	175,000

The initial exploration and development expenditure and share commitment of $150,000 and 40,000 shares (which have been incurred and issued, respectively) is a firm commitment.  All other exploration expenditures and share commitments are optional.

Upon exercise of the option, our company and EMC will be deemed to have entered into a joint venture with our company as operator.  We have the right to earn an additional 20% interest in the Arizona Strip Breccia Properties by funding the development of the Arizona Strip Breccia Properties through feasibility.

The binding letter agreement requires that we enter into a formal option agreement with EMC.  Certain of the properties were acquired by EMC from William Sheriff, our largest shareholder, and a director of our company.  We are of the opinion that the terms of the acquisition were the result of arm’s length negotiation.

The unpatented Federal claims comprised in the Arizona Strip Breccia Properties are registered in the name of EMC and are described as follows:

Name	Date Recorded BLM	BLM Serial Number	Expiry Date
AZ 97-102	11/12/2004	363117-363122	9/1/2006
AZ 342-352	11/12/2004	363099-363108	9/1/2006
AZ 103-108/248-250	11/12/2004	363123-363139	9/1/2006
AZ 109-116	11/12/2004	363129-363136	9/1/2006
AZ 284-289/117-118	11/12/2004	363140-363147	9/1/2006
AZ 327-332	11/12/2004	363157-363161	9/1/2006

On an annual basis, each of these claims requires a rental payment of $135 to the Federal Government, payable by August 31.  In the event this payment is not made in any year, we may lose title to each claim for which the rental is not paid.

The Arizona State Leases comprising the Arizona Strip Breccia Property are known as the Rose Pipe and the 4 ½ Pipe, and are registered in the name of William M Sheriff and Ronald Driscoll.

The leases are described as follows:

Lease #	Township	Range	Section
08-109997	30N	4W	27 N 1/2
08-109971	28N	6W	24 S 1/2

On an annual basis, each of these claims require a lease payment equivalent to $10 per acre plus $100 lease renewal fee made payable to the State of Arizona.  In the event this payment is not made in any year, we may lose title to each claim for which the rental is not paid.

Arizona Strip Breccia Properties - Location and Access

The Arizona Strip Breccia Properties are located in Coconino and Mohave Counties, Arizona.  Access to the Arizona Strip Breccia Properties is by good gravel or dirt road from either Kanab, Utah for the pipe projects north of the Grand Canyon or from Williams for the projects south of the Grand Canyon.

Arizona Strip Breccia Properties - Climate and Physiography

The area is considered to be transitional between high desert terrain and mountainous terrain although all of the project areas are relatively flat lying.  Summer temperatures can reach over 100 degrees Fahrenheit with winter lows dipping below zero on occasion.  The area is semi-arid with a few days of heavy precipitation in an average year.  Vegetation consists principally of desert cactus, sage, and locally pine trees do occur.

Arizona Strip Breccia Properties - History

In the 1970’s and 1980’s Energy Fuels Corp. (predecessor to International Uranium Corporation) recognized the potential of the area for small high-grade uranium ore bodies as a result of the earlier work in the district by Western Nuclear.  After purchasing Western Nuclear’s properties throughout the district in 1978 Energy Fuels Corp. was able to put together a substantial land package before the competition became active.  Energy Fuels Corp. also acquired Gulf's land package in 1982.  Pathfinder, Rocky Mountain Energy and Uranerz were also actively exploring the district in the mid 1980s.  Past production of high grade uranium ore is known from several pipes in the district.

In the early 1990s virtually all exploration and development work ceased due to the falling price of uranium.  During the 1990s, Energy Fuels dropped much of their extensive land holdings, retaining only a core group of claims surrounding previously identified targets.  After acquiring the assets of Energy Fuels from bankruptcy court, International Uranium continued to pare down their claim holdings due to the decreasing economic outlook for uranium.  In 2001 and 2002 most of these core groups were dropped as the price of uranium yellowcake fell to below $8.00 per pound.  These properties lay dormant until 2004 when they were relocated by Energy Metals Corporation (US).

Arizona Strip Breccia Properties – Geology and Mineralization

The exploration target throughout the district is uranium mineralization in solution collapse breccia pipes.  Early prospecting in northern Arizona resulted in the discovery of a number of breccia pipes exposed by erosion along the flanks of the Colorado River drainage system.  However, it is also not unusual for a breccia pipe to exhibit a circular topographic feature identifiable through air photo interpretation.  Based on this relationship and the success of previous exploration, hundreds of breccia pipes are now known.  Additionally, this work has shown that contrary to the earliest discoveries, numerous pipe structures also exist away from the main river drainage system.

A breccia pipe consists of a circular, chimney-like mass of highly fragmented rock resulting from the subsidence of large rock segments into a throat-like void created by solution activity in a lower formation.  Continued subsidence causes fragmentation or "brecciation" of the large rock segments as the solution void fills with collapsed debris.  Concentric fracturing and faulting are common to the outer edge of the pipe throat as a component of rock stress created by subsidence within the pipe.  This feature, called the annular ring, will occur immediately adjacent to the throat or in an uneven pattern radiating out from the structure by tens of meters.  Thus, pipe structures vary considerably in size and pattern, but most are identifiable by the common structural features of brecciation and an annular ring.

Uranium mineralization usually occurs in association with other minerals in the highly fractured breccia zone or the area influenced by the annular ring.  Occasionally, mineralization occurs as bedded deposits in undisturbed rock beyond the annular ring.  Vertical and horizontal zonation of minerals is evident in the known mineralized pipes. Both primary and secondary minerals are present.

The presence of previously identified and uranium-bearing breccia pipes on several of the Arizona Strip Breccia properties gave our company sufficient justification to acquire these leases and claims.

Northwestern Arizona, including portions of Coconino and Mohave Counties, contains a prolific district of these mineralized solution collapse breccia pipes.  These vertically elongated pipes present a compact and high-grade exploration target generally grading from 0.40-0.75% U3O8 that may extend up to 3000 feet vertically as reported in 2005 by the Arizona Dept. of Mines and Mineral Resources Open File Report 05-22.  In total, 17.25 million pounds of U3O8 have been produced from Arizona breccia pipes with 40 million pounds having been discovered during the 1980’s (Arizona Dept. of Mines and Mineral Resources OFR 05-22).

The Rose pipe is known to be mineralized with uranium as a result of previous work by Energy Fuels Nuclear (a subsidiary of Energy Fuels Corp.) during the second half of the 1980’s.  Drilling by EFN in 1986 returned intermittent anomalous uranium values between the depths of 1148.5 feet (350.2 metres) and 1866.0 feet (568.9 metres) with the following highlights, based on a 0.10% eU3O8 cutoff, as reported in the Arizona State Minerals Department files:

Historic Deep Drill Intercept – Energy Fuels Nuclear (1986)
	Rose Pipe
Interval, feet (metres)	Length	eU3O8	Pounds per ton, U3O8
1281.0-1292.5 (390.5-394.1)	11.5 (3.5)	1.064	21.28
1295.0-1295.5 (394.8-395.0)	0.5 (0.2)	0.168	3.36
1310.0-1322.0 (399.4-403.0)	12.0 (3.7)	0.130	0.260
1330.0-1332.5 (405.5-406.3)	2.5 (0.8)	0.105	0.210
1436.0-1440.5 (437.8-439.2)	4.5 (1.4)	0.124	2.48
1790.5-1800.0 (545.9-548.8)	9.5 (2.9)	0.161	3.22

Similarly, mineralization is known to occur at the more heavily explored 4 ½ Pipe.  At least 7 short holes used for geophysical definition were drilled between 1984 and 1986.  The data for this pipe and the other Arizona pipe targets has yet to be compiled.

Arizona Strip Breccia Properties – Results of Exploration Activities

We recently completed an exploratory drill program on the Rose breccia pipe in Coconino County, Arizona, which identified two mineralized zones, one 49.5 foot section that averaged 0.14% eU3O8 and one 10 foot zone that averaged 0.065% eU3O8.

Procedure

A total of 1928 feet (587.8 m) were drilled in one vertical hole located above the interpreted surface projection of the throat of the pipe.  This hole was setup as a 25 foot offset to the north of EFN’s earlier deep drill hole for which historical data has been recovered, and it is thought to lie approximately 25 feet to the south of a second deep drill hole by EFN whose exact location is not known but for which historical data have been recovered.  No other deep drill holes are known to exist on the Rose pipe.

The hole was drilled using a tri-cone bit to 687 feet (209.5 m) and a diamond drill bit from 687 feet to the end of the hole at 1928 feet.  Two separate intervals, comprising an aggregate of thirteen samples, representing zones of high radiation response (approximately 10 times background) on a handheld scintillometer were selected for further geochemical analyses.  Our company’s personnel delivered the split core samples to ALS Chemex of Reno, NV for ICPAES analysis of a suite of 30 trace elements including uranium, which is detectable in the range from 50 ppm – 5%.

Natural gamma ray and resistivity geophysical logging of the entire drill hole was completed by Century Geophysical Corp. of Tulsa, OK.  An estimate of in situ uranium grade, expressed as equivalent U3O8 (eU3O8) can be calculated using the digital natural gamma ray values acquired by down hole logging.  Chemical assays of composited samples of drill core recovered from two mineralized zones were also completed and serve as a check on the calculated radiometric uranium grades (eU3O8).  The following table presents a comparison of equivalent uranium as measured by the gamma ray log (% eU3O8) and chemical uranium (% cU3O8) as determined by the chemical assays.  The average grade of Mineralized Zone 1, which is 50 feet thick, is 0.140% as determined by the gamma ray log compared to an average of 0.11% as determined by chemical assay.  The average grade of Mineralized Zone 2 (10 feet thick) is 0.065% as determined by the gamma ray log and 0.060% as determined by chemical assays.

The above procedure was under the supervision of Dr. Art Ettlinger, P. Geo., and is part of our quality assurance and quality control procedures for exploration projects.

Mineralized Zone 1			Mineralized Zone 2
Interval, feet	% eU3O8	% cU3O8	Interval, feet	% eU3O8	% cU3O8
1401.5-1406.5	0.129	0.050	1756.0-1761.0	0.061	0.046
1406.5-1411.5	0.211	0.131	1761.0-1766.0	0.069	0.073
1411.5-1415.0	0.145	0.100
1415.0-1420	0.253	0.177
1420.0-1424.0	0.222	0.218
1424.0-1429.0	0.163	0.067
1429.0-1432.0	0.134	0.168
1432.0-1437.0	0.093	0.113
1436.0-1442.0	0.088	0.079
1442.0-1447.0	0.070	0.078
1447.0-1451.0	0.023	0.044

In addition to encountering anomalous uranium values, the drill hole also encountered anomalously high values of other heavy metals including 2.77% nickel and 0.5% cobalt in one 5-foot composited sample.

Interpretation

Based on core examination, the drill hole is interpreted to have entered the throat of the breccia pipe at a depth of 1,330 feet (405.5 meters).  As a result of drill hole deviation and irregularity along the edge of the pipe, the drill hole intermittently exited and reentered the throat of the pipe at several points along its north-northwestern edge before finally exiting the pipe for good at a depth of about 1,700 feet (518.3 meters).

The drill hole encountered intermittent zones of anomalous radioactivity, which is related to uranium mineralization, between depths of 749 feet (235 meters) and 1,922 feet (600 meters).  Mineralization was encountered in a variety of environments associated with the breccia pipe and generally correlates with zones of anomalous mineralization encountered in the two deep holes drilled by EFN.

The recently completed drill hole is encouraging both as to the grade and thickness of the mineralization encountered and the fact that it demonstrated continuity of mineralization in broad zones between drill holes within and peripheral to the pipe.  The geology of this breccia pipe is similar to that encountered in other breccia pipes of commercial interest on the Arizona Strip both as to breccia composition and mineralized environments.  Based on the results encountered in this drill hole, additional drilling is clearly justified to assess the limits of the pipe and its resource potential.

Arizona Strip Breccia Properties – Proposed Work Program and Budget

As we recently completed an exploratory drill program on the Rose pipe, we currently do not have any further plans for exploration.  Upon completion of our evaluation of the drilling results, however, we may propose further work on the Rose pipe or some of the other claims and mineral leases we hold under the Agreement.

Elliott Lake Property

On February 10, 2005 we acquired an option to earn up to 75% interest in ten Provincial mineral claims with known uranium mineralization located in Buckles Township, Ontario from Canada Enerco Corp.

Township	Claim Number	Recording Date	Claim Due Date
Buckles	SSM 3009179	October 19, 2004	October 19, 2006
Buckles	SSM 3009180	October 19, 2004	October 19, 2006
Buckles	SSM 3009181	October 19, 2004	October 19, 2006
Buckles	SSM 3009182	October 19, 2004	October 19, 2006
Buckles	SSM 3009183	October 19, 2004	October 19, 2006
Buckles	SSM 3009192	October 19, 2004	October 19, 2006
Buckles	SSM 3015364	October 19, 2004	October 19, 2006
Buckles	SSM 3015365	October 19, 2004	October 19, 2006
Buckles	SSM 3015366	October 19, 2004	October 19, 2006
Buckles	SSM 4201526	November 16, 2004	November 16, 2006

On an annual basis, each of these claims requires an annual rental payment to Government of Ontario in varying amounts, none of which, individually or in the aggregate, are significant.  In the event this payment is not made in any year, we may lose title to each claim for which the rental is not paid.

As consideration for the option, we have paid to Canada Enerco CDN$100,000 and issued 300,000 shares of our common stock.  In order to earn a 50% interest, we must incur exploration expenditures of CDN$850,000 on the property by September 1, 2008 and pay Canada Enerco Corp. an additional CDN$100,000 and 300,000 shares as follows:

On or Before	Exploration and Development Expenditures	Cash	Shares
September 1, 2006	$100,000	Nil	None
February 8, 2007	Nil	$50,000	100,000
September 1, 2007	$250,000	Nil	None
February 8, 2008	Nil	$50,000	100,000
September 1, 2008	$500,000	Nil	None

We will earn a 60% interest if we incur aggregate exploration expenditures of CDN$1,850,000 by September 1, 2009.  We can earn an additional 15% interest if we agree to fund a bankable feasibility study on the Elliott Lake Property.

Elliott Lake Property - Location and Access

The Elliott Lake Property is located in Buckles Township, Ontario.  Access to the Elliott Lake Property is via Provincial Highway 17 and Highway 108 and from there by gravel road.

Elliott Lake Property - History

The Elliott Lake Property covers areas previously held by the Panel Mine, Conecho, and Roche Long Lac (North Rock Explorations).  These three companies drilled 31 holes on the Property, of which 18 were used in determining a historic U3O8 resource.  The resource calculation was prepared in accordance with generally accepted practices used at the time the mines were in production.  The figures are for in place tonnages and pounds of U3O8 with no allowance made for pillars, mining dilution or mill tailings loss.

In a report furnished to our company by Canada Enerco the following historic resources are reported: 1,274,600 tons grading 1.316 pounds of U3O8 per ton in the mine indicated resource category; 5,302,000 tons grading 1.274 pounds of U3O8 per ton in the drill indicated category; and 10,881,600 tons grading 1.135 pounds of U3O8 per ton in the possible category.  Based on these figures the total resource is 17,458,200 tons averaging 1.206 pounds per ton and containing approximately 20,787,200 pounds of U3O8.

The Elliott Lake district has produced a total of 140 million tons at an average grade of 1.8 pounds of U3O8 per ton for a total of more than 250 million pounds of U3O8.

Elliott Lake Property - Geology and Mineralization

The Elliott Lake Property is deemed to be a valid geologic target because of its location within the historic Elliott Lake uranium district, which has produced approximately 320 million pounds of U3O8 throughout its history.  The property is situated on the north limb of the Quirke Lake Syncline and is underlain by an eastern extension of the uranium-bearing Matinenda quartz pebble conglomerates.  This is the favored host rock for the district and was the host of uranium mineralization mined from both the nearby Panel and Can Met Mine properties.

Elliott Lake Property – Proposed Work Program and Budget

An exploration program and budget for the Elliott Lake Property has yet to be developed.  However, we envision that following a full data review we will formulate a drill program to further define the existing resource and bring the historic resource figures into compliance with current disclosure requirements.  The cost of the data review is estimated to be less than $50,000, it will be completed by mid-2006 and it will be paid for out of our working capital.

This data review will be under the supervision of Art Ettlinger, Ph.D., P. Geo., our President and Chief Operating Officer.

Rattlesnake Hills and Lewiston Properties

Pursuant to the terms of an Option Agreement dated October 14, 2004 with Bald Mountain Mining Co., we acquired options to earn up to a 100% interest in each of the Rattlesnake Hills and Lewiston Properties, subject to certain royalties.

We are also required to maintain the Rattlesnake Hills and Lewiston Properties in good standing during the currency of the agreement and to pay the obligations of Bald Mountain Mining Co. to the underlying owner of the Rattlesnake Hills Property.

As consideration for the granting of the options, we paid to Bald Mountain Mining Co. the sum of $50,000 and issued to Bald Mountain Mining Co. 100,000 shares of our common stock.  The option consideration was paid as follows: $35,000 and 50,000 shares on execution of the option agreement and $15,000 and 50,000 shares in April, 2005.

In order to exercise the option to acquire the Rattlesnake Hills Property, we are required to spend a total of $5,000,000 on exploration of the property over five years as follows:

- $150,000 on or before October 14, 2005;

- $350,000 on or before October 14, 2006;

- $500,000 on or before October 14, 2007;

- $1,000,000 on or before October 14, 2008; and

- $3,000,000 on or before October 14, 2009.

We will earn an incremental interest in the Rattlesnake Hills Property of 10% for each $500,000 expended on exploration of the Rattlesnake Hills Property.

In order to exercise the option to acquire the Lewiston Property, we are required to spend a total of $1,000,000 on exploration of the property over four years as follows:

- $100,000 on or before October t 14, 2005;

- $150,000 on or before October 14, 2006;

- $250,000 on or before October 14, 2007; and

- $500,000 on or before October 14, 2008.

We will earn an incremental interest in the Lewiston Property of 10% for each $100,000 expended on exploration of the Lewiston Property.

On December 14, 2005 the option agreement was amended such that all work commitment anniversary dates have been pushed back from October 14 until August 14 of the following year, thus giving us an additional ten months to perform the required work.  As consideration for this amendment, we have paid Bald Mountain Mining Co. $50,000.  In addition, in the event that the business combination between EMC and our company is not completed by June 30, 2006 Bald Mountain Mining Co. may terminate the option agreement.

Pursuant to the mining lease under which Bald Mountain Mining Co. acquired part of the Rattlesnake Hills Property, Bald Mountain Mining Co. is required to pay a 4% Net Smelter Return (NSR) to the owners of the property, with an annual advance royalty payment of $20,000 and to maintain the property in good standing.  We have agreed to assume these obligations during the currency of our agreement with Bald Mountain Mining Co.

Thirty of the unpatented mining claims comprising the Rattlesnake Hills Property are subject to a 4% NSR and 22 of the unpatented mining claims comprised in the Rattlesnake Hills Property are subject to a 3% NSR.  The Lewiston Property is subject to a 3% NSR.

The acquisition of the Rattlesnake Hills Property was based on a review of the results of a number of exploration programs that were carried out in the past, notably those by American Copper and Nickel Company (ACNC) and Newmont Exploration Inc. (Newmont Mining Corporation) by Mr. Thomas Skimming, P.Eng., a member of our board of directors and our former Vice President, Exploration.  The review also included discussions with highly qualified technical people familiar with the property and two on-site visits by Mr. Skimming who concluded that the Rattlesnake Hills Property was one of considerable merit, that it exhibited significant, untested potential for a commercial gold occurrence and as a result, recommended to our management that an agreement to acquire the property be negotiated with Bald Mountain Mining Co.

The acquisition of the Lewiston Property was based on a number of factors including a study of the results of previous work carried out on the property, a thorough review of proprietary and government technical reports on the Lewiston district provided by Bald Mountain Mining Co. but principally on an on-site visit to the property by Mr. Skimming, who concluded that the property was one that exhibited considerable exploration potential for a comparatively high-grade, shear-hosted gold deposit.  We believe that the terms of the acquisition of the Rattlesnake Hills and Lewiston Properties was the result of arm’s length negotiation.

Certain of the Federal claims comprised in the Rattlesnake Hills Property are registered in the name of David R. Miller and/or Lyle D. Fruchey on behalf of Bald Mountain Mining Co. and are described as follows:

Name	Date Recorded BLM	BLM Serial Number	Expiry Date
MG #1-3, 5-6	10/25/2004	WMC247272-74; WMC247276-77	9/1/2006
BIF #8-14, 25-28, 45	10/25/2004	WMC221912-15; 19 WMC221924-30	9/1/2006
GM #83-84	10/25/2004	WMC244849-50	9/1/2006

The remainder of the Federal claims comprising the Rattlesnake Hills Property are registered in the name of Bald Mountain Mining Co. and are described as follows:

Name	Date Recorded BLM	BLM Serial Number	Expiry Date
CP #1-2,5-6, 9-10, 13-14, 16-17	10/25/2004	WMC260419-28	9/1/2006
LM 16-17, 21-22, 26-27, 33-34, 37-39, 41-42,	10/25/2004	WMC260362-39	9/1/2006

On an annual basis, each of these claims requires a rental payment of $135 to the Federal Government, payable by August 31.  In the event this payment is not made in any year, we may lose title to each claim for which the rental is not paid.

The Federal claims comprised in the Lewiston Property are registered in the name of Bald Mountain Mining Co. and are described as follows:

Name	Date Recorded BLM	BLM Serial Number	Expiry Date
W No 1-15, 19, 21-28,30-36	16/07/204	WMC260391-404	9/1/2006
BM 1-13, 13A, 16-54, 56-60	14/07/2004	WMC260296; WMC260353	9/1/2006
W No 37-63	10/25/2004	WMC261134-60	9/1/2006
BMW 1-17	10/25/2004	WMC261117-33	9/1/2006
BM 65-105	10/25/2004	WMC261076-116	9/1/2006

On an annual basis, each of these claims requires a rental payment of $135 to the Federal Government, payable by August 31.  In the event this payment is not made in any year, we may lose title to each claim for which the rental is not paid.

Rattlesnake Hills Property – Location and Access

The Rattlesnake Hills Property is located in Natrona County, approximately 50 air miles west of Casper in the geographic center of the State of Wyoming.  Seasonal access is available from the towns of Riverton or Casper.  From Riverton, access to the property is east along Highway 136 to the end of pavement at the Gas Hills Uranium Mining District, then easterly along an unimproved gravel road for 7 miles to Dry Creek County Road, then southerly for approximately 5 miles to Goat Mountain, which is situated at the southwest end of the property.

Rattlesnake Hills Property - History

The first serious, sustained effort to explore for gold in the Rattlesnake Hills district was in 1982 when W. Dan Hausel et al. of the Wyoming Geological Survey conducted a field investigation to search for disseminated gold mineralization as part of a grant provided by the University of Wyoming’s Mining and Mineral Resource and Research Institute.  Anomalous gold was found associated with a pyritiferous metachert in close proximity to a Tertiary alkalic intrusive dome.  Subsequently, the area was visited and staked by local geologist Dick Fruchey in 1985 who then optioned the property to ACNC.

From 1985 to 1987, a total of 32 reverse circulation holes aggregating 9,825 feet were drilled by ACNC.  Two targets were tested: an Archean Iron Formation and Tertiary trachyte and phonolite intrusive stocks.  Significant gold mineralization in both geological settings was encountered in the ACNC drilling.  One hole intersected 255 feet of 0.024 ounces per ton (opt) gold at Antelope Basin and a hole drilled into a banded, siliceous iron formation, intersected a 10 foot wide zone grading 0.32 opt in gold.

In 1992, Canyon Resources Inc. acquired the property and conducted geological mapping and a limited surface, rock sampling program.  In 1993, Canyon Resources Inc. entered into a joint venture agreement with Newmont Mining Corporation.  From 1993 to 1995 a comprehensive exploration program carried out by Newmont Mining Corporation resulted in the drilling of 15 holes, totalling 10,705 feet, in the North Stock area where significant gold mineralization was encountered.  In one hole, an intersection of 620 feet grading 0.037 opt in gold was encountered.  Significant widths of higher grade gold mineralization were contained within the larger intersection.  In addition, Newmont Mining Corporation identified a large gold geochemical anomaly associated with the South Stock intrusive on the property and constructed a number of drill pads from which to test this anomaly, but never carried out their proposed drill program.  Also, there is no evidence to suggest that Newmont Mining Corporation ever followed up the gold mineralization discovered by ACNC in the Antelope Basin area.  Newmont Mining Corporation terminated the joint venture and returned the property to Canyon Resources Inc. in 1995.  Subsequently, Canyon Resources Inc. dropped the property in 1997 during a period of depressed gold prices.

Rattlesnake Hills Property - Geology and Mineralization

The Rattlesnake Hills Property is underlain largely by a belt of Archean metasedimentary and metavolcanic rocks that have been intruded by a number of Tertiary alkalic plugs and dikes, principally trachyte and phonolite in composition.  The Archean rocks represent a fragment of a partially exposed synformal Archean greenstone belt within the Wyoming Craton which has been subjected to several phases of deformation.  Two distinct episodes of gold mineralization occur on the Rattlesnake Hills Property, namely: a syngenetic stratabound exhalative mineralization (i.e.: banded, siliceous, iron formation) and disseminated epithermal gold associated with the Tertiary dome-like intrusives.  Gold-bearing breccias are closely associated with and often marginal to the Tertiary intrusives.  The geologic setting described here for the Rattlesnake Hills property and the presence of two gold-bearing geologic environments (alkalic intrusive and banded iron formation) make the Rattlesnake Hills property an exceptional exploration target and a justifiable acquisition.

The initial exploration target of ACNC at Rattlesnake Hills was the banded, iron formation and subsequently, the breccia zones associated with the Tertiary alkalic intrusives; whereas, Newmont Mining Corporation’s principal interest was only the structures associated with the Tertiary alkalic intrusives.

Drilling by Newmont Mining Corporation in the vicinity of the North Stock indicated a core of gold mineralization averaging 0.035 opt in a structure that is 900 feet long, 70 to 250 feet wide and open to depth.  This core is surrounded by a halo of lower grade gold mineralization averaging 0.012 to 0.02 opt over an area that is 1,500 long, 280 to 350 feet wide and open at depth.  The higher grade mineralization is characterized by vuggy, carbonate-pyrite veinlets with marginal densely disseminated pyrite.  An increase in grade with depth apparently occurs along the North Stock gold trend.  Relatively higher grade sulphide drill intercepts are common below lower grade oxide trench exposures, suggesting that gold may be leached in the oxide zones.

The results of a geochemical survey carried out by Newmont Mining Corporation suggest that strong potassium alteration is related to higher grade gold mineralization and that gold appears to be depleted in the oxide zone.  These observations are significant in designing further exploration work at the Rattlesnake Hills Property.

Rattlesnake Hills Property – Proposed Work Program and Budget

An exploration budget to assess the significance of the results obtained by ACNC and Newmont Mining Corporation and to further explore the potential of the property has yet to be developed.  However, an initial minimum program involving an expenditure of $500,000 is envisaged.  This amount would provide for (a) an in-depth review and reassessment of the results from all the previous exploration carried out on the property and (b) an initial diamond drill program consisting of about 10,000 feet of drilling.  The budget would include all costs related to geological supervision, logging, assaying and general administrative costs applicable to the Rattlesnake Hills Property.

This work will be under the supervision of Art Ettlinger, Ph.D., P. Geo., our President and Chief Operating Officer.

Lewiston Property – Location and Access

The Lewiston Property is located in Fremont County approximately 30 air miles south-southeast of the town of Lander, immediately north of the Sweetwater River, in the southwest quadrant of the State of Wyoming.  Access to the property from Lander is south on Highway 28 for a distance of 30 miles to the Atlantic City-South Pass cutoff, then an additional 3 miles along a well-maintained gravel road to the settlement of Atlantic City, then a further 15 miles south-southeasterly from Atlantic City largely on an unmaintained gravel road, which partly follows the valley of Strawberry Creek, to the western edge of the Lewiston Property.

Lewiston Property - History

Early mining activities in the district were focused in the Atlantic City, South Pass City and Miners Delight areas but activities were limited in the Lewiston area because of its remoteness from established communities at the time.  The first recorded discovery of gold in the Lewiston area dates back to 1875 when Martin Lewis located placer gold in the gravels of Strawberry Creek.  Subsequently, gold was found at Wilson Bar on the Sweetwater River in 1878. Gold from this placer was traced up Burr Gulch and ultimately led to the discovery of the Burr and Hidden Hand Mines, the first significant deposits found in the Lewiston area around 1890.  One zone in the Burr Mine was reported to be 16 feet wide averaging about 0.50 opt in gold.  Sporadic, rich pockets of ore were mined that were reported to contain 25 to 250 opt in gold.  In the 1930s, mining on the Hidden Hand lode intersected a rich shoot that produced several sacks of specimen-grade ore that has been reported to grade from 75 to 1,650 opt in gold.

A number of other small mines in the area, i.e.: The Goodhope, Mint, Gold Leaf, Wolf et. al. were all reported to have encountered zones of high grade gold mineralization during their operating life.  At the Wolf Mine, a 10 foot wide surface exposure of a shear zone containing abundant quartz stringers and veinlets is reported to have assayed over 1.0 opt gold over the 10 feet.

Most of the mines operated around the turn of the century.  Despite the fact that gold-bearing shear zones were traced for considerable distances, severe winters, primitive and inadequate equipment, limited capital and the remoteness of the area deterred any attempt at serious mine development.  Most of the mine shafts and mine workings in the area are less than 100 feet deep and the vertical extent of the gold mineralization is completely unknown at this time.

There are no records or evidence of any significant drilling having been carried out in the vicinity of existing shafts and old mine workings in the Lewiston area.

Lewiston Property - Geology and Mineralization

The Property is underlain dominantly by an extensive area of Precambrian metagreywackes of the Miners Delight Formation within the South Pass greenstone belt.  The structure, stratigraphy and mineralization of the Lewiston area is similar to Precambrian volcano-sedimentary terranes in Canada, Australia and South Africa which collectively have produced more than one-half of the world’s gold and give ample justification for the acquisition of this property.

Shear zones in chloritized hematitic greywacke of the Miners Delight Formation host essentially all of the historical, bedrock gold mines and known gold occurrences at Lewiston.  The gold bearing shear zones invariably parallel regional foliation in the metagreywackes and were developed near the apex of a regional fold in the metasediments and often, can be traced on surface for many hundreds of feet.  The gold frequently occurs as visible gold in fractures in quartz and in association with pyrite, pyrrhotite and arsenopyrite which oxidize to hematite, limonite and scorodite.  Scheelite has also been identified in some of the gold-bearing shear zones.   Known trace elements or pathfinder elements associated with the gold include tungsten, arsenic, antimony, bismuth, copper and a number of lesser elements.  A thin veneer of eluvial debris and silt covers large portions of the known gold-bearing shears in the Lewiston area.

Although the gold-bearing shear zones have been traced along strike for many hundreds of feet, the downdip dimensions have not been determined.  The depth of most of the mine shafts and old mine workings in the Lewiston area is believed to be around 100 feet (30.5m).  The underground workings and shafts in most of the mines in the district are currently inaccessible due to a combination of caving and flooding.

Lewiston Property – Proposed Work Program and Budget

An exploration program to assess the significance of the known gold-bearing shear zones on the property and to determine the potential to discover others under the pervasive, thin veneer of eluvial debris, has yet to be developed and budgeted; however, an initial minimum program involving an expenditure of $250,000 is envisaged.  This amount would provide for detailed, ground geochemical and geophysical surveys (approximately $40,000), geological mapping (approximately $10,000) and approximately 5,000 feet of core drilling (approximately $200,000) which would include geological supervision, logging, sampling, assaying and general program administrative costs.  These costs would be paid for out of our working capital.  However, we do not plan to undertake any specific exploration activities on the Lewiston Property in the immediate future.

This work will eventually be under the supervision of Art Ettlinger, Ph.D., P. Geo., our President and Chief Operating Officer.

Silver Bow Property

Pursuant to the terms of a Mining Lease and Agreement made on February 21, 2003 between our company and Donald K. Jennings and Renegade Exploration (collectively referred to as the Owners), we acquired the exclusive right to explore and mine ores and minerals of any kind (except oil and gas) on 73 unpatented Federal lode mining claims, located on 1,460 acres, in Nye County, Nevada known as the Silver Bow Property.

The Silver Bow leased properties are described as follows:

Name	Date Recorded	NMC Number	Expiry Date
Bow 1-3, 14, 15, 32, 33, 18 - 23, & 25	March 1, 2002	828189 – 828202	August 31, 2006
Bow 4 - 13, 16, 17, 24, 26 - 73	April 14, 2003	8464429- 846487	August 31, 2006

On an annual basis, each of these claims requires a rental payment of $135 to the Federal Government, payable by August 31.  In the event this payment is not made in any year, we may lose title to each claim for which the rental is not paid.

The lease is subject to a 3% NSR royalty in favor of the Owners.  We have the right to purchase two thirds of the NSR for $1,500,000 and the final third for an additional $2,000,000.  The lease has a term of 15 years, provided that the following advance royalty payments are made to the Owners:

- $10,000 upon signing (paid);

- $15,000 on February 21, 2004 (paid);

- $20,000 on February 21, 2005 (paid);

- $30,000 on February 21, 2006 (paid);

- $40,000 on February 21, 2007;

- $50,000 on February 21, 2008; and

- $50,000 on each February 21 thereafter.

While as at the date hereof we have sufficient funds to pay the advance royalty payments due on February 21, 2006, there is no guarantee that we will have sufficient funds to make such payment when it is due.  In addition, we may not have the funds to make the advance royalty payments due beginning February 21, 2007.  To have the funds available we will either seek advances from our directors or officers, or engage in additional offerings of our stock.  At present, we have made no arrangements to do any of these two methods of fund raising.  In the event that we determine that the Silver Bow Property does not merit further exploration, we will not make any further advance royalty payments.  If we fail to make the advance royalty payments the Mining Lease and Agreement will terminate and we will lose our interest in the Silver Bow Property.

Pursuant to the terms of the Mining Lease and Agreement we have also agreed with the Owners that, in the event that we locate any additional unpatented mining claims within an “Area of Interest” surrounding the Silver Bow Property, such claims will be subject to the Mining Lease and Agreement and, as a result, we will be obligated to pay a 3% NSR royalty referred to above to the Owners in respect of such claims.  In the event that any claims we locate are inside the “Area of Interest” and are subject to a royalty payable to a third party, the 3% NSR royalty payable to the Owners will be reduced on a dollar for dollar basis.  The “Area of Interest” is defined by specific boundaries and encompasses 1,887 hectares located around the Silver Bow Property.

The claims comprising the Silver Bow Property are numbered Bow 1-73 and are registered in the name of Donald K. Jennings.  Maintenance fees on these claims have been paid until September 1, 2006.  As a result of the fact that these claims are not registered in our company’s name, other mining companies could claim interests in the 73 unpatented mining claims or challenge our right to conduct exploration activities on the Silver Bow Property.

Silver Bow Property – Location and Access

The Bow claims are located within the Silverbow Mining District in Nye County, approximately 50 miles east-southeast of the town of Tonopah in south-central Nevada.  More precisely, the claims are situated in sections 26 and 32-36 inclusive, T1N, R49E in the central part of the Kawich Mountain Range.  The Nellis Air Force Bombing Range borders the area to the south.  Access is by paved road east of Tonopah on SR 6 and southeast on the access road to the Nevada Test Site boundary and then approximately 20 miles of poorly maintained single track gravel road.

Silver Bow Property - Climate and Physiography

The Silver Bow Property lies at elevations ranging from 6,500 to 7,600 feet above mean sea level within a moderately rugged terrain.  The climate is classified as high arid desert.  Temperatures vary from 110 degrees Fahrenheit in the summer to 0 degrees Fahrenheit in the winter with an average precipitation of only 3.50 inches per year.

Silver Bow Property - History

The Silver Bow property is located within the Silverbow Mining District where the first discoveries of gold and silver were made in the fall of 1904.  The first shipments of ore were made in 1906 and by the fall of the same year, the area was abandoned.  The area became active again in 1913 and 1920 when small stamp mills were built.

Since the early 1960s there have been at least four programs of exploratory drilling carried out within and adjacent to the property.  A total of 17 diamond core and rotary drill holes were completed by the Browne Group in the gulch west of the Silverbow town site in the 1960s. Amoco Minerals Co. completed 6 rotary drill holes north of the townsite and near the Hillside Mine in 1983-1984.  Later in the 1980s, several rotary holes were drilled by NERCO.  In late 1993 and early 1994, the Phelps Dodge Mining Co. carried out a program of reverse circulation rotary drilling on the ridge west of the Silverbow townsite.  In 1997, Placer Dome Inc. finished the latest round of drilling and concluded that a target meeting their size requirements was unlikely and quitclaimed the property to NevSearch, L.L.C.

Silver Bow Property - Geology and Mineralization

The Bow claims are located within the Silverbow Mining District in Nye County, NV.  Altered volcanic and subvolcanic rocks that straddle the southern margin of the Kawich Range Caldera underlie the claims.  These rocks are host to two, steeply dipping vein systems that contain banded quartz, are locally brecciated and locally contain gold and/or silver mineralization.  In addition to quartz as the primary vein mineral, calcite and adularia are also reported within the veins and wall rock alteration includes silicification, illite-sericite, kaolinite and minor amounts of smectite.  The main ore minerals consist of stephanite, ruby silver, cerargyrite and electrum.

Our justification for acquiring this property is based on its location with a historic mining district in close proximity to a variety of altered volcanic and subvolcanic rocks on the margin of a mineralized volcanic caldera.

Silver Bow Property – Proposed Work Program and Budget

We have not conducted any significant exploration activities on the Silver Bow Property.  There are no known reserves on the Silver Bow Property and any proposed program by our company is exploratory in nature.  There are no current plans to conduct exploration on this property.  Consequently an exploration program and budget to assess the significance of the two quartz-adularia vein systems has yet to be developed.

Lantern Property

On July 31, 2003, we entered into a Mining Lease with Newmont Mining Corporation for patented fee land totalling 1,123 acres, and also received a quit claim deed for 340 acres consisting of 17 unpatented Federal mining claims.  On August 10, 2005 we agreed with Newmont Mining Corporation to amend the terms of the mining lease by postponing certain exploration expenditure requirements to November 30, 2005.  The property is known as the Lantern Property.  Platoro West Incorporated, a corporation controlled by William Sheriff, one of our directors, is also a party to the Mining Lease.  Specifically excluded from the agreement are 22 unpatented mining claims under lease to Romios Gold Resources, Inc. a Canadian corporation.

Platoro West Incorporated began negotiating with Newmont Mining Corporation in 2002 to acquire the Lantern Property and made certain maintenance fee payments in respect of the claims comprising the Lantern Property in contemplation of a definitive agreement being reached with Newmont Mining Corporation.  In 2003, as part of these negotiations, Platoro West Incorporated proposed to Newmont Mining Corporation that Platoro West Incorporated would lease the Lantern Property from Newmont Mining Corporation and, in turn, sublease the Lantern property to our company.  Newmont Mining Corporation requested instead that both Platoro West Incorporated and our company be party to the mining lease agreement.  We agreed with Platoro West Incorporated that we would reimburse Platoro West Incorporated for all out-of-pocket costs incurred by Platoro West Incorporated in respect of maintaining the Lantern Property prior to the date of the Mining Lease and that, in the event that we do not elect to conduct exploration work on the Lantern Property, we will transfer the Lantern Property to Platoro West Incorporated, subject to the terms of the Mining Lease.  We are of the view that this arrangement was determined through arm’s length negotiation and does not give rise to a conflict of interest with William Sheriff (a current director of our company) or Platoro West Incorporated.

The 17 unpatented Federal mining claims deeded to our company as part of the Lantern Property are as follows:

Name	NMC Number	Expiry Date
Petal 1-8	772574-772581	August 31, 2006
Petal 29-36	772602-772609	August 31, 2006
Petal 38	772611	August 31, 2006

On an annual basis, each of these claims requires a rental payment of $135 to the Federal Government, payable by August 31.  In the event this payment is not made in any year, we may lose title to each claim for which the rental is not paid.

The State leased portions of the Lantern Property are 29-OSP-0001(NLRC 182054) and 29-OSP-0006(182092).

Under the lease agreement as amended, we are required to spend the following amounts on exploration and assessment work:

- $62,500 during the period ended November 30, 2005 (which funds have been expended);

- $50,000 during the 12 month period ended July 31, 2007;

- $50,000 during the 12 month period ended July 31, 2008;

- $50,000 during the 12 month period ended July 31, 2009;

- $50,000 during the 12 month period ended July 31, 2010;

- $50,000 during the 12 month period ended July 31, 2011;

- $50,000 during the 12 month period ended July 31, 2012; and

- $100,000 during the 12 month period ended July 31, 2013 and each July 31 thereafter as long as the agreement is in effect.

The lease is subject to a maximum 4 % NSR royalty in favor of Newmont Mining Corporation.  Newmont Mining Corporation also retained a preferential ore processing right.  Prior to commencing production, we are required to complete a feasibility study.

While as at the date hereof we have sufficient funds to pay the initial exploration and assessment work due by January 31, 2007, there is no guarantee that we will have sufficient funds to make such payment when due.  In the event that we do not have adequate funds available we will either seek advances from our directors or officers, or engage in additional offerings of our stock.  At present, we have made no arrangements to do any of these two methods of fund raising.  In the event that we determine that the Lantern Property does not merit further exploration, we will not make any further exploration expenditures.  If we fail to make the exploration expenditures the mining lease will terminate and we will lose our interest in the Lantern Property.

We are also responsible for all taxes and federal maintenance fees for the property.  Prior to completion of a feasibility study, and upon payment to our company of 50% of the exploration expenditures made by us to that date, Newmont Mining Corporation has the right to require our company to enter into a joint venture agreement, with Newmont Mining Corporation having a 51% interest and our company a 49% interest.  Newmont Mining Corporation will also be required to pay all expenditures by the joint venture up to an amount equal to 200% of the exploration expenditures made by our company to that date.  Newmont Mining Corporation may also require us to enter into the joint venture agreement within 90 days of the delivery of the completion of a feasibility study by paying to our company 100% of the exploration expenditures made by us to that date, in which case Newmont Mining Corporation will also be required to pay all expenditures by the joint venture up to an amount equal to 300% of the exploration expenditures made by our company to that date.  We can terminate the Agreement at any time after spending $100,000 on exploration and assessment work.

There are no known reserves on the Lantern Property and any work programs by our company are exploratory in nature.

Acquisition of our interests in the Lantern Property was based on the professional judgment and evaluation of two exploration geologists, Thomas Skimming and William Utterback.  Mr. Skimming is and Mr. Utterback was, a member of our board of directors, with extensive exploration experience in the State of Nevada.  Messrs. Skimming and Utterback have no interest in the Lantern Property.

Lantern Property – Location and Access

The Lantern Property is located in Pershing County, Nevada, about 62 miles from Winnemucca, Nevada.  Access to the property is from the town of Lovelock located on Interstate Highway No. 80 over Nevada State Route 399 for 15 miles and then an additional 35 miles to the north over unimproved gravel roads.

Lantern Property - Climate and Physiography

The Lantern Property is situated near the southwestern end of the Antelope Range within a cluster of low hills ranging between 4,800 and 5,200 feet elevation.  Vegetation consists essentially of sparse amounts of sage brush and patches of native grasses.

The climate is high arid desert with light snow falls during the winter months that usually melt before March and rarely accumulates to depths that would inhibit travel.  The area is dry throughout most of the year.

Lantern Property - History

Since 1980, several companies, principally Santa Fe Pacific Gold Corporation and Newmont Mining Corporation have conducted comprehensive exploration programs within portions of the boundaries of the existing Lantern Property.  This work, consisting largely of geological mapping, soil and rock geochemical surveys, various geophysical surveys and extensive drilling, identified a low-grade resource.  Higher grade intercepts of gold mineralization were encountered in banded, epithermal quartz veins during the drilling but were never evaluated with deeper, systematic drilling.  The earlier exploration programs focused on the potential for a low-grade, bulk tonnage-type of gold deposit on the property but did not address the potential of a deeper, high-grade, bonanza-type of gold mineralization.

Lantern Property – Geology and Mineralization

The Lantern Project is located approximately 10 miles south of the formerly producing Hycroft gold mine and about 2 miles south of the closed LAC Rosebud gold mine.  The Hycroft mine produced approximately 1.1 million ounces of gold while Rosebud produced approximately 375,000 ounces of gold.  The Hycroft and Rosebud mineralization is controlled by northerly trending fault zones at contacts between Tertiary volcanics and younger lake sediments, a setting very similar to the Lantern property.  This similar setting at Lantern gave our company the justification needed to acquire this property.

The property geology consists of Mesozoic phyllite in fault contact with Tertiary lake sediments, with phyllite clasts, accumulated in a fault bounded localized basin.  Tertiary volcanics are common in the immediate target areas.  Alteration is abundant and includes sericitization, argillization, and silicification and is primarily focused in zones of deep seated fault zones.  Several zones of highly anomalous gold have been identified and many have been drill tested.  The Lantern area was explored in the 1980's and early 1990's by several mining and exploration companies including Homestake, Corona, and Santa Fe.  At least 90 drill holes have been completed and range from 60 to 600 feet deep.

Lantern Property – Results of Exploration Activities

In October 2005, Zonge Geosciences Inc. of Reno, NV completed gradient array and dipole-dipole IP/resistivity geophysical surveys at a cost of $20,000.  The target of the surveys was a generally flat, alluvium covered area containing several large banded quartz vein boulders with gold mineralization, which are characteristic of the upper levels of epithermal gold systems.  The gradient array survey identified a significant resistivity anomaly in the survey area and subsequent dipole-dipole IP lines confirmed the resistivity feature.  As a result of this work, we commenced a reverse circulation drilling program, at a cost of $65,000, to test the resistivity anomaly in the vicinity of the mineralized boulders and a second area along the southern flanks of SP Ridge, the focus of historic exploration on the property.

Highlights of this recent drill program are tabulated below.

Footage	Interval, feet(1)	Silver, ppm	Silver, oz/ton
Hole L-4
180-200	20	140	4.09
Including:
180-185	5	254	7.42
185-190	5	101	2.95
190-195	5	35.1	1.02
195-200	5	170	4.96
Hole L-5
85-110	25	168	4.91
including:
100-105	5	631	18.43
185-205	20	1289	37.63
including:
185-190	5	229	6.69
190-195	5	4700[2]	137.24
195-200	5	99	2.89
200-205	5	127	3.71
220-255	35	170	4.96
Including
240-245	5	512	14.95
245-250	5	491	14.34
[1]True thickness unknown [2]determined by fire assay and gravimetric finish

Three samples yielding high silver assays were selected from drill hole L-5 to be rerun for analysis by also screening the pulverized sample for metallic silver.  The results for the metallic screening indicate no significant differences for those samples using metallic screening in combination with sample pulverizing versus just sample pulverizing.

Three reverse circulation drill holes (L-1 through L-3) totalling 1,190 feet (363 m) were completed to test the geophysical anomaly near the gold boulders area; however only gravels and weakly oxidized, but otherwise generally unaltered, lake sediments were intersected and due to budgetary constraints, the drill was moved to the SP Ridge area.

SP Ridge

Drill holes L-4 through L-7 tested the mineralized Auld Lang Syne (ALS) bedrock at the south end of SP Ridge near the vertical Santa Fe drill hole DPL-18 (45 feet @ 0.017 oz/t Au) Holes L-4 (-50o), L-5 (-64o), and L-7 (-50o) were drilled at an azimuth of 270o along the same section as DPL-18 crossing the southern part of a zone of sub parallel, epithermal veins and veinlets that crop out to the north on the summit and east slope of SP Ridge.  This zone strikes at approximately 345o, dips at a high angle, and remains open in all directions.  Its minimum dimensions, based on historic and recent drilling, is approximately 760 m along strike and 300 m perpendicular to strike.  Holes L-4 and L-5 crossed the zone and bottomed within it near the lower part of DPL-18.

L-4 intersected two significant zones of mineralization.  The first from approximately 180 to 200 feet and yielding 20 feet grading 140 gm/t Ag (4.1 oz/t), and the second, from approximately 580 feet to the bottom of the hole at 592 feet also assayed 140 gm/t Ag (4.1 oz/t) from 585-592 feet.

The upper zone intersected in L-4 was again intersected deeper in drill hole L-5 from approximately 475-510 feet and although silver values were generally low in this interval, gold assayed 20 feet @ 1.29 gm/t (0.04 oz/t) from 490-510 feet.  Additional mineralization was intersected from 85-110 feet grading 168 gm/t Ag (4.91 oz/t); 185-205 feet grading 1289 gm/t Ag (37.63 oz/t) including 5 feet @ 4700 gm/t Ag (137.24 oz/t); and from 220-255 feet grading 170 gm/t Ag (4.96 oz/t).

In addition to the above, both holes L-4 and L-5 returned near surface zones of anomalous gold mineralization.

L-7, drilled at -50o, crossed through DPL-18 within 50 feet of the surface, and then crossed the hanging wall of the mineralized zone at approximately 460 feet depth.  Trace amounts of epithermal veinlet material were scattered throughout the drill hole however the maximum silver value encountered assayed 48.1 gm/t (1.40 oz/t) while gold values were less than 0.52 gm/t (0.02 oz/t).

Individual mineralized structures in this zone range from a few millimeters to 1.5 meters in thickness as seen in these drill holes and in outcrop and the east slope of SP Ridge.  Vein textures are strikingly similar to those of the Scossa veins 1 km to the east.  The SP Ridge and Scossa veins have NNW strikes and steep west dips.

L-6 was drilled at an azimuth of 285o and an inclination of -50o to test an earlier idea that primary gold and silver mineralization was hosted within an east-northeast fault zone.  L-6 however intersected a post-mineralization rubble zone with only modestly elevated gold (0.1 to 0.7 ppm) and silver values (10 to 40 ppm) in the upper oxidized and lower bleached zones of the fault.

Quality Assurance/Quality Control

Rock chips for geochemical analysis were collected at the drill site and shipped to the ALS Chemex laboratory facilities in Winnemucca, NV under the direct supervision of the project geologist.  Silver was analyzed by aqua regia digestion and atomic absorption spectrometry (AAS) with a detection range of 0.2-1,500 ppm Ag.  Samples containing more than 1,500 ppm Ag were reanalyzed by fire assay with a gravimetric finish whereas samples with >10 ounces per ton Ag were also screened for metallic silver.  Gold was analyzed by fire assay with an AAS finish having a detection limit of 0.005-10 ppm.  All samples yielding >500 ppb Au or >100 ppm Ag were sent to American Assay Laboratories of Reno, NV for check assaying.  The results of the metallic screening and check assays are considered to be acceptable to our company.

Lantern Property – Proposed Work Program and Budget

We are currently evaluating the results of our recently completed drilling program at Lantern.  Upon completion of this review, we may recommend further work for this property.

Quartz Mountain Property

Pursuant to the terms of an Option Agreement made as of October 15, 2003 with Seabridge Gold Corporation (a wholly-owned subsidiary of Seabridge Gold Inc.), we acquired an exclusive option to earn a 50% interest in 67 unpatented mining claims located in Lake County, Oregon known as the Quartz Mountain Property, subject to certain exclusions.  Our rights pursuant to the option agreement specifically exclude a reported 2.7 million ounce low-grade gold resource, discussed below.  Our exploration program is focused on other reported grades of mineralization.

Pursuant to the terms of the option agreement, in order to maintain our option and earn the 50% interest we must:

- incur cumulative exploration expenditures of $1,500,000 on or before October 15, 2008 as follows:

- by October 15, 2004, $100,000 (which exploration expenditures have been incurred),

- by October 15, 2005, $250,000 (which exploration expenditures have been incurred),

- by October 15, 2006, $500,000 (which exploration expenditures have been incurred), and

- by October 15, 2008, $1,500,000;

- issue to Seabridge Gold Corporation 250,000 shares of our common stock as follows:

- 50,000 shares on execution of the option agreement (which shares have been issued), and

- 200,000 shares with 30 days of satisfying the expenditure obligations described above.

If those conditions are satisfied, we will be deemed to have exercised the option and earned our 50% interest in the Quartz Mountain Property, at which time we will be deemed to have entered into a Joint Venture Agreement with Seabridge Gold Inc.

We may also increase our interest in the Quartz Mountain Property from 50% to 62.5% by (i) funding 100% of a feasibility study on the Quartz Mountain Property within three years; and (ii) issuing 250,000 shares at the completion of the feasibility study.

We are required to make the first $100,000 of expenditures (which expenditures have been made) and to pay all fees required to keep the Quartz Mountain Property in good standing.  Once we have made the first $100,000 of expenditures we may terminate the option agreement on 60 days written notice to Seabridge Gold Corporation.

We have also agreed with Seabridge Gold Inc. that, if the parties to the option agreement acquire any additional mineral properties within two miles of the outer boundaries of the Quartz Mountain Property, such properties will immediately be subject to the option agreement.

The option agreement is subject to two Royalty Agreements, the first of which is between Seabridge Gold Inc. and William M. Sheriff, one of our directors (the Sheriff Royalty) pursuant to a Royalty Agreement dated December 18, 2001, and the second of which is between Seabridge Gold Corporation and Quartz Mountain Resources Ltd. (the QMR Royalty) pursuant to an Asset Purchase and Sale and Royalty Agreement dated December 17, 2001.  Pursuant to the Sheriff Royalty, Mr. Sheriff is entitled to a 0.5% NSR royalty from all ore mined on the Quartz Mountain Property, and pursuant to the QMR Royalty, Quartz Mountain Resources Ltd. is entitled to a 1% NSR royalty from all ore mined on the Quartz Mountain Property.  We are of the view that the arrangement with Seabridge Gold Inc. was determined through arm’s length negotiation.

The Federal claims are registered in the name of Seabridge Gold Inc. and are described as follows:

Name	Date Recorded	NMC Number	Expiry Date
4 Squares 1-8, amended	March 29, 1962	22755-22762	August 31, 2006
Angel 7-8	October 5, 1956	22763-22764	August 31, 2006
FH 5-12, 21, 23-27, 29-35, 64-65, amended	September 1, 1983	45146-45153, 45162, 45164-45168, 45170-45176, 45205, 45206	August 31, 2006
FH 14, 22, 28, 36, 66, amended	August 16, 1984	45155, 45163, 45169, 45177, 45207	August 31, 2006
NQTZ 108, 110, 143-148	February 1, 1985	81602, 81603, 81627-81632	August 31, 2006
NQTZ 191, 193	February 3, 1985	81659, 81661	August 31, 2006
QTZ 31, 32, 34, 41	June 18, 1983	63755, 63756, 63758, 63765	August 31, 2006
QTZ 43, 67-70, 77, 79	June 19, 1983	63767, 63791-63794, 63801, 63803	August 31, 2006
TRA 1-8	September 1, 1983	66682-66689	August 31, 2006

On an annual basis, each of these claims requires a rental payment of $135 to the Federal Government, payable by August 31.  In the event this payment is not made in any year, we may lose title to each claim for which the rental is not paid.

The acquisition of the Quartz Mountain Property was based on a review of the results of a number of exploration programs that were carried out in the past and on the professional judgment and evaluation of two exploration geologists, Thomas Skimming and George Cole.  Mr. Skimming is, and Mr. Cole was, members of our board of directors with extensive exploration experience in the State of Oregon.  Messrs. Skimming and Cole have no interest in the Quartz Mountain Property.

There are no known reserves on the Quartz Mountain Property.  Our drilling program is exploratory in nature.

Quartz Mountain Property – Location and Access

The Quartz Mountain Property is located in the Fremont National Forest in south-central Oregon approximately 30 miles west-northwest of the town of Lakeview on Oregon State Highway 140.

The Property consists of three distinct mineralized areas, known as the Angel's Camp, Crone Hill and Quartz Butte.  Access to the Quartz Mountain Property from Highway 140 is via several secondary paved and gravel service access roads to the Fremont National Forest that are maintained by the United States Forest Service.

Quartz Mountain – Climate and Physiography

The Quartz Mountain Property is situated at an elevation of around 6,000 feet above mean sea level in the Basin and Range Province that extends from Nevada into southern Oregon.  The annual precipitation in this region averages 20 inches, most of which falls as snow between the months of October and April.  Vegetation is characterized by an open, park-like, pine forest with sparse underbrush that consists of low profile shrubs and patches of native grasses.

Quartz Mountain – History

From 1982 to 1996, comprehensive exploration programs were carried out at different time periods by The Anaconda Company, Wavecrest Resources Ltd., Galactic Resources Ltd., Pegasus Gold Corporation and Newmont Mining Corporation Exploration Ltd. within the boundaries of the existing Quartz Mountain Property.  These programs, which consisted essentially of geological mapping, soil and rock geochemistry, various geophysical surveys and extensive reverse-circulation and core drilling identified a low-grade gold resource.  Higher grade intercepts of gold mineralization were encountered in silica flooded sulphide breccias, multiple quartz veinlets and banded, epithermal quartz veins during the drilling but, excluding a small drill program that was carried out by Quartz Mountain Gold Corporation (a joint venture between Wavecrest Resources Ltd and Galactic Resources Ltd) during the fall of 1988, these high grade gold intercepts were never evaluated with deeper, systematic drilling.  Earlier exploration programs focused on the potential for a low-grade, bulk tonnage-type of gold deposit.

Little to no work has been performed on the Quartz Mountain Property from 1996 to the commencement of our exploration program.

Quartz Mountain – Results of Exploration Activities to Date

We completed the first phase of an exploratory diamond drill and sampling program on the Quartz Mountain Property in 2004.  Previous exploration work concentrated on low-grade gold mineralization amenable to open pit mining with little or no attention given to the high-grade, feeder structures commonly associated with large epithermal gold systems.  These high-grade, feeder structures at the Quartz Mountain Property were the principal focus of our drill program.

A total of 18 HQ diameter diamond drill holes with an aggregate length of 14,069 feet were drilled.  All drill holes were surveyed by digital camera approximately every 100 feet of advance by Company staff.  Routinely, diamond drill core was photographed, logged, halved lengthwise with a diamond saw and sampled.  Samples were submitted to ALS Chemex Labs in Reno, Nevada where they were analyzed for gold and silver using the Au -AA26 fire assay and AAS method with 50 g nominal sample weight (assay range 0.010 - 100,000 ppm).  Samples were also analyzed for trace elements using ME -ICP41, 34 element aqua regia acid digestion and ICP -AES.  Sample preparation and gold & silver analyses were carried out in the ALS Chemex Laboratory in Reno, Nevada.  All other analyses were performed by ALS Chemex 's Laboratory in Vancouver, British Columbia.

Quartz Mountain Claim - Angel's Camp

A total of 9 holes totalling 5,903 feet in length were drilled in the Angel's Camp area.  In all, 171 samples were selected from the drill core for analysis.

Drill hole AC-1 intersected 105 feet of gold mineralization (from the collar of the hole to 105.0 feet) within an iron-stained heterolithic tuff which averaged 0.037 opt in gold.  Within this section, two zones of higher grade mineralization associated with an area of pervasive, banded epithermal veins within the tuffs, assayed 0.123 opt over a 10.0 feet interval (from 40.0 to 50.0 feet) and 0.066 opt over a further 10 foot interval (from 60.0 to 70.0 feet) respectively.  The latter zone contained an average of 0.65 opt in Ag over the same interval.

Drill hole AC-2 was drilled to a depth of 570 feet through a sequence of rhyolitic tuff and basalt with no evidence of any epithermal activity.  None of the core from this hole was assayed.

Drill hole AC-3 intersected 100 feet of gold mineralization (from 190.0 to 290.0 feet) within the same iron-stained tuff encountered in hole AC-1, and averaged 0.042 opt in gold.  Within this section, a zone of banded epithermal veins from 222.5 to 233.5 feet (11.0 feet) averaged 0.20 opt in Au and 0.39 opt in Ag.

Drill holes AC-4, AC-5, AC-7 and AC-9 encountered only low levels of gold mineralization within a basaltic unit containing weak epithermal vein and stockwork development.  One narrow section from 383.2 to 386.8 feet (3.6 feet) in hole AC-4 assayed 0.114 opt Au.

Drill hole AC-10 intersected 60 feet of gold mineralization (from 155.0 to 215.0 feet) within a rhyolitic lithic tuff which has a weighted average grade of 0.179 opt in gold.  The mineralized zone is associated with a high incidence of banded epithermal veins and epithermal breccias within the lithic tuff.  Within the envelope of lower grade gold mineralization, a 5.5 foot thick (from 191.5 to 197.0) sooty, clay-rich fault zone containing 50% fragments of banded, epithermal vein material assayed 1.735 opt Au and > 100 ppm Ag which disproportionately influenced the weighted average grade for the wider intersection of gold mineralization in the hole.

Drill hole AC-11 intersected 90 feet of gold mineralization (from 225.0 to 315.0) across a contact between a rhyolitic lithic tuff and a vesicular basalt which averaged 0.073 opt in gold with subordinate amounts of silver.  Within this broader area, a 14.0 foot zone (from 255.0 to 269.0 feet) of banded, epithermal veins associated with adularia, averaged 0.293 opt Au and 0.336 opt Ag over the entire 14.0 feet width.

Quartz Mountain Claim - Crone Hill

Three holes (QM-727, QM-731 and QM-733) totalling 2,377.5 feet in length were drilled in the Crone Hill area.  In all, 337 samples were selected from the drill core for chemical analyses: 68 samples from hole QM-727; 173 samples from hole QM-731 and 96 samples from hole QM-733.

Drill hole QM-727 intersected a continuous section of gold mineralization from 195.0 to 430.0 feet (235.0 feet) in the hole within a heterolithic tuff and tuff breccia which contained a weighted average of 0.028 opt Au.  Within this section, from 362.2 to 370.0 (7.8 feet) at a contact between the tuffs and a vesicular basalt, a zone of banded epithermal veins assayed 0.11 opt Au and 0.32 opt Ag.  Also included in the wider section from 395.0 to 410.0 (15.0 feet) a bleached, brecciated zone averaged 0.10 opt Au with marginal values in Ag.

Drill hole QM-731 intersected several zones of gold mineralization within a heterolithic tuff and a basalt which have been liberally intruded by a network of narrow banded, epithermal veins, breccias and sulphide veinlets.  From 275.0 to 315.0 (40.0 feet) a mineralized zone averaged 0.022 opt Au; from 363.5 to 410.0 (46.5 feet), a similar zone averaged 0.056 opt Au and from 429.0 to 480.0 (51.0 feet) a section containing an average of 0.032 opt Au was encountered.  Within the section from 363.5 to 410.0, a higher grade zone from 368.5 to 383.0 (14.5 feet) averaged 0.105 opt Au.  Only low levels of Ag are associated with these gold-bearing sections.

Drill hole QM-733 encountered a wide zone of gold mineralization from the collar of the hole to 220.0 feet (220.0 feet) within a limonitic, heterolithic tuff and a basalt.  This zone averaged 0.05 opt Au with consistent low levels of Ag.  Within this zone, a network of narrow, banded epithermal veins from 88.5 to 104.4 (15.9 feet) assayed 0.10 opt in gold.

Also within the wider zone, a 5.5 feet section (119.0 to 124.5) of epithermal veins at the tuff/basalt contact assayed 0.522 opt Au.  An area of pervasive banded, epithermal veins was intersected in hole QM-733 from 150.0 to 170.5 (20.5 feet) which averaged 0.16 opt Au.

Quartz Mountain Claim - Quartz Butte

Six holes (QM-725, QM-726, QM-728, QM-729, QM-730 and QM-732) totalling 5,789 feet in length were drilled in the Quartz Butte area.  In all, 157 samples were selected from the drill core for chemical analyses: 13 samples from hole QM-725; 50 samples from hole QM-726; 38 samples from QM-728; 1 sample from QM-729; 34 samples from QM-730 and 21 samples from hole QM-732.  Drill Hole QM-725 encountered 32 feet of 0.050 opt Au.  Drill hole QM-728 encountered 10 feet of 0.050 opt Au and an additional 5 feet of 0.055 opt Au.  Drill Hole QM-732 encountered 80 feet of 0.040 opt Au.  Drill Holes QM-726, QM-729, QM-730 encountered very low gold values.

Quartz Mountain - Geology and Mineralization

The Quartz Mountain Property contains volcanic-hosted, epithermal gold mineralization within the Basin and Range geologic province of Nevada and Oregon.  Gold mineralization occurs within Late Miocene, rhyolite porphyry domes and within adjacent basaltic flows, tuffs and volcaniclastic country rocks.  Disseminated, micron-size, native gold mineralization at Quartz Mountain accompanies pervasive silica flooding and quartz veining and is associated with pyrite, marcasite, and stibnite or their oxidized equivalents.  The property’s location within the Basin and Range province, the presence of rhyolite domes mineralized with gold and abundant silica flooding gave our company the justification for acquiring this property.

Previous work concentrated on gold mineralization amenable to open pit mining with little or no attention given to the high grade feeder structures.  Several known feeder veins exhibit quartz textures indicative of high level, low temperature mineralization suggesting significant down-dip potential for bonanza mineralization.  These textures include angel wing quartz after calcite, and massive porcelainous and banded chalcedony.  These feeder veins have been intersected in previous drilling with intercepts of more than 1.0 ounce per ton (opt) gold not uncommon.  These high grade veins are known to occur within and adjacent to the Crone Hill and Quartz Butte Resource areas as well as in the little explored Angel Camp area.

Quartz Mountain – Proposed Work Program and Budget

To date we have expended approximately $975,000 on exploration of the Quartz Mountain Property.  Reclamation of all areas disturbed during our 2004 work program have been reclaimed and are ready to be reseeded at the appropriate time.  As a result of this work we have satisfied our work commitments through October 15, 2006.  Consequently we do not plan any exploration of the property during 2006.  In the event that we determine the Quartz Mountain Property does not merit further exploration, we will not make any further exploration expenditures.  If we fail to make the exploration expenditures, the option agreement will terminate and we will lose our interest in the Quartz Mountain Property.

This review will be under the supervision of Art Ettlinger, Ph.D., P. Geo., our President and Chief Operating Officer.

Millers Property

In January 2004 we entered into a Mining Lease and Agreement with Pacific Intermountain Gold Corporation pursuant to which we leased 21 unpatented Federal lode claims located in Esmeralda County, Nevada known as the “Millers Property”.  William Sheriff, one of our directors, holds a minority (10%) interest in Pacific Intermountain Gold Corporation.  Under the Mining Lease and Agreement we paid an advance royalty of $5,000 and was required to complete a $20,000 work commitment by January 23, 2005.  In order to maintain the lease we are required to make the following additional advance royalty payments and exploration expenditures:

Date	Advance Royalty Payment	Exploration Expenditure
January 23, 2004 (paid)	$5,000	$Nil
January 23, 2005 (paid)	7,500	$Nil
January 23, 2006	10,000	$55,000
January 23, 2007	15,000	$50,000
January 23, 2008	30,000	$70,000
January 23, 2009 and every January 23 thereafter	$50,000	$100,000, until commencement of commercial production

We have agreed with Pacific Intermountain Gold Corporation to carry forward its advance royalty payments and work commitments.

Pursuant to the Mining Lease and Agreement the Millers Property is subject to a sliding scale NSR royalty ranging from 2% for gold prices under $300.00/oz to 5% for gold prices in excess of $500.00/oz.  Advance royalty payments are credited against the sliding scale NSR royalty.  We are of the view that the arrangement with Pacific Intermountain Gold Corporation was determined through arm’s length negotiation.

While currently we have sufficient funds to make the advance royalty payments and exploration expenditures due through January 23, 2007, there is no guarantee that we will have sufficient funds to make future advance royalty payments and exploration expenditures when due.  In the event that we do not have the funds available, we will either seek advances from our directors or officers, or engage in additional offerings of our stock.  At present, we have no arrangements to do any of these two methods of fund raising.  In the event that we determine the Millers Property does not merit further exploration, we will not make any further advance royalty payments or exploration expenditures.  If we fail to make the advance royalty payments or exploration expenditures, the Mining Lease and Agreement will terminate and we will lose our interest in the Millers Property.

The Federal claims comprised in the Millers Property are registered in the name of Pacific Intermountain Gold Corporation and are described as follows:

Name	Date Recorded	BLM Serial Number	Expiry Date
AS-1 – AS-21	December 30, 2002	839526-839546	August 31, 2004

On an annual basis, each of these claims requires a rental payment of $135 to the Federal Government, payable by August 31.  In the event this payment is not made in any year, we may lose title to each claim for which the rental is not paid.

Pursuant to the terms of the Mining Lease and Agreement we also agreed with Pacific Intermountain Gold Corporation that, in the event that we locate any additional unpatented mining claims within an “Area of Interest” surrounding the Millers Property, such claims will be subject to the Mining Lease and Agreement.  The “Area of Interest” extends 5,280 feet from the exterior perimeter of the Millers Property.

The acquisition of the Millers Property was based partly on a review of the results of previous work carried out on the property, but mainly on an on-site visit to the property by Thomas Skimming, William Utterback, George Cole, Kathy Tureck, our former Exploration Manager and Dave Rowe, a geological consultant of our company, all of whom, collectively, concluded that the property was one that exhibited considerable exploration potential for high-grade, bonanza-type gold mineralization at depth and as a result, recommended to our management that an option to acquire the property be negotiated with the property owners.  All of the preceding persons are qualified geologists with considerable exploration experience both in the state of Nevada and worldwide.

Millers Property – Location and Access

The Millers Property is located in Esmeralda County in the southwestern portion of the State of Nevada, approximately 13 miles in a straight line, west of the town of Tonopah located at the intersection of U.S. Routes 6 and 95.

Access to the property is from the town of Tonopah, west on U.S. Route 6 for a distance of 12 miles and then an additional 8.5 miles in a south-southwesterly direction over a dirt road, suitable only for a 4-wheel drive vehicle.

Millers Property - Climate, Local Resources and Physiography

The property is located on the eastern flank of Lone Mountain in the Weepah Hills at an elevation of approximately 6,500 feet.  Vegetation consists of a variety of low profile shrubs including creosote, sage brush and a sparse distribution of grasses.  The climate is classified as high arid desert which features light snow falls during the winter months that usually melt before March and is characterized by hot, dry summers.

Millers Property – Geology and History

A number of small prospects dating back to the late 1800s are found throughout the area.  Dickenson-Nevada held the property in the late 1980s and conducted extensive soil sampling that identified a rather large anomalous area in excess of one mile in length.  Six holes totalling 2,470 feet (753 m) were drilled ranging from 355 feet (108 m) to 505 feet (154 m) in depth.  This drilling targeted mineralization in the hanging wall of the veins and as a result, only two of the holes intersected vein material.  Drill hole MS-1 intersected the quartz veining at about 115 feet with a high assay of 0.03 opt; whereas drill hole MS-2 hit a 40-foot thick zone of chalcedonic veining at 160-200 feet, which ran 0.01 opt.

Our interest in the property centers on a large chalcedonic, pyrite-bearing vein that has been traced along surface for more than a mile.  This vein ranges from 5 to more than 30 feet (9.1 m) in width and displays classic high level, low temperature quartz textures.  Calcite veining accompanies the chalcedony locally and in select vein segments is dominant.  The main vein is the largest of at least 5 parallel to sub-parallel veins occurring in a broad vein zone measuring up to 400 feet (122 m) in width.  The veins cut a number of rock types including a Jurassic granite and sediments and metasediments of Cambrian age intruded by and partially covered by a variety of Tertiary rhyolitic intrusives and volcanics.

In an October 2004 sampling program performed by our company, of 56 grab samples collected to characterize the mineralization, the assays ranged from <0.005-4.65 ppm gold and averaged 0.30 ppm from quartz-carbonate vein material exposed on the southern portion of the claims.  Fluid inclusion work commissioned by our company on three vein samples resulted in confirmation of the boiling process at a maximum depth of 180 m below the paleo water table.  This compares favorably with field observations of vein texture and suggests a boiling zone could be present at depths of from 300 (92 m) - 700 feet (213 m) below the surface.  The boiling zone would be the preferred target for bonanza style mineralization.

This preliminary fieldwork by our personnel noted that contrary to earlier descriptions of the Millers vein, the vast majority of strike measurements varied considerably from N-S.  Instead, a preliminary interpretation is the presence of multiple high-level, en-echelon epithermal veins, which individually strike from NNE-SSW to NE-SW but collectively trend along a single structural corridor that strikes N-S.  The existence of multiple veins, the length of the vein zone being well in excess of 5000 feet along strike, the evidence of multiple phase Tertiary igneous activity, the lack of sustained modern exploration, along with the untested pediment potential are all positive indicators suggesting the Millers property offers excellent potential for the discovery of bonanza style epithermal gold mineralization at depth.  The regional setting of Millers with respect to the Walker Lane structure, the nearby Castle-Black Rock deposit, and the Midway-Tonopah area further increase the attractiveness of this project.

The presence and continuity of the chalcedonic vein, anomalous gold assays encountered at the surface, and the applicability of a geologic model calling for a Bonanza zone associated with boiling at depth were sufficient justification for our company to acquire this property.

Millers Property – Proposed Work Program and Budget

An exploratory reverse circulation drilling program to assess the significance of the gold-bearing, epithermal quartz vein system on the property was initiated in late March 2006 and is ongoing.  The cost of this initial drill program is estimated to be $75,000 and will be paid for out of our working capital.  This amount will provide for approximately 4,000 feet of reverse circulation drilling, assaying and project management costs.

This work is under the supervision of Art Ettlinger, Ph.D., P. Geo., our President and Chief Operating Officer.

There are no known reserves on the Millers Property and any proposed program by our company is exploratory in nature.  We have not conducted any exploration activities on the Millers Property prior to the ongoing drill program.  Subject to obtaining sufficient financing we plan to review these mineral claims and, if warranted, undertake further exploration activities.  We are presently in the exploration stage and there is no assurance that a commercially viable mineral deposit, a reserve, exists in the Millers Property until further exploration is done and a comprehensive evaluation concludes economic and legal feasibility.

Seven Troughs Property

In September 2005 we terminated our lease on the Seven Troughs Property with Newmont Capital Limited.  We no longer have an interest in this property.

AG Property

In March 2003, we staked 43 lode mining claims in Humboldt County, Nevada known as the AG Property.  The claims are registered in our name.

The AG mining claims are described as follows:

Name	Date Recorded	NMC Number	Expiry Date
AG 11-53	March 3, 2003	844139-844181	August 31, 2006

On an annual basis, each of these claims requires a rental payment of $135 to the Federal Government, payable by August 31.  In the event this payment is not made in any year, we may lose title to each claim for which the rental is not paid.

AG Property – Location and Access

The AG Property is located approximately 32 miles northwest of the town of Orovada in Humboldt County, Nevada.  The Property lies within the Bilk Creek Mountains and encompasses a small hill.

Access to the Property is from the town of Winnemucca located in northern Nevada on Interstate Route 80, north on U.S. Route 95, then northwesterly on Nevada State Route 140 to the Fort McDermott Indian Reservation, then along an unimproved dirt road running north through Sand Canyon for approximately 22 miles to the Property.

The acquisition of the AG Property was based on the results of an exploration program previously carried out by Noranda Exploration, Inc. in 1983 on ground presently encompassed by the AG Property.  Thomas Skimming and William Utterback, exploration geologists, also conducted a field examination.  They identified evidence of banded, epithermal, quartz-adularia veins on the property which exhibited “angel wing” textures characteristic of many of the epithermal quartz veins that have been developed as gold mines in the state of Nevada.  Messrs. Skimming and Utterback have no interest in the AG Property.

There are no known reserves on the AG Property and any proposed program by our company would be exploratory in nature.  We have not conducted any exploration activities on the AG property.  Subject to obtaining sufficient financing we plan to review these mineral claims and, if warranted, undertake further exploration activities.  We are presently in the exploration stage and there is no assurance that a commercially viable mineral deposit, a reserve, exists in the AG Property until further exploration is done and a comprehensive evaluation concludes economic and legal feasibility.  However, we do not plan to undertake any specific exploration activities on the AG Property in the immediate future.

AG Property – Climate, Local Resources and Physiography

The AG Property lies at elevations ranging from 6,000 to 6,700 feet above mean sea level within a moderately rugged terrain.  Agate Point, the most prominent topographic feature on the Property, has an elevation of 6728 feet above mean sea level.  The climate is classified as high arid to semi-arid desert.  Temperatures vary from 100 degrees Fahrenheit in the summer to –10 degrees Fahrenheit in the winter with an average precipitation of approximately 5 inches per year which is mainly in the form of snow during the winter months.

AG Property – History

During a routine field investigation in 1983 in Sand Canyon at the south end of the Bilk Creek Mountain Range, geologists of Noranda Exploration Inc. noticed a north trending structure extending to Agate Point which suggested an extensive area of silica alteration.

Around 1990, Geomex Minerals Inc. acquired the AG Property and drilled two shallow holes approximately 2000 feet apart in the central area near Agate Point.  One of these was collared near a granite contact.  The results of their drilling are not available but it is known that they were looking for a bulk tonnage deposit.

AG Property – Geology and Mineralization

Preliminary sampling indicated anomalous gold, arsenic, antimony and mercury in brecciated and stockwork veined volcanic rocks.  During the following year, geological mapping was carried out to identify the volcanic stratigraphy, structure and the distribution and type of alteration exhibited in the rocks.  Geochemical sampling was done to identify areas with anomalous concentrations of precious metals and pathfinder elements.  This data was examined and preliminary models were constructed.  As a result of their findings, Noranda concluded that the Agate Point area has low potential for a large tonnage, economic precious metal deposit (open pit, heap leach-type of deposit) but noted the potential for a structurally controlled, high grade-type deposit in the area.

AG Property – Proposed Work Program and Budget

It is estimated an initial exploration program on the AG Property will cost approximately $150,000.  This amount provides for additional sampling of the vein system in the central portion of the Property together with sample analyses ($15,000), geophysical surveys and the construction of a control grid ($35,000) and approximately 5,000 feet of reverse-circulation drilling at an all inclusive cost of $20 per foot, which would include geological supervision, logging, sampling and assaying of drill samples ($100,000).

Atlas Database

On January 17, 2003 we acquired Atlas Database Corp., the owner of a natural resource exploration database developed by Atlas Minerals Inc. during the period 1982 through 1997.  The majority of the information contained in the database relates to research on bulk mineable precious mineralized material in the western United States, particularly sediment hosted disseminated gold deposits and volcanic hosted disseminated hot springs gold mineralized material.  Our management intends to utilize this database to further our stated business objective of locating, acquiring and exploring mineral properties.

Atlas Database Corp. was acquired pursuant to an Agreement and Plan of Merger between our company, Atlas Database Acquisition Corp., our wholly-owned subsidiary, Atlas Database Corp., Platoro West Incorporated and William M. Sheriff, a member of our board of directors.  Mr. Sheriff is the sole Shareholder of Platoro West Incorporated which was, in turn, the sole shareholder of Atlas Database Corp.  Pursuant to the terms of the Agreement and Plan of Merger, 6,000,000 shares of our common stock were issued to Platoro West Incorporated in exchange for all of the issued and outstanding shares of Atlas Database Corp., Atlas Database Acquisition Corp. merged with and into Atlas Database Corp. and its separate existence ceased.  As a result of the foregoing, Atlas Database Corp. is now our wholly-owned subsidiary.

The purchase price for the Atlas Database of 6,000,000 shares of our common stock was determined through arm’s length negotiations between ourselves and Platoro West Incorporated.

Atlas Database Corp. was formed in January, 2003 and was assigned all of Platoro West Incorporated’s right, title and interest in and to the Atlas Database in exchange for $15,000 cash.  Prior to the Agreement and Plan of Merger, Platoro West Incorporated was the sole shareholder of the Atlas Database and therefore its parent company.

Platoro West Incorporated’s interest in the Atlas Database was acquired pursuant to a Bill of Sale and Letter Agreement between Platoro West Incorporated and Atlas Minerals Inc. dated June 10, 2000.  The purchase price paid by Platoro West Incorporated to Atlas Minerals Inc. was $15,000 cash.  As required by the Letter Agreement, we have agreed to comply with the terms thereof.  Accordingly, we are required to allow Atlas Minerals Inc. access to the data contained in the Atlas Database for competitive purposes, provided that Atlas Minerals Inc. provides reasonable notice.  To date, Atlas Minerals Inc. has not requested access to the data.  The Letter Agreement does not provide for sales of any of the data contained in the Atlas Database by Atlas Minerals Inc. to third parties, it only requires that we grant access to the data for competitive purposes.  However, it does not specifically prohibit such sales nor would we receive any portion of sales proceeds.  We have not obtained a legal opinion on whether or not Atlas Minerals Inc. has the right to sell any of the data contained in the Atlas Database to third parties.  However, we are of the view that such sales would be a violation of the terms of the Letter Agreement and would take steps to prevent such sales.  We can give no assurance that we would be successful in this regard.  Pursuant to the terms of the Letter Agreement, Atlas Minerals Inc. is entitled to access the Atlas Database for the purpose of competing directly with our company.  Pursuant to the terms of the Letter Agreement, in the event that we sell any of the data to a third party we are required to pay Atlas Minerals Inc. 25% of the proceeds of the sale.  We do not require Atlas Minerals Inc.’s consent to sell any of the data in the Atlas Database to any third party.

Pursuant to the terms of the Agreement and Plan of Merger we granted Platoro West Incorporated the option to repurchase from us the Atlas Database on an “as is, where is” basis, provided that (i) during the 365 day period prior to the exercise of the option we have not made commercial use of the Atlas Database and (ii) we have no commercially reasonable plans for use of the Atlas Database.  The exercise price of the option is payment by 6,000,000 shares of our common stock.  Accordingly, the option exercise price is the same as the purchase price.  In the event that we sell the Atlas Database to an arm’s length third party the option granted to Platoro West Incorporated will terminate.

We are utilizing portions of the Atlas Database on an ongoing basis in support of its gold exploration efforts in Nevada, however, no specific budget is assigned to this database.

Quality Assurance and Quality Control

We endeavor to acquire and report as accurate and precise exploration results as practical on an ongoing basis.  We recognize that the accurate reporting of exploration data starts at the point of acquisition and requires vigilance in oversight until reported in the public domain.  In order to accomplish this, we have implemented the following Quality Assurance/Quality Control procedures for the collection of soil sediment and rock samples for geochemical analyses:

At the Exploration Site

A.

The Project geologist is responsible for the integrity of all exploration samples.

B.

Individual soil, sediment, rock chip, or drill chip samples are to be immediately placed, upon collection, into a new, clearly marked sample bag and secured from loss of material.  A laboratory sample tag, identifying sample ID only, should be placed within the sample bag for secondary identification purposes.

C.

Drill core should be placed in a new core box that is clearly labelled with project name, drill hole number and drill footages.  This drill core should be split in half at the drill site or core logging facility with one half of the core placed in a clearly labelled new sample bag along with a laboratory sample tag and placed in a secure location away from public access prior to shipping.  Remaining drill core must be stored either at the drill site or core storage facility in such a way that the core box integrity is guarded from weathering and the core stacked to prevent tipping or spillage.

D.

The samples, once labelled, are to be secured in a location away from public access to prevent tampering and/or loss of sample integrity.

E.

Blind duplicate samples, if required, should be bagged and labelled at the point of collection and placed with the general sample population for safe keeping.

F.

Packing and transporting of exploration samples to the laboratory should be under direct supervision of the Project Geologist and whenever possible the Project Geologist or his delegate should accompany the samples while in transport to the laboratory.

At the Laboratory

A.

All exploration samples submitted for geochemical analyses should be submitted to an ISO accredited laboratory.

B.

The laboratory should have well-documented Quality Assurance/Quality Control procedures.

C.

The laboratory should allow spot inspections of its facilities by our personnel.

D.

The laboratory should routinely provide quality control data for reference materials and duplicate samples.

E.

Quality Assurance/Quality Control procedures are dynamic and ever evolving.  The laboratory should be continually striving to improve and update these methods and show evidence of this through updates to their posted procedures and level of ISO certification on a continuing basis.

Check Assaying

A.

We should design a check assaying procedure prior to initiation of any sampling program.  Such programs may or may not be unique to each property and commodity.

B.

For practical purposes, a primary laboratory should be designated that processes all exploration samples from a specific project.

C.

Whenever practical, blind duplicate samples should be collected at the sample site and submitted to the primary laboratory on a regular basis to be determined by the Qualified Person, as defined by NI 43-101.

D.

Once geochemical analyses or assays are received, the Qualified Person and Project Geologist should select appropriate samples for check assaying at a secondary laboratory.  The frequency of such sampling to be determined by the Qualified Person and Project Geologist.  Our personnel should recover sample pulps from the primary lab and supervise their transfer to the secondary lab for processing.

E.

In the case of high-grade precious metal assays received from the primary lab, the Project Geologist should direct the primary lab to perform metallic screen assays on coarse rejects from that sample.

Exploration Facilities

We have no plans to construct a mill or smelter on any of our mineral claims until an ore body of reasonable worth is found (which may be never).

While in the exploration phase, our crews will be living in the towns nearby our mineral properties to avoid building any permanent facilities.

Other Material Mineral Properties

Other than the foregoing (and other than any additional mineral properties which we have acquired by staking but have not yet developed exploration plans for) we have not acquired any other significant mineral properties.  We plan to continue to seek other significant mineral properties during the next year to diversity our holdings.  Any mineral property acquisitions may involve the issuance of substantial blocks of our shares.

SELECTED FINANCIAL DATA

Annual Information

The following information represents selected financial data of our company for nine month period ended January 31, 2005 and the two fiscal years ended April 30, 2005 and 2004 prepared in accordance with the principles of U.S. GAAP.  Unless otherwise noted, all of the financial data is in U.S. dollars.  Such selected financial data is qualified in its entirety by, and should be read in conjunction with, our consolidated financial statements.

QUINCY ENERGY CORP. AND SUBSIDIARIES
STATEMENTS OF OPERATIONS DATA AND BALANCE SHEETS DATA

Statement of Operations	Nine Months Ended January 31, 2006 (unaudited)	April 30, 2005	April 30, 2004
Revenues	$nil	$nil	$nil
Expenses	$6,933,980	$3,416,084	$1,042,182
Net Loss	$(6,933,980)	$(3,416,084)	$(1,042,182)
Net Loss per share	$(0.17)	$(0.13)	$(0.06)
Balance Sheet Data	As at January 31, 2006 (unaudited)
Current Assets	$4,811,422	$6,644,026	$1,965,159
Other Assets	$111,829	$212,954	$11,573
Total Assets	$4,923,251	$6,856,980	$1,976,732
Current Liabilities	$81,822	$301,482	$145,872
Shareholders Equity
Common Stock	$48,171	$40,231	$22,627
Capital in Excess of Par Value	$13,066,050	$8,087,318	$3,031,225
Contributed Surplus	$3,300,264	$3,067,025	$nil
Deficit Accumulated during Exploration Stage	$(11,573,056)	$(4,639,076)	$(1,222,992)
Total Shareholders Equity	$4,841,429	$6,555,498	$1,830,860

Quarterly Information

The following information represents selected financial data of our company for the previous eight quarters (year end April 30) prepared in accordance with the principles of U.S. GAAP.  Such selected financial data is qualified in its entirely by, and should be read in conjunction with, our quarterly financial statements:

	2006			2005				2004
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Revenue	$nil	$nil	$nil	$nil	$nil	$nil	$nil	$nil
Net Loss	$(5,110,120)	$(524,853)	$(1,299,007)	$(1,071,745)	$(740,342)	$(1,252,911)	$(351,686)	$(598,708)
Net Loss per share	$(0.12)	$(0.01)	$(0.03)	$(0.04)	$(0.03)	$(0.06)	$(0.02)	$(0.03)

We have not paid any dividends to stockholders since our inception.  The declaration of any future dividends will be at the discretion of our board of directors and will depend on earnings, if any, capital requirements and financial position, general economic conditions and other pertinent conditions.  Our present intention is not to pay dividends, but rather to reinvest earnings, if any, into our business operations.

MANAGEMENT’S DISCUSSION AND ANALYSIS

The following discussion and analysis explains the major factors affecting our financial condition.  The following discussion of our financial condition and plan of operation should be read along with the financial statements and notes to the financial statements included elsewhere in this proxy statement.

We are a start-up, exploration stage company and has not yet generated or realized any revenues from our business operations.  We must raise cash in order to implement our plan and stay in business.

Our continued existence and plans for future growth depend on our ability to obtain the capital necessary to operate, through the generation of revenue and the issuance of additional debt or equity.  While we believe that we have sufficient resources to continue in business until at least April 30, 2006, we may not be able to continue in business beyond that date unless we obtain additional capital to pay our bills.  Our management has not made a commitment of financial support to meet future obligations and has not generated any revenues and no revenues are anticipated unless and until mineralized material is discovered on the properties in which we have an interest.  Accordingly, we must raise cash from sources other than the sale of mineralized materials.  We will be conducting research in connection with the exploration of our properties.  We are not planning to buy or sell any plant or significant equipment.

Plan of Operation

Our business plan is to proceed with the exploration of our mineral properties to determine whether there are commercially exploitable reserves of uranium, gold, silver or other metals. We are planning to focus our efforts for the 2005-2006 fiscal year on our prospective uranium properties located in Oregon, New Mexico and Ontario, Canada.

The bulk of our uranium properties require compilation of historic data and recalculation of mineral resources to modern standards. Over the next twelve months we will be compiling the available data for each of our uranium properties. We are also currently completing a geological report and a new resource calculation Hosta Butte and Crownpoint properties.

We recently completed a drilling programs on our Arizona Strip Breccia Property located in Coconino County, Arizona and on our Lantern Property in Pershing County, Nevada.

We intend to initiate a limited reverse circulation drilling program on our Miller Property in Nevada this winter. It is anticipated that approximately 4,000 feet will be drilled along vein targets.

During the quarter we also completed a National Instrument 43-101 compliant technical report on the Section 24 portion of our Crownpoint Property located in McKinley County, New Mexico.

As at the date of this proxy statement we have sufficient funds to complete the work outlined above. However, to further advance our uranium resources for categorization at lower levels of risk additional drilling will be needed on at least some of the properties. We will be in a position to perform this drilling, if needed, during the second half of 2006 at the earliest. It is likely we will require more financing for these additional work programs. We have made no arrangements for any such financing and there is no guarantee that such financing will be available.

There are no known commercially viable mineral deposits on any of our mineral properties and any proposed program by us is exploratory in nature. We have not conducted any advanced exploration activities on our mineral properties. We are presently in the exploration stage and there is no assurance that a commercially viable mineral deposit, a reserve, exists in any of our properties until further exploration is done and a comprehensive evaluation concludes economic and legal feasibility.

Results of Operations –Nine Months ended January 31, 2006

We did not earn any revenues during the nine month period ended January 31, 2006. We do not anticipate earning revenues until such time as we have entered into commercial production of our mineral properties. We are presently in the exploration stage of our business and we can provide no assurance that we will discover commercially exploitable levels of mineral resources on our properties, or if such resources are discovered, that we will enter into commercial production of our mineral properties.

We have incurred operating expenses in the amount of $11,573,056 for the period from inception on May 5, 1999 to January 31, 2006. These operating expenses included: (a) exploration expenses and acquisition costs of $8,180,934; (b) consulting fees of $1,401,518 (c) shareholder information costs of $615,824; (d) administrative expenses of $695,206; (e) stock-based compensation expense of $446,264; (f) foreign exchange gain of $252,936; (g) professional fees of $466,246 and (h) financing costs of $20,000.

For the three month period ended January 31, 2006 only, we incurred a loss of $5,110,131 as compared to a loss of $740,342 for the three month period ended January 31, 2005. Our loss for the current three month period was attributable to exploration expenses and acquisition costs $4,642,483, of which $4,197,000 was a non-cash charge incurred as a result of the issuance of 6,000,000 shares for the acquisition of a property, consulting fees $135,255, professional fees $118,615, shareholder information costs $31,404, stock-based compensation $129,634, administrative expenses of $49,385 and foreign exchange gain $3,344. The increase in loss was attributed to the increased expenses incurred as a result of our increased business activity, the issuance of 6,000,000 shares for the acquisition of properties, and the proposed transaction with Energy Metals.

Results of Operations – Fiscal Year ended April 30, 2005

We did not earn any revenues during the fiscal year ended April 30, 2005.  We do not anticipate earning revenues until such time as we have entered into commercial production of our mineral properties.  We are presently in the exploration stage of our business and can provide no assurance that we will discover commercially exploitable levels of mineral resources on our properties, or if such resources are discovered, that we will enter into commercial production of our mineral properties.

We have incurred operating expenses in the amount of $4,639,076 for the period from inception on May 5, 1999 to April 30, 2005.  These operating expenses included: (a) staking fees and exploration costs of $2,094,805; (b) consulting fees of $928,674; (c) professional fees of $320,251; (d) shareholder communication costs of $399,146; (e) administrative expenses of $484,348; (f) stock-based compensation expense of $213,025; (g) foreign exchange loss of $178,827; and (h) financing costs of $20,000.00.

We incurred a loss in the amount of $4,639,076 for the period from inception on May 5, 1999 to April 30, 2005.  For the fiscal year ended April 30, 2005 only, we incurred a loss of $3,416,084.  Our loss for this fiscal year was attributable to staking fees and exploration costs of $1,707,612, consulting fees of $580,449, professional fees of $172,214, shareholder communication costs of $285,632, administrative expenses of $279,070, stock-based compensation expense of $213,025 and foreign exchange loss of $178,082.

Liquidity and Capital Resources

There is limited historical financial information about our company upon which to base an evaluation of our performance. We are an exploration stage company and have not generated any revenues from operations.

Our continued existence and plans for future growth depend on our ability to obtain the capital necessary to operate, through the generation of revenue and the issuance of additional debt or equity. We will need to raise additional capital to fund normal operating costs and exploration efforts. If we are not able to generate sufficient revenues and cash flows or obtain additional or alternative funding, we will be unable to continue as a going concern. Our recurring losses and negative cash flow from operations raise substantial doubt about our ability to continue as a going concern.

At January 31, 2006 we had cash and cash equivalents of $4,769,499 and working capital of $4,729,600. We believe that we currently have sufficient working capital to pay our administrative and general operating expenses through April 2006 and to complete exploration programs outlined for the coming year exclusive of further reserve definition drilling.

We will need to obtain additional funds (presumably through equity offerings and/or debt borrowing) in order, if warranted, to fund our operating expenses beyond April 2006, to make the future lease payments required on mineral properties and to conduct additional exploration programs thereon. Failure to obtain such additional financing will result in the loss by us of our interests in our mineral properties. Other than as stated above, we have no agreements or understandings with any person for additional financing.

None of our properties has commenced commercial production and we have no history of earnings or cash flow from our operations. While we may attempt to generate additional working capital through the operation, development, sale or possible joint venture development of our properties, there is no assurance that any such activity will generate funds that will be available for operations.

We have not declared or paid dividends on our shares since incorporation and do not anticipate doing so in the foreseeable future.

STOCK EXCHANGE PRICE

On November 24, 2003 we were approved for listing on the OTC Bulletin Board under the symbol “QCYR”.  On July 7, 2004 we changed our name to “Quincy Gold Corp” and were issued a new symbol, “QCYG”.  On May 16, 2005 we changed our name to our current name, “Quincy Energy Corp., and were issued a new symbol, “QCYE”.  On October 6, 2004 shares of our common stock were approved for listing on the TSX Venture under the symbol “QGO”, which was changed to “QUI” in connection with our change of name on May 16, 2005.  On July 29, 2005, our shares were also listed on the Frankfurt Stock Exchange.

On March 27, 2006 the closing price for our common stock on the OTC Bulletin Board was US$1.00 and on the TSX Venture was CDN$1.14.

OTC Bulletin Board(1)				TSX Venture(2)
Year	Period	High	Low	Year	Period	High	Low
2003	Third Quarter	n/a	n/a	2003	Third Quarter	n/a	n/a
2003	Fourth Quarter	$0.86	$0.53	2003	Fourth Quarter	n/a	n/a
2004	First Quarter	$0.60	$0.37	2004	First Quarter	n/a	n/a
2004	Second Quarter	$0.57	$0.33	2004	Second Quarter	n/a	n/a
2004	Third Quarter	$0.85	$0.30	2004	Third Quarter	$0.96	$0.41
2004	Fourth Quarter	$0.78	$0.39	2004	Fourth Quarter	$0.95	$0.50
2005	First Quarter	$0.63	$0.35	2005	First Quarter	$0.76	$0.44
2005	Second Quarter	$0.75	$0.45	2005	Second Quarter	$0.85	$0.54
2005	Third Quarter	$0.80	$0.42	2005	Third Quarter	$0.88	$0.53
2005	Fourth Quarter	$0.69	$0.42	2005	Fourth Quarter	$0.76	$0.53

(1)

First listed for trading in January 2004.

(2)

First listed for trading in October 2004.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

On May 13, 2005, we were notified by Madsen & Associates, CPA’s Inc. that they would not be pursuing certification by the Canadian Public Accountability Board and for that reason were resigning as our independent public accountants.  Madsen & Associates, CPA’s Inc. report on the financial statements for the years ended April 30, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles.  In addition, there were no disagreements with Madsen & Associates, CPA’s Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused Madsen & Associates, CPA’s Inc. to make reference to the subject matter of the disagreement(s) in connection with their report on the financial statements for the years ended April 30, 2004 and 2003.

On May 13, 2005, we engaged parker simone, Chartered Accountants LLP of Mississauga, Ontario, Canada as our independent public accountants.

The decision to accept the resignation of Madsen & Associates, CPA’s Inc. and appoint parker simone, Chartered Accountants LLP was approved by our board of directors.

ADDITIONAL INFORMATION

For additional information regarding our company and our business, please see our annual reports filed on Form 10-KSB, including our most recently filed Annual Report on Form 10-KSB for the fiscal year ended April 30, 2005, and our quarterly reports filed on Form 10-QSB, including our most recently filed Quarterly Report on Form 10-QSB for the fiscal quarter ended January 31, 2006, which have been filed with the Securities and Exchange Commission.  You may read and copy any document filed by us at the Securities and Exchange Commission’s public reference room, 450 Fifth Street, N.W. Washington, D.C. 20549.  Please call the Securities and Exchange Commission at 1-800-732-0330 for further information about its public reference room.  These Securities and Exchange Commission’s filings are also available to the public at the Securities and Exchange Commission’s website at “www.sec.gov”.

A copy of our 2004 Annual Report on Form 10-KSB for the fiscal year ended April 30, 2005 and our Quarterly Report on Form 10-QSB for the fiscal quarter ended January 31, 2006, including the financial statements, will be provided without charge to any shareholder or beneficial owner of our common stock upon written or oral request to our Chief Executive Officer, Daniel T. Farrell at Quincy Energy Corp., 512 – 120 Adelaide Street, Toronto, Ontario, Canada  M5H 1T1, telephone: (416) 361-2830, fax: (416) 364-5400.  In order to obtain timely delivery, you must request the information no later than five business days before the date of the meeting.

INFORMATION ABOUT ENERGY METALS CORPORATION

DESCRIPTION OF BUSINESS

History and Development of Energy Metals

Energy Metals was incorporated in British Columbia on July 9, 1987 under the name Wedgewood Resources Ltd.  Energy Metals changed its name to Clan Resources Ltd. on December 18, 1998.  On December 3, 2004 Energy Metals transitioned under the Business Corporations Act (British Columbia), removed the pre-existing company provisions and increased its authorized capital to an unlimited number of common shares without par value.  On December 17, Energy Metals changed its name to its current name.  Energy Metals’ principal executive office is located Address: #1238 - 200 Granville Street, Vancouver, B.C. Canada and its registered and records office is 1200 – 750 West Pender Street, Vancouver, British Columbia, Canada.  Energy Metals’ telephone number is (604) 684-9007.

Energy Metals has two wholly-owned subsidiaries, Energy Metals Corporation (US) and EMC Acquisition Corp., both incorporated under the law of the State of Nevada.

Business Overview

Energy Metals is a Canadian based resource company in the business of acquiring, exploring and developing uranium mineral properties.  All of Energy Metals interests are located in the United States.  Energy Metals has acquired a significant inventory of previously explored and developed uranium properties with historical resources in the more politically favorable and mining-friendly jurisdictions in the United States.  The majority of these properties are located in Wyoming and the remainder within Utah, Arizona, Nevada and Oregon and cover a total of approximately 54,420 acres and mineral eases covering a total of approximately 82,784 acres of land.

Energy Metals has acquired extensive databases including geological reports, maps and drill logs on most of its properties, and is compiling the technical information contained in these databases for each of its properties.

Significant Transactions

Financing

On April 6, 2006 Energy Metals completed a brokered financing for gross proceeds of $30,250,000.  The financing consisted of the sale of 5,500,000 at a price of CDN$5.50 per unit.   Each unit consists of one common share and one-half of one common share purchase warrant.  Each whole warrant is exercisable for a period of two years from the closing date, for one common share at a price of CDN$6.50 per share.  Energy Metals has the right for 180 days after closing to call the outstanding warrants should the common shares trade above $7.50 for 20 consecutive trading days.

The offering was made through Sprott Securities Inc., GMP Securities L.P. and their respective U.S. broker-dealer affiliates, acting as selling agents on a best efforts basis.  Total compensation paid to the selling agents, was $1,210,000 in cash commission and an aggregate of 220,000 compensation options exercisable for a period of two years from the closing date, into one common share at a price of $5.50 per share.

In addition, on April , 2006, Energy Metals completed a non-brokered financing for gross proceeds of $.  The financing consisted of the sale of  at a price of CDN$5.50 per unit.   Each unit consists of one common share and one-half of one common share purchase warrant.  Each whole warrant is exercisable for a period of two years from the closing date, for one common share at a price of CDN$6.50 per share.  Energy Metals has the right for 180 days after closing to call the outstanding warrants should the common shares trade above $7.50 for 20 consecutive trading days.

All of the securities issued in connection with the financing are subject to a Canadian hold period expiring August 7, 2006.  U.S. purchasers are also be subject to U.S. restrictions on resale, and the securities purchased by them have not been registered under the U.S. Securities Act of 1933, as amended, and may not be offered or sold in the United States unless registered under the U.S. Securities Act of 1933 or unless an exemption from registration is available.

Proceeds from the brokered and non-brokered private placements will be used to fund further exploration and development of the La Palangana uranium property in Texas, refurbishment of the recently acquired Hobson Central ISL uranium processing facility, the advancement of its Wyoming properties and for general corporate purposes.

Acquisition of Standard Uranium Inc.

Effective March 10, 2006, Energy Metals completed the acquisition of all of the issued and outstanding shares of Standard Uranium Inc. by way of plan of arrangement under the laws of British Columbia.  In order to complete the transaction, Standard Uranium was required to obtain shareholder approval and court approval which were both obtained on March 10, 2006.  Pursuant to the plan of arrangement, Energy Metals issued 10,166,672 common shares in exchange for all of the issued and outstanding common shares of Standard Uranium.

In addition, Energy Metals exchanged all of the outstanding employee stock options of Standard Uranium for employee stock options of Energy Metals with appropriate adjustments to the exercise price and number of shares issuable on exercise.

As a result of the plan of arrangement, the shares of Standard Uranium were de-listed from the TSX Venture Exchange.  The new board of directors of Standard Uranium consists of Paul Matysek, William M. Sheriff and James G. G. Watt.  Standard Uranium will maintain its reporting status in British Columbia and Alberta pending a reorganization of its affairs.  Thereafter, the board of Energy Metals will further evaluate the benefits of retaining the reporting status of Standard Uranium.

In connection with the acquisition of Standard Uranium, Mr. David Cole was appointed to the board of directors of Energy Metals.  Mr. Cole was previously a director of Standard Uranium and brings over 20 years of experience in mineral exploration and business development.

The acquisition of Standard Uranium, including Standard Uranium’s 99% interest in the joint venture with Everest Exploration Inc., allows Energy Metals to proceed towards establishing a uranium processing facility in south Texas as part of its objective of becoming an in-situ leach (“ISL”) uranium producer.  The Everest joint venture will provide Energy Metals with access to the facilities and expertise necessary to permit Energy Metals to move from a resource development company to a uranium producer.  Through Standard Uranium’s 99%  ownership in the joint venture, Energy Metals plans to use the Hobson plant, an existing recovery facility located near Hobson, Texas, to produce uranium oxide product from ISL solution recovered from the Palangana property located in Duval County, Texas.  The joint venture company owns the Hobson plant, as well as Palangana mining leases and an extensive Texas uranium exploration database.  Strategically, this transaction puts Energy Metals in a strong position for growth in the ISL mining sector at a time of increasing energy demands and uranium prices.

Standard Uranium Loan

Pursuant to a loan agreement dated January 6, 2006, Energy Metals advanced approximately $5,000,000 to Standard Uranium.  The funds were applied to the acquisition of the certain uranium mining property and assets from Everest.  The loan agreement contemplates a loan facility of up to $7,000,000, and is secured under a secured convertible debenture issued by Standard Uranium to Energy Metals.  The debenture has an interest rate of 4% per annum and is secured against the assets acquired from Everest.  Certain portions of the principal amount of the loan are, from time to time, convertible into shares of Standard Uranium at the rate of $1.45 per share upon 60 days written notice by Energy Metals to Standard Uranium.  On February 2, 2006, Energy Metals advanced to Standard Uranium an additional $1,000,000 pursuant to the loan.

Technical Personnel

Standard Uranium previously and now Energy Metals has negotiated with certain individuals who will fulfil various senior consulting and employee functions directly related to the Everest agreement.  These individuals include Carl Oman, a consulting geologist, Thomas Crain, a land manager and James T. Clark, a business development consultant, all with knowledge and experience connected to the Everest assets.

On December 1, 2005, in contemplation of the successful acquisition of Standard Uranium and, by extension, Standard Uranium’s interest in the joint venture, Energy Metals engaged Dennis Stover, B.Sc., M.Sc., Ph.D. to serve as President of Energy Metals Corporation (US).  Dr. Stover is charged with the rehabilitation of the Hobson Plant.

Dr. Stover holds B.Sc., M.Sc., and Ph.D. degrees in Chemical Engineering from the University of Michigan.  He has authored or co-authored 27 articles relating to uranium and holds a number of United States Patents concerning various aspects of solution mining and reservoir restoration.

Dr. Stover began his career with Atlantic Richfield Company as a Senior Research Engineer at the Production Research Center in Plano Texas where he developed 3-D computer simulators for in-situ leaching, conducted laboratory uranium leachability studies, managed field R&D program for ISL technology, and served on the Clay West (Texas) Startup Team which was the first commercial ISL uranium project in North America.

Dr. Stover was the Chief Engineer for Everest Minerals Corporation throughout the 1980s where he was a critical member of the team which designed, constructed, started and operated the company’s in-situ uranium projects at Hobson, Hebbronville and Dinero, Texas.

In 1989 Dr. Stover joined Rio Algom Mining Corp. as the Director of In Situ Leaching Technology where he prepared the feasibility study and the commercial AFE for the Smith Ranch ISL property in the Powder River Basin of Wyoming.  Dr. Stover served as the Manager of Wyoming Operations from 1993 through 1997.  In 1997 Dr. Stover was promoted to Vice President of Engineering and Project Development where he directed the drilling program that increased the Reynolds Ranch Uranium Resource from 11.8 to 17.9 million pounds, completed initial feasibility studies for two new uranium projects, and provided technical direction, expertise and awareness to continuing and developing programs and projects for the United States’ largest uranium producer.  Dr. Stover directed a total revision of Mineral Resource and Reserve calculation methods to conform with current SEC and international reporting requirements.

In addition to Dr. Stover and the individuals engaged in respect of the Everest assets, the senior consulting and employee functions of Energy Metals Corporation (US) are carried out by Curt Sealy, Manager of Permitting and Reclamation, Gordon Peake, Land Manager, Ron Driscoll, Property Specialist and Mark Beamon, Manager of Information Systems.

Energy Metals has appointed a Technical Advisory Board comprising six individuals with a range of qualifications and technical experience in the uranium extraction and processing industry to advise Energy Metals on technical matters arising from its operations.  The Technical Advisory Board is comprised of Steve Marzetti, Harry L. Anthony, John Hamrick, Jay M. Murray, Rick Kasmirski, Doug Underhill and Phil Goodell.

Competition

In the United States there are numerous mining and exploration companies, both big and small.  All of these mining companies are seeking properties of merit and availability of funds.  Energy Metals will have to compete against such companies to acquire the funds to develop the mineral claims.  The availability of funds for exploration is sometimes limited and Energy Metals may find it difficult to compete with larger and more well-known companies for capital.  Even though Energy Metals has the right to the minerals on its claims there is no guarantee that Energy Metals will be able to raise sufficient funds in the future to maintain its mineral claims in good standing.  Therefore, if Energy Metals does not have sufficient funds for exploration, its claims might lapse and be staked by other mining interests.  Energy Metals might be forced to seek a joint venture partner to assist in the exploration of its mineral claims.  In this case, there is the possibility that Energy Metals might not be able to pay its proportionate share of the exploration costs and might be diluted to an insignificant carried interest.

Even when a commercial viable ore body is discovered, there is no guarantee competition in refining the ore will not exist.  Other companies may have long term contracts with refining companies thereby inhibiting Energy Metals’ ability to process its ore and eventually market it.

The exploration business is highly competitive and highly fragmented, dominated by both large and small mining companies.  Success will largely be dependent on Energy Metals’ ability to attract talent from the mining field.

Government Regulation and Environmental Concerns

Energy Metals’ mineral exploration and planned development activities are subject to various laws governing prospecting, mining, development, production, taxes, labour standards and occupational health, mine safety, toxic substances, land use, water use, land claims of local people and other matters.  Although Energy Metals believes its exploration and development activities are currently carried out in accordance with all applicable rules and regulations, no assurance can be given that new rules and regulations will not be enacted or that existing rules and regulations will not be applied in a manner which could limit or curtail production or development.

Many of the mineral rights and interests of Energy Metals are subject to government approvals, licenses and permits.  Such approvals, licenses and permits are, as a practical matter, subject to the discretion of applicable governments or governmental officials.

Failure to comply with applicable laws, regulations and permitting requirements may result in enforcement actions thereunder, including orders issued by regulatory or judicial authorities causing operations to cease or be curtailed, and may include corrective measures requiring capital expenditures, installation of additional equipment or remedial actions.  Parties engaged in mining operations or in the exploration or development of mineral properties may be required to compensate those suffering loss or damage by reason of the mining activities and may have civil or criminal fines or penalties imposed for violations or applicable laws or regulations.

Cautionary Note to US Investors concerning estimates of Inferred, Measured or Indicated Resources:  The following discussion on mineral properties uses the terms “inferred resources”, “measured resources” and “indicated resources.”  While those terms are recognized and required by Canadian regulations, the United States Securities and Exchange Commission does not recognize them. “Inferred resources” have great uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility of exploiting these in a mining operation. It cannot be assumed that all or any part of an Inferred Mineral Resource will ever be upgraded to a higher category.  Under Canadian rules, estimates of inferred resources may not form the basis of feasibility or pre-feasibility studies except in rare cases.  United States investors are cautioned not to assume that any part or all of the material in any of these categories will ever be converted into reserves.

MINERAL PROPERTIES OF ENERGY METALS

The following discussion describes mineral properties held by Energy Metals and its subsidiaries, with the exception of mineral properties held through its Standard Uranium subsidiary, which is discussed under a separate heading below.

Aurora Property Oregon

Aurora Property Oregon – Description and Location

The Aurora Property is located in southern Oregon 3 miles from the Nevada border, about 10 miles west of the small border town of McDermitt, Nevada.  Energy Metals acquired the Aurora Property pursuant to an Agreement of Purchase and Sale and Grant of Right of First Refusal dated July 19, 2004 made with William M. Sheriff, prior to his becoming a director of Energy Metals.  Pursuant to the agreement, Energy Metals was granted the right to acquire all of Mr. Sheriff’s interest in various uranium properties, in consideration for the issuance of 1,000,000

Energy Metals Shares to Mr. Sheriff.  The Aurora Property is subject to a 1.5% NSR payable to Kevin Linville of Durango, Colorado.  In addition to the Aurora Property, Energy Metals also acquired, pursuant to the agreement, the Velvet property in Utah and properties in Wyoming, Arizona and South Dakota.

Subsequent to acquiring the Aurora Property, Energy Metals entered into an Option-Joint Venture agreement with our company dated May 18, 2005 granting our company the right to purchase up to a 75% interest in the Aurora Property.  Our company may earn a 51% interest in the Aurora Property by incurring $2,000,000 in exploration expenditures by May 19, 2009 and issuing 2,000,000 of its shares to Energy Metals, of which 1,000,000 shares have been issued and the balance is to be issued in three equal tranches on the anniversary date of the agreement.  An additional 24% interest may be earned by our company funding development on the Aurora Property through to feasibility.

Prior to commencing exploration and development work on the Aurora Property, our company engaged Dr. Gregory Myers, Ph.D, AUSIMM Chartered Professional Geologist, an independent qualified geologist, to review the historical resources on the Aurora Property in the context of NI 43-101 and to upgrade the historical resources to a resource category that is defined by NI 43-101.  Dr. Myers then prepared a technical report for Energy Metals on the Aurora Uranium Project, Malheur County, Oregon, dated September 30, 2005.

The following represents information summarized from the Aurora report.

The Aurora Property covers an area of 450 acres, totalling approximately 182.1 hectares comprised of 18 unpatented lode claims designated the New U Claims 11-28.  Energy Metals has recently acquired an additional 34 lode claims surrounding the project area to ensure total coverage of the resource, close any gaps with neighboring land owners, and secure areas critical to future exploration and development activities.  The existing and newly acquired claim block consists of 52 lode claims covering 1300 acres, covering approximately 526 hectares.

Placer Amex conducted an extensive exploration and evaluation program on the Aurora Property from 1977 through 1980, investigating the uranium mineralization with the goal of putting the project into production.  Placer Amex and the previous owner, Locke Jacobs, completed at least 562 rotary and diamond core drill holes and 530 are included in the resource calculation set out in the Aurora Report.  Placer Amex completed a pre-feasibility study defining a resource of 16.8 million tons with an average grade of 0.048% equivalent U3O8 (eU3O8), but due to falling uranium prices, dropped interest in the project.  The eU3O8 value is based on the conversion of the radiometric gamma log determination of radioactive mineral to calculated uranium content.  True U3O8 values (U3O8) are obtained from direct chemical assay results.

Uranium mineralization on the Aurora Property is hosted in clay altered volcanic flows and tuffs within the McDermitt Caldera complex.  The mineralization represents both primary and secondarily enriched uranium bodies which are controlled by porous and permeable stratigraphic units and structural zones.  The indicated resource calculated is 17.69 million tons at an average grade of 0.0518% eU3O8 or 18.3 million pounds of uranium, using a 0.03% eU3O8 cutoff, in an area approximately 5000 feet long by 1000 feet wide.  The mineralization averages approximately 20 feet thick in multiple, nearly horizontal horizons ranging from 5 to over 100 feet true thickness.  Studies completed by Placer in 1979 indicate recoveries of at least 85% are possible.  Energy Metals and joint venture partner our company have not completed any work on the project beyond the review of the Placer Amex data.  The resource estimation is based on that database.

Aurora Property Oregon – Accessibility, Climate, Local Resources, Infrastructure and Physiography

The Aurora Property occurs on the alluvial fan and gently rolling hills on the southern flank of the Trout Creek Mountains and just south of Flattop Mountain, southern Oregon.  Elevations range from 5200 to 5400 feet above sea level.  Vegetation consists of low desert sage and thin grasses in an arid, high desert climate.  The Aurora Property area is cut by tributaries of Cottonwood and McDermitt Creeks.

The Aurora Property is accessed from Highway 95 at McDermitt, Nevada.  A paved road goes west from the town of McDermitt and continues west, becoming an improved dirt road approximately 4.3 miles from the Highway 95 turnoff.  The improved dirt road continues approximately 7 miles to the Aurora project area.  Dirt roads provide good access to the project area.

McDermitt is located on US Highway 95 which provides access to Reno, Nevada to the south and Boise, Idaho to the north, which are the closest major transportation and support hubs, approximately 240 and 180 miles from the project area, respectively.

The climate of the Aurora Property area is typical of the high Nevada desert with summer temperatures commonly in the high 90'so F.  Winter temperatures can reach below zero.  Rain and snow are minimal, averaging less than 8 inches per year.  The operating season is rarely affected by weather conditions at the numerous operating Nevada mines in the equivalent climatic zone.

The surface rights of the Aurora Property area are controlled by the U.S. Bureau of Land Management and have not been removed from development or under other restrictions.  The Aurora Property is situated 6 miles west of the 24,000 KVA Harney Electric Cooperative Substation that serviced the McDermitt mercury mine.  A low tension power line crosses the southern edge of the Aurora Property and groundwater is abundant.  Surface water is absent except during extended periods of rain.  The terrain is relatively flat with a dry creek bed cutting the mineral zone.  Excellent areas exist for potential mine facilities, mineral processing areas, and waste dumps.  A skilled workforce exists within a 200 mile radius in Nevada and Oregon.

Aurora Property Oregon – History

Locke Jacobs staked the original Aurora claim block in 1977.  Placer Amex entered into a joint venture with Jacobs and maintained the claims in good standing until 1990, at which time they were allowed to lapse.  Mr. Sheriff,  prior to his appointment as a director of Energy Metals, restaked the New U claims in 1997 and has maintained the claims in good standing.  Energy Metals entered into an agreement to purchase the Aurora Property and completed an initial 43-101 report entitled Geological Report for Clan Resources Ltd., Aurora Project, Malheur County, Oregon, dated September 14, 2004, prepared by B. Ainsworth, P.Eng. of Ainsworth Jenkins Holdings Inc., an independent qualified geological and engineering consulting firm.

Uranium exploration on the Aurora Property area began as an offshoot of mercury and gold exploration efforts around the Bretz Mine.  Placer had a limited reconnaissance program during 1974 and 1975.  The program did not look promising and interest quickly ended.

Locke Jacobs completed an airborne geophysical survey over the area in 1977.  Ground follow-up of a radiometric anomaly identified uranium mineralized outcrops.  Locke Jacobs staked claims on what became the Aurora prospect.  Jacobs completed at least 90 drill holes in 1977 and 1978 totalling about 32,630 feet.  The initial drilling program intersected a flat-lying mineralized zone, which in places was over 100 feet thick and assay averages were approximately 0.05% eU3O8.

Placer Amex entered into a joint venture agreement with Locke Jacobs in 1978 and continued uranium exploration on the claim block.  Placer Amex completed approximately 447 rotary drill holes totalling about 151,590 feet, as well as 25 diamond drill holes totalling about 6,650 feet.  The 562 drill holes completed by Locke Jacobs and Placer Amex were radiometrically logged by Century Geophysical Corp.

Placer Amex completed a pre-Feasibility study for the Aurora Project in 1980 and stated a mineral “reserve” of 16.8 million tons grading 0.048 % eU3O8, using a cutoff grade of 0.03% eU3O8 and a total of 22 million tons grading 0.043% eU3O8, using a cutoff of 0.025% eU3O8.

The “reserve” was estimated with a simple polygon calculation method summing the five foot mineralized composites above the stated cutoff grade.  The average grade was calculated for the drill hole and applied to the polygon volume.  The number of calculated pounds of U3O8 and polygon tons were summed from each polygon to calculate an average grade.

Aurora Property Oregon – Regional Setting

The Aurora Property is within the Miocene McDermitt caldera system straddling the Oregon-Nevada border.  The McDermitt caldera is approximately 30 miles long north to south and 20 miles wide east to west, and consists of at least five nested ring fracture systems.  The oldest rocks in the region of the caldera are intrusive rocks of Cretaceous age.  A granodiorite pluton outcrops along the western margin of the caldera.  Early Miocene age basalt, andesite, and dacite flows erupted 18 to 24 mybp and lie unconformably upon the eroded granodiorite pluton, and appear to be the earliest volcanic rocks related to the caldera complex.  Collapse of the caldera occurred about 16 mybp. as the result of explosive eruptions of peralkaline ash flow tuff which began about 18 mybp.  Voluminous rhyolitic to peralkaline ash flow tuffs were erupted from 15.8 to 17.9 mybp.

The volcanic rocks are dominated by ash flow sheets and with lesser volumes of andesitic to dacitic lava flows.  The ash flow sheets are generally densely welded and are often difficult to distinguish from the dacitic flows.  Rhyolitic ring domes and resurgent domes are associated with each of the nested caldera systems and often display banded or porphyritic textures.

Lacustrine sedimentary rocks consisting of tuffaceous sandstone, siltstone, shale, and claystone, with local chalcedony beds occur in restricted basins within the calderas.  Lakebeds directly overlie dacitic lavas as well as rhyolite welded tuff and occupy about 20 percent of the interior of the caldera.  Lake sediments generally fill moat-portions of the calderas and tend to be thickest near the ring fracture zones.

Aurora Property Oregon – Geological Setting

The Aurora Property area is covered with a thin veneer of alluvium overlying lake bed sediments.  The lake sediments are generally tuffaceous but in places are complexly interbedded with the Aurora dacitic flows.  The Lake Sediments overlie the Aurora flows with a contact that is abrupt in some areas, with thick flows marking the bottom of the sediments or by gradually increasing volumes and thicknesses of the dacitic flows and tuffs.  The flows generally become more massive or compact near the contact with the underlying rhyolitic welded tuffs and flow domes.  Cross sections in the Aurora area illustrate the generalized geologic relationships between the different units and the variability in thickness of the units.  The Aurora lavas were deposited upon an irregular surface of rhyolitic rocks, which appear in part to be intrusive based on porphyritic textures, and may represent local volcanic domes.

The Quaternary alluvium is composed of a variety of alluvial, colluvial and in-situ debris consisting of volcanic boulders, cobbles and gravel derived from adjacent highlands and finer material derived from the lake sediments.  The thickness of the gravels varies from 0 to more than 50 feet and averages about 20 feet.

The Lake Sediments are Miocene in age and are composed of poorly consolidated, subaerial tuffaceous material interstratified with fine grained non-descript bedded layers and discontinuous lenses and nodules of chalcedony.  Tuffaceous material within the lakebeds includes devitrified glass fragments and fine to coarse grained crystal and lithic fragments.  Lake sediments vary from finely laminated clay-shales, siltstones and tuffaceous sandstones, to more massively bedded rhyolitic air-fall ash tuffs.   The lake sediments are up to 600 feet thick in the drillholes, being thickest on the north edge of the mineralized zone in a graben like growth basin.  The sediments probably originated from local volcanic vents and were deposited in moat-like basins within the caldera margins.

The Aurora lava flows and tuffaceous units consist of a complex interbedded sequence of dark colored dacitic flows with vesicular to scoriaceous flow tops with some interbeds of ash.  The cores of the flows are dense and black with rare plagioclase phenocrysts.  Individual flows range in thickness from 5 to 50 feet.  The lava sequence contains a variety of breccia layers, which include flow breccia, laharic breccia, pyroclastic breccia and local fault breccia.  Cumulative thickness of the Aurora lava sequence is variable, but generally is 100 to 300 feet.

Rhyolitic rocks are at least in part intrusive and may represent several generations of extrusive and intrusive flow dome and vent breccia events.  Whole-rock chemical analyses are very similar to the dacitic rocks of the Aurora lava flows.  Extrusive rhyolitic welded tuffs are exposed on the margin of the project area north and east of the Bretz pits along the mountain front marking the caldera rim.

Aurora Property Oregon – Mineralization

Volcanic type uranium deposits are defined as mineralized systems associated with volcanic rocks in a caldera setting.  The mineralization is associated with mafic to felsic volcanic rocks and is often intercalated with clastic sediments.  Mineralization is largely controlled by structures, occurs at several stratigraphic levels of the volcanic and sedimentary units, and extends into the basement where it is found in fractured granite and in metamorphic rocks.  There is generally a strong hydrothermal control to the transportation of uranium and the mineralization occurs as both primary and remobilized uranium in an oxidizing-reducing setting.  Uranium mineralization is commonly associated with molybdenum, vanadium, lithium, other sulphides, violet fluorite and quartz to colloidal silica or opal.

Aurora Property Oregon – Mineral Resources and Mineral Reserves

The Aurora Report classifies the mineral resource determined to exist on the property as an Indicated Resource pursuant to the criteria prescribed by NI 43-101.  The density of drilling information is sufficient to interpret the mineralized horizons with a high level of confidence.  The calculation of an indicated resource rather than a measured resource is due to the lack of physical samples of drill core or chips which can be re-assayed, and the inability to re-enter old drill holes to confirm gamma logs of the mineralized zones.

The Aurora report calculated the grade of the mineralized zone as an average, section by section, and did not utilize any weighting factors in the calculations to determine an indicated resource of 17.69 million tons at a grade of 0.0518 eU3O8% and 18.3 million pounds contained eU3O8.  The pounds of eU3O8 for each section were tabulated along with the area and calculated volume for each section.  The total number of tons contained in the mineralized zones and the total number of pounds of eU3O8 were summed and the average grade of the entire mineralized zone was calculated from these results.  The calculated grade of 0.0518% eU3O8 agrees well with the statistical average of the sample population above the 0.03% cutoff, which is 0.0528% eU3O8.

Aurora Property Oregon – Exploration and Development

Energy Metals and our company have not completed any work beyond this data review and evaluation and the preparation of a new mineral resource model.  Future work programs are recommended by the Aurora report as follows:

1.

Twin and infill drilling and assays for grade confirmation vertical and angle holes recommended.  Approximately 50 drill holes; 20,000 feet of a combination of reverse circulation and diamond core, utilizing chemical or neutron activation assay techniques in favor of a calculated estimate from gamma probe surveys.

2.

Step-out drilling to test expansion of mineralized zone.  Approximately 10 drill holes; 5,000 feet.

3.

Metallurgical Evaluation Program completing a large diameter drill hole program 8 holes; 3000 feet and leaching tests on the core.

4.

Baseline environmental study to identify the geochemical haloes related to  radioactive material and mercury contamination.  The relationship of the contamination haloes related to the Aurora Property and the adjacent Bretz Mercury property.

5.

Completion of geologic and alteration model with 10 foot spaced bench plans through the mineralized zone based from the 100 by 200 foot spaced cross-sections created for this interpretation.

6.

Completion of Reserve/Resource Block Model using 5' by 5' by 5' blocks, compositing to 10 foot benches.

Energy Metals has acquired extensive database information on previous exploration and development on the Aurora Property.  The future exploration and development of the Aurora Property is subject to the outcome of the proposed merger with our company.

Moore Ranch Property Wyoming

Moore Ranch Property Wyoming – Description and Location

Energy Metals acquired from Mr. Sheriff,  prior to his being appointed a director of Energy Metals, several state leases and claim blocks in Wyoming that include the Moore Ranch Property.  This acquisition was made pursuant to the exercise of Energy Metals’ right of first refusal granted in the agreement for the Aurora Property and pursuant to an Agreement of Purchase and Sale dated February 18, 2005 made between Mr. Sheriff and Energy Metals.  Pursuant to the agreement Energy Metals agreed to issue 1,500,000 Energy Metals Shares as consideration for the acquisition of certain uranium properties comprising the Moore Ranch Property, the  KM & KME Blocks, the RM Block, the CD Block, and the BL Block properties and certain other Wyoming properties.  Energy Metals issued 500,000 shares of Energy Metals on November 3, 2005, 500,000 shares on January 4, 2006 and 500,000 are to be issued on or before January 5, 2007.

The following represents information summarized from the Summary Report – Moore Ranch Project, Campbell County, Wyoming and Diverse Claim Blocks in Fremont, Sweetwater and Converse Counties, Wyoming dated October 25, 2005, prepared pursuant to the provisions of NI 43-101 by B. Ainsworth, P.Eng. of Ainsworth-Jenkins Holdings Inc., an independent qualified geological and engineering consulting firm.

The Moore Ranch Property covers an area where earlier exploration, including close spaced drilling and some trenching, reportedly identified roll-front type uranium deposits.

The claims and leases lie on public lands administered by the U.S. Bureau of Land Management with an annual fee of US$125 per claim and a Wyoming State assessment of US$8.00 per claim.  Further work on the claims will require permitting by the BLM and since the area is one already dedicated to industrial activity in the form of uranium mining, it is not anticipated that exploration permits will be especially difficult to obtain.

Moore Ranch Property Wyoming – Accessibility, Climate, Local Resources, Infrastructure and Physiography

The area has a dry climate, typical of the basin and range country that extends from eastern Oregon to northern Arizona.  Winters are relatively cold having temperatures as low as -35° C with nominal snowfalls of 10 to 20 cms in the months of December and January.  Summer may have temperatures reaching 35-40° C and are fairly dry, with precipitation ranging from 10 to 20 mm per month.  The actual operating season for basic exploration purposes is from March to November. Road closures due to extreme winds may cause delays in access and occasional rainstorms can make the clay roads impassable unless the surface has been capped with sufficient gravel.

The Moore Ranch Property lies within the Powder River Basin, characterized by low relief.  With the exception of a few low hills most of the local relief is less than 30 meters (100 feet) in a general elevation of about 2,300 meters (6,900 feet).  Very few trees stand on the windswept prairie surfaces where the dominant vegetation is a type of sagebrush.  The access for drilling represents very little challenge except during break-up or after occasional rainy periods because of the clay soils and unsealed roads.

The Moore Ranch Property is located in Campbell County in the Powder River Basin.  Access from Casper is north and northeast for approximately 150 kilometers by paved state highway.  The nearest community of any size is Midway, a rural community on US 87 located 40 kilometers southwest of the property.  The area is productive in agricultural terms and has extensive private land holdings as ranches with sheep and cattle grazing and some cultivation of animal fodder.  Power lines traverse the Moore Ranch Property, servicing oil production facilities in the area.

Moore Ranch Property Wyoming – History

Uranium was first discovered in the Pumpkin Buttes area of the Powder River Basin approximately 20 kilometers north of the Moore Ranch Property in 1951.  Mining of high-grade oxidized pods in Tertiary sands in the region was carried out during the 1950’s.  More than 250 uranium occurrences are known in rocks of the White River and Wasatch formations around the Pumpkin Buttes.  Ore was discovered at depth in the mid-1960’s and exploration drilling delineated a number of deposits in the central and southern part of the Basin.  In the late 1970’s, Conoco identified the area as “the most active area in the United States for uranium exploration” and took their Moore Ranch Project into the full process of an Application for a Mine Permit – the company was planning an uranium production unit using conventional open pit mining with dewatering of the pits due to the ore being below the water table.  The declining uranium prices of the early 1980’s made the project uneconomic since Conoco was without the long-term uranium sales contract that kept other producers viable during the more than 20 year price downturn that followed.

During this period of the late 1970’s, several properties in the area were taken to feasibility study and some to production.  A few of these production units used an in situ leach method of extraction for the uranium.  Conoco carried out exploration of uranium mineralization on the Moore Ranch Property with extensive rotary and core drilling in the 1970’s.  Conoco reported a historical mineable resource of 5.2 million pounds of U3O8 in three separate bodies.  In their Mine Permit Application, Conoco reported “mineable reserves are estimated at 3.27 million tonnes (3.6 million tons) at an average grade of the average grade of 0.072 percent” U3O8.  The claims and the two leases acquired by Energy Metals under this agreement cover all of the historical mineable resource defined by Conoco in the three open pit excavations that were proposed in the Application for a Mining Permit submitted. Energy Metals has acquired 100% of the surface rights of the whole area of the Moore Ranch Project and is negotiating to acquire mineral leases in the central part of the project area that does not cover any of the mineable resource defined by Conoco.

Although access to the Moore Ranch Property deposits by open pit mining would require dewatering of the mineralized horizon and Conoco recognized the possibility of in situ leaching for the project, Conoco developed a conventional open pit mine plan with three separate pits and submitted that in a complete Application for a Mine Permit.  The documentation does not indicate that any serious evaluation was made for an in situ method of uranium recovery, despite the fact that several neighboring uranium properties were using this low environmental impact method.  Permitting by Conoco continued into the early 1980’s when the price of uranium started to decline and the project was abandoned.  The Moore Ranch Property was held most recently by Power Resources, the U.S. operating subsidiary of Cameco, and relinquished in 2003, just before the uranium prices started to recover.  No record has been available of any studies or work carried out by these parties.

The SD claims together with the contiguous State lease cover all of the area of mineralization in the three proposed pits of the Moore Ranch Property.  The small parts of the pits that are not included in the mineral title area lie on land in which Energy Metals has 100% of the surface that will be excavated for convenience and safety rather than mineral content.

Moore Ranch Property Wyoming – Regional Setting

The area of interest around the Moore Ranch Property is located in the south-central part of the Powder River Basin in Campbell County, Wyoming.  The Basin is both a structural and topographic basin.  It is a north-northwesterly trending asymmetrical syncline that extends over much of northeastern Wyoming and southeastern Montana.  It is open to the north and bounded by the Black Hills on the east, the Big Horn Mountains to the West and the Hartville Uplift and Laramie Mountains to the south.

Cretaceous and Tertiary sedimentary strata cover most of the surface within the Basin with a thickness of up to 4,000 meters (12,000 feet).  The late Cretaceous Laramide orogeny isolated the Powder River Basin from the seas to the west and pronounced subsidence began along the basin axis.  Throughout the Paleocene, the Bighorn, Laramie and Black Hills underwent continued uplift resulting in a supply of clastic material being deposited into the basin floodplain to form the Fort Union Formation.  A period of deformation and erosion accompanied by the westward tilting of the Powder River Basin preceded a final Laramide surge.  This gave rise to the clastic rocks of the Eocene Wasatch Formation and some intermittent volcanism that contributed bentonitic clays derived from the meteoric alteration of volcanic ash horizons.  During the Oligocene, local volcanism contributed to the formation of tuffaceous claystones, sandstones and conglomerate of the White River Formation.

The Wasatch Formation is the important host to uranium mineralization in the Basin.  It is comprised of continental and shallow non-marine sediments.  These include clayey sandstone, shale and minor coal.  It contains also some thick lenses of coarse, cross-bedded, arkosic sandstones, which are hosts for several uranium deposits in the

Pumpkin Buttes area.  The Wasatch Fm. reaches a maximum thickness of approximately 500 m (1,600 ft) and dips gently northwestward in the project area.

Moore Ranch Property Wyoming – Property Geology

The uranium mineralization on the Moore Ranch Property lies within a stratigraphic sequence comprised of a fairly persistent, permeable sandstone horizon of the Wasatch Formation of early Eocene age.  The thickness of the formation in the area of the property is reported to be 90 to 120 meters (300 to 400 ft).  Drill sections indicate that mineralization is hosted in a sandstone member, beneath clay and lignite beds, which also contain lenses of sandstones.  The mineralization is approximately 60 meters beneath the modern surface and lies above intermittent clay and sandstone lenses.

The Wasatch Fm. consists of fluvial sediments with thin-bedded fined grained sands and silts, claystone, and relatively continuous coal or lignite beds.  The sandstones are described as being semi-consolidated; suggesting that pit slopes would be required to be of relatively low angle.

The geological cross-section that describes the typical geology for the area of one of the proposed open pits, Pit 35 N, shows that mineralization extends beyond the pit limits and into an area where there has been a reduction of drill hole density.  This becomes interesting potential if the in situ mining approach is explored.  Since, for in situ extraction, the cut-off grade is not defined by the cost of removing large waste rock tonnages, as in the open pit mining configuration, but rather by the availability of uranium mineralization to extraction at much lower capital and operating costs.  Mineralization that may not have supported the cost of waste rock removal may become part of the volume that can be treated by the in situ technology and actually increase the available pounds of uranium compared to that indicated by the historical estimates.

Moore Ranch Property Wyoming – Mineralization

The deposit is classified as a solution front or roll front style of mineralization produced as a result of uranium dissolution and transport by oxidizing ground waters and subsequent deposition at an irregular, active boundary where a reducing environment balances the oxidative capacity of the ground waters.  Controls for the formation of this type of deposit include a moving aquifer confined between horizontal aquitards, oxygen rich water in the aquifer, some soluble species of uranium minerals and disseminated sulphides or other reductants such as carbon rich material in the unoxidized aquifer.

Uranium is progressively dissolved by the oxidizing water being recharged from the surface and transported to the chemical front at which the oxygen has been exhausted by the reductants in the sandstone.  The loss of pyrite due to oxidation has potential to be a characteristic that could be mapped by induced polarization surveys.

Moore Ranch Property Wyoming – Exploration and Development

Energy Metals has not carried out any exploration and development work on the Moore Ranch Property.

According to the Moore Ranch report, there is sufficient potential to develop zones of mineralization on the Moore Ranch Property that may be amenable to in situ leaching that further exploration work is well justified.

The Moore Ranch report recommends that the first part of this work should include acquisition and digitization of the existing database to build three-dimensional models of the deposits and to help model the hydrological regime of the mineralized areas.  A field assessment of the availability of drill holes for hydrological testing should be carried out at this time.  In the event that the database is not sufficiently available to complete digital modeling, some core drilling would be required to generate information to confirm location and grade of mineralization and make available holes for the hydrological testing.

The Moore Ranch report further recommends that this work would be followed by definition rotary drilling of higher grade sections identified in the three dimensional model with plastic casing being placed in the holes on completion to permit further use for hydrological tests.  The development of a 5 spot well pattern to carry out hydrology tests for permeability and flow rates (natural and pumped) should be started as soon as the definition drilling has completed sufficient holes into mineralization.

Energy Metals has acquired extensive database information on previous exploration and development on the Moore Ranch Property.  Prior to conducting the exploration work recommended in the Moore Ranch report, Energy Metals intends to complete the compilation of the technical information.

Antelope Property Wyoming

Antelope Property Wyoming – Description and Location

Energy Metals acquired several claim blocks in Wyoming that are included in the Antelope Property from Mr. Sheriff pursuant to an Amended and Restated Agreement of Purchase and Sale dated October 25, 2004, prior to his becoming a director of Energy Metals.  The agreement with Mr. Sheriff also included the Jab, the Twin Buttes, the Western Sheep Mountain, the Wate Pipe and the Cyclone properties and certain other Wyoming properties.  In consideration for the properties Energy Metals agreed to issue Mr. Sheriff 1,250,000 shares of Energy Metals in three separate tranches, all of which have been issued.

The following represents information summarized from the Summary Report – Antelope Uranium Project dated January 10, 2005, prepared pursuant to the provisions of NI 43-101 by B. Ainsworth, P.Eng. of Ainsworth-Jenkins Holdings Inc., an independent qualified geological and engineering consulting firm.

The Antelope Property has been the subject of significant exploration for uranium from the 1950’s to the 1970’s.  In excess of 1,300 drill holes are reported to have been completed by Newpark Resources and others.  The resource was not fully defined at that time and no additional drilling has been reported since 1979.  Preliminary evaluation suggested that parts of this resource may be amenable to in situ leach technology.

The claims lie on public lands administered by the BLM with an annual fee of US$100 per claim and a Wyoming State assessment of up to US$8.00 per claim.  Further work on the claims will require permitting by the BLM and since the area is one already dedicated to industrial activity in the form of uranium mining, it is not anticipated that exploration permits will be especially difficult to obtain.

Antelope Property Wyoming – Accessibility, Climate, Local Resources, Infrastructure and Physiography

The Antelope Property is located near the Continental Divide in Central Wyoming and can be reached by good clays road from Jeffrey City to the north and Bairoil to the east, both approximately 10-12 kilometers from the claim blocks.

The area has a dry climate, typical of the basin and range country that extends from eastern Oregon to northern Arizona.  Winters are relatively cold having temperatures as low as 35° C with nominal snowfalls of 10 to 20 cms in the months of December and January.  Summer may have temperatures reaching 35-40° C and are fairly dry, with precipitation ranging from 10 to 20 mm per month.  The actual operating season for basic exploration purposes is from March to November.  Road closures due to extreme winds may cause delays in access and occasional rainstorms can make the clay roads impassable unless the surface has been capped with sufficient gravel.

The claims cover the area of the Great Divide Basin that is characterized by internal drainage and low relief.  With the exception of a few low hills most of the local relief is less than 30 meters (100 feet) in a general elevation of about 2,300 meters (6,900 feet).  Very few trees stand on the windswept prairie surfaces where the dominant vegetation is a type of sagebrush.  The access for drilling represents very little challenge except during break-up or after occasional rainy periods because of the clay soils and unsealed roads.

The nearest power lines come into the area from Bairoil and Jeffrey City, and cross the area to service the Sweetwater uranium mill and the area of the former Sheep Mountain mine.  Both of these communities are small but might offer some labour for future operations.  The Sweetwater mill is on care and maintenance at this time and might be suitable for the treatment of uranium ores from the Antelope Property.

Antelope Property Wyoming – History

The Antelope Property is located within the Great Divide Basin which was subject to a major exploration effort during the early development of the nuclear industry in the 50’s, and subsequently in the uranium exploration of the late 70’s.  During the latter period several properties in the area were taken to feasibility studies and some to production.

The original interest in the area was prompted by the discovery at Hadsell Crossing, some time before 1936, of an unidentified yellow mineral by Mrs. Minnie McCormick of Wamsutter.  This mineral was eventually identified as schroeckingerite, a hydrated fluoro-carbonate-sulphate containing uranium.

Previous exploration of the Antelope Property was carried out by Newpark Resources, Nedco, Teton Energy Corp. and others.  According to information provided by the vendor, uranium mineralization occurs in several roll fronts within the Browns Park formation.  In excess of 1,300 drill holes are reported to have been completed.

Antelope Property Wyoming – Geological Setting

The Antelope Property is located in the Great Divide Basin, which is underlain by the Tertiary Battle Spring Formation.  This formation has a thickness, regionally, of up to 1,575 m (5,200 feet), with its principal lithologies being massive sandstone units that are generally buff to brown if oxidized and grey to green if unoxidized.  The sandstone is a poorly sorted unit with medium to coarse grained, arkosic, subangular to angular sand clasts.  Some claystone, siltstone and carbonaceous shales are interbedded in the sandstones.

Outside the project area, the Battle Spring Fm. is overlain by the Bridger Formation, which is comprised of claystones and siltstones of Upper Eocene age.  The Battle Spring Fm. is shown in oil wells of the area to be intercalated with carbonaceous shales and claystones of the Green River Formation.  This unit is a black shale which is noted for its high metal concentrations, particularly zinc, vanadium and molybdenum.  Beneath the Battle Spring Fm., the Fort Union Formation forms an impermeable barrier to downward solution migration, being comprised of fine-grained sandstones and siltstones with some carbonaceous shales and coal beds.

In regional terms the Tertiary sediments overly a thick (2000 m) sequence of Mesozoic and Paleozoic sediments that cover PreCambrian crystalline rocks in the basement.

The Antelope Property lies in a major synclinal valley formed during the Laramide Orogeny. The Battle Spring sandstones are the product of the erosion of a uraniferous granitic massif that flanks this valley.

Antelope Property Wyoming – Mineralization

The deposit is classified as a solution front or roll front style of mineralization produced as a result of uranium dissolution and transport by oxidizing ground waters and subsequent deposition at an irregular, active boundary where a reducing environment balances the oxidative capacity of the ground waters. Controls for the formation of this type of deposit include a moving aquifer confined between horizontal aquitards, oxygen rich water in the aquifer, some soluble species of uranium minerals and disseminated sulphides or other reductants such as carbon rich material in the unoxidized aquifer.

Uranium is progressively dissolved by the oxidizing water being recharged from the surface and transported to the chemical front at which the oxygen has been exhausted by the reductants in the sandstone. The loss of pyrite due to oxidation has potential to be a characteristic that could be mapped by induced polarization surveys.

Antelope Property Wyoming – Exploration and Development

Energy Metals has acquired extensive database information on previous exploration and development on the Antelope Property.  Prior to conducting the exploration work recommended in the Antelope report, Energy Metals intends to complete the compilation of the technical information.

Other Properties

Energy Metals has acquired an extensive portfolio of other properties with reported historical uranium resources, in addition to those discussed above.  A substantial number of the other properties were acquired by Energy Metals through a series of agreements with Mr. Sheriff.  Energy Metals also acquired technical data and information respecting these properties from Mr. Sheriff in a data purchase agreement as described in the section entitled “Acquisition of Prior Exploration and Development Technical Data Bases” below.  A further understanding and description of the properties, both historical and technical and any proposed exploration program awaits completion of Energy Metals’ compilation of all of the technical data it has acquired.

Pursuant to the Aurora agreement referred to under the section “Aurora Property” above, Energy Metals acquired 3 Arizona state permits, 28 Wyoming state leases and mineral claims in Wyoming, Arizona and South Dakota covering approximately 25,000 acres.

Pursuant to the Antelope agreement referred to in the section “Antelope Property” above, Energy Metals acquired  116 mineral claims and 3 state leases totalling 1,280 acres and 134  mineral claims covering approximately 8,700 acres in Arizona and Wyoming.

Pursuant to the Moore Ranch agreement referred to under the section “Moore Ranch Property”, Energy Metals acquired  29 mineral claims and 29 Wyoming state mineral leases covering approximately 15,275 acres.

Pursuant to an Agreement of Purchase and Sale dated October 25, 2004 made between Ron Driscoll, of Prescott Valley, Arizona, Energy Metals and Energy Metals Corporation (US), Energy Metals acquired a 100% interest in 123 Arizona mineral claims and 1 Arizona mining permit covering 2,820 acres together with 11 Wyoming mineral leases covering 4,760 acres.  As consideration, Energy Metals issued a total of 500,000 shares to Mr. Driscoll.

Pursuant to an Agreement of Purchase and Sale dated February 4, 2005 between Energy Metals and Garfield Resources I LLC, of Pleasant Grove, Utah, Energy Metals acquired an option to earn a 100% interest in the Congress Property located in Garfield County, Utah in consideration of the payment of $15,000 and the required issuance of 10,500 shares of Energy Metals.

Pursuant to a Letter Agreement dated November 16, 2005 between Powertech Industries Inc. of Vancouver and Energy Metals, Energy Metals agreed to sell its 100% interest in the mineral claims situated in Black Hills Meridian, South Dakota to Powertech, subject to Energy Metals retaining a production royalty of from 2% to 4%.  As consideration, Powertech agreed to issue 1,000,000 of its common shares to Energy Metals and 1,250,000 share purchase warrants entitling Energy Metals to acquire one additional share of Powertech at a price equal to not less than $1.00 per share for a period of one year.

Pursuant to an option agreement made between Energy Metals and Thelon Ventures Ltd. of Vancouver dated June 20, 2005, Energy Metals optioned a 51% interest in 49 claims in Nye County, Nevada in consideration of Thelon paying Energy Metals $20,000, spending an aggregate $1,000,000 on exploration expenditures and issuing to Energy Metals a total of 1,250,000 of its common shares to Energy Metals over a five year period, 500,000 of which shares have been issued.  Energy Metals acquired the Nye County claims by staking.

Energy Metals has acquired by staking 35 unpatented mining lode claims comprising approximately 722 acres located on federal lands southwest of Rawlins, Wyoming known as the Red Rim Property.

They cover property claim and lease groups located in Wyoming , Arizona, New Mexico all upon which extensive uranium exploration is reported to have been completed.

Acquisition of Prior Exploration and Development Technical Databases

Concurrently with its property acquisitions, Energy Metals has carried out an extensive program of acquiring technical databases respecting prior exploration and development activities and findings on the properties.

By a License and Sublicense Agreement dated June 1, 2005 between Mr. Sheriff and Energy Metals, Energy Metals acquired approximately 100 filing cabinets and flat map files containing geological and exploration data on properties acquired from Mr. Sheriff pursuant to the Aurora, Antelope and Moore Ranch agreements.  In addition, the data contains exploration information on other properties under consideration by Energy Metals for acquisition.  In consideration for the data Energy Metals, paid $1 and agreed to pay Mr. Sheriff twenty per cent of any consideration received from third parties for the use of the exploration data bases.

By a Data Sale Agreement dated September 16, 2005 between United Nuclear Energy of Gallup, New Mexico and Energy Metals, Energy Metals acquired technical data pertaining to United States and international uranium properties in consideration for a cash payment.  Energy Metals received 73 four drawer filing cabinets, and approximately 170 hundred bankers boxes full of information as well as a significant number of flat map files.  All of this information has been relocated to Energy Metals’ operations office in Casper, Wyoming.

By a Data Sale Agreement dated October 24, 2005 between  Energy Metals and John S. Wold of Casper, Wyoming, Energy Metals acquired files and records of uranium property data.  In consideration for the data Energy Metals agreed to pay Mr. Wold cash and other consideration.

By an agreement dated October 3, 2005 between Energy Metals and Standard Uranium, Energy Metals sold technical data relating to the Maybell project in Colorado, comprising geological maps and sections, well completion logs and drill logs.  In consideration for the data, Standard Uranium issued Energy Metals 10,500 of its shares.

These databases comprise data including, but are not limited to, geological reports, maps, sections and well completion logs completed by major energy companies such as Kerr Magee, Union Carbide, Conoco and others on Energy Metals’  properties and numerous other properties.  The exploration and development work described in the technical reports and data was performed to the industry standards of the day.

Energy Metals now controls one of the largest U.S. uranium databases.  The databases contain detailed exploration results or prior exploration and development work on most of Energy Metals’ properties as well as properties under consideration for acquisition.  Energy Metals is compiling the technical information for each of its properties from the data bases.  Based on this information Energy Metals and its consultants and advisors intend to design exploration and development programs for each of Energy Metals’ properties based on the results of the prior work which has been completed.

Energy Metals considers that this approach will result in significant cost savings and will allow Energy Metals to proceed to advanced exploration and development of the highest priority properties.

STANDARD URANIUM INC.

Business Overview

Prior to being acquired by Energy Metals, Standard Uranium was a junior mining company involved in the acquisition and development of historically identified uranium projects in countries with favourable geology and mining environments.  In the past three years, Standard Uranium acquired uranium projects in Arizona, Wyoming and Colorado.  In January 2006, Standard Uranium acquired the Palangana Property, the Hobson Plant and the associated satellite mining facilities and a Texas uranium geological database.

Significant Acquisitions and Dispositions

Everest Transaction

In January of 2006, Standard Uranium completed a transaction with Everest Exploration and Everest Resources Corporation (collectively referred to as Everest) pursuant to which Standard Uranium purchased the Hobson Plant, the associated satellite mining facilities, the Palangana Property and a Texas uranium geological database.  Everest Exploration and Everest Resources are privately held Texas based companies which carry on business in the uranium industry.  URN South Texas Project, Ltd., an indirectly wholly owned subsidiary of Standard Uranium, formed a joint venture company under the name South Texas Mining Venture, LLP, wherein URN South Texas Project, Ltd. holds a 99% interest and Everest Exploration holds a 1% interest.  The initial cash contributions permitted the joint venture to acquire the Hobson Plant, the associated satellite mining facilities, the Palangana Property and a Texas uranium geological database.  The aggregate cash contribution made on behalf of URN South Texas Project, Ltd. totalled $5,205,000.  The joint venture acquired the Palangana Property from Everest Resources and the assets from Everest Exploration.  Everest Exploration is the operator of the production facilities and subject to the agreement with Everest is entitled to receive a net production royalty of $0.75 per pound on the first 8,000,000 pounds of uranium oxide produced from the Hobson Plant.  In the event the Palangana Property is placed into commercial production, Everest Resources shall be entitled to an overriding royalty on the uranium produced at Palangana.  The overriding royalty percentage shall be one-percent (1%) if the sales price of uranium is $40 per pound or less and two-percent (2%) if the sales price is greater than $40 per pound.

Everest Assets

The Hobson Plant is located on 7.5 acres near the town of Hobson, Texas and was initially put into production in 1977 with final production in 1988.  Peak production was achieved in 1986 when the Hobson Plant produced 621,000 pounds of yellowcake.  The Hobson Plant is a central processing facility that includes offices, a geochemical lab and a maintenance shop capable of handling uranium loaded resin from multiple mine sites in southern Texas.  Also included in the agreement with Everest are the satellite production facilities associated with the Hobson Plant.  For a detailed description of the Hobson Plant and satellite facilities, see the section "The Palangana Project" below.

The agreement with Everest also includes an extensive Texas uranium exploration database which includes over 1,200 exploration holes generated by various entities and detailed data from another 3,000 production area holes.

The 6,200 acre Palangana Property is located about 4 miles north of Benevides, Texas in Duval County, Texas.  For a detailed description of the Palangana Property, please see the section "The Palangana Project" below.

Everest Loan

Approximately $6,000,000, which was the balance of the funds necessary to close the acquisition of the Hobson Plant, the associated satellite mining facilities, the Palangana Property and a Texas uranium geological database, was received pursuant to a loan agreement dated January 6, 2006, with Energy Metals.  The loan of up to $7,000,000, evidenced by way of a secured convertible debenture issued by Standard Uranium to Energy Metals, has an interest rate of 4% per annum and is secured, which includes security against the assets included in the agreement with Everest.  The remaining proceeds available under the convertible debenture will be advanced upon providing notice. Certain portions of the principal amount of the loan with Energy Metals shall be, from time to time, convertible into shares of Standard Uranium at the rate of $1.45 per share of Standard Uranium upon 60 days written notice to Standard Uranium from Energy Metals.  The portion of the loan that can be converted can not exceed the dollar value equal to $1.45 multiplied by 19.5% of the shares of Standard Uranium issued and outstanding on the date of the notice, such that the maximum number of shares of Standard Uranium to be issued pursuant to the notice does not exceed 19.5%. However, upon receipt of the notice, Standard Uranium shall have the option, within the 60 day notice period, of (i) prepaying the shares of Standard Uranium to be issued pursuant to the notice and all outstanding interest; or (ii) issuing the shares of Standard Uranium to be issued pursuant to the notice.  On February 2, 2006, Energy Metals advanced to Standard Uranium an additional $1,000,000 pursuant to the loan.

Technical Personnel

Standard Uranium is currently negotiating with certain individuals who would fulfil various senior consulting and employee functions directly related to the assets to be acquired pursuant to the agreement with Everest.  The compensation structure will include, among other things: (i) the granting of stock options for up to 665,000 shares of Standard Uranium, of which up to 410,000 may have an exercise price of $1.28 per share of Standard Uranium; and (ii) the issuance of up to 1,100,000 shares of Standard Uranium to be issued upon the satisfaction of certain milestones.  There is no guarantee these consulting agreements will be finalized by either Standard Uranium or subsequently by Energy Metals.

Trends

The most significant trend relating to uranium is the recent rise in the spot uranium price.  Uranium prices at the beginning of 2005 were $21.20 per pound.  By the end of 2005, the spot price had risen more than  $15 to $36.50 per pound.

MINERAL PROPERTIES OF STANDARD URANIUM

Standard Uranium has a portfolio of uranium exploration projects in Arizona, Colorado and Wyoming.  Additional field work and drilling will depend upon the acquisition of additional data and the content and results of the information acquired.

Arizona Properties

During the year ended October 31, 2004, Standard Uranium acquired eleven uranium properties from Colorado-based Western Energy Fuels, LLC.  Consideration for the acquisition consisted of a cash payment of $16,000 and the issuance of 1,000,000 common shares in the capital of Standard Uranium to the members of Western Energy Fuels.  In addition, during the year ended October 31, 2005, Standard Uranium spent $22,086 to update its existing claim position.

These Colorado Plateau properties, located in Arizona, host a number of uranium-bearing breccia pipes, some of which were prospected and drilled in the 1980's.  Breccia pipe uranium deposits are typically confined to pipe-like broken zones in excess of 600 feet below surface, and are generally higher-grade than other uranium deposits located in the United States.

Northern Colorado Properties

Maybell Property

During the year ended October 31, 2005, Standard Uranium acquired, by staking at a cost of $272,842, the right to explore certain claims located in Northwestern Colorado, near the rural community of Maybell.  The Maybell Property includes 653 lode claims and two pending State of Colorado leases covering approximately 13,000 acres and two mineral trends with thick, low-grade uranium mineralization potentially amenable to in-situ leach technology.

Uranium mineralization in the Maybell District occurs in sandstones of the Tertiary Browns Park Formation.  Production in the 1950s-1960s by Union Carbide Corp. and others yielded approximately 4,000,000 pounds from shallow open pit deposits and heap leaching.  Although some potential remains for shallow deposits, Standard Uranium believes the property's potential lies in deeper, unexplored portions of the Browns Park Formation sandstone.  Field mapping at various scales was conducted during June and July of 2005 with additional target areas identified for future investigation through mapping and drilling.  In addition, historic exploration and mining data has been acquired for the area.

Skull Creek Property

During the year ended October 31, 2005, Standard Uranium acquired, by staking at a cost of $18,370, the right to explore certain claims located in western Moffat and Rio Blanco counties of northern Colorado.  The 72 claims staked and two pending State of Colorado Leases cover a uraniferous lignite bed partially explored over a 12-mile strike length in the 1950s-1970s by sampling, drilling and underground exploration.  Additional work in this area is pending further research on past exploration work in the area.

Wyoming Properties

During the year ended October 31, 2005, Standard Uranium acquired, by staking at a cost of $176,553, the right to explore certain claims located within Wyoming:

(i)

Powder River Basin Properties

Standard Uranium's 283 claims, totalling approximately 5,000 acres, cover eight parcels ranging in size from approximately 200 to 1,200 acres.  The acquisitions cover historic development-stage drilling in the Pumpkin Buttes Area and Turnercrest Area where uranium roll front systems in the Eocene Wasatch Formation have been previously identified and mined.  All eight parcels staked by Standard Uranium contain known uranium roll front systems.  Standard Uranium is in the process of acquiring drill data on these properties, which are briefly described below.

(ii)

Pumpkin Buttes Area

The Gettysburg Group of 65 claims is the largest of Standard Uranium's claim groups.  These claims cover a three-mile strike length along the western flank of a north-trending roll front loop, the nearby eastern flank of which is under development by Power Resources Inc. the U.S. subsidiary of Cameco Corp.  The Gettysburg resource area is developed by approximately 150 drill holes in fences 400 feet apart.

Two known roll fronts on Standard Uranium's Meade Group of 51 claims are defined by approximately 100 drill holes in fences 400 to 1,000 feet apart. The Meade claims surround a group of eleven claims held by Mountain West Mines Inc. where that company has reported a resource of 850,000 pounds and are on trend with a 14.7 million pound resource owned by Power Resources (Cameco).

The Lee Group of 50 claims encompass parts of two loops of a single roll front system.  Drilling is scattered along the entire 2 3/4-mile length of the front that crosses Standard Uranium's property. Standard Uranium's claim group surround seven claims of Mountain West Mines Inc. where Standard Uranium has reported a resource of 971,000 pounds.

(iii)

Turnercrest Area

Standard Uranium's Longstreet Group of 33 claims covers the northern one-third of a 2.5-mile long area of close-spaced grid, development-stage drilling some five miles south of Power Resources' ISL Ruby Ranch property reported to contain 6.6 million pounds U3O8.  The Howard (18 claims), Reynolds (12 claims), and Ewell (24 claims) Groups are approximately two to three miles west and south of the Reno Creek ISL project previously under development by Rocky Mountain Energy (Union Pacific Railroad).  All these claims cover known roll front systems and are developed by drill hole fences on 400 to 700 foot spacing.  The Hancock Group (12 claims) covers a half-mile-long area of close-spaced grid development-stage drilling further south.

(iv)

Kaycee Area

The Kaycee District encompasses a 40-mile long series of roll front deposits hosted by sandstone units within the Eocene-age Fort Union and Wasatch Formations.  These formations host major deposits further to the east and to the south within the Powder River Basin.  Although the Kaycee area itself has no historic uranium production it lies on the western edge of the Powder River Basin, a broad basin known for both historic and current uranium production via in-situ leach.  These mineralized bodies vary in depth from less than 250 feet to as much as 475 feet.   A 1980 study by Hunkin Engineers Inc., including hydrology testing and bench-scale leach testing, concluded the deposits were amenable to ISL recovery.

Standard Uranium's position in the Kaycee District consists of 130 claims (2,280 acres) in three claim groups: Red Cloud, Tall Bull and Geronimo.  Uranium mineralization is present on all three groups and a small resource has been calculated but not confirmed.

Standard Uranium is in the process of acquiring additional data on all of the Wyoming properties and exploration will be dependent on acquiring and analyzing this information.

Palangana Project

Technical information herein for the Palangana and Hobson Plant uranium ISL project is based on information contained in a report dated November 10, 2005, entitled "Technical Report on the Palangana and Hobson Uranium In-Situ Leach Project Duval and Karnes Counties, Texas" prepared for Standard Uranium by Robert E. Blackstone, P.G., who is a "qualified person" for the purposes of National Instrument 43-101.

Summary

The Palangana Project occurs in the South Texas Uranium Belt between San Antonio and Corpus Christi.  Located in Duval County, the Palangana Property hosts one of the larger, undeveloped uranium deposits in south Texas.  The Hobson Plant, in Karnes County, approximately 100 miles north-northeast of the Palangana Property, is the site of the central ISL processing facility.  The Palangana Property is planned to operate as a satellite ion exchange loading facility to the Hobson Plant.  The Palangana Property is held under two mining leases.  South Texas physiography is characterized by a subtropical climate and low gentle relief with elevations of 300 to 500 feet above sea level, thereby supporting year-long mining operations.

Uranium mineralization at the Palangana Property was discovered in 1952 during potash exploration drilling on the Palangana salt dome.  Mineralization occurs as a series of roll front-type deposits within the Pliocene Goliad Formation.  The Goliad is one of several Tertiary formations, primarily of fluvial origin, hosting uranium in the South Texas Uranium Belt.  The roll front mineralization occurs in a permeable, 100-foot thick sandstone sequence at depths of 250 to 350 feet.  This mineralized horizon is confined by mudstones at its upper and lower boundaries.

Union Carbide Corp. acquired the property in 1958 and initiated underground mine development.  Development work was quickly abandoned due to heavy concentrations of H2S gas and Union Carbide dropped the Palangana Property.  Union Carbide subsequently reacquired the Palangana Property in 1967 after recognizing that it would be amenable to exploitation by newly emerging ISL mining technologies.  Union Carbide drilled over 4,000 exploration, development and production holes at the Palangana Property from the late 1950s through the late 1970s.  In 1979, Union Carbide reported a non-National Instrument 43 - 101 compliant resource of 2,026,000 tons averaging 0.19% eU3O8 containing 7,697,000 pounds of U3O8.  This historic resource is reliable and relevant, and is considered to be equivalent to CIM inferred resource category. Union Carbide's ISL production efforts from 1977 to 1979 were focused in a 30.7 acre area.  The results were disappointing, with approximately 340,000 pounds of U3O8 production representing a 32% to 34% recovery rate.  The low recoveries have been attributed to unfamiliarity with ISL technologies that were relatively new at the time, poorly understood geologic controls on mineralization, and curtailment of operations prior to depletion of the resource.  Union Carbide placed the property leases up for sale in 1980.

Everest Exploration evaluated the Palangana Property in 1980 and estimated a historic resource outside of the Union Carbide ISL wellfield area of 1,330,000 tons averaging 0.182% eU3O8 containing 4,840,000 million pounds of U3O8.  This historic resource is reliable and relevant, and is considered to be equivalent to the CIM inferred resource category.  Assessment of the environmental restoration liabilities resulting from Union Carbide's mining operations discouraged Everest from pursuing the acquisition further.

Chevron Resources USA Inc. acquired the Palangana Property from Union Carbide in 1980 with the intention of developing an open pit mine.  Chevron Resources estimated an open pit historic resource in 1983 of 3,229,000 tons grading 0.125 eU3O8%, containing 8.1 million pounds U3O8.  This included resources remaining in the Union Carbide ISL wellfield area.  Chevron Resources abandoned development of the property due to the low uranium prices prevalent in the early 1980s and initiated restoration activities.  In 1991, General Atomics Corp. acquired all of Chevron Resources' uranium assets, including Palangana, but did not advance the property with further exploration or production.  Instead General Atomics completed Texas state reclamation requirements in 1995 and subsequently dropped the property leases.  Everest Exploration acquired the leases in January 2005 during the recent resurgence in the price of uranium.

Mr. Blackstone has estimated a 43-101 compliant inferred resource for the Palangana Property, outside of the Union Carbide ISL wellfield area, from the Union Carbide and Chevron Resources drill data as follows:

1,906,000 tons averaging 0.15% e U3O8, yielding 5,701,000 pounds of U3O8.

The eU3O8% grades from the Union Carbide and Chevron Resources drilling and gamma ray logging appear to be to be reliable and relevant.  However, Union Carbide systematically underestimated intercept thickness.  As a result, the resource estimate is probably conservative.  Further due diligence assessment of the historic drill results could justify reclassifying some of these resources into the indicated and measured categories.  Uranium mineralization as currently defined by historic drilling remains open laterally in all directions, providing excellent potential to add to the resource base with additional drilling.  Recent U3O8 production recoveries at a nearby ISL operation ranged from 85% to 95%, and a conservative assumption for a Palangana ISL operation is 80% recovery.

Everest Exploration constructed the Hobson Plant as a uranium oxide (yellowcake) processing plant in 1979 and began ISL production from a nearby property.  From initial production through 1988, Everest Exploration operated the Hobson Plant and three satellite mining operations producing approximately 2,920,000 pounds of yellowcake.  The Hobson Plant is a significant production asset with an operating license that is still in effect.  However, the cold-standby status of the Hobson Plant over the last seventeen years will necessitate the rehabilitation, or replacement, of some components.  The nominal capacity of the Hobson Plant is +500,000 pounds U3O8/year, but an upgrade to one million pounds per year could be achieved with minimal capital investment.

In the opinion of Mr. Blackstone, the Palangana Property is a property of merit that warrants additional work and investment, and the Hobson Plant provides a current operating license, and with rehabilitation, the infrastructure necessary for yellowcake production.

Property Description and Location

The Palangana Property is in Duval County, Texas, 25 miles west of the town of Alice.  The Hobson Plant is in Karnes County, Texas, near the small town of Hobson. The two projects are approximately 100 miles apart.

The Palangana Property

South Texas Mining Venture, LLP holds rights to the Palangana Property under two In-Situ Mining leases, both of which have been reviewed in detail:

(a)

The first is between South Texas Mining Venture, LLP as the lessee and Zulema DeHoyos et al as the lessors, covering 3100.64 acres dated January 14, 2005.

(b)

The second is between South Texas Mining Venture, LLP as lessee and La Palangana Ranch LLC as the lessors, a Texas limited liability company, covering 3100.64 acres dated April 1, 2005.

The two leases are contiguous, with Schallert on the north and DeHoyos on the south. The center of these tracts is at 27° 37' 38" north latitude and 98° 24' 22" west longitude.

The DeHoyos Lease

The lease with DeHoyos, constituting a single block, is located approximately six miles north of Benevides and 12 miles southwest of San Diego in Duval County, Texas.  Pertinent provisions of the lease with DeHoyos include:

•

the lease with DeHoyos has a five-year primary term and is held by production or efforts by lessee to establish or reestablish production.  The lease can be extended for a renewal term of five years upon payment of a $75/acre bonus;

•

the lessee has all right and title to conduct all activities necessary to explore, develop and mine.  Specifically granted are: investigating, exploring, prospecting, drilling, solution mining, producing, extracting, milling, treating, processing, upgrading, removing, transporting, stockpiling and storing uranium, thorium and other fissionable of spatially associated substances. Rights to build roads, pipelines, utilities, processing structures and other necessary facilities are also granted;

•

the lessee has the right to pool and commingle uranium or other leased substances;

•

"Shut-In Royalty" provision.  This provision states that if lessee deems there is commercially recoverable uranium but has not produced by the end of the Primary or Renewal Term, or if lessee halts production because of market reasons, lessee can continue the lease in force through payment of a "Shut-In Royalty" of $10/acre for a maximum of two years, which do not have to be consecutive; and

•

Royalties for the Schallert tract are set forth in the following table.  The lessee has the right to take its royalty in kind provided that any such election must be for a minimum of one year.

Table 1.1
U3O8$/lb (Sold) Net Sales Proceeds	Royalty Percent
Less than $35	7%
$35.01 to less than $45.00	8%
$45.01 to less than $50.00	9%
$50.01 or more	10%

Mining permits and wellfield permits must be obtained from the State of Texas prior to constructing a satellite process plant on the property and drilling and constructing wellfields.  Permits for exploration are also required.

The Schallert Lease (La Palangana Ranch)

The lease with Schallert is limited to depths from the ground surface to 1,500 feet. The lease is for 3100.64 acres in Duval County, Texas.  Pertinent provisions of the lease with Schallert include:

•

the lease has a five-year primary term and is held by production thereafter and a secondary term of five years upon payment of a $60/acre bonus;

•

the lessee has all right and title to conduct all activities necessary to explore, develop and mine.  Specifically granted are: investigating, exploring, prospecting, drilling, solution mining, producing, extracting, milling, treating, processing, upgrading, removing, transporting, stockpiling and storing uranium, thorium and other fissionable or spatially associated substances;

•

the lessee has the right to pool and commingle uranium or other leased substances; and

•

"Shut-In Royalty" provision.  This provision states that if lessee deems there is commercially recoverable uranium but has not produced by the end of the primary or renewal term, or if lessee halts production because of market reasons, lessee can continue the lease in force through payment of a "Shut-In Royalty" of $10/acre for a maximum of two years, which do not have to be consecutive.

•

Royalties for the Schallert tract are set forth in the following table.  The lessee has the right to take its royalty in kind provided that any such election must be for a minimum of one year.

Table 1.2 Schallert Royalty Schedule
U3O8$/lb Sold (Net Sales Proceeds)	Royalty Percent
$25 or less	7%
$25.01 to less than $30.01	8%
$30.01 to less than $40.01	9%
$40.01 or more	10%

Mining permits and wellfield permits must be obtained from the State of Texas prior to constructing a satellite process plant on the property and drilling and constructing wellfields.  Permits for exploration are also required.

The Hobson Plant Site

South Texas Mining Venture, LLP is the 100% owner of the Hobson Plant site that covers 7.286 acres.  The Hobson Plant is on standby and is currently licensed for operation.  The administrative component of the Radioactive Material License (RML No. L03626) is current through December 31, 2006.  The Hobson waste disposal well (WDW) site (WDW-168) is located on non-contiguous property approximately 0.75 miles northwest of the Hobson plant site.  The WDW is connected to the plant site via an easement of approximately 1.25 miles.

Accessibility, Climate, Local Resources, Infrastructure and Physiography

South Texas physiography is characterized by very low, gentle relief amenable to mining operations.  The elevation at the Palangana Property, approximately 65 miles from the Gulf Coast center of Corpus Christi, is approximately 500 feet above sea level.  The elevation at the Hobson Plant is 330 feet above sea level.

The region's subtropical climate allows uninterrupted, year-round mining operations.  Temperatures during the summer range from 75 to 95 degrees Fahrenheit, although highs above 100 degrees Fahrenheit are not uncommon; winter temperatures range from 45 to 65 degrees Fahrenheit.  Humidity is generally over 85% year-round, and commonly exceeds 90% during the summer months.  Average annual rainfall is 30 inches.

The main industries are oil and gas production followed by agriculture, ranching and tourism.  The predominance of the oil and gas industry in the region assures that local resources for drilling, construction, and support for mining and exploration activities are readily available.

The Palangana Property

The Palangana Property, in Duval County, falls near the center of a triangle formed by the towns of Alice 25 miles east, Freer 15 miles northwest and Benavides 6 miles south.  Freer and Benavides are small rural agricultural towns with populations of 3,200 and 1,700 respectively.  Alice, population 19,000, is the seat of adjoining Jim Wells County and the largest nearby town. Access is excellent, with major two lane roads connecting the three surrounding towns and dirt secondary roads connecting Palangana to these. Corpus Christi, 65 miles east, is the largest metropolitan district.

The Palangana Property has ample room for all operations and a deep WDW (WDW-168) is located approximately 1000 feet to the west of, and connected to the plant site by a pipeline.  Electrical power is in place for the WDW.  Three-phase power is available on-site.  Outside of a series of wastewater tanks or a small wastewater holding pond, no waste disposal area or tailings impoundment is required for a renewed Palangana operation (Everest personal communication, Clark, 2005).

The Hobson Plant

The Hobson Plant is located one mile south of the small town of Hobson in Karnes County, Texas, along Farm Road 81.  The nearest substantial towns are Karnes City (population 3,500) seven miles southeast of Hobson, and Kenedy (population also 3,500) five miles southeast of Karnes City. Corpus Christi is 97 miles southeast and San Antonio is 40 miles northeast of Hobson.  Access to the plant is excellent with Hobson, Karnes City and Kenedy all lying along U.S. Highway 181, which connects San Antonio with Corpus Christi; Interstate Highway 37, also connecting San Antonio and Corpus Christi, parallels U.S. 181, 13 to 30 miles to the west.

History

The Palangana Property

The Palangana Property occurs in a region of south Texas that has a long history of natural resource exploitation, including oil and gas, brine and sulfur operations.  Uranium mineralization at the Palangana Property occurs in the fluvial clastic sequences of the Pliocene Goliad Formation, and is situated over the Palangana salt dome that attracted early exploration activity.

Discovery and Early Exploration – Columbia Southern Inc.

Uranium mineralization was discovered during potash exploration drilling of the Palangana Dome's gypsum-anhydrite cap rock in 1952 by Columbia Southern Inc., a subsidiary of Pittsburgh Plate Glass Corp. Columbia Southern conducted active uranium exploration drilling on the property starting in March 1956.

Records of Columbia Southern's exploration work are unavailable.  However, underground mineable uranium resources were estimated by both Columbia Southern and the U.S. Atomic Energy Commission.  The only known details of the estimation method include a 0.15% e U3O8 cutoff grade, a minimum mining thickness of three feet, and widely spaced drilling on a nominal 200 foot exploration grid.  Due to a lack of supporting information, these resources are not considered reliable, and therefore are not reported.  However, the fact that both Columbia Southern and the Atomic Energy Commission, a very reputable United States government agency, were compelled to estimate resources indicates that the potential mineability of the Palangana Property was recognized even during the earliest years of exploration.

Property Evaluation and Initial Development – Union Carbide Corp.

Union Carbide leased the Palangana Property in 1958.  An internal Union Carbide report (R. W. Scheevel, A Study of the Uranium Ore Reserves, Palangana Dome, Duval County, Texas, Nov. 29, 1957) estimated historic open pit "indicated plus inferred" resources (internal Union Carbide categories) based upon a cutoff grade of 0.04% eU3O8 and minimum thickness of three feet as given in Table 1.3.

Table 1.3
Tons	Avg e U3O8%	Pounds U3O8	Avg Thickness (ft)
2,953,000	0.16	9,449,000	7.0

The "Indicated" resources were defined by an area of influence 50 feet around outside ore holes toward barren holes and 100 feet for inside ore holes toward other ore holes.  "Inferred" resources were estimated similarly but with a maximum radius of 200 feet.  Probing was done with a Century logger with no DEFs applied, although the condition was recognized.  Union Carbide noted that densities ranged from 12.2 to 17.1 cubic feet/ton (CF/T), and that a factor of 14.8 CF/T was a reasonable figure to use for tonnage estimation (Scheevel report).  Union Carbide estimated additional "potential" resources of 2 to 6 million pounds of U3O8.  These resources are all placed into the CIM "inferred" resource category.

Union Carbide initiated property development for underground mining, but abandoned the project due to encountering unstable ground and heavy concentrations of H2S gas, a common occurrence in the Gulf Coast salt dome geologic environment.  Union Carbide subsequently dropped the property lease and exploration and development work at the Palangana Property went into a period of hiatus.

Exploration and ISL Production – Union Carbide Corp.

Union Carbide reacquired the Palangana Property in 1967 after recognizing that uranium mineralization occurred in ISL amenable roll front-type deposits.  ISL technology was in the research and development phase at the time and had not been successfully demonstrated as a commercially viable mining method.  Union Carbide conducted a small pilot ISL operation from 1969 to 1970 using push-pull ISL methods (consisting of injecting and producing from the same well).  This pilot operation yielded 12,000 pounds of uranium yellowcake (Union Carbide internal document).  The plant was dismantled and the project abandoned in 1970.

After a five year hiatus, during which ISL mining technologies matured and became more economically feasible, Union Carbide reinitiated its efforts at the Palangana Property.  This work consisted of exploration drilling in 1975 and construction of an on-site 220,000-pound/year ion exchange plant in the 1976 to 1977 timeframe followed by drilling and operation of ISL wellfields from January 1977 through October 1979.  Approximately 1,800 injection-production wells were installed in a 30.7-acre area with 1,150 outlying monitor wells (Union Carbide internal document).

An internal Union Carbide report in 1979 (author unknown) reported historic "measured-indicated-inferred" resources (internal Union Carbide categories) at a cutoff grade of 0.10% eU3O8 and GT (grade times thickness) cutoff of 0.30 foot eU3O8%:

Table 1.4
Tons	Avg eU3O8%	Pounds U3O8
2,026,000	0.19	7,697,000

These resources were estimated employing the polygonal block method.  The Union Carbide measured and indicated resource categories were based on confidence levels derived from drill intercept densities in the mineralized zones:

(a)

Measured resources were defined within a maximum 75 foot area of influence between drill holes with GT values greater than or equal to 0.30 ft-eU3O8%.

(b)

Indicated resources were defined within a maximum 150 foot area of influence between drill holes with GT values greater than or equal to 0.30 ft-eU3O8%. The estimated tons were arbitrarily reduced by 20%.

(c)

Inferred resources were defined within a maximum 150 foot area of influence between drill holes with intersections greater than or equal to 0.02 eU3O8%. The estimated tons were arbitrarily reduced by 50%.

As is presently understood, Union Carbide used a DEF of 1.17 to adjust the eU3O8 grades for the resource estimation.  However, the DEF ratio was reported to vary from 0.5 to over 2.0 for the deposit.  Union Carbide also used a host rock bulk density of 17.0 cubic feet/ton based on core data density data.  Until further review and due diligence these resources are placed into the CIM "inferred" resource category.

The Union Carbide Palangana ISL production results were poor.  Production is variously described as 318,000 to 340,000 pounds of U3O8 from the 30.7-acre resource area that was reported to contain approximately 1,000,000 pounds of eU3O8 (Union Carbide internal document).  The reasons cited for the low recovery (i.e., approximately 32% to 34%) are varied and include a lack of understanding of the optimum ISL extraction chemistry, inadequate definition of the geologic controls on uranium mineralization, utilization of the push-pull production technique that was both expensive and ineffective, and closure prior to completion of mining.

In 1980, Union Carbide put the Palangana Property lease up for sale.

Everest Evaluation

Everest evaluated the Palangana Property in 1980, and estimated a resource based upon the Union Carbide drill data (See Table 1.5). The Everest resource was estimated at a GT cutoff of 0.50 feet-eU3O8%.  Their estimation did not include the Union Carbide ISL production wellfield that Everest attributed to contain a residual 400,000 pounds of U3O8.  This historic resource is considered to be reliable and relevant, and is considered to be equivalent to the CIM inferred resource category.  Assessment of the environmental restoration liabilities resulting from Union Carbide's mining operations discouraged Everest from pursuing the acquisition further.

Table 1.5
Tons	Avg eU3O8%	Pounds U3O8
1,330,000	0.182	4,840,000

Everest also recognized Palangana's upside exploration, but only drilled six wide-spaced exploration holes as follow-up. Restoration liabilities concerning the decommissioned Palangana production wellfield dissuaded Everest from pursuing the lease purchase further (Oman personal communication, 2005).

Exploration and Reclamation – Chevron Resources

Chevron Resources acquired the Palangana leases from Union Carbide in 1981.  Chevron Resources was very active at the time in conventional open pit uranium mining in south Texas and expected that the ISL wellfield reclamation issues would be circumvented by simply mining the material as part of a larger open pit.  A 1983 Palangana cost study for open pit mining by Chevron Resources (internal company memo, Ettlinger to Bailey, 8/17/83) reported a historic "reserve" over an open pit area of 460 acres, including the old Union Carbide ISL leach area of (Table 1.6):

Table 1.6
Tons	Avg eU3O8%	Pounds U3O8
3,229,000	0.125	8,073,000

This resource included the aforementioned Union Carbide DEF factors and a density factor of 18 CF/T as determined from a review of additional core data.  Until further review and due diligence these resources are placed into the CIM "inferred" resource category.

The price of uranium declined dramatically after 1981, and Chevron Resources halted development of the property.  Chevron Resources began restoration of the old Union Carbide wellfield and ISL facility in 1986.  During the reclamation phase, Chevron Resources accomplished groundwater restoration through ground water sweep, with the excess treated water disposed of on a 90-acre permitted irrigation field.  After the irrigation permit expired in 1996, restoration activities were continued through reverse osmosis treatment and disposal of the reject into deep disposal well WDW-134 (Jacobi, Palangana report).

General Atomics Corp. (Rio Grande Resources Inc.)

In 1991, General Atomics acquired the Palangana Property, as well as other uranium projects, from Chevron Resources.  A continuation of Palangana reclamation and restoration activities was conducted by Rio Grande Resources, a General Atomics subsidiary. Dismantling of the process plant, decommissioning of the waste water ponds, and well plugging began in May 1995 and was completed in January 1996 (Jacobi, Palangana report).

In July 1995, the Texas Natural Resources Conservation Commission verified that groundwater had been restored to acceptable levels.  In December 1995, the Texas Natural Resources Conservation Commission notified Chevron Resources that the permit for disposal well WDW-134 had been voluntarily revoked. In May 1999, the United States Nuclear Regulatory Commission concurred that all reclamation activities had been completed satisfactorily (Jacobi, Palangana report).  General Atomics returned the properties to the lessors in the late 1990s.

Everest Lease Acquisitions

As noted above, Everest contemplated acquisition of the Palangana Property in 1980 but abandoned the initiative due to the prevailing low uranium price and perceived restoration liabilities.  The recent resurgent uranium market renewed Everest's interest in the Palangana Property, and they acquired the two leases in January 2005.

Hobson Plant

Construction of the Hobson Plant followed Everest's acquisition of a uranium minerals lease on property located in Karnes County near Hobson, Texas, in 1977.  The Hobson Plant was constructed in 1978 and commercial yellowcake production began in 1979.  Uranium extraction from the nearby Mocyzgemba deposit continued into 1981; aquifer restoration was initiated in February 1982 and completed in 1985 (Stover report).

The long term benefit of the Hobson Plant was the availability of an ion exchange resin processing plant capable of producing approximately +500,000 pounds of dried U3O8 yellowcake per year located in the South Texas Uranium Belt.  Everest leveraged their Hobson facility into later uranium projects, including Las Palmas (Hebbronville, Texas), Mt. Lucas (Live Oak County, Texas), and Tex-1 (Karnes County, Texas), through the implementation of the "satellite" facility concept.  This production strategy minimized uranium production costs by development of ISL mines within economic haulage distance of the central Hobson Plant.  The remote (or satellite) locations contain only the wellfields, ion exchange resin adsorption vessels, and the wellfield waste water disposal systems.  The uranium loaded ion exchange resin was trucked to the central plant for further processing through uranium recovery, precipitation, drying and packaging.

In 1980, following completion of the Mocyzgemba ISL mine, and with limited financial resources, the decision was made to operate the next project, Las Palmas, 75 miles south of Hobson, as a satellite to the Hobson project rather than to relocate the processing plant.  This economically driven choice proved to be a benchmark decision that demonstrated the economic feasibility of long distance satellite operations for uranium ISL projects.  The satellite or remote ion exchange/well field facilities previously had been introduced by Atlantic Richfield and U.S. Steel at the Clay West/Burns Ranch projects.  However, these satellites were situated within two or three miles of the Central Processing Plant rather than the 75 miles that separated Las Palmas and Hobson.

As market conditions briefly improved during the mid-1980's and the productivity at Mt. Lucas exceeded expectations, the capacity and capabilities of the Hobson facilities were expanded and upgraded.  A rotary vacuum drying system was added to reduce overall operating costs and to provide the flexibility to deliver product to any authorized conversion facility (i.e., two in the United States, one in Canada, two in Europe).  In 1984, the Hobson Plant was completely renovated to replace the original short-lived systems with higher quality, longer-lived systems.  The concrete slab underlying the equipment was repaired, re-grouted, and sealed to provide a long term, durable surface.  New elution tanks, better agitators for precipitation, and all new piping and electrical systems were installed.  The rated capacity of the facility was increased from its original 250,000 lbs U3O8/year to 500,000 lbs U3O8/year.

In 1986, the highly productive well fields at Mt Lucas provided feed stocks that pushed Hobson's annual production above 600,000 lbs U3O8.  Everest's Texas uranium projects resulted in output from the Hobson Central Processing Facility as given in Table 1.7  (Stover report):

Table 1.7
Year	Pounds U3O8
1979	6,825
1980	18,185
1981	142,576
1982	273,686
1983	298,011
1984	395,408
1985	492,281
1986	620,823
1987	471,862
1988 (estimated)	200,000

Geological Setting

Regional Geology

South Texas geology is characterized by an arcuate belt of Tertiary fluvial clastic units deposited along the passive North American plate margin paralleling the Gulf Coast from the Mexican border to Louisiana.  These sedimentary units are primarily of fluvial origin and were deposited by southeasterly flowing streams and rivers.  The stratigraphic sequences consist of packages of permeable sandstone units separated by and interbedded with intervals of siltstone and mudstone.

Local and Property Geology

The local and property geology at the Palangana Property is characterized by the occurrence of a Gulf Coast piercement salt dome.  This dome is approximately two miles in diameter and is overlain by Pliocene sediments of the Goliad Formation.  The Palangana dome is marked at the surface by a shallow circular basin surrounded by low hills rising 50 to 80 feet above the basin floor, and hence its Spanish name, Palangana, which translates to

"washbasin" in English (Steinhauser, S. R., An Occurrence of Uranium at the Palangana Salt Dome, Duval County, Texas, USAEC DAO-5-Tm-1, March 1957).

The Palangana dome has an almost perfectly circular salt core with a remarkably flat top that is approximately 10,000 feet across and occurs from 800 to 850 feet below the topographic surface.  The rocks covering the dome are essentially flat lying, but data from historic oil well drilling indicate that the beds dip from 30 to 58 degrees at depths of 3,500 to 4,200 feet.  The dome's caprock consists of a 400 foot thick sequence of anhydrite with some gypsum and calcareous material.  No structural details of the lateral beds around the salt core have been worked out as currently known from the available information.

The stratigraphy of the Palangana deposit consists of the Goliad Formation, with drill information primarily limited to depths of 400 to 500 feet that bottom in Goliad sandstones and mudstones.  The Goliad at Palangana is composed of fine- to medium-grained, often silty, channel sands interbedded with lenses of mudstone and siltstone.  For the most part, the sand is very sparsely cemented although it varies from friable to indurated.  A generalized lithologic section from youngest to oldest consists of (a) 20 to 30 feet of sand, clay and caliche, (b) 160 to 200 feet of red-brown sandy clay with occasional sand lenses, (c) a 10 to 20 foot blue-gray clay marker bed (marine), (d) a 80 to 100 foot thick sequence of sandstones and claystones that mark the uranium mineralized horizon, and (e) a blue-green clay horizon that extends to the anhydrite cap.

There is little known faulting in the area, although numerous minor faults and fracture patterns undoubtedly cut the area.  The Palangana stratigraphy is horizontal to sub-horizontal, with at most a 2-3 degree southeastly dip.

Exploration

Neither Mr. Blackstone nor Standard Uranium personnel have conducted any exploration work on the Palangana Property.  Instead, efforts to date have been confined to review of available data and critical evaluation.

Mineralization

Palangana is a multiple-stage roll front-type deposit that is wrapped around the top of the Palangana Dome in a roughly "horseshoe shaped" configuration.  As uranium-bearing ground water moved from west to east through the region, a redox front was created around a subsurface high of reduced rock on top of the dome.  This reduced ground resulted from the introduction of hydrocarbons or their derivatives, mainly hydrogen disulfide (H2S), into the Goliad aquifers through fractures and formational seepage above the dome, providing a reducing environment for uranium precipitation.

The Palangana uranium mineralization occurs in the Goliad sandstone unit at depths ranging from 250-400 feet.  The favorable sandstone unit is as much as 100 feet thick and is bounded by mudstones.  Within this unit are at least six separate sandstone horizons hosting roll-type uranium mineralization.  These units are interbedded with mudstones that served as constraining aquitards for uraniferous groundwater movement.

Mineralization occurs as uraninite and is fixed at positions where the migrating uranium-bearing solutions encountered a suitable oxidant.  Uranium values in mineralized strata grades from 0.00X% eU3O8 to several percent eU3O8.  Mineralized thicknesses range from less than one foot to several tens of feet.

Molybdenum (Mo) is a significant accessory to uranium mineralization, with an erratic distribution.  Select core assay reports were reviewed, with assays ranging from a background of approximately 50 ppm to as high as 0.23% Mo.  More typically, assays range from 0.02% to 0.04% where molybdenum levels are elevated.  It was often but not always in direct association with uranium grade (high Mo with high U3O8); often occurred within a mineralized zone but with the higher Mo grades associated with weaker mineralization of that zone; often occurred above or below uranium intercepts in weak uranium mineralization; or simply as an anomaly unassociated with uranium, probably ahead of the primary ore zone as is typical of other deposits.  The molybdenum mineral is likely jordisite, a molybdenum sulfide, since high molybdenum was associated with elevated sulfur, but no documentation of mineralogical analyses were available.  Molybdenum was not noted as a problem in the Union Carbide leach stream and Everest has not noted molybdenum as a contaminant in their other Texas operations.

Although there were few selenium assays available, it was also often elevated in the mineralized zones, its grade generally following uranium grades.  It does not appear to have a relationship to molybdenum.  The highest value observed in core analyses was 0.09% Se associated with a chemical U3O8 grade of 1.8%; Se grades of 0.01% to 0.03% in the mineralized zones were the most common. Background values were generally less than 10 ppm.

Vanadium is not common in the south Texas deposits and the few V2O5 assays available did not show an elevation in mineralized zones over background values of 0.01%-0.03% (personal communication, Oman, 2005).

There has been historic brine, sulfur and oil production from the dome on the leased properties; brine was being produced as late as 1957.  These old wells have had no influence on uranium operations.

Drilling, Sampling and Analysis and Security of Samples

General Discussion

Exploration for roll-type uranium deposits relies almost entirely on drill testing, since no surface geophysical or geochemical methods can adequately delineate even shallow subsurface uranium mineralization.  The Palangana deposit, with uranium mineralization occurring at depths of 350 to 400 feet, was drill tested with a total of over 1,280 rotary and core holes by Union Carbide and Chevron Resources (as is currently known from historic reports and records).  This total does not include more than 3,000 production holes and monitor wells drilled by Union Carbide in the ISL wellfield area from 1977 to 1979, for which many records have not been located.  Many records from the early stage exploration drilling by CRI have also been lost over the last fifty years or so.  These lost records do not impact the resource estimated for this report. Notwithstanding, from initial review of the scope and quality of work performed by Union Carbide and Chevron Resources, it is clear that both companies met or exceeded exploration best practices in place at the time.

Rotary Drilling and Logging

(i)

Standard Practices

In general, common roll-front exploration practice was to drill widely spaced rotary holes on a 400 to 1000 foot or greater grid pattern, examine cuttings for evidence of alteration-bleaching-oxidation, gamma logs for evidence of uranium mineralization, and resistivity/self-potential logs for evidence of permeable sandstone horizons.  The drill spacing was tightened further between areas of reduced and oxidized sandstone host horizons to target the uranium enriched redox boundary.  Once the roll front mineralization was intersected and its trend established, fences were drilled every 200 feet with holes within fences further tightened as required by the lateral continuity of the uranium mineralization.

The Union Carbide and Chevron Resources rotary holes were drilled to pre-targeted depths with truck-mounted mud rigs capable of drill depths up to 1,500 feet.  The holes were generally drilled to a 5-1/8-inch diameter and used a drilling fluid consisting of a polymer mud with various additives for fluid loss control.  The drill orientation was vertical, and given the shallow depth of drilling (i.e., less than 400 feet) in relatively soft sedimentary units, there was minimal hole drift or deviation. As a result, it is reasonable to assume that the holes intersected the horizontal to subhorizontal lenses of uranium mineralization at approximately a normal angle.  Rotary cuttings were examined in the field and log data recorded.

Upon completion of a drill hole, it was logged with gamma ray, selfpotential, resistivity and continuous drift by either an in-house logging truck or contract unit (see further discussion below).  Drill hole collar locations were surveyed and recorded.

(ii)

Union Carbide Rotary Drilling

Union Carbide drilling appears to have followed standard practice, but somewhat inconsistently.  The result is that the 1,117 holes are unevenly distributed over the project area.  The focus of the Union Carbide drilling was within a 3,500- by 3,400-foot area surrounding the Union Carbide ISL wellfield, an 800- by 1,700-foot area on the southwest flank of the Palangana Dome depression.  The remainder of the Union Carbide drilling appears to have targeted mineralization around the periphery of the depression, as well as topographic highs in the center of the depression.  The resulting drilling appears somewhat scattered, often occurring in clusters of 100- to 200-foot centered patterns surrounding +0.50 GT holes.  There are isolated +0.50 GT holes in a number of locations on the property, some with no other hole within hundreds of feet.  These occurrences present excellent follow-up exploration opportunities.

(iii)

Chevron Resources Rotary Drilling

Chevron Resources' drill program was limited, totaling just 163 holes, but followed a much more consistent and methodical drilling strategy.  Their exploration drilling focused on filling in areas of sparse Union Carbide drilling west and northwest of the ISL wellfield.  This region corresponds to much of the western margin of the salt dome depression.  The resulting pattern stepping west from the ISL wellfield yielded a fairly regular delineation drill grid on nominal 100 foot centers.  To the northwest, Chevron Resources' drilling was clearly for exploration and not delineation, resulting in a nominal 200 foot grid pattern.

Core Drilling, Sampling, and Assaying

(i)

Standard Practices

Core was typically 2-3/4-inches in diameter, and was boxed, split, and logged with particular attention to alteration, oxidation, lithology, and mineralization.  A hand-held Gieger counter or Scintillometer was used to define mineralized boundaries and the interval to be sent to the assay lab.  One-half the core was bagged for assay and the other half stored for later reference. None of the original physical core is available today.  All coring was done by Union Carbide as far as could be determined at the present time.

Core holes are typically sited adjacent to uranium mineralized rotary holes to provide samples for chemical assay analysis as a QA/QC check against the gamma log eU3O8 values.  This was not the case with Union Carbide core drilling at Palangana.  Instead, core drilling was simply inserted within the overall drill pattern of rotary holes.  While this non-standard approach eliminated an important QA/QC check on the rotary eU3O8 gamma log derived grades, the core material was still subjected to radiometric versus chemical assay analysis at the laboratory.

At a minimum, two assays were typically run: a percent chemical U3O8 by one of several acceptable methods and an equivalent percent U3O8 based on a "closed can" radiometric assay to determine a gamma equivalent assay to approximate the downhole gamma log. Although it was standard practice to insert QA control samples (i.e., blanks, standards, and duplicates) into the sample sequence, there are no records from the Union Carbide sampling to verify that a QA/QC procedure was followed.

(ii)

Union Carbide Core Drilling

There were 296 core holes completed by Union Carbide on the Palangana Property.  Assaying for these holes was conducted either at Union Carbide's in-house laboratories in Grand Junction or Rifle, Colorado, and at independent Core Laboratories Inc. located in Corpus Christi, Texas.  Thirty-three of the core holes were examined in detail. Core recovery was generally between 80% and 100%.  Where the loss occurred in the mineralized interval, which unfortunately happened regularly, it rendered that interval useless for disequilibrium comparison with the downhole gamma log results.

Cores were run from the top of the mineralized sand to the projected bottom of the sand, some 70-90 feet per hole. Cores were sampled on irregular intervals, but never more than one-foot per sample, based on mineralized zones from the gamma log and scintillometer readings.  Core descriptions and a graphical representation of the core hole were also included in the core hole files.

Assay sheets report "chemical" U3O8 (probably by fluorimetric method) and closed can (Core Laboratories) or radioassay (Union Carbide labs).  Most samples were also run for Mo, Se, total S, total Fe, Fe+2, Fe+3, and a few assays for V2O5 and As were also noted.  In addition, Core Laboratories Inc. ran select samples for horizontal and vertical permeability and porosity from core plugs and density measurements.

Horizontal permeability values ranged from practically zero to over eight darcies.  The lower values corresponded to mudstones and some very finegrained zones described as "silty" and/or "limy".  Within mineralized zones, horizontal permeability varies from a few hundred millidarcies to the upper limit of over eight darcies.  Sample descriptions between the two extremes are hardly different – both are most often described as very fine-grained to fine-grained, silty sandstone. Absent any analytical data and more detailed descriptions, the conclusion is that the lower permeability samples are due to more clay or calcium carbonate cement.  Vertical permeability ranged from 50% to 75% of horizontal.  Porosity percentages from core plugs ranged from the low 20s to the low 30s with an average of about 28% in the core descriptions examined.

Core plugs of a few centimeters, basically a point source, are not a particularly reliable method of determining permeability over an ore zone that covers many feet.  Pump tests are recognized as a reliable method from an ISL technical standpoint and are required for regulatory purposes.  No pump test data was available although they undoubtedly were conducted for permitting purposes.  Union Carbide settled on a density factor of 17 CF/T for rock density.  An average of 137 density values available for 15 cores studied averaged 16.8.

(iii)

Chevron Resources Core Drilling

From the available reports and records reviewed, there is no evidence that Chevron Resources conducted core drilling on the Palangana property.

Down-hole Logging and Gamma Probe Calibration

(i)

Standard Practice

Both rotary and core drill holes were down-hole logged after completion with gamma ray, self-potential, and resistivity by either an in-house logging truck or contract unit (see further discussion below).  The gamma log was obtained by lowering the gamma probe down the uncased drill hole after the drill string was removed.  The gamma ray probe, resistivity, and self-potential probes were packaged in the same probe string.  A very accurate counting wheel measured the speed and depth of the probe as it was withdrawn from the hole.

When a mineralized interval is encountered, the probe is pulled up through the zone to find its upper limit, lowered again and the mineralized zone is re-run at a less-sensitive scale to fit the plot on the gamma log paper. In addition to the gamma curve, plots are made of the resistivity and self-potential.  The resistivity and self-potential provide a continuous strip chart of the various lithologies as the probe is lifted up the drill hole.  Thus, the gamma anomalies can be correlated to a specific footage and correlated with specific lithologic units, much as in core.

The basis of the grade calculation is the area under the gamma curve, the characteristics of the sodium iodide crystal in each individual probe and the hole diameter.  Each probe's characteristics must be determined individually using known uranium standards.

The "K Factor" is a factor determined for each radiometric logging apparatus in order to standardize equivalent assays (eU3O8).  Each logging unit, probe etc. must be individually calibrated to determine its own K Factor.  K Factors can be determined from specially designed calibration pits, reference sources or cored holes.  Dead Time is a function of the probe as well and corrects for saturation of the detector in high-grade zones.  The water factor compensates for attenuation of gamma rays passing through fluid in the drill hole.

Gamma log calibration pits were constructed by the AEC at George West, Texas, for the South Texas Uranium Belt (Personal communication, Oman, 2005).  Logging trucks were calibrated regularly, typically on a monthly basis. Kfactors, dead time and water factors were derived.  Once these values are known, they can be used to calculate eU3O8 grades.  A hole-by-hole record of Kfactors, dead time and water factors for Union Carbide and Chevron Resources Palangana drilling is available in the records, indicating there were regular quality control calibration runs for the respective drilling programs.

(ii)

Union Carbide Down-Hole Logging

Union Carbide used a combination of their own logging trucks as well as those of independent contractor Century Geophysical Corp.  Each hole has a gamma log record that consists of a header sheet with the date, hole number, truck number, probe number, rerun factors, water factor, crystal size, and K-factor.  The downhole logs consist of gamma-ray, resistivity, and self-potential curves plotted by depth.  As previously noted, the resistivity and self-potential curves provided lithologic boundaries and were mainly used for correlation of sandstone units and mineralized zones between drill holes.

Union Carbide's gamma log calculations are well documented with calculation sheets accompanying each log.  The eU3O8 % grade from the gamma logs was calculated using the then industry-standard method developed originally by the AEC (Hallenburg and West).  The method consists of the following procedure:

1.

Pick bed boundaries at ½ the distance to peak counting rate.

2.

Read counting rates at half-foot intervals and record, continue tabulation to include the next bed boundary.

3.

Correct each count rate for dead time.

4.

Apply the tail factor by multiplying the first and last value by 1.38.

5.

Obtain area under the gamma curve by adding all tabulated values.

6.

Multiply the resulting area by the water factor to obtain the true area under the gamma curve.

7.

Multiply the true area by the K factor to obtain the GT (grade times thickness) product.

8.

Divide the GT by thickness to obtain eU3O8 grade in percent.

9.

If disequilibrium is known, it may be used to correct the value of grade.

It is now recognized that this method results in a conservative thickness since it ignores lower grade uranium material below the ½-height that is, in reality mineralized with U3O8.  In addition, Union Carbide often ignored the lower grade "shoulders" at the top and bottom of complex, multiple peak mineralized intercepts, thereby further reducing thickness of the anomalous interval.  Further, the strict application of ½-height cutoffs also precluded including lower grade material internal to multiple peak intercepts.  The net effect is that Union Carbide underestimated intercept thickness and overestimated eU3O8 grade.

(iii)

Chevron Resources Down-Hole Logging

Chevron Resources exclusively used the contract services of Century Geophysical Corp. for down-hole logging. Logging technologies had advanced considerably from the 1980 time frame of Union Carbide drilling. As a result, Chevron Resources logged all of their holes using two techniques: Princeton Gamma Tech and CompuLog.  The Princeton Gamma Tech probe measured U3O8 directly – making it equilibrium corrected.  The Princeton Gamma Tech probe was a precursor to the later more sophisticated, accurate, faster, less expensive and less complex neutron activation probes of today.  The Century CompuLog system calculated uranium thickness and grade intervals automatically from the down-hole gamma log at various cutoffs and graphically recorded the gamma grades at the bottom of the log.  The downhole data was also made available in digital format.

(iv)

Discussion of Disequilibrium Factor - DEF

Disequilibrium is a term for the disparity in the normal ratio between uranium and its naturally occurring radioactive daughter products that are measured by the gamma log.  Once deposited, it takes approximately one million years for uranium to form its radioactive daughter products and achieve equilibrium.  The Palangana deposit has been characterized as a "young" deposit that has yet to reach equilibrium (Oman, Palangana report).  In such deposits, the radioactivity level is lower than would be expected and actual uranium grade higher than indicated by the gamma log.  In the oxidized zone, however, the opposite might be the case; uranium has been removed, leaving radioactive daughter products behind and a higher grade interpretation from the gamma log than actual in-place uranium content.

Disequilibrium studies are an integral part of every uranium resource drilling program and are based on core sampling and a comparison of chemical assays of U3O8 vs. gamma log eU3O8 values.  The practical application is to compare the down-hole thickness and grade as calculated from the gamma-ray log to the thickness and grade as determined by chemical assay.  Completed over a statistically and geologically significant number of mineralized intervals (low grade, high grade, near the roll front, behind the roll front and on the roll front, for example), a correction factor to grade can be established.

In well established areas, especially where mining has already progressed or where the deposit is thought to be an extension of an existing orebody, disequilibrium studies may take the form of only a few check cores as twinned holes every few hundred feet along strike.  Early in the exploration program, companies may take up to 10% core. It appears that Union Carbide cored nearly 10% of all their holes, unfortunately, not as twins to known mineralized holes.

The DEF from the closed can assay and chemical, if such assays are available, is expressed as a ratio of chemical-to-radiometric (for example: 1.5:1 chemical over radiometric) and can be used as a guide.

An overall factor for disequilibrium should be compiled for each deposit and adjusted as additional information is obtained. Such factors are recognized and accepted in the industry.  Disequilibrium problems may be overcome through the use of direct measuring methods such as neutron activation or promptfission neutron logging tools (see below).  Such use, however, does not obviate the need for data validation through chemical assays.

Union Carbide's assays of chemical and closed can for the first 402 core holes drilled by Union Carbide are recorded and analyzed (Union Carbide internal document).  The calculated DEF reported is 1.65 cU3O8/eU3O8 for cU3O8 values above 0.05% with a standard deviation of 0.51.  An internal 1979 Union Carbide resource estimate (referred to in the Historical Resource section above) reports a DEF of 1.17 used for that resource.  Considerably more data and more geological experience with the deposit contributed to this adjusted figure.

It is concluded that there is a significant disequilibrium factor that must be applied to the Palangana resource, its magnitude, however, is not determinable given the data available due primarily to core loss and Union Carbide's practice of siting core holes within the regular drill pattern instead of as twins to plug holes with significant mineralization.  The latter practice reduced the number of cores with significant mineralization for comparison with gamma logs.

Comments on Drilling Results

Union Carbide and Chevron Resources confined the great majority of their drilling to less than 200 acres comprising their wellfield and the immediate vicinity.  A focus on production issues discouraged Union Carbide from an aggressive exploration and delineation program.  Chevron Resources' focus was on filling in gaps in the Union Carbide drilling necessary to evaluate the deposits for their open pit scenario. Significant mineralized intercepts were encountered outside of the production wellfield vicinity, but there was limited exploration follow-up.  For example, a 6.78 GT hole drilled in Map Quad D-6 was never offset, with the nearest hole approximately 800 feet away.  Union Carbide's drill results suggest that the Palangana property has significant upside exploration potential.

Of the 1,280 Union Carbide and Chevron Resources holes and logs, 250 or 22%, were classified as holes with significant uranium mineralization (i.e., 0.50 GT or greater).  The best GT intercept recorded was 6.78 foot-eU3O8% (14 feet grading 0.48% eU3O8).  The thickest mineralized intercept was 39 feet and the highest grade 4.11 eU3O8%.  The Palangana property hosts a significant uranium deposit that is one of the larger of the undeveloped deposits remaining in south Texas.

Comments On Sample Security

Onsite collection and conversion of downhole gamma data limits the possibility of sample contamination or tampering.  Further, the fact that the property has been drilled by many different companies over time independently verifying the tenor and style of uranium mineralization, and that the property saw limited ISL production points to the veracity of the historic drill data.

Data Verification

A review was made of extensive Everest's project files at their office in Corpus Christi, Texas.  Nearly all of this information resulted from the work of Union Carbide, Chevron Resources, and Everest.  The files include gamma ray logs, eU3O8 calculation sheets, maps, reports, memos, and miscellaneous documentation.  It is estimated that it would take up to a year to thoroughly review, verify, and convert relevant information into a digital format for compilation, integration, and analysis.

As a result, specific items were selected, reviewed, cross-checked and verified.  These items included representative down-hole logs, core data, log calculation sheets, assay data, mineral resource maps and calculations, mine production records, land records, environmental and various Everest, Union Carbide and Chevron Resources summary reports and geologic and engineering studies.

Approximately 50 representative gamma log calculations were checked and found to be mathematically and internally correct as determined by the ½- height method.  From this review, as has already been noted, it was apparent that Union Carbide underestimated the thickness of uranium mineralized intercepts that would be exploited in an in-situ wellfield with a commensurate overestimation of grade.  Whether these are offsetting is not clear, but from observation, it appears likely an increased GT would result.  No correction or recalculation was made, and Mr. Blackstone is confident that the Union Carbide gamma log eU3O8 radiometric assays result in a conservative assessment of the uranium resource.

As far as could be determined, the factual down-hole uranium assay data from the Palangana exploration programs are reliably represented by the continuous gamma-logs from the various drilling programs.  These logs were run by in-house and independent contract logging companies.  The procedure followed was standard to uranium industry practice and all required correction factors were recorded on the headings of the logs reviewed.

There was no data on probe truck calibration at test pits, although Century Geophysical operators were required by its company to run these pits regularly.  Union Carbide maintained a list of K-factors and water factors on a hole-by-hole basis, indicating they had run the calibration test pits regularly.  The calibration of probes with the USAEC (later, Department of Energy) test pit is the standard with which the uranium industry operates.  This method is analogous to a system of check assays of an assay laboratory.  The test pits are designed with uranium bearing material of the type and grade common to the area.  Many thousands of drill hole intercepts in the South Texas Uranium Belt were logged in this manner with data leading to successful mines.

Mr. Blackstone did not attempt to verify any of the sample data presented in this report by collecting samples as no further subsurface samples are available at this time and additional subsurface sampling is beyond the scope of the Technical Report.  Mr. Blackstone considers the assay results presented to be reliable.

Mineral Processing and Metallurgical Testing

Overview of ISL Uranium Mining

In-situ leaching of uranium is a noninvasive, cost-effective mining process that minimizes the environmental impact of ore extraction.  ISL technology was first demonstrated by Atlantic Richfield Co. at its Clay West Project near George West, Texas.  Since that time it has been developed into the preferred technology for uranium extraction from sandstone-hosted roll-front-type ores.  Essentially, the process extracts uranium from porous sandstone aquifers by reversing the natural processes which deposited the uranium.  The sandstone aquifers provide the

"plumbing system" for both the original emplacement of ore and the recovery of the uranium.  The uranium was emplaced by weakly oxidizing ground water that moved through the plumbing systems of the geologic formation.

Detailed mapping techniques from downhole logging tools have been developed to define the geologic controls of the original solutions, so that these same routes can be retraced for effective in-situ leaching of the ore.  Once the geometry of the ore bodies is known, the locations of injection and recovery wells are planned to effectively contact the uranium.

Following installation of the well field, the lixiviant, consisting of native ground water containing dissolved oxygen and carbon dioxide, is delivered to the uranium-bearing zone through the injection wells.  Once in contact with the mineralization, the lixiviant oxidizes the uranium minerals, allowing uranium to dissolve in the ground water. Production wells, located between the injection wells, intercept the pregnant lixiviant and pump it to the surface.

Overview of ISL Uranium Processing

A centralized or satellite ion-exchange facility extracts the uranium from the pregnant lixiviant.  Ion exchange is a reversible chemical reaction wherein a charged ion, an atom or molecule that has lost or gained an electron and thus acquired an electrical charge, in solution is exchanged for a similarly charged ion attached to an immobile solid particle, in this case, a synthetic organic resin.  The barren lixiviant, now stripped of uranium, is regenerated with oxygen and carbon dioxide and recirculated for continued leaching.

The ion exchange resin, now "loaded" with uranium, is then stripped of uranium or eluted (if a satellite operation is in progress the loaded resin is trucked to the central processing facility, otherwise the loaded resin is eluted in place).  Once eluted, the ion exchange resin is ready again for loading of uranium at the central plant or at a satellite wellfield facility (if a satellite operation, the eluted and regenerated resin is trucked back to the satellite facility).  The rich eluate is precipitated to produce a yellow cake slurry, the slurry is dewatered and dried to a final drummed yellowcake uranium concentrate.

During the mining process, slightly more water is produced from the orebearing formation than is reinjected.  This net withdrawal, or "bleed", produces a cone of depression in the mining area, controlling fluid flow and confining it to the mining zone.  The mined aquifer is surrounded, both laterally and above and below, by monitor wells that are frequently sampled to ensure that all mining fluids are retained within the mining zone.  The "bleed" also provides a chemical bleed on the aquifer to limit the buildup of species like sulfate and chloride that are affected by the leaching process.  The "bleed" water is treated for removal of uranium and radium through reverse osmosis and can be used for permitted surface irrigation.  The reverse osmosis reject is sent to a WDW.

Overview of ISL Uranium Restoration

At the conclusion of the leaching process in a well field area, the same injection and production wells and surface facilities are used for restoration of the affected ground water.  Ground water restoration is accomplished concurrently by "Ground Water Sweep" and reinjection of purified water.  In the ground water sweep process, the wellfield is pumped (without any injection of oxygen or carbonate) and native ground water flows in to replace the removed contaminated water.  Concurrently, the water removed from the wellfield is treated by reverse osmosis and the purified water is reinjected into the wellfield.  The reject is sent to the WDW.  This reinjection of very pure water results in a large increment of water quality improvement in a short time period.  Ground water restoration is continued until the affected water is returned to baseline or other required limits.

Deep disposal wells are in standard use at ISL operations.  Typically a high permeability formation at depths of 4,000 feet or greater without oil or gas production or reserves is chosen.  The well is cased and an injection system installed.  Surface injection pressures are set below the fracture gradient of the injection interval.

Reverse osmosis uses a membrane that is semi-permeable, allowing the fluid that is being purified to pass through it, while rejecting the contaminants that remain. The reverse osmosis reject is typically discarded through a deep disposal well. The aquifer restoration process is a proven and standardized system throughout the uranium ISL industry.

Following completion of aquifer restoration, stabilization and verification, wells are plugged and abandoned, well casings are cut below ground surface and the area is revegetated and returned to its pre-mining use.

Palangana Deposit Characteristics Relevant to ISL

Sandstone-hosted roll-front uranium deposits such as Palangana are especially amenable to ISL processing and mining.  As noted by the CIM uranium sub-committee, ISL operations have specific geologic conditions and engineering requirements.  These requirements and their relevance to the Palangana property are as follows:

1.

Permeability: Permeability within mineralized zones at Palangana as determined from core analyses ranges from a few hundred millidarcies to over eight darcies.  Other ISL deposits with which Mr. Blackstone is familiar are successfully operated at the lower limit of these levels.  In addition, Union Carbide, despite other production issues, successfully injected and extracted leach solutions during their ISL operations.

2.

Hydrological Confinement: Core descriptions reviewed and the Steinhauser report show that the upper boundary of the ore horizon is confined by a hard calcareous layer and a clay zone with a combined thickness of approximately 100 feet.  The lower boundary is confined by at least 75 feet of clay followed by anhydrite of the salt dome cap.

3.

Uranium Dissolution: There is no documentation regarding benchscale or field testwork of the amenability of uranium mineralization at Palangana to dissolution by alkaline leach solutions.  However, it would be highly unusual to begin a production operation without at least bench-scale testing.  It is likely that such testing was done, and it is known that Union Carbide operated push-pull field tests during the 1969-70 period with production of some 12,000 pounds U3O8.  In any case, the Union Carbide operations clearly demonstrated that uranium was leachable in an oxygenated carbonate solution.

4.

Aquifer Restoration: The method of aquifer restoration used by Union Carbide was ground water sweep and later, reverse osmosis with deep well injection of the reject.  This method, basically the standard for modern day operations, was successful in restoring the aquifer to required levels and was accepted by the State of Texas.

In summary, all of the primary geologic and engineering parameters required for an ISL project are present at Palangana.

Palangana Past Production and Analog Deposits

As discussed under the heading "Exploration and ISL Production - Union Carbide Corp.", the Palangana Property was in ISL production from 1977 to 1979.  It is assumed that Union Carbide conducted significant test work leading up to, and during production, but historic records of this work are unavailable as is presently known.

It is intended that the Palangana Property will operate as a satellite ISL facility to the Hobson Plant.  Wells will be drilled on a regular pattern into the orebody, cased and cemented.  Mineralized zones will be selectively opened through underreaming or selective packing to prevent leakage of solutions into overlying and underlying formations.  Oxygenated formation water containing bicarbonate will be injected into one set of wells (injection wells) and the solubilized uranium recovered from set of production wells 50 to 100 feet away.  Uranium in the produced solutions will be recovered in an ion exchange plant at Palangana using inorganic resin.  Uranium will be stripped from the resin, precipitated, dried and packaged for transport at the Hobson Plant.

The Union Carbide production project, although poorly operated due to various factors, proved that the Goliad sandstone host has the required permeability for ISL operations, that the ore is leachable, that uranium in leach solutions can be recovered through an ion exchange process, and that aquifer restoration can be achieved.

As previously noted under the heading "Exploration and ISL Production - Union Carbide Corp." Union Carbide did not operate the wellfields to final mine-out.  Recovery is estimated at 318,000 or 340,000 pounds U3O8 from an estimated resource of about 1,000,000 pounds, and therefore no absolute recovery factor for the Palangana property is available.  Recoveries of the inplace resource are historically assumed by ISL operators in Texas, Wyoming and

Nebraska to be 70%-80% of the in-place reserves. CIM quotes recovery is commonly 60%-70% and could be lower. However, personal communications with Cameco personnel, operators of the nearby Holiday-El Mesquite and O'Hern ISL operations, quoted recoveries of 85% to 90% of the "Measured" resource, with 100% recovery of the resource from the last wellfield at Holiday-El Mesquite.  These projects are some 30 miles southwest of the Palangana property and in the Goliad Formation as well.  A recovery factor of 80% or better is a reasonable assumption for the Palangana Property.

Union Carbide's primary problem was that it operated the ISL mine at high pH: 8 to 10 – resulting in solubilization and reprecipitation of calcite at the recovery well pumps from the reduced pressure there and in the formation as well.  Many of the pumps remain today firmly cemented in place.  In addition, the push-pull system served to continually expand the lixiviant zone because it was impossible to draw all the solutions back before degradation of solution grade and another "push" was initiated, resulting in a loss of uranium resource that could not be recovered.

Mineral Resource Estimate

The resources were estimated using the GT outline method, a common estimation technique particularly well-suited for ISL uranium deposits.  In general, the GT method uses the product of the eU3O8% grade multiplied by the true thickness (i.e., GT) for intercepts above cutoff within the mineralized horizon.  This technique accommodates the unique aspect of in situ mining where the economically extractable U3O8 cutoff is a combined function of a mineralized zone's grade and thickness, as opposed to independent criteria that must both be met.

A GT cutoff of 0.50 foot-eU3O8% was used for the Palangana estimate.  This is a common cutoff used in the South Texas Uranium Belt and is appropriate for this preliminary assessment.  The drill data used consisted of gamma ray logged eU3O8% grades that had a DEF of 1.17 applied to them in the case of Union Carbide drilling, but were uncorrected in the Chevron Resources case.  Hence, the Chevron Resources eU3O8 grades are probably conservative.

Union Carbide had prepared 26 separate 600 scale maps (i.e., 1 inch = 50 feet) on a grid system covering the entire mineralized area (i.e., extents of the Palangana Dome). Drill hole locations, hole number, depth to the mineralized intercepts and thickness and eU3O8% grade data were posted.  These data were critically reviewed and a representative number compared with original log data for validation.  From this review the Union Carbide data is judged as reliable and relevant for this preliminary assessment.  Thickness and grade data for the 163 Chevron Resources holes was compiled from Chevron Resources' Century logs in Everest's files.  These data were posted to the maps based upon collar survey data.

Uranium mineralized zones were correlated in plan using two criteria:

1.

Drill intercept grade cutoff of 0.02 eU3O8%,

2.

Drill intercept GT cutoff of 0.50 foot-eU3O8%.

Meeting both of these criteria was required for a drill hole to be included in a given mineralized zone, and hence the resource.  The historic Union Carbide ISL wellfield was excluded from the estimation.

For drill intercepts meeting the grade and GT cutoffs, the following rules and procedures for correlating mineralized drill holes into mineralized zones were applied:

1.

Zone boundaries projected one-half the distance to weakly mineralized (i.e., <= 0.10% eU3O8) adjacent holes or 35 feet, whichever was less.

2.

Zone boundaries projected three-quarters of the distance to strongly mineralized (i.e., >0.10% eU3O8) adjacent holes or 60 feet, whichever is less, if no GT is posted.

3.

For mineralized holes with no adjacent hole within 200 feet, extrapolate zone boundary 60 feet.

4.

Within the 0.50 GT correlatable zone, maximum projection along strike of the roll front was 300 feet and generally no more than 200 feet; perpendicular to strike, the maximum projection was 200 feet but generally was 120 feet or less.

The 0.50 GT contour line was drawn around the selected correlatable intercepts.  The resulting enclosed zone, or 'mineralized block', thus yielded an area that was calculated in units of square feet.  Average weighted thickness and grade of 0.50 GT and above holes within the block was calculated and an average thickness and average grade determined. A bulk density of 17 CF/T was used.

The formula for mineralized block tonnage is given by:

Tons =	Area (square feet) x. Avg. Thickness (feet)
17 cubic feet/ton

The formula to calculate pounds of U308 is given by:

Pounds U3O8=	Tons x 2000 pounds/ton x %eU3O8
100

Fifty-seven mineralized resource blocks were constructed, yielding a mineral resource estimate of:

Tons	Avg. %e U3O8	Pounds U3O8	Avg. Thickness (feet)
1,906,000	0.150	5,701,000	8.6

The increase in resources over the Everest 1980 estimation is due to addition of the Chevron Resources holes, which added materially to several resource blocks.  The resource estimated meets the requirements of Inferred Mineral Resources under the CIM Standards on Mineral Resources And Reserves adopted in 2000.  The definition states that “An ‘Inferred Mineral Resource’ is that part of a Mineral Resource for which quantity and grade or quality can be estimated on the basis of geological evidence and limited sampling and reasonably assumed, but not verified, geological and grade continuity.  The estimate is based on limited information and sampling gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes.”

LEGAL PROCEEDINGS

Energy Metals is not party to any legal proceedings and is not aware of any such proceedings known to contemplated.

EXCHANGE CONTROLS

There are presently no governmental laws, decrees or regulations in Canada which restrict the export or import of capital, or which impose foreign exchange controls or affect the remittance of interest, dividends or other payments to non-resident holders of our common shares. However, any remittances of dividends to United States residents are subject to a 15% withholding tax (5% if the beneficial owner of the dividends is a corporation owning at least 10% of our voting shares) pursuant to the Canada-U.S. Tax Convention (1980), as amended (the “Treaty”).

Except as provided in the Investment Canada Act, there are no limitations specific to the rights of non-Canadians to hold or vote shares of Energy Metals’ common stock under the laws of British Columbia, or in Energy Metals’ charter documents. The following summarizes the principal features of the Investment Canada Act for non-Canadian residents acquiring shares of Energy Metals’ common stock. This summary is of a general nature only and is not intended to be, and should not be construed to be, legal advice to any holder or prospective holder of shares of Energy Metals’ common stock, and no opinion or representation to any holder or prospective holder of shares of Energy Metals’ common stock is hereby made. Accordingly, holders and prospective holders of shares of Energy Metals’ common stock should consult with their own legal advisors with respect to the consequences of purchasing and owning shares of Energy Metals’ common stock.

The Investment Canada Act governs the acquisition of Canadian businesses by non-Canadians. Under the Investment Canada Act, non-Canadian persons or entities acquiring “control” (as defined in the Investment Canada Act) of a corporation carrying on business in Canada are required to either notify, or file an application for review with, Industry Canada. Industry Canada may review any transaction which results in the direct or indirect acquisition of control of a Canadian business, where the gross value of corporate assets exceeds certain threshold levels (which are higher for investors from members of the World Trade Organization, including Americans, or World Trade Organization member-controlled companies) or where the activity of the business is related to Canada’s cultural heritage or national identity. No change of voting control will be deemed to have occurred, for purposes of the Investment Canada Act, if less than one-third of the voting control of a Canadian corporation is acquired by an investor.

If an investment is reviewable under the Investment Canada Act, an application for review in the form prescribed is normally required to be filed with Industry Canada prior to the investment taking place, and the investment may not be implemented until the review has been completed and the Minister responsible for the Investment Canada Act is satisfied that the investment is likely to be of net benefit to Canada. If the Minister is not satisfied that the investment is likely to be of net benefit to Canada, the non-Canadian applicant must not implement the investment, or if the investment has been implemented, may be required to divest itself of control of the Canadian business that is the subject of the investment. Certain transactions relating to shares of Energy Metals’ common stock would be exempt from the Investment Canada Act, including:

- the acquisition of shares of Energy Metals’ common stock by a person in the ordinary course of that person’s business as a trader or dealer in securities;

- the acquisition of control of Energy Metals in connection with the realization of security granted for a loan or other financial assistance and not for a purpose related to the provisions of the Investment Canada Act; and

- the acquisition of control of Energy Metals by reason of an amalgamation, merger, consolidation or corporate reorganization following which the ultimate direct or indirect control in fact of Energy Metals, through ownership of shares of Energy Metals’ common stock, remains unchanged.

Certain Canadian Federal Income Tax Consequences

Energy Metals considers that the following general summary fairly describes the principal Canadian federal income tax consequences applicable to a holder of shares of Energy Metals’ common stock who is a resident of the United States, who is not, will not be and will not be deemed to be a resident of Canada for purposes of the Income Tax Act (Canada) and any applicable tax treaty and who does not use or hold, and is not deemed to use or hold, his stock in connection with carrying on a business in Canada (a “non-resident holder”).

This summary is based upon the current provisions of the Investment Tax Act, the regulations thereunder (the “Regulations”), the current publicly announced administrative and assessing policies of the Canada Revenue Agency and the Treaty. This summary also takes into account the amendments to the Investment Tax Act and the Regulations publicly announced by the Minister of Finance (Canada) prior to the date hereof (the “Tax Proposals”) and assumes that all such Tax Proposals will be enacted in their present form. However, no assurances can be given that the Tax Proposals will be enacted in the form proposed, or at all. This summary is not exhaustive of all possible Canadian federal income tax consequences applicable to a holder of our common shares and, except for the foregoing, this summary does not take into account or anticipate any changes in law, whether by legislative, administrative or judicial decision or action, nor does it take into account provincial, territorial or foreign income tax legislation or considerations, which may differ from the Canadian federal income tax consequences described herein.

This summary is of a general nature only and is not intended to be, and should not be construed to be, legal, business or tax advice to any particular holder or prospective holder of shares of Energy Metals’ common stock, and no opinion or representation with respect to the tax consequences to any holder or prospective holder of shares of Energy Metals’ common stock is made. Accordingly, holders and prospective holders of shares of Energy Metals’ common stock should consult their own tax advisors with respect to the income tax consequences of purchasing, owning and disposing of shares of Energy Metals’ common stock in their particular circumstances.

Dividends

Dividends paid on shares of Energy Metals’ common stock to a non-resident holder will be subject under the Investment Tax Act to withholding tax at a rate of 25% subject to a reduction under the provisions of an applicable tax treaty, which tax is deducted at source by Energy Metals. The Treaty provides that the Investment Tax Act standard 25% withholding tax rate is reduced to 15% on dividends paid on shares of a corporation resident in Canada (such as Energy Metals) to residents of the United States, and also provides for a further reduction of this rate to 5% where the beneficial owner of the dividends is a corporation resident in the United States that owns at least 10% of the voting shares of the corporation paying the dividend.

Capital Gains

A non-resident holder is not subject to tax under the Investment Tax Act in respect of a capital gain realized upon the disposition of a share of Energy Metals’ common stock unless such share represents “taxable Canadian property” (as defined in the Investment Tax Act) to the holder thereof.  Shares of Energy Metals’ common stock generally will be considered taxable Canadian property to a nonresident holder if:

- the non-resident holder;

- persons with whom the non-resident holder did not deal at arm’s length; or

- the non-resident holder and persons with whom such non-resident holder did not deal at arm’s length,

owned, or had an interest in an option in respect of, not less than 25% of the issued shares of any class of our capital stock at any time during the 60 month period immediately preceding the disposition of such shares. In the case of a non-resident holder to whom shares of Energy Metals represent taxable Canadian property and who is resident in the United States, no Canadian taxes will generally be payable on a capital gain realized on such shares by reason of the Treaty unless the value of such shares is derived principally from real property situated in Canada.

Certain United States Federal Income Tax Consequences

The following is a general discussion of certain possible United States Federal foreign income tax matters under current law, generally applicable to a U.S. Holder (as defined below) of shares of Energy Metals’ common stock who holds such shares as capital assets. This discussion does not address all aspects of United States Federal income tax matters and does not address consequences peculiar to persons subject to special provisions of Federal income tax law, such as those described below as excluded from the definition of a U.S. Holder. In addition, this discussion does not cover any state, local or foreign tax consequences. See “Certain Canadian Federal Income Tax Consequences” above.

The following discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, published Internal Revenue Service (“IRS”) rulings, published administrative positions of the IRS and court decisions that are currently applicable, any or all of which could be materially and adversely changed, possibly on a retroactive basis, at any time. In addition, this discussion does not consider the potential effects, both adverse and beneficial, of any recently proposed legislation which, if enacted, could be applied, possibly on a retroactive basis, at any time. No assurance can be given that the IRS will agree with such statements and conclusions, or will not take, or a court will not adopt, a position contrary to any position taken herein.

The following discussion is for general information only and is not intended to be, nor should it be construed to be, legal, business or tax advice to any holder or prospective holder of shares of Energy Metals’ common stock, and no opinion or representation with respect to the United States Federal income tax consequences to any such holder or prospective holder is made. Accordingly, holders and prospective holders of common shares should consult their own tax advisors with respect to Federal, state, local, and foreign tax consequences of purchasing, owning and disposing of our common shares.

U.S. Holders

As used herein, a “U.S. Holder” includes a holder of less than 10% of shares of Energy Metals’ common stock who is a citizen or resident of the United States, a corporation created or organized in or under the laws of the United States or of any political subdivision thereof, any entity which is taxable as a corporation for U.S. tax purposes and any other person or entity whose ownership of shares of Energy Metals’ common stock is effectively connected with the conduct of a trade or business in the United States. A U.S. Holder does not include persons subject to special provisions of Federal income tax law, such as tax-exempt organizations, qualified retirement plans, financial institutions, insurance companies, real estate investment trusts, regulated investment companies, broker-dealers, non-resident alien individuals or foreign corporations whose ownership of shares of Energy Metals’ common stock is not effectively connected with the conduct of a trade or business in the United States and shareholders who acquired their shares through the exercise of employee stock options or otherwise as compensation.

Distributions

The gross amount of a distribution paid to a U.S. Holder will generally be taxable as dividend income to the U.S. Holder for U.S. federal income tax purpose to the extent paid out of Energy Metals’ current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions which are taxable dividends and which meet certain requirements will be “unqualified dividend income” and taxed to U.S. Holders at a maximum U.S. federal rate of 15%. Distributions in excess of Energy Metals’ current and accumulated earnings and profits will be treated first as a tax-free return of capital to the extent the U.S. Holder’s tax basis in the common shares and, to the extent in excess of such tax basis, will be treated as a gain from a sale or exchange of such shares.

Capital Gains

In general, upon a sale, exchange or other disposition of common shares, a U.S. Holder will generally recognize a capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference between the amount realized on the sale or other distribution and the U.S. Holder’s adjusted tax basis in such shares. Such gain or loss will be U.S. source gain or loss and will be treated as a long-term capital gain or loss if the U.S. Holder’s holding period of the shares exceeds one year. If the U.S. Holder is an individual, any capital gain will generally be subject to U.S. federal income tax at preferential rates if specified minimum holding periods are met. The deductibility of capital losses is subject to significant limitations.

Foreign Tax Credit

A U.S. Holder who pays (or has had withheld from distributions) Canadian income tax with respect to the ownership of shares of Energy Metals’ common stock may be entitled, at the option of the U.S. Holder, to either a deduction or a tax credit for such foreign tax paid or withheld. Generally, it will be more advantageous to claim a credit because a credit reduces United States Federal income taxes on a dollar-for-dollar basis, while a deduction merely reduces the taxpayer’s income subject to tax. This election is made on a year-by-year basis and generally applies to all foreign income taxes paid by (or withheld from) the U.S. Holder during that year. There are significant and complex limitations which apply to the tax credit, among which is an ownership period requirement and the general limitation that the credit cannot exceed the proportionate share of the U.S. Holder’s United States income tax liability that the U.S. Holder’s foreign source income bears to his or its worldwide taxable income. In determining the application of this limitation, the various items of income and deduction must be classified into foreign and domestic sources. Complex rules govern this classification process. There are further limitations on the foreign tax credit for certain types of income such as “passive income”, “high withholding tax interest”, “financial services income”, “shipping income”, and certain other classifications of income. The availability of the foreign tax credit and the application of these complex limitations on the tax credit are fact specific and holders and prospective holders of shares of Energy Metals’ common stock should consult their own tax advisors regarding their individual circumstances.

Passive Foreign Investment Corporation

Energy Metals does not believe that it is a passive foreign investment corporation (a “PFIC”). However, since PFIC status depends upon the composition of a company’s income and assets and the market value of its assets and shares from time to time, there is no assurance that Energy Metals will not be considered a PFIC for any taxable year. If Energy Metals is treated as a PFIC for any taxable year during which a U.S. Holder held shares, certain adverse tax consequences could apply to the U.S. Holder.

If Energy Metals is treated as a PFIC for any taxable year, gains recognized by such U.S. Holder on a sale or other disposition of shares would be allocated ratably over the U.S. Holder’s holding period for the shares. The amount allocated to the taxable year of the sale or other exchange and to any year before Energy Metals became a PFIC would be taxed as ordinary income. The amount allocated to each other taxable year would be subject to tax at the highest rate in effect for individuals or corporations, as applicable, and an interest charge would be imposed on the amount allocated to such taxable year. Further, any distribution in respect of shares in excess of 125% of the average of the annual distributions on shares received by the U.S. Holder during the preceding three years or the U.S. Holder’s holding period, whichever is shorter, would be subject to taxation as described above. Certain elections may be available to U.S. Holders that may mitigate some of the adverse consequences resulting from PFIC status. However, regardless of whether such elections are made, dividends paid by a PFIC will not be “qualified dividend income” and will generally be taxed at the higher rates applicable to other items of ordinary income.

U.S. Holders and prospective holders should consult their own tax advisors regarding the potential application of the PFIC rules to their ownership of shares of Energy Metals’ common stock.

SELECTED FINANCIAL DATA FOR ENERGY METALS

The following information represents selected financial data of Energy Metals for the previous five fiscal years (year ended June 30).  Such selected financial data is qualified in its entirety by, and should be read in conjunction with, the consolidated financial statements of Energy Metals.

ENERGY METALS CORPORATION AND SUBSIDIARIES
STATEMENTS OF OPERATIONS DATA AND BALANCE SHEETS DATA
(Canadian dollars)

Statement of Operations	December 31, 2005(1)	2005(1)	2004(1)	2003	2002	2001
Revenues	$nil	$nil	$nil	$nil	$nil	$nil
Net Loss	$(9,277,869)	$(5,073,241)	$(171,089)	$(163,070)	$(171,047)	$(69,282)
Net Loss per share	$(0.35)	$(0.34)	$(0.03)	$(0.03)	$(0.03)	$(0.02)
Balance Sheet Data
Total Assets	$31,416,080	$20,584,124	$390,680	$156,515	$303,221	$478,350
Net Assets	$31,365,297	$20,494,151	$372,499	$133,698	$284,768	$455,815
Common Stock	$51,366,096	$34,874,778	$11,304,638	$10,849,388	$10,837,388	$10,837,388
Cash Dividends	$nil	$nil	$nil	$nil	$nil	$nil

(1)

Pursuant to Instruction 3.A to Form 20-F, we have provided selected financial data on a basis reconciled to U.S. GAAP for years ended June 30, 2005 and 2004 and for the interim period ended December 31, 2005, being those for which we are required to reconcile our primary annual financial statements in a filing under the Securities Exchange Act of 1934.

EXCHANGE RATE INFORMATION

The following table sets out exchange rates, based on the noon buying rates in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York, for the conversion of Canadian dollars into U.S. dollars in effect at the end of the following periods, the average exchange rates during such periods (based on daily noon buying rates in New York City) and the range of high and low exchange rates for such periods:

	Years ended December 31
	2005	2004	2003	2002	2001
End of period	0.8579	0.8310	0.7738	0.6329	0.6279
High for period	0.8788	0.8493	0.7738	0.6619	0.6697
Low for period	0.8361	0.7177	0.6349	0.6200	0.6241
Average for period	0.8563	0.7682	0.7138	0.6368	0.6457

The following table sets out the high and low exchange rates, based on the noon buying rate in New York City for the conversion of Canadian dollars into U.S. dollars, for the following periods:

2005	High	Low
September	0.8615	0.8418
October	0.8579	0.8413
November	0.8579	0.8361
December	0.8690	0.8521
2006
January	0.8744	0.8528
February	0.8788	0.8587

On March 28, 2006, the noon buying rate in New York City for the conversion of Canadian dollars into U.S. dollars was $0.8550 per Canadian dollar.

The presentation of selected financial information in our financial statements in U.S. dollars is for informational purposes only and information in our audited consolidated financial statements is translated to U.S. dollars for convenience using year-end exchange rates, as required by Regulation S-X of the Securities Exchange Act of 1934.

RECONCILIATION TO UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

Energy Metals’ consolidated financial statements have been prepared in accordance with Canadian GAAP.  Canadian GAAP differs in certain material respects from U.S. GAAP.  The material differences between Canadian and U.S. GAAP are summarized below.  For a complete discussion of the differences between Canadian GAAP and U.S. GAAP and their effect on Energy Metals’ consolidated financial statements please refer to Note 12, Differences between Canadian and United States Generally Accepted Accounting Principles”, to Energy Metals’ unaudited consolidated financial statements beginning on page 195 of this proxy statement.

i)

Mineral property acquisition and exploration costs

Mineral property costs, including acquisition and exploration costs, are accounted for in accordance with Canadian GAAP.  Energy Metals has determined for U.S. GAAP purposes to expense mineral property acquisition and exploration costs as incurred.  In addition, U.S. GAAP requires that exploration costs not be capitalized until a positive feasibility study is completed.  The capitalized costs of such mineral properties would then be measured, on a periodic basis, to ensure that the carrying value can be recovered on an undiscounted cash flow basis.  If the carrying value cannot be recovered on this basis, the mineral properties would be written down to net recoverable value on a discounted cash flow basis.

ii)

Marketable securities

U.S. GAAP requires marketable securities which are classified as available-for-sale to be carried at fair value, as determined by quoted published market prices, with unrealized holding gains and losses to be included in a separate component of stockholders’ equity.  In addition, net realized gains and losses on security transactions would be determined on the specific identification cost basis and included in the determination of earnings for the year.  Energy Metals has included the unrealized holding gain of $ 12,000 (2004 – nil) on its available-for-sale marketable securities in accumulated other comprehensive income for U.S. GAAP purposes.

iii)

Functional currency

Energy Metals’ functional currency is the Canadian dollar.

iv)

Credit risk

Financial instruments that potentially subject Energy Metals to concentrations of credit risk consist primarily of cash and cash equivalents. Energy Metals places its cash and cash equivalents with high quality financial institutions, thereby minimizing exposure for deposits in excess of federally insured amounts.  Energy Metals believes that credit risk associated with cash is remote.

v)

Exploration stage company

Energy Metals is in the exploration stage and, as of June 30, 2005, is considered an exploration stage company as defined by Statement of Financial Accounting Standards (“SFAS”) No. 7.  At June 30, 2005 Energy Metals has accumulated a deficit while in the exploration stage. Energy Metals entered the exploration stage with respect to uranium exploration effective on July 1, 2004.  At that time Energy Metals ceased to carry on exploration activities with respect to its other natural resource interests.

vi)

Asset retirement obligations

SFAS No. 143, “Accounting for Asset Retirement Obligations”, requires companies to record the fair value of the liability for closure and removal costs associated with the legal obligations upon retirement or removal of any tangible long-lived assets for years beginning on or after January 1, 2003.  Under this standard, the initial recognition of the liability is capitalized as part of the asset cost and depreciated over its estimated useful life. Energy Metals has determined that there are no asset retirement obligations as at June 30, 2005 and 2004.

Under Canadian GAAP, Energy Metals was not required to record asset retirement obligations as at June 30, 2004. Energy Metals determined there were no asset retirement obligations as at June 30, 2005 and 2004.

New authoritative pronouncements

In May 2005, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 154, Accounting changes and error corrections - A replacement of APB Opinion No. 20 and SFAS No. 3 (“SFAS 154”).  SFAS 154 requires retrospective application to prior periods' financial statements for changes in accounting principle.  SFAS 154 also requires that a change in depreciation, amortization, or depletion method for long-lived, non-financial assets be accounted for as a change in accounting estimate affected by a change in accounting principle.  SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.  The implementation of SFAS 154 is not expected to have a material impact on our results of operations, financial position or cash flows.

In December 2004, the FASB issued its final standard on accounting for employee stock options, SFAS No. 123 (Revised 2004), Share-based payment (“SFAS 123 (R)”). SFAS 123 (R) replaces SFAS No. 123, Accounting for stock-based compensation (SFAS 123), and supersedes APB 25, Accounting for stock issued to employees.  SFAS 123 (R) requires companies to measure compensation costs for all share-based payments, including grants of employee stock options, based on the fair value of the awards on the grant date and to recognize such expense over the period during which an employee is required to provide services in exchange for the award.  The pro forma disclosures previously permitted under SFAS 123 will no longer be an alternative to financial statement recognition.

The adoption of this new pronouncement is not expected to have a material effect on Energy Metals’ consolidated financial position or results of operations.

OPERATIONAL AND FINANCIAL REVIEW

Results of Operations for the Three months ended December 31, 2005

During the three months ended December 31, 2005, Energy Metals incurred a loss of $1,209,662 or $0.04 per share compared to $617,404 or $0.05 per share during the three months ended December 31, 2004.  The increase in loss was primarily attributable to stock-based compensation, which was $763,750 for the three months ended December 31, 2005, compared to $312,750 for the three months ended December 31, 2004.

Interest income for the three months ended December 31, 2005 amounted to $145,056 compared to $12,806 for the three months ended December 31, 2004.  The funds invested were from proceeds of private placements and exercises of stock options and warrants.

Cash increased by $10,674,075 for the three months ended December 31, 2005 compared to an increase of $4,616,095 for the three months ended December 31, 2004.  Operating activities during the three months ended December 31, 2005 used cash of $979,019 compared to $295,358 during the three months ended December 31, 2004.  During the three months ended December 31, 2005 cash outflows from investing activities, comprised of acquisitions of equipment and mineral properties, net of recovery of mineral property costs, totalled $1,691,831 compared to $234,989 for the previous year.  Financing activities such as private placements and stock options/warrants exercises, raised $12,756,125 compared to $5,146,442 for the previous year.

Summary of Quarterly Results

	2006		2005				2004
	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3
Net Sales	$nil	$nil	$nil	$nil	$nil	$nil	$nil	$nil
Net Loss	$1,209,662	$309,410	$719,753	$429,954	$617,404	$189,200	$77,401	$36,041
Basic and Diluted Net Loss per share	$0.04	$0.01	$0.03	$0.02	$0.05	$0.03	$0.01	$0.01

Results of Operations for the Year Ended June 30, 2005

During the year ended June 30, 2005, Energy Metals incurred a loss of $1,956,311 or $0.13 per share compared to $211,232 or $0.03 per share during the year ended June 30, 2004.  The increase in loss was primarily attributable to stock based compensation of $782,500 and consulting fees of $293,584 for the year ended June 30, 2005 compared to stock based compensation of $18,015 and consulting fees of $5,514 for the year ended June 30, 2004.  The increase in loss was also attributable to increases in administrative expenses, such as advertising and promotion of $151,840, management fees of $208,500 and travel expenses of $113,579 for the year ended June 30, 2005 compared to $330 for advertising and promotion, $83,000 for management fees and $9,813 for travel expenses for the year ended June 30, 2004.

Interest income for the year ended June 30, 2005 amounted to $149,073 from funds invested into money market portfolios compared to $2,567 for the year ended June 30, 2004.  These funds were from proceeds of private placements and exercises of stock options and warrants.

Cash increased by $19,327,781 during the year ended June 30, 2005 compared to an increase of $261,366 during the year ended June 30, 2004.  Operating activities during the year ended June 30, 2005 used cash of $1,102,782 compared to $182,319 for the year ended June 30, 2004.  During the year ended June 30, 2005 cash outflows from investing activities, comprised of acquisitions of equipment and mineral properties, net of recovery of mineral property costs, totalled $1,021,680 compared to $3,685 for the previous year.  Financing activities such as private placements and stock options/warrants exercises, net of share issue costs raised $21,452,243 for the year ended June 30, 2005 compared to $440,000 for the year ended June 30, 2004.

Liquidity and Capital Resources

At December 31, 2005, Energy Metals had working capital of $31,135,173 and a cash and equivalents of $29,668,357 compared to December 31, 2004 working capital of $5,376,514 and cash and equivalents of $5,387,500.  Further, at December 31, 2005 Energy Metals held marketable securities with a book value of $771,650 and a market value of $899,900.

During the three months ended December 31, 2005, Energy Metals received cash of $189,375 for stock options exercised and $392,500 for warrants exercised.

At December 31, 2005, Energy Metals had an aggregate 4,003,289 share purchase warrants exercisable, over the next sixteen months, between $1.50 and $4.00 per share which, if fully exercised, could realize $12,077,301.  Further, a total of 1,168,500 stock options exercisable between $0.35 and $3.15 have the potential to generate a total of $2,130,000 in cash over the next three years.

Energy Metals’ continued development is contingent upon its ability to raise sufficient financing both in the short and long term.  There are no guarantees that additional sources of funding will be available to Energy Metals; however, its management is committed to pursuing all possible sources of financing, has very loyal and supportive shareholders and strongly believes its existing properties and the acquired uranium interests provide Energy Metals with projects of merit that will serve to attract investors and enhance shareholder value.

Subsequent to the year ended December 31, 2005, in April of 2006 Energy Metals completed two equity financings for aggregate proceeds of CDN$58,850,000.

Off-Balance Sheet Arrangements

At December 31, 2005, Energy Metals had no material off-balance sheet arrangements such as guarantee contracts, contingent interest in assets transferred to an entity, derivative instruments obligations or any obligations that trigger financing, liquidity or market risk.

Contractual Obligations

Energy Metals’ total contractual obligations at March 30, 2006 were $289,768 and are comprised of various types of debt instruments, including, short term loans, long term loans, promissory notes, capital leases and operating leases, as follows:

Payments due by period
	Total	Less than 1 year	1-3 Years	3-5 Years	More than 5 Years
Contractual Obligations
Short-term Debt	Nil	Nil	Nil	Nil	Nil
Long-term Debt	Nil	Nil	Nil	Nil	Nil
Capital Lease	Nil	Nil	Nil	Nil	Nil
Operating Lease	$289,768	$101,281	$188,487	Nil	Nil

NATURE OF TRADING MARKETS

Energy Metals’ common shares are listed on the TSX Venture Exchange under the symbol “EMC”.  Energy Metals does not pay dividends on its common shares.  The following table summarizes the high and low of Energy Metals’ common shares on the TSX Venture Exchange for each of the periods indicated.

Year	Period	High(Cdn $)	Low(Cdn $)
2000	Year	0.38	0.18
2001	Year	0.24	0.06
2002	Year	0.22	0.12
2003	Year	0.60	0.19
2004	Year	3.52	0.57
2004	First Quarter	0.42	0.19
2004	Second Quarter	0.47	0.31
2004	Third Quarter	0.60	0.31
2004	Fourth Quarter	0.53	0.25
2005	First Quarter	1.50	0.30
2005	Second Quarter	2.10	1.25
2005	Third Quarter	3.52	1.40
2005	Fourth Quarter	2.85	2.00
2005	July	3.45	2.16
2005	August	3.50	2.90
2005	September	4.15	3.32
2005	October	3.85	2.80
2005	November	3.45	2.96
2005	December	3.60	3.05
2006	January	4.55	3.37
2006	February	4.35	3.57
2006	March	6.38	4.35

PRO FORMA INFORMATION

The following table sets out certain pro forma financial information for Energy Metals and our company assuming completion of the merger.  The following information should be read in conjunction with the unaudited Pro-forma Consolidated Financial Statements set forth below in this proxy statement.

	Qunicy Energy Corp. Common Stock January 31, 2006	Energy Metals Corporation Common Stock December 31, 2005	Pro Forma Common Stock January 31, 2006
Book Value Per Share	$0.10	$1.35	$1.39
Cash Dividends Declared	$nil	$nil	$nil
Income (Loss) Per Share	$(0.17)	$(0.06)	$(0.35)

PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro-forma consolidated financial statements were prepared by Energy Metals as of January 31, 2006.

ENERGY METALS CORPORATION

(An Exploration Stage Company)

PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

(Unaudited)

JANUARY 31, 2006

ENERGY METALS CORPORATION

(An Exploration Stage Company)

PRO-FORMA CONSOLIDATED BALANCE SHEET

JANUARY 31, 2006

(Expressed in US Dollars)

(Unaudited)

Energy Metals Corporation	Quincy Energy Corp.	Standard Uranium Inc.	Note 2	Pro-forma Adjustments	Pro-forma Consolidated

ASSETS
Current
				(a)	$ 1,091,136
				(d)	(5,018,593)
Cash and cash equivalents	$ 25,446,742	$ 4,769,499	$ 189,829	(e)	7,520,311	$ 33,998,924
Available-for-sale marketable securities	661,849	-	-	(f)	(572,647)	89,202
Receivables	92,399	41,923	25,985		-	160,307
Prepaid expenses	42,389	-	35,061		-	77,450

	26,243,379	4,811,422	250,875		3,020,207	34,325,883

Non-refundable advance	500,000	-	-	(f)	(500,000)	-
Reclamation bond	-	104,142	-		-	104,142

Property, plant and equipment	87,378	-	4,660,389	(b)	10,330,038	15,077,805
				(b)	15,033,173
				(f)	16,172,486
Mineral properties	9,424,230	7,687	1,407,468	(g)	(9,424,230)	32,620,814

	$ 36,254,987	$ 4,923,251	$ 6,318,732		$ 34,631,674	$ 82,128,644

LIABILITIES AND STOCKHOLDERS' EQUITY

Current
Accounts payable and accrued liabilities	$ 43,557	$ 81,822	$ 153,947	(b) (f)	$ 437,101 437,101	$ 1,153,528
Loan payable	-	-	5,018,593	(d)	(5,018,593)	-
				(b)	8,681,384
Deferred income taxes	-	-	-	(f)	4,157,570	12,838,954

	43,557	81,822	5,172,540		8,694,563	13,992,482
Stockholders' equity
				(a)	1,091,136
				(b)	14,345,814
				(e)	7,520,311
Capital stock	40,732,859	13,114,221	3,045,104	(f)	2,232,376	82,081,821
				(b)	(269,257)
Additional paid-in capital	1,369,555	3,300,264	269,257	(f)	(3,300,264)	1,369,555
Commitment to issue shares	2,988,160	-	-		-	2,988,160
Other accumulated comprehensive income	1,688,540					1,688,540
				(b)	2,168,169
				(f)	11,573,056
Deficit	(10,567,684)	(11,573,056)	(2,168,169)	(g)	(9,424,230)	(19,991,914)

	36,211,430	4,841,429	1,146,192		29,937,111	68,136,162

	$ 36,254,987	$ 4,923,251	$ 6,318,732		$ 34,631,674	$ 82,128,644

Basis of presentation (Note 1)

Pro-forma transactions (Note 2)

The accompanying notes are an integral part of these pro-forma consolidated financial statements.

ENERGY METALS CORPORATION

(An Exploration Stage Company)

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTH PERIOD ENDED JANUARY 31, 2006

(Expressed in US Dollars)

(Unaudited)

	Energy Metals Corporation	Quincy Energy Corp.	Standard Uranium Inc.	Note 2	Pro-forma Adjustments	Pro-forma Consolidated

EXPENSES
Administrative	$ 132,828	$ 210,858	$ 78,856		$ -	$ 422,542
Consulting fees	278,011	472,844	24,988		-	775,843
Depreciation	31,931	-	712		-	32,643
				(c)	867,809
Exploration	-	6,086,129	387,880	(g)	7,402,044	14,743,862
Foreign exchange loss (gain)	13,940	(431,763)	(72,406)		-	(490,229)
Management fees	231,719	-	-		-	231,719
Professional fees	71,865	145,995	180,137		-	397,997
Stockholder information	61,472	216,678	92,375		-	370,525
Stock-based compensation	960,754	233,239	74,126		-	1,268,119
Allowance for decline in marketable securities	73,578	-	-	(h)	(73,578)	-

LOSS FOR THE PERIOD	$ (1,856,098)	$ (6,933,980)	$ (766,668)		$ (8,196,275)	$ (17,753,021)

Basic and diluted loss per share						$ (0.36)

Weighted average number of common shares						48,927,133

The accompanying notes are an integral part of these pro-forma consolidated financial statements.

ENERGY METALS CORPORATION

(An Exploration Stage Company)

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED APRIL 30, 2005

(Expressed in US Dollars)

(Unaudited)

	Energy Metals Corporation	Quincy Energy Corp.	Standard Uranium Inc.	Note 2	Pro-forma Adjustments	Pro-forma Consolidated

EXPENSES
Administrative	$ 150,366	$ 279,070	$ 37,887		$ -	$ 467,323
Consulting fees	187,037	580,449	61,207		-	828,693
Depreciation	1,015	-	429		-	1,444
				(c)	241,416
Exploration	-	1,707,612	231,585	(g)	1,591,134	3,771,747
Foreign exchange loss (gain)	34,449	178,082	1,398		-	213,929
Management fees	89,942	-	-		-	89,942
Professional fees	79,440	172,214	53,349		-	305,003
Stockholder information	73,343	285,632	32,087		-	391,062
Stock-based compensation	381,509	213,025	220,591		-	815,125
Allowance for decline in marketable securities	15,642	-	-	(h)	(15,642)	-
				(c)	902
Write off of mineral property costs	14,912	-	(902)	(g)	(14,912)	-

LOSS FOR THE PERIOD	$ (1,027,655)	$ (3,416,084)	$ (637,631)		$ (1,802,898)	$ (6,884,268)

Basic and diluted loss per share						$ (0.18)

Weighted average number of 15 common shares						37,587,511

The accompanying notes are an integral part of these pro-forma consolidated financial statements.

ENERGY METALS CORPORATION

(An Exploration Stage Company)

NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

JANUARY 31, 2006

(Expressed in US Dollars)

(Unaudited)

1.

BASIS OF PRESENTATION

The accompanying unaudited pro-forma consolidated financial statements of Energy Metals Corporation (“Energy” or the “Company”) have been prepared by management in accordance with United States generally accepted accounting principles (“US GAAP”). The unaudited pro-forma consolidated financial statements have been prepared for inclusion in a Proxy Filing Statement dated April , 2006, in conjunction with the acquisition of all of the outstanding common shares of Quincy Energy Corp. (“Quincy”) and Standard Uranium Inc. (“Standard”) in a share for share exchange with Energy.

The acquisition of Standard has been accepted by stockholders on March 10, 2006.  However, the acquisition of Quincy is subject to acceptance by stockholders and certain securities regulatory approvals.  In the opinion of management, the pro-forma consolidated financial statements include all adjustments necessary for fair presentation of the transactions as described in Note 2.

The unaudited pro-forma consolidated financial statements are not necessarily indicative of the financial position or results of operations which would have resulted if the combination had actually occurred as assumed.

The unaudited pro-forma consolidated financial statements have been derived from the consolidated financial statements of Energy, Standard and Quincy as follows:

a)

the audited consolidated financial statements of Energy as at June 30, 2005 and for the year then ended;

b)

the unaudited interim consolidated financial statements of Energy as at December 31, 2005 and for the six month period then ended;

c)

the audited consolidated financial statements of Standard as at October 31, 2005  and for the years ended October 31, 2005 and 2004 ;

d)

the unaudited interim consolidated financial statements of Standard as at January 31, 2006 and for the three month period then ended.;

e)

the audited consolidated financial statements of Quincy as at April 30, 2005 and for the year then ended; and

f)

the unaudited interim consolidated financial statements of Quincy as at January 31, 2006 and for the nine month period then ended.

Where necessary, pro forma adjustments have been made to conform the financial information of Energy and Standard to US GAAP, as the above noted financial statements are prepared in accordance with Canadian generally accepted accounting principles (“Canadian GAAP”).  Pro forma adjustments have also been made to translate their financial information from Canadian dollars to US dollars.

The unaudited pro-forma consolidated balance sheet has been prepared as if the acquisitions of Quincy and Standard had occurred on January 31, 2006. The unaudited pro-forma consolidated statement of operations for the nine month period ended January 31, 2006 has been prepared as if the acquisitions of Quincy and Standard had occurred on May 1, 2005. The unaudited pro-forma consolidated statement of operations for the year ended April 30, 2005 has been prepared as if the acquisitions of Quincy and Standard had occurred on May 1, 2004.

ENERGY METALS CORPORATION

(An Exploration Stage Company)

NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

JANUARY 31, 2006

(Expressed in US Dollars)

(Unaudited)

1.

BASIS OF PRESENTATION (cont’d…)

The unaudited pro-forma consolidated financial statements have been prepared for illustrative purposes only and may not be indicative of the combined entity’s financial position or operating results that would have occurred if the acquisitions had been in effect at the dates indicated. Furthermore, the pro-forma consolidated statements of operations are not necessarily indicative of the operating results that may be obtained by the Company in the future. In addition, the Company has not completed the process of allocating the costs of the acquisition of Quincy or Standard to the fair value of assets acquired and liabilities assumed and expects that once it completes this exercise, there may be material adjustments to the preliminary estimates used in preparing these pro-forma consolidated financial statements.

Acquisition of Standard

Energy and Standard jointly announced on November 9, 2005 their agreement for Energy to acquire all of the outstanding common shares, options and warrants to purchase common shares of Standard.  On February 9, 2006, a definitive agreement was signed.  Under the agreement, Energy will exchange 0.64 of Energy’s common shares for each outstanding share of Standard, and Standard’s options and warrants will be exchanged for a proportionate number of Energy’s options and warrants.  A total of approximately 10,358,673 Energy common shares will be issued in the exchange of common shares or upon exercise of exchanged options and warrants.

Acquisition of Quincy

Energy and Quincy jointly announced on November 13, 2005 their agreement for Energy to acquire all of the outstanding common shares, options and warrants to purchase common shares of Quincy. On March 9, 2006, a definitive agreement was signed.  Under the agreement, Energy will exchange 0.20 of Energy’s common shares for each outstanding share of Quincy, and Quincy’s options and warrants will be exchanged for a proportionate number of Energy’s options and warrants.  A total of approximately 12,128,074 Energy common shares will be issued in the exchange of common shares or upon exercise of exchanged options and warrants.

2.

PRO-FORMA TRANSACTIONS

Pro-forma assumptions and adjustments relating to the acquisition of Standard

a)

All Standard’s outstanding options and warrants are exercised as at January 31, 2006 for cash proceeds of $1,091,136.

b)

The acquisition of Standard has been accounted for in the pro-forma consolidated balance sheet using the purchase method. The cost of the acquisition should be based on the fair market value of the consideration given, unless the fair value of the assets received are more clearly determinable. In such a case, the fair value of the net assets acquired is used. Due to the number of shares exchanged and the possible effects of price fluctuations, it was impossible to estimate the actual market value of the 10,358,673 common shares issued by Energy to acquire Standard.  Therefore, the cost of the acquisition has been determined by the fair value of Standard's net assets acquired.

ENERGY METALS CORPORATION

(An Exploration Stage Company)

NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

JANUARY 31, 2006

(Expressed in US Dollars)

(Unaudited)

2.

PRO-FORMA TRANSACTIONS (cont’d…)

Pro-forma assumptions and adjustments relating to the acquisition of Standard (cont’d…)

The preliminary allocation of the purchase price is summarized in the table below.  This allocation is subject to change.

Purchase price:

10,358,673 Energy common shares issued in exchange for

16,185,426 Standard common shares outstanding on a

fully diluted basis

$

18,482,054

Estimated transaction costs

437,101

$

18,919,155

Purchase price allocation:

Cash and cash equivalents

$

1,280,965

Receivables

25,985

Prepaid deposits

35,061

Plant, property and equipment

14,990,427

Mineral properties

16,440,641

Loan payable

 (5,018,593)

Deferred income taxes

(8,681,384)

Accounts payable and accrued liabilities

(153,947)

Total allocation of purchase price

$

18,919,155

Total transaction costs and fees, including advisors, legal, accounting, exchange fees, regulatory fees, and Standard’s severance costs are estimated to be approximately $437,101.

c)

Standard’s acquisition and exploration costs of mineral properties for the nine months ended January 31, 2006 of $867,809 and for the year ended April 30, 2005 of $241,416 have been capitalized to mineral properties under Canadian GAAP.  Accumulated acquisition and exploration costs of mineral properties as at January 31, 2006 are $1,407,468.  These amounts have been charged to expense as incurred in the pro forma consolidated financial statements to comply with US GAAP.

d)

On January 6, 2006, Energy Metals advanced $5,028,593 to Standard.  This amount is eliminated upon consolidation.

ENERGY METALS CORPORATION

(An Exploration Stage Company)

NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

JANUARY 31, 2006

(Expressed in US Dollars)

(Unaudited)

2.

PRO-FORMA TRANSACTIONS (cont’d…)

Pro-forma assumptions and adjustments relating to the acquisition of Quincy

e)

All Quincy’s outstanding options and warrants are exercised as at December 31, 2005 for cash proceeds of $7,520,311.

f)

The acquisition of Quincy has been accounted for in the pro-forma consolidated balance sheet using the purchase method. The cost of the acquisition should be based on the fair market value of the consideration given, unless the fair value of the assets received are more clearly determinable. In such a case, the fair value of the net assets acquired is used. Due to the number of shares exchanged and the possible effects of price fluctuations it was impossible to estimate the actual market value of the 12,128,074 common shares issued by Energy to acquire Quincy.  Therefore, the cost of the acquisition has been determined by the fair value of Quincy's net assets acquired

The preliminary allocation of the purchase price is summarized in the table below.  This allocation is subject to change.

Purchase price:

12,128,074 Energy common shares issued in exchange for

60,640,370 Quincy common shares outstanding on a fully

diluted basis

$

22,866,908

Prior advance to Quincy

500,000

Quincy shares owned by Energy cancelled and retired

572,647

Estimated transaction costs

437,101

$

24,376,656

Purchase price allocation:

Cash and cash equivalents

$

12,289,810

Receivables

41,923

Prepaid deposits

104,142

Mineral properties

16,180,173

Deferred income taxes

(4,157,570)

Accounts payable and accrued liabilities

(81,822)

Total allocation of purchase price

$

24,376,656

Total transaction costs and fees, including advisors, legal, accounting, exchange fees, regulatory fees, and Quincy’s severance costs are estimated to be approximately $437,101.

ENERGY METALS CORPORATION

(An Exploration Stage Company)

NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

JANUARY 31, 2006

(Expressed in US Dollars)

(Unaudited)

2.

PRO-FORMA TRANSACTIONS (cont’d…)

Pro-forma assumptions and adjustments relating to Energy

g)

Energy’s acquisition and exploration costs of mineral properties for the nine months ended January 31, 2006 of $7,402,044 and for the year ended April 30, 2005 of $1,591,134 have been capitalized as mineral properties under Canadian GAAP.  Accumulated acquisition and exploration costs of mineral properties as at January 31, 2006 are $9,424,230.  These costs are charged to expense as incurred in the pro forma consolidated financial statements to comply with US GAAP.   The amount of $14,912 for write-off of mineral property costs for the year ended April 30, 2005 has also been reversed to comply with US GAAP.

h)

Energy’s available-for-sale marketable securities are accounted for at the lower of cost and fair market value under Canadian GAAP.  The allowances for decline in value of $ 73,578 for the nine months ended January 31, 2006 and of $ 15,642 for the year ended April 30, 2005 have been eliminated from net income for the periods to comply with US GAAP.

3.

PRO-FORMA LOSS PER SHARE

 Nine months ended

 January 31, 2006

Weighted average number of Energy common shares

  26,440,386

Number of Energy common shares to be issued to Standard’s stockholders

  10,358,673

Number of Energy common shares to be issued to Quincy’s stockholders

  12,128,074

Pro-forma weighted average number of shares of Energy

  48,927,133

Pro-forma loss for the period

$ (17,753,021)

Pro-forma basic and diluted loss per share

$            (0.36)

ENERGY METALS CORPORATION

(An Exploration Stage Company)

NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

JANUARY 31, 2006

(Expressed in US Dollars)

(Unaudited)

3.

PRO-FORMA LOSS PER SHARE (cont’d…)

                 Year ended

 April 30, 2005

Weighted average number of Energy common shares

 15,100,764

Number of Energy common shares to be issued to Standard’s stockholders

  10,358,673

Number of Energy common shares to be issued to Quincy’s stockholders

  12,128,074

Pro-forma weighted average number of shares of Energy

  37,587,511

Pro-forma loss for the year

$ (6,884,268)

Pro-forma basic and diluted loss per share

$          (0.18)

ENERGY METALS CORPORATION

(An Exploration Stage Company)

NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

JANUARY 31, 2006

(Expressed in US Dollars)

(Unaudited)

4.

ENERGY METALS CORPORATION – TRANSLATION TO US DOLLARS

Balance sheet as at January 31, 2006

	Energy Metals Corporation CAD	Exchange rate	Energy Metals Corporation USD

Cash and cash equivalents	$ 29,668,357	1.1659	$ 25,446,742
Available-for-sale marketable securities	771,650	1.1659	661,849
Receivables	107,728	1.1659	92,399
Prepaid expenses and deposits	49,421	1.1659	42,389

	30,597,156		26,243,379

Non refundable advance	588,800	1.1659	500,000
Property, plant and equipment	101,874	1.1659	87,378
Mineral properties	10,987,710	1.1659	9,424,230

	$ 42,275,540		$ 36,254,987

Accounts payable and accrued liabilities	$ 50,783	1.1659	$ 43,557

Capital stock	51,366,096		40,732,859
Additional paid-in capital	1,685,966		1,369,555
Commitment to issue shares	3,575,000		2,988,160
Other accumulated comprehensive income	-		1,688,540
Deficit	(14,402,305)		(10,567,684)

	42,224,757		36,211,430

	$ 42,275,540		$ 36,254,987

ENERGY METALS CORPORATION

(An Exploration Stage Company)

NOTES TO THE CONSOLIDATED PRO-FORMA FINANCIAL STATEMENTS

JANUARY 31, 2006

(Expressed in US Dollars)

(Unaudited)

4.

ENERGY METALS CORPORATION – TRANSLATION TO US DOLLARS  (cont’d…)

Statement of operations for the nine month period ended January  31, 2006

	Energy Metals Corporation CAD	Exchange rate	Energy Metals Corporation USD

EXPENSES
Administrative	$ 160,217	1.2062	$ 132,828
Consulting fees	335,337	1.2062	278,011
Depreciation	38,515	1.2062	31,931
Foreign exchange loss	16,814	1.2062	13,940
Management fees	279,500	1.2062	231,719
Professional fees	86,683	1.2062	71,865
Stockholder information	74,148	1.2062	61,472
Stock-based compensation	1,158,861	1.2062	960,754
Allowance for decline in marketable securities	88,750	1.2062	73,578

LOSS FOR THE PERIOD	$ (2,238,825)		$ (1,856,098)

ENERGY METALS CORPORATION

(An Exploration Stage Company)

NOTES TO THE CONSOLIDATED PRO-FORMA FINANCIAL STATEMENTS

JANUARY 31, 2006

(Expressed in US Dollars)

(Unaudited)

4.

ENERGY METALS CORPORATION – TRANSLATION TO US DOLLARS  (cont’d…)

Statement of operations for the year ended April 30, 2005

	Energy Metals Corporation CAD	Exchange rate	Energy Metals Corporation USD

EXPENSES

Administrative	$ 192,258	1.2786	$ 150,366
Consulting fees	239,146	1.2786	187,037
Depreciation	1,298	1.2786	1,015
Foreign exchange loss	44,046	1.2786	34,449
Management fees	115,000	1.2786	89,942
Professional fees	101,572	1.2786	79,440
Stockholder information	93,776	1.2786	73,343
Stock-based compensation	487,797	1.2786	381,509
Allowance for decline in marketable securities	20,000	1.2786	15,642
Write off of mineral property costs	19,066	1.2786	14,912

LOSS FOR THE YEAR	$ (1,313,959)		$ (1,027,655)

ENERGY METALS CORPORATION

(An Exploration Stage Company)

NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

JANUARY 31, 2006

(Expressed in US Dollars)

(Unaudited)

5.

STANDARD URANIUM INC. – TRANSLATION TO US DOLLARS

Balance sheet as at January 31, 2006

	Standard Uranium Inc. CAD	Exchange rate	Standard Uranium Inc. USD

Cash and cash equivalents	$ 217,145	1.1439	$ 189,829
Receivables	29,724	1.1439	25,985
Prepaid expenses and deposits	40,106	1.1439	35,061

	286,975		250,875

Property, plant and equipment	5,331,019	1.1439	4,660,389
Mineral properties	1,610,003	1.1439	1,407,468

	$ 7,227,997		$ 6,318,732

Accounts payable and accrued liabilities	$ 176,100	1.1439	$ 153,947
Loan payable	5,740,768	1.1439	5,018,593

	5,916,868		5,172,540

Capital stock	3,483,294	1.1439	3,045,104
Additional paid-in capital	308,003	1.1439	269,257
Deficit	(2,480,168)	1.1439	(2,168,169)

	1,311,129		1,146,192

	$ 7,227,997		$ 6,318,732

ENERGY METALS CORPORATION

(An Exploration Stage Company)

NOTES TO THE CONSOLIDATED PRO-FORMA FINANCIAL STATEMENTS

JANUARY 31, 2006

(Expressed in US Dollars)

(Unaudited)

5.

STANDARD URANIUM INC. – TRANSLATION TO US DOLLARS  (cont’d…)

Statement of operations for the nine month period ended January  31, 2006

	Standard Uranium Inc. CAD	Exchange rate	Standard Uranium Inc. USD

EXPENSES
Administrative	$ 94,422	1.1974	$ 78,856
Consulting fees	29,921	1.1974	24,988
Depreciation	853	1.1974	712
Exploration	464,447	1.1974	387,880
Foreign exchange loss	(86,669)	1.1974	(72,406)
Professional fees	215,696	1.1974	180,137
Stockholder information	110,610	1.1974	92,375
Stock-based compensation	88,758	1.1974	74,126

LOSS FOR THE PERIOD	$ (918,008)		$ (766,668)

ENERGY METALS CORPORATION

(An Exploration Stage Company)

NOTES TO THE CONSOLIDATED PRO-FORMA FINANCIAL STATEMENTS

JANUARY 31, 2006

(Expressed in US Dollars)

(Unaudited)

5.

STANDARD URANIUM INC. – TRANSLATION TO US DOLLARS  (cont’d…)

Statement of operations for the year ended April 30, 2005

	Standard Uranium Inc. CAD	Exchange rate	Standard Uranium Inc. USD

EXPENSES

Administrative	$ 48,105	1.2697	$ 37,887
Consulting fees	77,715	1.2697	61,207
Depreciation	545	1.2697	429
Exploration	294,044	1.2697	231,585
Foreign exchange loss	1,775	1.2697	1,398
Professional fees	67,737	1.2697	53,349
Stockholder information	40,741	1.2697	32,087
Stock-based compensation	280,085	1.2697	220,591
Write off of mineral property costs	(1,145)	1.2697	(902)

LOSS FOR THE YEAR	$ (809,602)		$ (637,631)

INTERIM CONSOLIDATED FINANCIAL STATEMENTS OF QUINCY ENERGY CORP.

The following unaudited consolidated financial statements were prepared by our company for the three month period and nine month period ended January 31, 2006.

QUINCY ENERGY CORP.
(An Exploration Stage Company)

CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

JANUARY 31, 2006

Quincy Energy Corp. (formerly Quincy Resources Inc.) and Subsidiary (an Exploration Stage Company) Consolidated Balance Sheets
	January 31, 2006	April 30, 2005
	Unaudited	Audited
Assets
Current Assets
Cash and cash equivalents	$ 4,769,499	$ 6,644,026
GST Recoverable	41,923	-
	4,811,422	6,644,026
Other Assets
Advance	-	100,000
Database, net of amortization (Note 2)	7,687	8,812
Reclamation bonds (Note 3)	104,142	104,142
	111,829	212,954
	$ 4,923,251	$ 6,856,980
Liabilities
Current Liabilities
Accounts payable and accrued liabilities	$ 81,822	$ 301,482

Stockholders’ Equity
Common stock (Note 6)	48,171	40,231
Capital in excess of par value	13,066,050	8,087,318
Contributed surplus	3,300,264	3,067,025
Deficit accumulated during the exploration stage	(11,573,056)	(4,639,076)
	4,841,429	6,555,498
	$ 4,923,251	$ 6,856,980

See accompanying notes to Consolidated Financial Statements

Quincy Energy Corp. (formerly Quincy Resources Inc.) and Subsidiary (an Exploration Stage Company) Consolidated Statements of Operations (Unaudited)
	Three Months Ended January 31, 2006	Three Months Ended January 31, 2005	Nine Months Ended January 31, 2006	Nine Months Ended January 31, 2005	Inception to January 31, 2006
Operating Expenses
Exploration	$ 4,642,483	$ 199,079	$ 6,086,129 1,450,642	$ 1,316,002 1,116,923	$ 8,180,934
Consulting	135,255	160,122	472,844	232,495	1,401,518
Shareholder information	31,404	36,869	216,678	124,480	615,824
Administrative	49,385	174,125	210,858	330,414	695,206
Stock-based compensation	129,634	29, 965	233,239	29,965	446,264
Foreign exchange (gain)	3,355	-	(431,763)	-	(252,936)
Professional fees	118,615	140,182	145,995	310,983	466,246
Financing costs	-	-	-	-	20,000
	5,110,131	740,342	6,933,980	2,344,339	11,573,056
Loss	$ 5,110,131	$740,342	$ 6,933,980	$ 2,344,339	$ 11,573,056

Loss Per Common Share - Basic and Diluted	$ 0.12	$ 0.03	$ 0.17	$ 0.10

Weighted Average Number of Shares – Basic and Diluted Outstanding - Basic	42,898,884	27,751,670	41,384,930	24,340,620

See accompanying notes to Consolidated Financial Statements

Quincy Energy Corp. (formerly Quincy Resources Inc.) and Subsidiary (an Exploration Stage Company) Consolidated Statement of Changes in Stockholders’ Equity (Unaudited)
	Common Stock		Capital in Excess of Par Value	Contributed Surplus	Accumulated During the Exploration Stage Deficit
	Shares	Amount
Balance May 5, 1999 (date of inception)
Issuance of common stock for cash at $0.001- June 17, 1999	4,000,000	$ 4,000 4,000	$ - -	$ - -	$ - -
Issuance of common stock for cash at $0.001 - July 26, 1999	6,000,000	6,000	-	-	-
Issuance of common stock for cash at $0.10 - August 15, 1999	26,500	27	2,623	-	-
Contributions to capital - expenses- related parties	-	-	10,800	-	-
Net operating loss for the period May 5, 1999 to April 30, 2000	-	-	-	-	(24,058)
Contributions to capital - expenses - related parties		-	10,800	-	-
Net operating loss for the year ended April 30, 2001	-	-	-	-	(17,862)
Contribution to capital - expenses - related parties	-	-	10,800	-	-
Net operating loss for the year ended April 30, 2002	-	-	-	-	(22,906)
Issuance of common stock for cash at $0.15 - November 2002 & January 2003	533,333	533	79,468	-	-
Issuance of common stock for purchase of subsidiary (Note 5)	6,000,000	6,000	5,092	-	-
Issuance of common stock for cash at $0.25 - April 2003	195,250	195	48,618	-	-
Issuance of common stock for payment of debt - at $0.25 - April 10, 2003	148,000	148	36,852	-	-
Contribution to capital - expenses - related parties	-		6,000	-	-
Net operating loss for the year ended April 30, 2003	-	-		-	(115,984)
Issuance of common stock for cash at $0.25 - 2003/2004	2,573,587	2,574	640,822	-	-
Issuance of common stock for property payment at $0.25	50,000	50	12,450	-	-
Issuance of common stock for cash $0.70 - March 2004	3,100,000	3,100	2,166,900	-	-
Net operating loss for the year ended April 30, 2004	-	-	-	-	(1,042,182)
Balance at April 30, 2004	22,626,670	$ 22,627	$ 3,031,225	$ -	$ (1,222,992)

See accompanying notes to Consolidated Financial Statements

Quincy Energy Corp. (formerly Quincy Resources Inc.) and Subsidiary (an Exploration Stage Company) Consolidated Statement of Changes in Stockholders’ Equity (Unaudited)
	Common Stock		Capital in Excess of Par Value	Contributed Surplus	Accumulated During the Exploration Stage Deficit
	Shares	Amount
Balance at April 30, 2004	22,626,670	$ 22,627	$ 3,031,225	$ -	$(1,222,992)
Issuance of common stock for property payment at $0.40	50,000	50	19,950	-	-
Issuance of common stock for cash at $0.37 - December 2004	11,116,666	11,116	4,065,421	-	-
Fair value assigned to unexercised warrants	-	-	(2,701,000)	2,701,000	-
Issuance of common stock for property payment at $0.56, being the market value at time of issue	50,000	50	27,950	-	-
Issuance of common stock for property payment at $0.45, being the market value at time of issue	125,000	125	55,875	-	-
Issuance of common stock for property payment at $0.57, being the market value at time of issue	200,000	200	113,400	-	-
Issuance of common stock on exercise of stock options at $0.25	181,250	181	45,130	-	-
Issuance of common stock for cash at $0.69 - April, 2005	5,881,411	5,882	4,076,464	-	-
Cost of share issuances on private placements	-	-	(647,097)	153,000	-
Fair value assigned to stock options granted	-	-	-	213,025	-
Net operating loss for the year ended April 30, 2005	-	-	-	-	(3,416,084)
Balance at April 30, 2005	40,230,997	$ 40,231	$ 8,087,318	$ 3,067,025	$(4,639,076)
Issuance of common stock for property payment at $0.43, being the market value at time of issue	1,000,000	1,000	429,000	-	-
Fair value assigned to stock options granted	-	-	-	233,239	-
Issuance of common stock for cash on exercise of stock option $0.25	75,000	75	18,675	-	-
Issuance of common stock for cash on exercise of stock option $0.30	62,500	62	18,689	-	-
Issuance of common stock for cash on exercise of warrants	387,833	388	149,140	-	-

See accompanying notes to Consolidated Financial Statements

Quincy Energy Corp. (formerly Quincy Resources Inc.) and Subsidiary (an Exploration Stage Company) Consolidated Statement of Changes in Stockholders’ Equity (Unaudited)
	Common Stock		Capital in Excess of Par Value	Contributed Surplus	Accumulated During the Exploration Stage Deficit
	Shares	Amount

Issuance of common stock for property payment at $0.40, being the market value at time of issue	375,000	375	149,625	-	-
Issuance of common stock for cash on exercise of stock option $0.57	40,000	40	22,603	-	-
Issuance of common stock for property payment at $0.70, being the market value at time of issue	6,000,000	6,000	4,191,000	-	-
Net operating loss for the period ended January 31, 2006	-	-	-	-	(6,933,980)
Balance at January 31, 2006	48,171,330	48,171	13, 066,050	3,300,264	(11,573,056)

See accompanying notes to Consolidated Financial Statements

Quincy Energy Corp. (formerly Quincy Resources Inc.) and Subsidiary (an Exploration Stage Company) Consolidated Statements of Cash Flows (Unaudited)
	Nine Months Ended January 31, 2006	Nine Months Ended January 31, 2005	May 5, 1999 to January 31, 2006
Operating Activities
Loss	$ (6,933,980)	$ (2,344,339)	$ (11,573,056)
Adjustments to reconcile loss to cash flow used by operating activities:
Stock-based compensation	233,239	29,965	446,264
Issuance of Common Stock for exploration expenses	4,649,643	-	4,879,743
Amortization	1,125	1,125	4,619
Net change in non-cash operating capital working capital items:
Accounts payable and accrued liabilities	(219,660)	28,913	118,822
GST Recoverable	(41,923)	-	(41,923)
Capital contributions - related party expenses	-	-	38,400
Accounts receivable	-	(107,525)	-
Reclamation bonds	-	-	(104,142)
Advance	100,000	-	-
Cash flows used by operating activities	(2,211,556)	(2,391,861)	(6,231,273)
Financing Activities
Proceeds from issuance of common stock	337,029	3,919,502	11,496,083
Change in Accounts Payable – Related Party	-	13,079	-
Cost of share issuances	-	-	(494,097)
Cash flows provided by financing activities	337,029	3,932,581	11,001,986
Investing Activities
Additions to database	-	-	(1,214)
Cash flows used in investing activities	-	-	(1,214)
Increase (decrease) in Cash and cash equivalents	(1,874,527)	1,540,720	4,769,499
Cash and cash equivalents at beginning of period	6,644,026	1,965,159	-
Cash and cash equivalents at End of Period	4,769,499	3,505,879	4,769,499
Cash and cash equivalents are comprised of: Cash Short-term investments	957,141 3,812,358	500,493 3,005,386	957,141 3,812,358
	4,769,499	3,505,879	4,769,499

See accompanying notes to Consolidated Financial Statements

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

(Unaudited)

January 31, 2006

General

Quincy Energy Corp. (Quincy or the Company) was incorporated under the laws of the State of Nevada on May 5, 1999 under the name “Quincy Resources Inc.” On July 7, 2004 the name was changed to “Quincy Gold Corp.” On May 16, 2005, the name was changed to Quincy Energy Corp. Its principal business activity is mineral exploration, operating primarily in the United States and Ontario, Canada.

The Company was organized for the purpose of acquiring and developing mineral properties. The Company has not established the existence of a commercially mineable ore deposit and therefore is considered to be in the exploration stage.

1.

Summary of Significant Accounting Policies

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary Atlas Database Corp.

Foreign Exchange

The reporting and functional currency of the Company is the US dollar. Certain assets and liabilities are denominated in foreign currencies. Exchange gains and losses arising from the translation of these assets and liabilities are included in the Statement of Operations.

Loss Per Share

Loss per share is calculated by dividing the loss by the weighted average number of shares outstanding during the period.

Cash and Cash Equivalents

Cash and cash equivalents consist of interest bearing deposits with maturities less than 90 days and are carried at the lower of cost or market value.

Income Taxes

The Company utilizes the liability method of accounting for income taxes. Under the liability method deferred tax assets and liabilities are determined based on the differences between financial reporting and the tax bases of the assets and liabilities and are measured using the enacted tax rates and laws that will be in effect, when the differences are expected to reverse. An allowance against deferred tax assets is recognized, when it is more likely than not, that such tax benefits will not be realized. On January 31, 2006, the Company has a net operating loss carry forward of $11,375,000. The tax benefit of approximately $3,870,000 from the loss carry forward has been fully offset by a valuation reserve because the use of the future tax benefit is doubtful since the Company has not been able to project an estimated future operating profit. The net operating loss expires starting 2015 through 2025.

Mineral Claim Costs

Cost of acquisition, exploration, carrying and retaining unproven mining leases are expensed as incurred.

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

(Unaudited)

January 31, 2006

1.

Summary of Significant Accounting Policies (Continued)

Concentration of Credit Risk

There are no financial instruments that potentially subject the Company to significant concentration of credit risks except that the Company maintains cash in banks over the federally insured amounts of $100,000, but are otherwise in banks of high quality.

Statement of Cash Flows

For the purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

Financial Instruments

The carrying amounts of financial instruments, including cash and short-term investments, GST recoverable and accounts payable are considered by management to be their estimated fair values due to their short term maturities.

Stock-Based Compensation Awards

Beginning in fiscal 2005, the Company began expensing prospective grants of employee stock-based compensation awards in accordance with Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” as amended by Statement of Financial Accounting Standards No. 148, “Accounting for Stock-Based Compensation - Transition and Disclosure - an Amendment of SFAS No. 123". The fair value of awards granted in fiscal 2005 and subsequent years are expensed rateably over the vesting period. Prior to fiscal 2005, the Company accounted for stock options under APB 25, “Accounting for Stock Issued to Employees” and, as allowable, adopted only the disclosure provisions of SFAS No. 123.

In December 2004, the FASB issued a revised Statement 123 (“SFAS 123R”), “Accounting for Stock-Based Compensation” requiring public entities to measure the cost of employee services received in exchange for an award of equity instruments based on grant date fair value. The cost will be recognized over the period during which an employee is required to provide service in exchange for the award, usually the vesting period. The effective date for this statement is as of the first interim period that begins after June 15, 2005 (after December 15, 2005 for small business filers). As the Company is accounting for its employee stock-based compensation awards in accordance with SFAS No. 123, adoption of this pronouncement is not expected to have a significant effect on the Company’s results of operations.

Estimates and Assumptions

Management uses estimates and assumptions in preparing financial statements in accordance with accounting principles generally accepted in United States of America. Those estimates and assumptions may affect the reported amounts of the assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing these financial statements.

Reclassification

Certain of the prior year accounts have been reclassified in order to conform with the presentation adopted in the current year.

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

(Unaudited)

January 31, 2006

2.

Acquisition of a Database by Atlas Database Corp. (Subsidiary)

In June 1, 2000, Atlas Database Corp. (Subsidiary) purchased a database for $15,000. The database contains information on the natural resources and exploration developed during the period 1982 through 1997. The majority of the information contained in the database relates to research on bulk mineable precious mineralized material in the Western United States, particularly sediment hosted disseminated gold mineralized material and volcanic hosted disseminated hot springs gold mineralized material from which the Company, and its subsidiary, is using for the Company’s stated business objective of locating, acquiring, and exploring, mineral natural resource properties.

The database is being amortized to expense using the straight line method over 10 years starting on the date of purchase.

3.

Reclamation Bonds

Reclamation bonds consist of bonds and other cash payments made as security to cover the costs of reclamation of the related properties. Once the reclamation of the property is complete, the bond will be returned to the Company.

4.

Acquisition of Mineral Leases

The following acquired claims have not been proven to have commercially mineable ore reserves and therefore all costs of exploration and retaining the properties have been expensed.

Silver Bow Property

In February, 2003, the Company optioned 73 unpatented lode mining claims in Nye County, Nevada known as the Silver Bow Property. The terms of the option provide for advanced royalty payments totalling $165,000 by the fifth anniversary date as follows:

On or Before	Advanced Royalty Payment
February 21st, 2003	$ 10,000 (paid)
February 21st, 2004	15,000 (paid)
February 21st, 2005	20,000 (paid)
February 21st, 2006	30,000 (paid)
February 21st, 2007	40,000
February 21st, 2008 and annually thereafter	50,000

The vendors maintain a 3 percent Smelter Return (NSR) royalty in the property. The Company has the right to purchase two thirds of the NSR for $1,500,000 and the final third for an additional $2,000,000.

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

(Unaudited)

January 31, 2006

4.

Acquisition of Mineral Leases (Continued)

Lantern Property

On July 31, 2003, the Company entered into a mining lease with Newmont Mining Corporation for patented fee land totalling 1,123 acres, and also received a quit claim deed for 340 acres consisting of 17 unpatented mining claims. The property is known as the Lantern Property. Platoro West Incorporated, a corporation controlled by William Sheriff, one of the Company’s officers and shareholders, is also a party to the Mining Lease.

Under the lease agreement, the Company is required to spend $25,000 on exploration and assessment work during each of the years ended July 31, 2005 and 2006, $50,000 during each of the years ended July 31, 2007 through 2112 and $100,000 each year after that. The lease is subject to a maximum 4 percent NSR.

In December, 2005, the Company modified the terms of its Mining Lease and Sublease Agreement with Newmont Mining Corporation by deleting the requirement to spend $25,000 on exploration and assessment work during each of the years ended July 31, 2005 and 2006 and replacing it with a requirement to spend $62,500 on exploration and assessment work on or before December 31, 2005. This date was further extended to January 31, 2006 and the required exploration work has been completed.

Quartz Mountain Property

On October 15, 2003, the Company acquired an exclusive option from Seabridge Gold Corporation to earn a 50 percent interest in 67 unpatented mining claims located in Lake County, Oregon known as the Quartz Mountain property.

The terms of the agreement includes payments of cumulative exploration expenditures totalling $1,500,000 on or before October 15, 2008 with the following minimum payments: $100,000 by October 15, 2004 (incurred), an additional $150,000 by October 15, 2005 (incurred), an additional $250,000 by October 15, 2006, and the balance of $1,000,000 by October 15, 2008, and the issuance of 50,000 shares of common capital stock (completed), and 200,000 shares within 30 days of satisfying the expenditures described above. The Company can increase its interest from 50 percent to 62.5 percent if it agrees to fund a feasibility study on the property within three years and issues 250,000 common shares upon completion of the feasibility study.

Millers Property

During January 2004, the Company entered into a Mining Lease and Agreement with Pacific Intermountain Gold Corporation in which the Company leased 21 unpatented lode claims located in Esmeralda County, Nevada known as the “Millers Property”. The terms of the agreement includes the following lease and minimum royalty and exploration payments:

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

(Unaudited)

January 31, 2006

4.

Acquisition of Mineral Leases (Continued)

Millers Property (Continued)

On or Before	Advance Royalty Payments	Exploration Expenditures
January 23, 2004	$ 5,000 (paid)	$ -
January 23, 2005	7,500 (paid)	-
January 23, 2006	10,000 (paid)	55,000
January 23, 2007	15,000	50,000
January 23, 2008	30,000	70,000
January 23, 2009 and yearly thereafter until commencement of commercial production	50,000	100,000

The property is subject to a sliding scale net smelter returns royalty ranging from 2 percent for gold prices under $300/oz to 5 percent for gold prices in excess of $500/oz. Advance royalty payments are credited against the sliding scale net smelter returns royalty.

The Company’s largest shareholder holds a 10 percent interest in Pacific Intermountain Gold Corporation.  Pacific Intermountain Gold Corporation has agreed to carry forward the January 23, 2006 minimum exploration expenditure requirement to the completion of the Company’s spring 2006 drilling program, which is currently underway.

Seven Troughs Property

During March 2004, the Company acquired a perpetual lease of mineral properties located in Pershing County, Nevada, known as the Seven Troughs Property from Newmont Capital Limited.

In June, 2005 the Company completed a 7,700 foot (2,348 m) reverse circulation drilling program on the Seven Troughs Property.  Following a review of the results of the drilling program, the Company determined to terminate the lease.

Rattlesnake Hills and Lewiston Properties

In October 2004, the Company acquired options to earn a 65 percent interest in two groups of mineral properties in Natrona and Fremont Counties, Wyoming from Bald Mountain Mining Co.

As consideration for the options, the Company has paid the sum of $50,000 and issued 100,000 shares.

In order to exercise the option on the first property, the Company must incur cumulative exploration expenditures of $5,000,000 as follows:

On or Before	Cumulative Exploration Expenditures
October 14, 2005	$ 150,000
October 14, 2006	500,000
October 14, 2007	1,000,000
October 14, 2008 and	2,000,000
October 14, 2009	5,000,000

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

(Unaudited)

January 31, 2006

4.

Acquisition of Mineral Leases (Continued)

Rattlesnake Hills and Lewiston Properties (Continued)

In the event that the Company incurs some, but not all, of the cumulative exploration expenditures on the first property the Company shall be deemed to have earned an undivided 10 percent interest for each $500,000 of cumulative exploration expenditures incurred and will enter into a Joint Venture on the property.

In order to exercise the option on the second property, the Company must incur cumulative expenditures of $1,000,000 as follows:

On or Before	Cumulative Exploration Expenditures
October 14, 2005	$ 100,000
October 14, 2006	250,000
October 14, 2007 and	500,000
October 14, 2008	1,000,000

In the event that the Company incurs some, but not all, of the cumulative exploration expenditures on the second property the Company shall be deemed to have earned an undivided 10 percent interest for each $100,000 of the cumulative exploration expenditures incurred and will enter into a Joint Venture on the property.

For each $500,000 of exploration expenditures on both properties the Company is required to issue an additional 50,000 Shares, to a maximum 1,000,000 Shares.

Thirty of the unpatented mining claims comprised in the first property are subject to a 4 percent NSR and twenty-two of the unpatented mining claims comprised in the first property are subject to a 3 percent NSR. The second property is subject to a 3 percent NSR.

In December, 2005 we agreed to amend the terms of our agreement for the Rattlesnake Hills and Lewiston Properties by extending the deadlines for the required property expenditures to August 14, 2006 from December 14, 2005 and paid the optionor $50,000 as consideration for the extension.

Arizona Strip Breccia Properties

The Company acquired an option to earn up to 50 percent interest in eight mineral properties with identified or indicated breccia pipes located in Coconino and Mohave Counties, Arizona.

As consideration for the options, the Company has paid cash payments in the amount of $10,000 and issued 125,000 shares.

In order to exercise the options in full, the Company is required to spend $1,500,000 on the exploration and development of the properties and issue an additional 525,000 shares as follows:

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

(Unaudited)

January 31, 2006

4.

Acquisition of Mineral Leases (Continued)

Arizona Strip Breccia Properties (Continued)

On or Before	Exploration Expenditures	Shares
December 31, 2005 (paid)	$ 150,000	40,000
December 31, 2006	150,000	85,000
December 31, 2007	300,000	100,000
December 31, 2008	400,000	125,000
December 31, 2009	500,000	175,000

The initial exploration and development expenditure and share commitment of $150,000 and 40,000 shares is a firm commitment. All other exploration expenditures and share commitments are optional.

The Company can earn an additional 20 percent interest if it agrees to fund a bankable feasibility study on the Property.

The Company’s largest shareholder is a significant shareholder and director of the optionor.

Elliott Lake Uranium Property

The Company acquired an option to earn up to 75 percent interest in ten mineral claims with known uranium mineralization located in Buckles Township, Ontario.

As consideration for the option, the Company has paid CAD$50,000 and issued 200,000 shares.  In order to earn a 50 percent interest, the Company must incur exploration expenditures of CAD$850,000 on the property by September 1, 2008, pay an additional CAD$200,000 and issue an additional 400,000 shares as follows:

On or Before	Exploration Expenditures	Cash Payments	Shares
February 8, 2006 (paid)	Nil	$50,000	100,000
September 1, 2006	$100,000	Nil	None
February 8, 2007	Nil	$50,000	100,000
September 1, 2007	$250,000	Nil	None
February 8, 2008	Nil	$50,000	100,000
September 1, 2008	$500,000	Nil	None

The Company will earn a 60 percent interest if it incurs aggregate exploration expenditures of CAD$1,850,000 by September 1, 2009.  The Company can earn an additional 15 percent interest if it agrees to fund a bankable feasibility study on the Property.

Quincy Energy Corp.
(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

(Unaudited)

January 31, 2006

4.

Acquisition of Mineral Leases (Continued)

Hosta Butte, Hansen and McKinley Properties

The Company acquired options to earn up to a 65 percent interest in three separate uranium properties located in New Mexico and Colorado.

As consideration for the options, the Company issued 3,000,000 shares of common stock at $0.70 per share being the market value at time of issuance and, in order to exercise the options, the Company will be required to spend a total of $4,150,000 on exploration and development of the properties over a four-year period, of which $400,000 would be a firm commitment, and issue up to an additional 1,050,000 shares of common stock per property as follows:

On or Before	Exploration Expenditures	Shares (per Property)
September 18, 2006	$400,000	Nil
September 18, 2007	$750,000	350,000
September 18, 2008	$1,250,000	350,000
September 18, 2009	$1,750,000	350,000

The Company has the right to increase its interest in any or all of the properties to 80 percent if it elects to fund one or more of the properties to a bankable feasibility study and obtain permits for the intended mining and processing operation.  In which case, the Company would be required to issue an additional 250,000 shares of common stock per property.  The Company also agreed to appoint the principal of the optionor to its board of directors and grant him options to acquire 100,000 shares of common stock at a price of CAD $0.72 per share pursuant to the Company’s 2003 Key Employee Stock Option Plan, vesting in four equal amounts every six months beginning September 18, 2005 and expiring March 18, 2010.

The agreement is subject to the Company receiving an acceptable title report and the finalization of a formal operating agreement to govern the relationship of the parties on exercise of the options.

The Hosta Butte and McKinley properties are located on lands which may be the subject to claims by the Navajo Indians.  In April 2005 the Navajo Nation Council approved a bill which would prohibit uranium mining and processing on the Navajo reservation.  The Company is currently assessing the impact of this development, in consultation with its legal counsel.

The Company and the optionor have reached a tentative agreement to extend the deadlines stated above for Exploration and Development Expenditures and Share Issuances from September 18 to December 31 of each year and are in the process of documenting this agreement.  The Company and the optionor are also in the process of completing the form of operating agreement and addressing several other consequential amendments to the existing agreement, including an amendment which would allocate obligations and awards in the event that Quincy was unable to conduct exploration and development activities on the properties due to the Navajo moratorium and commenced a takings case.

Crownpoint Property

The Company has acquired an option to earn up to an 80 percent interest in the Crownpoint property located in McKinley County, New Mexico.

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

(Unaudited)

January 31, 2006

4.

Acquisition of Mineral Leases (Continued)

Crownpoint Property (Continued)

As consideration for the option, the Company has issued 3,000,000 shares of common stock in January 2006 at $0.70 per share, being the market value at time of issuance and has paid $350,000.  In order to exercise the option, the Company will be required to spend a total of USD $4,000,000 on exploration and development of the properties over a four year period, of which USD $500,000 is a firm commitment, and issue an additional 3,150,000 shares of common stock, all as follows:

On or Before	Exploration Expenditures	Shares
May 12, 2006	$ 500,000	400,000
May 12, 2007	750,000	600,000
May 12, 2008	1,250,000	1,000,000
May 12, 2009	1,500,000	1,150,000

The Company has the right to increase its interest in the property to 80 percent if it elects to fund the property to a bankable feasibility study for the intended mining and processing operation, in which case the Company would be required to issue an additional 750,000 shares of common stock.

The agreement is subject to the Company receiving an acceptable title report and the finalization of a formal operating agreement to govern the relationship of the parties on exercise of the options.

The property is located on lands which may be the subject to claims by the Navajo Indians.  In April 2005 the Navajo Nation Council approved a bill which would prohibit uranium mining and processing on the Navajo reservation.  The Company is currently assessing the impact of this development, in consultation with our legal counsel.

The agreement provides that, in the event that the Company was unable to conduct exploration and development activities on the property due to the Navajo moratorium, its obligations under the agreement will be suspended.  In addition, the Company has the right (but not the obligation) to pursue a takings case, in which case the Company would bear all of the costs incurred in pursuing such a case and any award (net of costs) would be split between Quincy and the optionor 35/65.

The Company and the optionor have reached a tentative agreement to extend the deadlines stated above for Exploration and Development Expenditures and Share Issuances from May 12 to December 31 of each year and are in the process of documenting this agreement.  The Company and the optionor are also in the process of completing the form of operating agreement and addressing several other consequential amendments to the existing agreement.

Aurora Property

The Company has acquired an option to earn up to a 51 percent interest in 18 unpatented lode claims located in Oregon and known as the Aurora Property.  The property is subject to a 1.5 percent Net Smelter Returns royalty.

As consideration for the option, the Company has issued 1,000,000 shares at $0.43 per share, being the market value at time of issue and paid $25,000.

In order to exercise the option, the Company must incur cumulative exploration expenditures of $2,000,000 on the property and issue 1,000,000 additional shares as follows:

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

(Unaudited)

January 31, 2006

4.

Acquisition of Mineral Leases (Continued)

Aurora Property (Continued)

On or Before	Exploration and Development Expenditures	Shares
May 18, 2006	$ 200,000	Nil
May 18, 2007	400,000	333,333
May 18, 2008	600,000	333,333
May 18, 2009	800,000	333,334

The initial exploration and development expenditure commitment of $200,000 is a firm commitment. All other exploration expenditures and share commitments are optional.

Upon exercise of the option the Company will be deemed to have entered into a joint venture with the Company as operator. The Company has the right to earn an additional 24 percent interest in the property by funding a bankable feasibility study.

The Company subsequently acquired an additional 34 minerals claims through staking.  These claims are adjacent to the existing 18 mineral claims which are the subject of the option.

The Company’s largest shareholder is a significant shareholder and director of the optionor.

5.

Acquisition of Atlas Database Corp.

On January 24, 2003, the Company acquired all of the outstanding stock of Atlas Database Corp. (Atlas) by the issuance of 6,000,000 common shares of the Company, representing 36 percent of the outstanding shares of the Company after the acquisition. The acquisition was recorded as a purchase with no goodwill recognized. The only asset held by Atlas was the database outlined in Note 2. The stock of Atlas acquired by the Company was valued at $11,092, the remaining book value of the database held by Atlas. The value of the 6,000,000 shares issued by the Company was otherwise undeterminable. The operations of the subsidiary are included in the consolidated statement of operations starting January 24, 2003. There were no contingent terms as part of the acquisition agreement.

6.

Common Capital Stock and Warrants

The Company is authorized to issue an aggregate of 200,000,000 Common Shares at $0.001 par value.

The Company has recorded the fair value of warrants issued during fiscal 2005 using the Black-Scholes pricing model based on the following assumptions:

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

January 31, 2006

6.

Common Capital Stock and Warrants  (Continued)

	Warrants				Broker Warrants
Grant Date	Dec 21/04	April 1/05	April 8/05	Total	Dec 21/04
No. of warrants	5,558,333	2,452,941	487,765		387,833
Exercise price	$ 0.52	$ 0.88	$ 0.88		$ 0.36
Expected volatility	102%	96%	96%		102%
Risk-free interest rate	4%	4%	4%		4%
Expected life (years)	1.5	2	2		1.5
Dividend yield	-	-	-		-
Fair value of warrants	$ 1,874,000	$ 678,000	$ 149,000	$ 2,701,000	$ 153,000

As at January 31, 2006, the broker warrants have been exercised.

7.

Stock Options

2003 Key Employee Stock Option Plan

In October 2003, the Company established a 2003 Key Employee Stock Option Plan to provide additional incentive to its directors, officers, employees and consultants in their efforts on behalf of the Company in the conduct of its affairs. During 2005, the Company amended the existing stock option plan such that the maximum number of shares of the Company which are available for issuance pursuant to options granted under the plan was changed from a fixed number being 1,900,000 to a rolling number being 10 percent of the aggregate number of Common Shares outstanding. Under the terms of the plan, all options vest as determined by the Board but not later than 5 years from the grant date and expire on the tenth anniversary from the date of issue, unless otherwise specified.

	2006		2005
	Weighted Average Exercise Price	No. of Options	Weighted Average Exercise Price	No. of Options
Outstanding, beginning of period	$ 0.32	2,670,000	$ 0.30	1,895,000
Transactions during the period
Granted	0.57	1,725,000	0.39	1,050,000
Exercised	0.27	(137,500)	0.25	(181,250)
Cancelled	0.25	(287,500)	0.41	(93,750)
Outstanding, end of period	$ 0.32	3,970,000	$ 0.32	2,670,000
Exercisable, end of period	$ 0.43	1,595,000	$ 0.26	1,165,000

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

January 31, 2006

7.

Stock Options (Continued)

The following table provides additional information about outstanding stock options at January 31, 2006:

	No. of Options Outstanding	Weighted Average Remaining Life (Years)	Weighted Average Exercise Price	No. of Options Currently Exercisable	Weighted Average Exercise Price- Exercisable Options
$0.25 - 0.30	1,620,000	3.0	$ 0.26	1,153,250	$ 0.24
0.40 - 0.45	725,000	4.2	0.43	259,750	0. 45
0.50 - 0.60	1,625,000	4.6	0.61	266,750	0.31
	3,970,000	3.9	$ 0.43	1,679,750	$ 0.27

The following table summarizes the assumptions used with the Black-Scholes valuation model for the determination of the stock-based compensation costs for the stock options granted up to the period ended January 31, 2006:

Grant Date	May 19	Oct. 25	Oct. 25
No. of options granted	50,000	200,000	1,475,000
Exercise price	$ 0.35	$ 0.423	$ 0.64
Expected volatility	95%	90%	90%
Risk-free interest rate	4%	4%	4%
Expected life (years)	5	5	5
Dividend yield	-	-	-
Stock-based compensation	$ 22,000	$ 82,000	$ 546,000

Stock-based compensation, which is expensed over the vesting period, was expensed in the amount of $233,239 (2004 – Nil).

Non-Plan Options

During the period, the Company has outstanding non-plan stock options as follows:

	2006			2005
	Weighted Average Exercise Price	No. of Options	Weighted Average Exercise Price	No. of Options
Outstanding, beginning of period	$ 0.40	425,000	$ -	-
Transactions during the period
Exercised	0.40	(375,000)
Cancelled	0.40	(50,000)
Outstanding, end of period	$ -	-	$ 0.40	425,000
Exercisable, end of period	$ -	-	$ 0.40	425,000

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

January 31, 2006

7.

Stock Options (Continued)

The weighted average remaining life for the above non-plan options is 3.5 years.

8.

Significant Transactions with Related Parties

During the period ended January 31, 2006, Kutu Energy Inc. (“KEI”) charged the company a total of $38,750 in respect of the services of James Fairbairn, Chief Financial Officer, of the Company.  Mr. Fairbairn beneficially owns KEI. These charges also include accounting and administrative fees. Mr. Fairbairn is retained by the Company pursuant to a verbal consulting agreement on a month-to-month basis.

Dan Farrell, Chairman and Chief Executive Officer and director, charged the Company $90,000 for the period ended January 31, 2006. Mr. Farrell is retained by the Company pursuant to a verbal consulting agreement on a month-to-month basis.

Art Ettlinger, an officer and a director, charged the Company $92,750 under the terms of an employment agreement.  See note 9.

The company issued 1,040,000 shares at $0.57 per share for property payments to Energy Metals Corporation.  See note 4.

9.

Commitments

On February 11, 2005, the Company entered into a six month management services agreement with its President and COO pursuant to which it has agreed to pay CAD$10,000 per month and granted options to acquire 500,000 shares of the Company’s common stock at CAD $0.56 per share pursuant to the Company’s 2003 Key Employee Stock Options Plan, subject to vesting over the two years and expiring in 2010.  The agreement was renewed for a subsequent six month period in August 2005.  On September 28, 2005, the fee was changed to $13,000 per month and the term was extended to three years.

On November 13, 2005, the Company entered into a Letter of Intent with Energy Metals Corporation pursuant to which the parties will work toward entering into a business combination as a result of which EMC will acquire all of the issued and outstanding securities of the Company.  The ultimate structure of the transaction will be subject to review of applicable tax, accounting, corporate and securities law issues. Completion of the transaction is subject to a number of conditions, including, but not limited to, completion of due diligence, entering into of formal agreements, and receipt of all required regulatory and shareholder approvals. Pursuant to the terms of the Letter Agreement, Quincy shareholders will receive one common share of EMC for every five shares of Quincy.

Energy Metals paid a $500,000 non-refundable deposit which will be forfeited if they do not proceed with the transaction. This deposit is not included in the accounts of the company.

On March 9, 2006 Energy Metals and Quincy executed an Agreement and Plan of Merger whereby Quincy will become a wholly-owned subsidiary of Energy Metals, with shareholders of Quincy receiving 0.20 shares of Energy Metals for each Quincy share.  In addition, Energy Metals will assume all of Quincy’s outstanding warrants and options, subject to appropriate adjustments to the number of shares issuable on exercise and the exercise price.

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

January 31, 2006

10.   Subsequent Events

On February 8, 2006, 100,000 shares were issued as a property payment with respect to the Elliott Lake Uranium Property, as further explained in note 4 at $0.75 per share, being market value at the issue date.

On February 20, 2006, 37,500 warrants were exercised for cash at $0.57.

ANNUAL CONSOLIDATED FINANCIAL STATEMENTS OF QUINCY ENERGY CORP.

The following audited consolidated financial statements were prepared by our company for the year ended April 30, 2005.

QUINCY ENERGY CORP.
(an Exploration Stage Company)

CONSOLIDATED FINANCIAL STATEMENTS

Year Ended April 30, 2005

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

   Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

We have audited the consolidated balance sheet of Quincy Energy Corp.(formerly Quincy Resources Inc.) and Subsidiary (an Exploration Stage Company) as at April 30, 2005 and the related consolidated statements of operations, stockholders‘ equity, and cash flows for the year ended April 30, 2005 and the cumulative amounts from inception on May 5, 1999 through April 30, 2005. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The related consolidated statements of operations, stockholders‘ equity, and cash flows from inception of the exploration stage on May 5, 1999 through April 30, 2004 were audited by other auditors whose report dated August 7, 2004 expressed an unqualified opinion. Our opinion on the statements of operations, stockholders‘ equity and cash flows from inception of the exploration stage through April 30, 2005, insofar as it relates to amounts for prior periods through April 30, 2004, is solely based on the reports of other auditors.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these consolidated financial statements referred to above present fairly, in all material respects, the financial position of Quincy Energy Corp.(formerly Quincy Resources Inc.) and Subsidiary (an Exploration Stage Company) as at April 30, 2005 and the results of its operations, stockholders‘ equity, and its cash flows for the periods indicated above in accordance with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, effective May 1, 2004, the Company adopted the prospective method of recognizing the fair value of stock-based compensation in accordance with Statement of Financial Accounting Standards No. 123, ”Accounting for Stock-Based Compensation”.

signed “parker simone LLP”

July 7, 2005

Mississauga, Ontario, Canada

MADSEN & ASSOCIATES, CPA’s Inc.                                             684 East Vine St, Suite 3

Certified Public Accountants and Business Consultants                                        Murray, Utah 84107

Telephone 801 268 2632

Fax 801-262-3978

Board of Directors

Quincy Gold Corp. and Subsidiary

(formerly Quincy Resources Inc.)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying consolidated balance sheet of Quincy Gold Corp. (formerly Quincy Resources Inc.) and Subsidiary (exploration stage company) at April 30, 2004, and the related consolidated statement of operations, stockholders' equity, and cash flows for the years ended April 30, 2004 and 2003 and  the period May 5, 1999 (date of inception) to April 30, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Quincy Energy Corp. (formerly Quincy Resources Inc.) and Subsidiary at April 30, 2004, and the results of operations, and cash flows for the years ended April 30, 2004 and 2003 and the period May 5, 1999 (date of inception) to April 30, 2004, in conformity with accounting principles generally accepted in the United States of America

“Madsen & Associates, CPA’s Inc.”

Salt Lake City, Utah

August 7, 2004

Quincy Energy Corp. (formerly Quincy Resources Inc.) and Subsidiary (an Exploration Stage Company) Consolidated Balance Sheet
As at April 30,	2005
Assets
Current Assets
Cash and short-term investments	$ 6,644,026
6,644,026
Other Assets
Advance (Note 8)	100,000
Database, net of amortization (Note 2)	8,812
Reclamation bonds (Note 3)	104,142
212,954
$ 6,856,980
Liabilities
Current Liabilities
Accounts payable and accruals (Note 8)	$ 301,482
301,482
Stockholders’ Equity
Common stock (Note 6)	40,231
Capital in excess of par value	8,087,318
Contributed surplus	3,067,025
Deficit accumulated during the exploration stage	(4,639,076)
6,555,498
$ 6,856,980

See accompanying notes to Consolidated Financial Statements

Quincy Energy Corp. (formerly Quincy Resources Inc.) and Subsidiary (an Exploration Stage Company) Consolidated Statement of Operations
Years Ended April 30,	2005	2004	May 5, 1999 to April 30, 2005
Operating Expenses
Exploration	$ 1,707,612	$ 349,634	$ 2,094,805
Consulting	580,449	321,904	928,674
Shareholder information	285,632	99,783	399,146
Administrative	279,070	141,259	484,348
Stock-based compensation	213,025	-	213,025
Foreign exchange loss	178,082	745	178,827
Professional fees	172,214	108,857	320,251
Financing costs	-	20,000	20,000
	3,416,084	1,042,182	4,639,076
Net Loss	$ (3,416,084)	$(1,042,182)	$ (4,639,076)

Net Loss Per Common Share - Basic	$(0.13)	$(0.06)

Weighted Average Number of Shares Outstanding - Basic	27,158,392	18,620,000

See accompanying notes to Consolidated Financial Statements

Quincy Energy Corp. (formerly Quincy Resources Inc.) and Subsidiary (an Exploration Stage Company) Consolidated Statement of Changes in Stockholders' Equity

	Common Stock		Capital in Excess of Par Value	Contributed Surplus	Accumulated During the Exploration Stage Deficit
	Shares	Amount
Balance May 5, 1999 (date of inception)
Issuance of common stock for cash at $0.001- June 17, 1999	4,000,000	$ 4,000	$ -	$ -	$ -
Issuance of common stock for cash at $0.001 - July 26, 1999	6,000,000	6,000	-	-	-
Issuance of common stock for cash at $0.10 - August 15, 1999	26,500	27	2,623	-	-
Contributions to capital - expenses- related parties	-	-	10,800	-	-
Net operating loss for the period May 5, 1999 to April 30, 2000	-	-	-	-	(24,058)
Contributions to capital - expenses - related parties		-	10,800	-	-
Net operating loss for the year ended April 30, 2001	-	-	-	-	(17,862)
Contribution to capital - expenses - related parties	-	-	10,800	-	-
Net operating loss for the year ended April 30, 2002	-	-	-	-	(22,906)
Issuance of common stock for cash at $0.15 - November 2002 & January 2003	533,333	533	79,468	-	-
Issuance of common stock for purchase of subsidiary (Note 5)	6,000,000	6,000	5,092	-	-
Issuance of common stock for cash at $0.25 - April 2003	195,250	195	48,618	-	-
Issuance of common stock for payment of debt - at $0.25 - April 10, 2003	148,000	148	36,852	-	-
Contribution to capital - expenses - related parties	-		6,000	-	-
Net operating loss for the year ended April 30, 2003	-	-		-	(115,984)
Issuance of common stock for cash at $0.25 - 2003/2004	2,573,587	2,574	640,822	-	-
Issuance of common stock for property payment at $0.25	50,000	50	12,450	-	-
Issuance of common stock for cash $0.70 - March 2004	3,100,000	3,100	2,166,900	-	-
Net operating loss for the year ended April 30, 2004	-	-	-	-	(1,042,182)
Balance at April 30, 2004	22,626,670	$ 22,627	$ 3,031,225	$ -	$ (1,222,992)

Quincy Energy Corp. (formerly Quincy Resources Inc.) and Subsidiary (an Exploration Stage Company) Consolidated Statement of Changes in Stockholders’ Equity
	Common Stock		Capital in Excess of Par Value	Contributed Surplus	Accumulated During the Exploration Stage Deficit
	Shares	Amount
Balance at April 30, 2004	22,626,670	$ 22,627	$ 3,031,225	$ -	$ (1,222,992)
Issuance of common stock for property payment at $0.40	50,000	50	19,950	-	-
Issuance of common stock for cash at $0.37 - December 2004	11,116,666	11,116	4,065,421	-	-
Fair value assigned to unexercised warrants	-	-	(2,701,000)	2,701,000	-
Issuance of common stock for property payment at $0.56	50,000	50	27,950	-	-
Issuance of common stock for property payment at $0.45	125,000	125	55,875	-	-
Issuance of common stock for property payment at $0.57	200,000	200	113,400	-	-
Issuance of common stock on exercise of stock options at $0.25	181,250	181	45,130	-	-
Issuance of common stock for cash at $0.69 - April, 2005	5,881,411	5,882	4,076,464	-	-
Cost of share issuances on private placements	-	-	(647,097)	153,000	-
Fair value assigned to stock options granted	-	-	-	213,025	-
Net operating loss for the year ended April 30, 2005	-	-	-	-	(3,416,084)
Balance at April 30, 2005	40,230,997	$ 40,231	$ 8,087,318	$ 3,067,025	$(4,639,076)

Quincy Energy Corp. (formerly Quincy Resources Inc.) and Subsidiary (an Exploration Stage Company) Consolidated Statement of Cash Flows
Years Ended April 30,	2005	2004	May 5, 1999 to April 30, 2005
Operations
Net loss	$ (3,416,084)	$ (1,042,182)	$(4,639,076)
Adjustments to reconcile net loss to cash flow used by operating activities:
Stock based compensation	213,025	-	213,025
Issuance of Common Stock for exploration expenses	217,600	12,500	230,100
Amortization	1,500	1,501	3,494
Net change in non-cash operating working capital items:
Deposit	2,475	(2,475)	-
Accounts payable and accruals	155,610	123,551	338,482
Capital contributions - related party expenses	-	-	38,400
Reclamation bonds	(104,142)	-	(104,142)
Advance	(100,000)	-	(100,000)
Cash flows (used) by operating activities	(3,030,016)	(907,105)	(4,019,717)
Financing
Proceeds from issuance of common stock	8,204,194	2,813,396	11,159,054
Cost of share issuances	(494,097)	-	(494,097)
Cash flows provided by financing activities	7,710,097	2,813,396	10,664,957
Investing
Additions to database	(1,214)	-	(1,214)
Cash flows (used) in investing activities	(1,214)	-	(1,214)
Increase in Cash	4,678,867	1,906,291	6,644,026
Cash and short-term investments at beginning of year	1,965,159	58,868	-
Cash and Short-term Investments at End of Year	$ 6,644,026	$ 1,965,159	$ 6,644,026

See accompanying notes to Consolidated Financial Statements

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

Year Ended April 30, 2005

General

Quincy Energy Corp. (Quincy or the Company) was incorporated under the laws of the State of Nevada on May 5, 1999 under the name “Quincy Resources Inc.” On July 7, 2004 the name was changed to “Quincy Gold Corp.” On May 16, 2005, the name was changed to Quincy Energy Corp. Its principal business activity is mineral exploration, operating primarily in the United States and Ontario, Canada.

The Company was organized for the purpose of acquiring and developing mineral properties. The Company has not established the existence of a commercially mineable ore deposit and therefore is considered to be in the exploration stage.

1.

Summary of Significant Accounting Policies

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary Atlas Database Corp.

Foreign Exchange

The reporting and functional currency of the Company is the US dollar. Certain assets and liabilities are denominated in foreign currencies. Exchange gains and losses arising from the translation of these assets and liabilities are included in the Statement of Operations.

Loss Per Share

Basic loss per share is computed based on the weighted average number of shares outstanding. Diluted loss per share is computed using the weighted average number of common shares and common equivalent shares outstanding as if shares had been issued on the exercise of any common share rights. Diluted loss per share has not been presented as the factors referred to above are anti-dilutive.

Short Term Investments

Short term investments consist of interest bearing deposits with maturities less than 90 days and are carried at the lower of cost or market value.

Income Taxes

The Company utilizes the liability method of accounting for income taxes. Under the liability method deferred tax assets and liabilities are determined based on the differences between financial reporting and the tax bases of the assets and liabilities and are measured using the enacted tax rates and laws that will be in effect, when the differences are expected to reverse. An allowance against deferred tax assets is recognized, when it is more likely than not, that such tax benefits will not be realized. On April 30, 2005, the Company has a net operating loss carry forward of $4,420,000. The tax benefit of approximately $1,502,800 from the loss carry forward has been fully offset by a valuation reserve because the use of the future tax benefit is doubtful since the Company has not been able to project an estimated future operating profit. The net operating loss expires starting 2015 through 2025.

Mineral Claim Costs

Cost of acquisition, exploration, carrying and retaining unproven mining leases are expensed as incurred.

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

Year Ended April 30, 2005

2.

Summary of Significant Accounting Policies (Continued)

Environmental Requirements

Environmental requirements related to the mineral leases acquired are unknown and therefore any estimate of any future cost cannot be made.

Concentration of Credit Risk

There are no financial instruments that potentially subject the Company to significant concentration of credit risks except that the Company maintains cash in banks over the federally insured amounts of $100,000, but are otherwise in banks of high quality.

Statement of Cash Flows

For the purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

Financial Instruments

The carrying amounts of financial instruments, including cash and short-term investments, and accounts payable, are considered by management to be their estimated fair values due to their short term maturities.

Stock-Based Compensation Awards

Beginning in fiscal 2005, the Company began expensing prospective grants of employee stock-based compensation awards in accordance with Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” as amended by Statement of Financial Accounting Standards No. 148, “Accounting for Stock-Based Compensation - Transition and Disclosure - an Amendment of SFAS No. 123". The fair value of awards granted in fiscal 2005 and subsequent years are expensed ratably over the vesting period. Prior to fiscal 2005, the Company accounted for stock options under APB 25, “Accounting for Stock Issued to Employees” and, as allowable, adopted only the disclosure provisions of SFAS No. 123.

In December 2004, the FASB issued a revised Statement 123 (“SFAS 123R”), “Accounting for Stock-Based Compensation” requiring public entities to measure the cost of employee services received in exchange for an award of equity instruments based on grant date fair value. The cost will be recognized over the period during which an employee is required to provide service in exchange for the award, usually the vesting period. The effective date for this statement is as of the first interim period that begins after June 15, 2005 (after December 15, 2005 for small business filers). As the Company is accounting for its employee stock-based compensation awards in accordance with SFAS No. 123, adoption of this pronouncement is not expected to have a significant effect on the Company’s results of operations.

Estimates and Assumptions

Management uses estimates and assumptions in preparing financial statements in accordance with accounting principles generally accepted in United States of America. Those estimates and assumptions may affect the reported amounts of the assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing these financial statements.

Reclassification

Certain of the prior year accounts have been reclassified in order to conform with the presentation adopted in the current year.

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

Year Ended April 30, 2005

2.

Acquisition of a Database by Atlas Database Corp. (Subsidiary)

In June 1, 2000, Atlas Database Corp. (Subsidiary) purchased a database for $15,000. The database contains information on the natural resources and exploration developed during the period 1982 through 1997. The majority of the information contained in the database relates to research on bulk mineable precious mineralized material in the Western United States, particularly sediment hosted disseminated gold mineralized material and volcanic hosted disseminated hot springs gold mineralized material from which the Company, and its subsidiary, is using for the Company’s stated business objective of locating, acquiring, and exploring, mineral natural resource properties.

The database is being amortized to expense, on the straight line method, over 10 years starting, on the date of purchase.

3.

Reclamation Bonds

Reclamation bonds consists of bonds and other cash payments made as security to cover the costs of reclamation of the related property. Once the reclamation of the property is complete, the bond will be returned to the Company.

4.

Acquisition of Mineral Leases

The following acquired claims have not been proven to have commercially mineable ore reserves and therefore all costs of exploration and retaining the properties have been expensed.

Silver Bow Property

In February, 2003, the Company optioned 73 unpatented lode mining claims in Nye County, Nevada known as the Silver Bow Property. The terms of the option provide for advanced royalty payments totalling $165,000 by the fifth anniversary date as follows:

$10,000 upon signing (paid)
$15,000 on the 1st anniversary (paid)
$20,000 on the 2nd anniversary (paid)
$30,000 on the 3rd anniversary
$40,000 on the 4th anniversary
$50,000 on the 5th anniversary and yearly thereafter

The vendors maintain a 3 percent Smelter Return (NSR) royalty in the property. The Company has the right to purchase two thirds of the NSR for $1,500,000 and the final third for an additional $2,000,000.

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

Year Ended April 30, 2005

4.

Acquisition of Mineral Leases (Continued)

Lantern Property

On July 31, 2003, the Company entered into a mining lease with Newmont Mining Corporation for patented fee land totalling 1,123 acres, and also received a quit claim deed for 340 acres consisting of 17 unpatented mining claims. The property is known as the Lantern Property. Platoro West Incorporated, a corporation controlled by William Sheriff, one of the Company’s officers and shareholders, is also a party to the Mining Lease.

Under the lease agreement, the Company is required to spend $25,000 on exploration and assessment work during each of the years ended July 31, 2005 and 2006, $50,000 during each of the years ended July 31, 2007 through 2112 and $100,000 each year after that. The lease is subject to a maximum 4 percent NSR.

The title to 1,000 acres of the above property is being challenged in a court action, and is presently on appeal in the Nevada Supreme court.

Quartz Mountain Property

On October 15, 2003, the Company acquired an exclusive option from Seabridge Gold Corporation to earn a 50 percent interest in 67 unpatented mining claims located in Lake County, Oregon known as the Quartz Mountain property.

The terms of the agreement includes payments of cumulative exploration expenditures totalling $1,500,000 on or before October 15, 2008 with the following minimum payments: $100,000 by October 15, 2004 (paid), an additional $150,000 by October 15, 2005, an additional $250,000 by October 15, 2006, and the balance of $1,000,000 by October 15, 2008, and the issuance of 50,000 shares of common capital stock (completed), and 200,000 shares within 30 days of satisfying the expenditures described above. The Company can increase its interest from 50 percent to 62.5 percent if it agrees to fund a feasability study on the property within three years and issues 250,000 common shares upon completion of the feasability study.

Miller Property

During January 2004, the Company entered into a Mining Lease and Agreement with Pacific Intermountain Gold Corporation in which the Company leased 21 unpatented lode claims located in Esmeralda County, Nevada known as the “Miller Property”. The terms of the agreement includes the following lease and minimum royalty and exploration payments.

	Advance Royalty Payments	Exploration Expenditures
January 23, 2004 (paid)	$ 5,000	$ -
January 23, 2005 (paid)	7,500	-
January 23, 2006	10,000	55,000
January 23, 2007	15,000	50,000
January 23, 2008	30,000	70,000
January 23, 2009 and yearly thereafter
until commencement of commercial production	50,000	100,000

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

Year Ended April 30, 2005

4.

Acquisition of Mineral Leases (Continued)

Miller Property (Continued)

The property is subject to a sliding scale net smelter returns royalty ranging from 2 percent for gold prices under $300/oz to 5 percent for gold prices in excess of $500/oz. Advance royalty payments are credited against the sliding scale net smelter returns royalty.

The Company’s largest shareholder holds a 25 percent interest in Pacific Intermountain Gold Corporation.

Seven Troughs Property

During March 2004, the Company acquired a perpetual lease of mineral properties located in Pershing County, Nevada, known as the Seven Troughs Property from Newmont Capital Limited. The lease consists of three claim groups, which are owned, leased, or optioned by Newmont Capital Limited. Certain of the claims are subject to underlying net smelter returns royalties of 1 percent to 1.5 percent.

The Company is required to satisfy all obligations under the leases for Seven Troughs Property which include reimbursing Newmont for an advance minimum royalty payment of $25,000 (paid) and making payments on or before January 1, as follows:

$50,000 on January 1, 2005 (paid), $75,000 on January 1, 2006, and $100,000 on January 1, 2007 and yearly thereafter.

The advance royalty payments will be credited against 1 percent of the smelter returns royalty payable to the Lessor in respect of certain of the Leases.

The terms of the agreement also includes payments totalling $5,000,000 in exploration expenditures as follows:

$500,000 on or before September 1, 2005
$650,000 on or before September 1, 2006
$850,000 on or before September 1, 2007
$1,250,000 on or before September 1, 2008 and
$1,750,000 on or before September 1, 2009

The $500,000 of exploration expenditures due by September 1, 2005 is a firm commitment by the Company.

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

Year Ended April 30, 2005

4.

Acquisition of Mineral Leases (Continued)

Rattlesnake Hills and Lewiston Properties

In October 2004, the Company acquired Options to earn up to a 100 percent interest in two groups of mineral properties in Natrona and Fremont Counties, Wyoming from Bald Mountain Mining Co.

As consideration for the Options, the Company has paid the sum of $50,000 and issued 100,000 shares.

In order to exercise the option on the first property, the Company must incur cumulative exploration expenditures of $5,000,000 as follows:

$150,000 on or before October 14, 2005
$500,000 on or before October 14, 2006
$1,000,000 on or before October 14, 2007
$2,000,000 on or before October 14, 2008 and
$5,000,000 on or before October 14, 2009

In the event that the Company incurs some, but not all, of the cumulative exploration expenditures on the first property the Company shall be deemed to have earned an undivided 10 percent interest for each $500,000 of cumulative exploration expenditures incurred and will enter into a Joint Venture on the property.

In order to exercise the option on the second property, the Company must incur cumulative expenditures of $1,000,000 as follows:

$100,000 on or before October 14, 2005
$250,000 on or before October 14, 2006
$500,000 on or before October 14, 2007 and
$1,000,000 on or before October 14, 2008

In the event that the Company incurs some, but not all, of the cumulative exploration expenditures on the second property the Company shall be deemed to have earned an undivided 10 percent interest for each $100,000 of the cumulative exploration expenditures incurred and will enter into a Joint Venture on the property.

For each $500,000 of exploration expenditures on both properties the Company is required to issue an additional 50,000 Shares, to a maximum 1,000,000 Shares.

Thirty of the unpatented mining claims comprised in the first property are subject to a 4 percent NSR and twenty-two of the unpatented mining claims comprised in the first property are subject to a 3 percent NSR. The second property is subject to a 3 percent NSR.

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

Year Ended April 30, 2005

4.

Acquisition of Mineral Leases (Continued)

Arizona Strip Breccia Properties

The Company acquired an option to earn up to 50 percent interest in eight mineral properties with identified or indicated breccia pipes located in Coconino and Mohave Counties, Arizona.

As consideration for the options, the Company has paid cash payments in the amount of $10,000 and issued 125,000 shares.

In order to exercise the options in full, the Company is required to spend $1,500,000 on the exploration and development of the properties and issue an additional 525,000 shares as follows:

On or before December 31, 2005	$ 150,000	40,000 shares
On or before December 31, 2006	$ 150,000	85,000 shares
On or before December 31, 2007	$ 300,000	100,000 shares
On or before December 31, 2008	$ 400,000	125,000 shares
On or before December 31, 2009	$ 500,000	175,000 shares

The initial exploration and development expenditure and share commitment of $150,000 and 40,000 shares is a firm commitment. All other exploration expenditures and share commitments are optional.

The Company can earn an additional 20 percent interest if it agrees to fund a bankable feasibility study on the Property.

The Company’s largest shareholder is a significant shareholder and director of the Optionor.

Elliott Lake Uranium Property

The Company acquired an option to earn up to 75 percent interest in ten mineral claims with known uranium mineralization located in Buckles Township, Ontario.

As consideration for the option, the Company has paid CAD$50,000 and issued 200,000 shares.  In order to earn a 50 percent interest, the Company must incur exploration expenditures of CAD$850,000 on the property by September 1, 2008, pay an additional CAD$200,000 and issue an additional 400,000 shares. The Company will earn a 60 percent interest if it incurs aggregate exploration expenditures of CAD$1,850,000 by September 1, 2009.  The Company can earn an additional 15 percent interest if it agrees to fund a bankable feasibility study on the Property.

Hosta Butte, Hansen and McKinley Properties

The Company acquired options to earn up to a 65 percent interest in three separate uranium properties located in New Mexico and Colorado.

As consideration for the options, the Company agreed to issue 3,000,000 shares of common stock and, in order to exercise the options, the Company will be required to spend a total of $4,150,000 on exploration and development of the properties over a four-year period, of which $400,000 would be a firm commitment, and issue up to an additional 1,050,000 shares of common stock per property.

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

Year Ended April 30, 2005

4.

Acquisition of Mineral Leases (Continued)

Hosta Butte, Hansen and McKinley Properties (Continued)

The Company has the right to increase its interest in any or all of the properties to 80 percent if it elects to fund one or more of the properties to a bankable feasibility study and obtain permits for the intended mining and processing operation.  In which case, the Company would be required to issue an additional 250,000 shares of common stock per property.  The Company also agreed to appoint the principal of the optionor to its board of directors and grant him options to acquire 100,000 shares of common stock at a price of CAD $0.72 per share pursuant to the Company’s 2003 Key Employee Stock Option Plan, vesting in four equal amounts every six months beginning September 18, 2005 and expiring March 18, 2010.

The agreement is subject to the Company receiving an acceptable title report and the finalization of a formal operating agreement to govern the relationship of the parties on exercise of the options.

5.

Acquisition of Atlas Database Corp.

On January 24, 2003, the Company acquired all of the outstanding stock of Atlas Database Corp. (Atlas) by the issuance of 6,000,000 restricted common shares of the Company, representing 36 percent of the outstanding shares of the Company after the acquisition. The acquisition was recorded as a purchase with no goodwill recognized. The only asset held by Atlas was the database outlined in Note 2. The stock of Atlas acquired by the Company was valued at $11,092, the remaining book value of the database held by Atlas. The value of the 6,000,000 restricted shares issued by the Company was otherwise undeterminable. The operations of the subsidiary are included in the consolidated statement of operations starting January 24, 2003. There were no contingent terms as part of the acquisition agreement.

6.

Common Capital Stock and Warrants

Quincy is authorized to issue an aggregate of 200,000,000 Common Shares at $0.001 par value.

Since inception, the Company completed private placement offerings of 33,426,747 common shares for $11,113,743, 148,000 shares for payment of a debt, 6,000,000 shares for the purchase of all outstanding shares of Atlas Database Corp., 181,250 shares on exercise of stock options, and 475,000 shares for the purchase of mineral claims.

The Company issued 1,550,000 common share warrants as part of the issuance of 3,100,000 common shares on April 5, 2004. The warrants entitle the holders to purchase 1,550,000 common shares of the Company for $1.00 and will expire in September 2005.

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

Year Ended April 30, 2005

6.

Common Capital Stock and Warrants (Continued)

During fiscal 2005, the Company issued common share warrants pursuant to the private placements as follows:

-

issued 5,558,333 warrants as part of the issuance of 11,116,666 common shares for $0.37 per share on December 21, 2004. The warrants entitle the holders to purchase 5,558,333 common shares of the Company for CAD$0.65, expiring June 21, 2006.  In addition, the agent received an option to purchase 387,833 common shares at CAD $0.45, expiring June 21, 2006.

-

issued 2,452,941 common share warrants as part of the issuance of 4,905,882 common shares on April 1, 2005.  The warrants entitle the holders to purchase 2,452,941 common share of the Company for CAD $1.10, expiring April 1, 2007. The Company issued 487,765 common share warrants as part of the issuance of 975,529 common shares on April 8, 2005. The warrants entitle the holders to purchase 487,765 common shares of the Company for CAD $1.10, expiring April 8, 2007.

The Company has recorded the fair value of warrants issued during fiscal 2005 using the Black-Scholes pricing model based on the following assumptions:

	Warrants				Broker Warrants
Grant Date	Dec 21	April 1	April 8	Total	Dec. 21
No. of warrants	5,558,333	2,452,941	487,765		387,833
Exercise price	$ 0.52	$ 0.88	$ 0.88		$ 0.36
Expected volatility	102%	96%	96%		102%
Risk-free interest rate	4%	4%	4%		4%
Expected life (years)	1.5	2	2		1.5
Dividend yield	-	-	-		-
Fair value of warrants	$ 1,874,000	$ 678,000	$ 149,000	$ 2,701,000	$ 153,000

7.

Stock Options

2003 Key Employee Stock Option Plan

In October 2003, the Company established a 2003 Key Employee Stock Option Plan to provide additional incentive to its directors, officers, employees and consultants in their efforts on behalf of the Company in the conduct of its affairs. During 2005, the Company amended the existing stock option plan such that the maximum number of shares of the Company which are available for issuance pursuant to options granted under the plan was changed from a fixed number being 1,900,000 to a rolling number being 10 percent of the aggregate number of Common Shares outstanding. Under the terms of the plan, all options vest as determined by the Board but not later than 5 years from the grant date and expire on the tenth anniversary from the date of issue, unless otherwise specified.

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

Year Ended April 30, 2005

7.

Stock Options (Continued)

	2005			2004
	Weighted Average Exercise Price	No. of Options	Weighted Average Exercise Price	No. of Options
Outstanding, beginning of year	$ 0.30	1,895,000	$ -	-
Transactions during the year
Granted	0.39	1,050,000	0.30	1,895,000
Exercised	0.25	(181,250)	-	-
Cancelled	0.41	(93,750)	-	-
Outstanding, end of year	$ 0.32	2,670,000	$ 0.30	1,895,000
Exercisable, end of year	$ 0.26	1,165,000	$ 0.25	417,500

The following table provides additional information about outstanding stock options at April 30, 2005:

	No. of Options Outstanding	Weighted Average Remaining Life	Weighted Average Exercise Price	No. of Options Currently Exercisable	Weighted Average Exercise Price - Exercisable Options
		(Years)
$0.25 - 0.30	1,945,000	3.9	$ 0.26	1,090,000	$ 0.25
0.40 - 0.45	650,000	4.8	0.45	75,000	0.45
0.50 - 0.60	75,000	4.8	0.59	-	-
	2,670,000	4.1	$ 0.32	1,165,000	$ 0.26

The following table summarizes the assumptions used with the Black-Scholes valuation model for the  determination of the stock-based compensation costs for the stock options granted during the year ended April 30, 2005:

Grant Date	Nov. 1	Feb. 1	Feb. 28	Apr. 29	Total
No. of options granted	250,000	500,000	75,000	225,000	1,050,000
Exercise price	$ 0.30	$ 0.45	$ 0.59	$ 0.30
Expected volatility	97%	101%	99%	96%
Risk-free interest rate	4%	4%	4%	4%
Expected life (years)	5	5	5	5
Dividend yield	-	-	-	-
Stock-based compensation	$ 63,000	$ 199,000	$ 45,000	$ 68,000	$ 375,000
Expensed during the year	$ 13,230	$ 15,920	$ 1,875	-	$ 31,025

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

Year Ended April 30, 2005

7.

Stock Options (Continued)

In fiscal 2004, the Company applied the intrinsic value method in accounting for its stock-based compensation plan. Accordingly, no compensation expense was recognized for stock option grants because the exercise price of the stock options equalled or exceeded the market price of the underlying stock on the date of the grant to officers-directors or employees. If the Company had measured compensation under the fair value based method for stock options, the net operating loss and loss per share amounts for the year ended April 30, 2004 would have been as follows:

Net loss as reported	$ (1,042,182)
Stock-based employee compensation expense	(141,950)
Net pro-forma loss	$ (1,184,132)

Net loss per common share
As reported	$ (0.06)
Pro-forma	(0.06)

Non-Plan Options

During the year, the Company granted the following non-plan stock options as follows:

	2005			2004
	Weighted Average Exercise Price	No. of Options	Weighted Average Exercise Price	No. of Options
Outstanding, beginning of year	$ -	-	$ -	-
Transactions during the year
Granted	0.40	425,000	-	-
Outstanding, end of year	$ 0.40	425,000	$ -	-
Exercisable, end of year	$ 0.40	425,000	$ -	-

The weighted average remaining life for the above non-plan options is 3.7 years.

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

Year Ended April 30, 2005

7.

Stock Options (Continued)

The following table summarizes the assumptions used with the Black-Scholes valuation model for the determination of the stock-based compensation costs for the stock options granted during the year ended April 30, 2005:

Grant Date	June 17	July 29	Total
No. of options granted	50,000	375,000	425,000
Exercise price	$ 0.40	$ 0.40
Expected volatility	104%	100%
Risk-free interest rate	4%	4%
Expected life (years)	1	5
Dividend yield	-	-
Stock-based compensation	$ 10,000	$ 172,000	$ 182,000
Expensed during the year	$ 10,000	$ 172,000	$ 182,000

The total stock-based compensation expense including both the stock option plan and non-plan options was $213,025.

8.

Significant Transactions with Related Parties

The Company has paid consultant and management fees of $318,746 for the year ended April 30, 2005.

As at April 30, 2005, there are related party balances in the amount of $31,500 included in accounts payable and accruals.

In January 2005, Quincy advanced $100,000 to Garrison International Ltd. The advance is non-interest bearing and without fixed terms of repayment.

9.

Commitments

On June 17, 2004, the Company retained the services of an investor relation firm for a period of twelve months ending June 16, 2005. The Company paid a one time payment of $5,000 and has also agreed to give an option for 50,000 shares of the Company’s common stock at a price of $0.40 per share until June 16, 2005.

On July 1, 2004, the Company retained the services of an investor relations firm for a period of twelve months ending June 30, 2005. The Company is required to pay to $5,000 per month and has agreed to issue an option to acquire a total of 375,000 common shares at a price of $0.40 per share until June 30, 2009.

On February 11, 2005, the Company entered into a six month management services agreement with its new President and COO pursuant to which it has agreed to pay CAD$10,000 per month and granted options to acquire 500,000 shares of the Company’s common stock at CAD $0.56 per share pursuant to the Company’s 2003 Key Employee Stock Options Plan, subject to vesting over the two years and expiring in 2010.

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

Year Ended April 30, 2005

10.

Subsequent Events

Property Acquisitions

Crownpoint Property

Subsequent to April 30, 2005, the Company acquired an option to earn up to a 65 percent interest in the Crownpoint property located McKinley County, New Mexico.

As consideration for the option, the Company agreed to issue 3,000,000 shares of common stock and pay $350,000. In order to exercise the options, the Company will be required to spend a total of $4,000,000 on exploration and development of the properties over a four-year period, of which $500,000 would be a firm commitment, and issue to an additional 3,150,000 shares of common stock as follows:

On or Before	Exploration and Development Expenditures	Shares
May 12, 2006	$ 500,000	400,000
May 12, 2007	750,000	600,000
May 12, 2008	1,250,000	1,000,000
May 12, 2009	1,500,000	1,150,000

The Company has the right to increase its interest in the property to 80 percent if it elects to fund the property to a bankable feasibility study and obtain permits for the intended mining and processing operation. In which case, the Company would be required to issue an additional 750,000 shares of common stock.

The agreement is subject to the Company receiving an acceptable title report and the finalization of a formal operating agreement to govern the relationship of the parties on exercise of the options.

Aurora Property

Subsequent to April 30, 2005, the Company acquired an option to earn up to a 75 percent interest in 18 unpatented lode claims in Malheur County, State of Oregon and known as the Aurora Property.  The Aurora Property is subject to a 1.5 percent Net Smelter Returns royalty.

As consideration for the option, the Company paid CAD$25,000 and issued 1,000,000 shares.  In order to earn a 51 percent interest, the Company must incur cumulative exploration expenditures of $2,000,000 on the Aurora Property and issue to EMC 1,000,000 shares as follows.  The Company can earn an additional 24 percent interest if it agrees to fund a bankable feasibility study on the Property.

On or Before	Exploration and Development Expenditures	Shares
May 18, 2006	$ 200,000	Nil
May 18, 2007	400,000	333,333
May 18, 2008	600,000	333,333
May 18, 2009	800,000	333,334

Quincy Energy Corp.

(formerly Quincy Resources Inc.) and Subsidiary

(an Exploration Stage Company)

Notes to Consolidated Financial Statements

Year Ended April 30, 2005

10.

Subsequent Events (Continued)

The initial exploration and development expenditure commitment of $200,000 is a firm commitment. All other exploration expenditures and share commitments are optional.

The Company’s largest shareholder is a significant shareholder and director of the Optionor.

Consulting Agreements

On May 12, 2005, the Company retained the services of a geological consultant on a month-to-month basis pursuant to which it has agreed to pay US$4,000 per month and granted options to acquire 25,000 shares of the Company’s common stock at Cdn$0.43 per share pursuant to the Company’s 2003 Key Employee Stock Option Plan, subject to vesting over the two years and expiring in 2010.

Effective June 1, 2005, the Company entered into a month-to-month agreement with its new Chief Geologist pursuant to which it has agreed to pay US$4,000 per month and granted options to acquire 25,000 shares of the Company’s common stock at Cdn$0.45 per share pursuant to the Company’s 2003 Key Employee Stock Option Plan, subject to vesting over the two years and expiring in 2010.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS OF ENERGY METALS CORPORATION

The following unaudited consolidated financial statements were prepared by Energy Metals for the three month period and six month period ended December 31, 2005.

ENERGY METALS CORPORATION

(An Exploration Stage Company)

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in Canadian dollars)

DECEMBER 31, 2005

MANAGEMENT’S COMMENTS ON
UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

The accompanying interim consolidated financial statements of Energy Metals Corporation for the six months ended December 31, 2005 have been prepared by management and are the responsibility of the Company’s management.  These interim consolidated financial statements have not been reviewed by the Company’s external auditors.

ENERGY METALS CORPORATION

(An Exploration Stage Company)

BALANCE SHEETS

(Expressed in Canadian Dollars)

	December 31, 2005 (Unaudited)	June 30, 2005 (Audited)
	$	$

ASSETS

Current
Cash and equivalents	29,668,357	19,701,747
Marketable securities (Note 3)	771,650	651,250
Receivables	107,728	88,759
Prepaid expenses and deposits	49,421	48,621
Total current assets	30,597,156	20,490,377

Non-refundable advance (Note 4)	588,800	-
Property and equipment (Note 5)	101,874	81,747
Mineral properties (Note 6)	10,987,710	3,228,912

Total assets	42,275,540	23,801,036

LIABILITIES AND SHAREHOLDERS' EQUITY

Current
Accounts payable and accrued liabilities	50,783	89,973

Shareholders' equity
Capital stock (Note 7), unlimited number of common shares authorized without par value; 31,212,372 and 24,627,772 shares issued at December 31, 2005 and June 30, 2005, respectively	51,366,096	34,874,778
Contributed surplus (Note 7)	1,685,966	1,175,618
Commitment to issue shares (Note 7)	3,575,000	543,900
Deficit accumulated during the exploration stage	(3,475,383)	(1,956,311)
Deficit	(10,926,922)	(10,926,922)

Total shareholders’ equity	42,224,757	23,711,063

Total liabilities and shareholders’ equity	42,275,540	23,801,036

Nature and continuance of operations (Note1)

Commitments (Note 12)

Subsequent events (Note 14)

On behalf of the Board:

“Paul Matysek”	Director	“Jim Watt”	Director

The accompanying notes are an integral part of these interim consolidated financial statements.

ENERGY METALS CORPORATION
(An Exploration Stage Company)

INTERMIN CONSOLIDATED STATEMENTS OF LOSS AND DEFICIT

(Expressed in Canadian Dollars)

(Unaudited – Prepared by Management)

	Three months ended December 31		Six months ended December 31		Cumulative from commencement of exploration stage on July 1, 2004 to December 31,
	2005	2004	2005	2004	2005
	$	$	$	$	$

EXPENSES
Advertising and promotion	25,604	-	59,618	-	211,458
Amortization	7,006	577	16,018	577	39,813
Bank charges and interest	1,403	2,147	3,158	2,147	3,158
Consulting fees	200,838	80,264	313,078	116,683	606,662
Filing and regulatory fees	22,130	31,311	27,030	39,697	138,382
Insurance	19,463	-	20,713	-	20,713
Management fees	97,500	40,000	135,000	49,000	343,500
Office and miscellaneous	34,433	15,992	53,627	19,727	121,828
Professional fees	64,353	28,653	100,534	39,219	186,569
Property investigation	-	-	-	-	17,695
Rent	16,963	6,899	16,860	12,638	52,655
Salaries and benefits	28,919	-	62,541	-	85,646
Stock-based compensation	763,750	312,750	846,143	408,532	1,628,643
Telephone	9,482	8,389	14,991	10,780	44,055
Transfer agent	6,129	9,457	9,526	9,457	26,400
Travel	53,976	41,371	80,681	59,161	194,260
Loss before other items	1,351,949	577,810	1,759,518	767,618	3,721,437

OTHER ITEMS
Allowance for decline in securities	-	-	-	-	(88,750)
Write off of mineral property (Note 5)	-	(17,358)	-	(17,358)	(17,358)
Interest income	145,056	12,806	263,949	13,414	413,022
Foreign exchange gain (loss)	(2,769)	(35,042)	(23,503)	(35,042)	(60,860)

	142,287	(39,594)	240,446	(38,986)	246,054

LOSS FOR THE PERIOD	(1,209,662)	(617,404)	(1,519,072)	(806,604)	(3,475,383)

DEFICIT, BEGINNING OF PERIOD	(13,192,643)	(11,116,122)	(12,883,233)	(10,926,922)

DEFICIT, END OF PERIOD	(14,402,305)	(11,733,526)	(14,402,305)	(11,733,526)

LOSS PER COMMON SHARE	(0.04)	(0.05)	(0.06)	(0.08)

Weighted average number of common shares	27,554,352	11,937,832	26,440,386	9,968,865

The accompanying notes are an integral part of these interim consolidated financial statements.

ENERGY METALS CORPORATION
(An Exploration Stage Company)

INTERIM CONSOLIDATED STATEMENTS OF CASH FLOWS

(Expressed in Canadian Dollars)

(Unaudited – Prepared by Management)

	Three months ended December 31		Six months ended December 31		Cumulative from commencement of exploration stage on July 1, 2004 to December 31,
	2005	2004	2005	2004	2005
	$	$	$	$	$

CASH FLOWS FROM OPERATING ACTIVITIES
Loss for the period	(1,209,662)	(617,404)	(1,519,072)	(806,604)	(3,475,383)
Items not affecting cash:
Amortization	7,006	577	16,018	577	39,813
Allowance for decline on securities	-	-	-	-	88,750
Stock-based compensation	763,750	312,750	846,143	408,532	1,628,643
Write off of mineral property	-	17,358	-	17,358	17,358
Changes in non-cash working capital items:
Increase in prepaid expenses	986	(19,390)	(800)	(24,185)	(150,579)
Decrease (increase) in receivables	33,922	(11,775)	(18,969)	(9,268)	(101,014)
Increase (decrease) in accounts payable and accrued liabilities	13,779	22,526	(39,190)	42,972	32,602

Net cash used in operating activities	(390,218)	(295,358)	(715,870)	(370,618)	(1,618,652)

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property and equipment	(21,019)	(11,531)	(36,145)	(11,531)	(141,687)
Non-refundable advance	(588,800)	-	(588,800)	-	(588,800)
Acquisition of mineral properties	(1,105,564)	(223,458)	(2,626,670)	(324,727)	(3,659,960)
Recovery of mineral property costs	23,552	-	35,592	-	152,744

Net cash used in investing activities	(1,691,831)	(234,989)	(3,216,023)	(336,258)	(4,237,703)

CASH FLOWS FROM FINANCING ACTIVITIES
Capital stock issued	13,081,875	5,256,250	14,224,253	5,830,218	36,599,405
Share issue costs	(325,750)	(109,808)	(325,750)	(109,808)	(1,248,659)

Net cash provided by financing activities	12,756,125	5,146,442	13,898,503	5,720,410	35,350,746

Change in cash during the period	10,674,075	4,616,095	9,966,610	5,013,534	29,294,391

Cash, beginning of period	18,994,282	771,405	19,701,747	373,966	373,966

Cash, end of period	29,668,357	5,387,500	29,668,357	5,387,500	29,668,357

Supplementary disclosure with respect to cash flow (Note 11)

The accompanying notes are an integral part of these interim consolidated financial statements.

ENERGY METALS CORPORATION
(An Exploration Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

For the six months ended December 31, 2005

(Unaudited – Prepared by Management)

1.

NATURE AND CONTINUANCE OF OPERATIONS

The Company is incorporated under the laws of British Columbia and its principal business activities include the acquisition, development and exploration of uranium properties.

These interim consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles with the assumption that the Company will be able to realize its assets and discharge its liabilities in the normal course of business rather than through a process of forced liquidation.  Continued operations of the Company are dependent upon the Company’s ability to receive continued financial support, complete public equity financing, or generate profitable operations in the future.

2.

SIGNIFICANT ACCOUNTING POLICIES

The interim consolidated financial statements of the Company have been prepared by management in accordance with Canadian generally accepted accounting principles.  The preparation of financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.  The financial statements have, in management's opinion, been properly prepared using careful judgement with reasonable limits of materiality.  These interim consolidated financial statements should be read in conjunction with the most recent annual financial statements.  The significant accounting policies follow that of the most recently reported annual financial statements.  The significant differences between Canadian generally accepted accounting principles and United States generally accepted accounting principles are disclosed in Note 12.

3.

MARKETABLE SECURITIES

Marketable securities are comprised of the following:

	December 31, 2005 $	June 30, 2005 $

North American Gems Inc.	10,000	10,000
Quincy Gold Corp.	667,650	641,250
Glen Hawk Minerals Ltd.	54,000	-
Thelon Ventures Ltd.	40,000	-

	771,650	651,250

As at December 31, 2005, marketable securities have an aggregate market value of $899,900 (June 30, 2005 - $663,250).   Included in marketable securities is $667,650 (June 30, 2005 - $641,250) held in a company with a director in common.

4.

NON-REFUNDABLE DEPOSIT

On November 16, 2005, the Company paid a non-refundable deposit of US$500,000 to Quincy Energy Corp. (“Quincy”) pursuant to an acquisition agreement to acquire all the issued and outstanding shares of Quincy.  See Note 12(b)(ii).

ENERGY METALS CORPORATION
(An Exploration Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

For the six months ended December 31, 2005

(Unaudited – Prepared by Management)

5.

PROPERTY AND EQUIPMENT

	September 30,2005			June 30, 2005
	Cost $	Accumulated Amortization $	Net Book Value $	Cost $	Accumulated Amortization $	Net Book Value $

Computer equipment	30,890	12,569	18,321	25,551	7,966	18,585
Office equipment	103,449	26,136	77,313	78,991	15,829	63,162
Leasehold improvements	7,310	1,070	6,240	-	-	-

	141,649	39,775	101,874	105,542	23,795	81,747

6.

MINERAL PROPERTIES

	Six months ended December 31, 2005 $	Year ended June 30, 2005 $

Acquisition costs:
Balance, beginning of period	3,206,248	15,684
Additions:
Contractual	7,339,670	3,089,602
Filing fees	246,119	714,869
Lease payments	201,028	52,954
Staking	33,094	178,911
Title search	23,057	11,190

	11,049,216	4,063,210

Written-off	-	(9,810)
Costs recovered	(155,992)	(847,152)

Balance, end of period	10,893,224	3,206,248

Exploration costs:

Balance, beginning of period	22,664	7,548
Additions:
Consulting fees	10,684	-
Drafting	25,745	-
Maps	340	1,959
Reports	35,053	15,432
Storage	-	5,273

	94,486	30,212

Written-off	-	(7,548)

Balance, end of period	94,486	22,664

Total costs	10,987,710	3,228,912

ENERGY METALS CORPORATION
(An Exploration Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

For the six months ended December 31, 2005

(Unaudited – Prepared by Management)

6.

MINERAL PROPERTIES (cont’d…)

Title to mineral properties involves certain inherent risks due to the difficulties of determining the validity of certain claims as well as the potential for problems arising from the frequently ambiguous conveyancing history characteristic of many mineral properties.  The Company has investigated title to all of its mineral properties and, to the best of its knowledge, title to all of its properties is in good standing.

a)

On July 19, 2004, the Company entered into an agreement with an individual who subsequently became a director of the Company to acquire a 100% interest in advanced uranium properties known as Aurora Project – New U Claims in Oregon and Velvet Project – UT in Utah.  As consideration, the Company issued 1,000,000 shares valued at $350,000.  In addition, the Company issued 100,000 shares valued at $35,000 as a finder’s fee.

Under the terms of this agreement, the Company was granted a right of first refusal to acquire the interest of the vendor in other properties located in Arizona, Wyoming, Colorado, New Mexico, Nevada, Utah and Texas.

b)

On September 24, 2004, the Company entered into an agreement to acquire a 100% interest in the Frank M Uranium property in Utah.  As consideration, the Company is required to pay the following amounts:

US$	15,000	Upon signing (paid)
	20,000	First anniversary (paid)
	25,000	Second anniversary
	40,000	Third anniversary
US$	100,000

In addition, the Company is required to issue the following shares:

	10,000	First anniversary (paid)
	15,000	Second anniversary
	10,000	Third anniversary
US$	30,000

c)

On October 25, 2004, the company entered into an agreement to acquire a 100% interest in certain mineral claims and leases located in Arizona and Wyoming.  As consideration, the Company is required to issue the 500,000 common shares valued at $750,000 of which 400,000 have been issued and 100,000 are to be issued on or before January 31, 2006 and are included in the commitment to issue shares (Note 6)

d)

On October 25, 2004, the Company entered into an agreement with an individual who subsequently became a director of the Company to acquire a 100% interest in certain mineral claims and leases located in Arizona and Wyoming.  As consideration, the Company is required to issue 1,250,000 shares valued at $1,875,000 of which 1,000,000 have been issued and 250,000 are to be issued on or before January 31, 2006 and are included in the commitment to issue shares (Note 6)

ENERGY METALS CORPORATION
(An Exploration Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

For the six months ended December 31, 2005

(Unaudited – Prepared by Management)

6.

MINERAL PROPERTIES (cont’d…)

e)

On November 5, 2004, the Company entered into an agreement with Quincy Gold Corp. (“Quincy”) to grant a 50% interest in eight mineral properties in Coconino and Mohave Counties, Arizona.  The Company received US$10,000 and is entitled to receive the following shares in Quincy:

125,000	Upon regulatory approval
40,000	December 31, 2005 (received)
85,000	December 31, 2006
100,000	December 31, 2007
125,000	December 31, 2008
175,000	December 31, 2009
650,000

In addition, Quincy is required to incur exploration expenditures of US$1,500,000 by December 31, 2009.  The foregoing is subject to regulatory approval.

f)

On February 4, 2005, the Company entered into an agreement to acquire a 100% interest in the Congress Property in Utah.  As consideration, the Company paid US$15,000 and issued 10,500 shares valued at $18,900.  The claims are subject to a 5.1% NPI

g)

On May 18, 2005, the Company entered into an agreement with Quincy to grant a 51% interest in the Company’s Aurora property in Oregon. Quincy is related to the Company with a common director.  The Company received US$25,000 and is entitled to receive the following shares in Quincy:

1,000,000	Upon execution of agreement (received)
333,333	May 18, 2007
333,333	May 18, 2008
333,334	May 18, 2009
2,000,000

Quincy is also required to expend US$2,000,000 on exploration expenditures in stages to May 18, 2009.  An additional 24% interest can be earned by Quincy in exchange for funding a bankable feasibility study.  The claims are subject to a 1.5% net smelter returns royalty.

h)

On June 1, 2005, the Company entered into an agreement with a director of the Company for the use of certain exploration databases and was granted the right to sublicense these databases in exchange for a 20% fee on any consideration received.  The Company subsequently sublicensed various records and data regarding a uranium mining project in S. Africa to Uranco Inc.  The Company received US$30,000 and is entitled to receive shares at a value of US$37,000 on or before December 31, 2005.  If the shares are not issued, the Company is entitled to receive cash consideration of US$37,000 by January 15, 2006.  An amount of US$6,000 was paid to a director of the Company in respect of this sale pursuant to this agreement.

ENERGY METALS CORPORATION
(An Exploration Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

For the six months ended December 31, 2005

(Unaudited – Prepared by Management)

6.

MINERAL PROPERTIES (cont’d…)

i)

On June 20, 2005, the Company entered into an option agreement with Glen Hawk Minerals Ltd. (“GHM”) in respect of certain stake claims known as the San Rafael Property in Utah.  Under the terms of the agreement, GHM is entitled to 51% interest upon completion of the following:

i)

pay US$ 15,000 upon execution of agreement (received)

ii)

pay US$ 20,000 and issued 600,000 in GHM upon regulatory approval (received subsequently)

iii)

issue 125,000 shares in GHM on April 26, 2006

iv)

issue 125,000 shares in GHM on April 26, 2007

v)

issue 150,000 shares in GHM on April 26, 2008

vi)

issue 200,000 shares in GHM on April 26, 2009

vii)

issue 250,000 shares in GHM on April 26, 2010

viii)

incur US$ 1,100,000 of exploration expenditures with the next 5 years.

An additional 24% interest can be earned by GHM in exchange for funding a bankable feasibility study.

j)

On June 20, 2005, the Company entered into an Option Agreement with Thelon Ventures Ltd. (“Thelon”) to grant a 51% interest in certain staked claims known as the White River Valley property in Nevada.  As consideration, the Company is entitled to receive the following:

i)

cash payment of US$10,000 upon execution of agreement (received)

ii)

cash payment of US$10,000 and 500,000 shares in Thelon upon regulatory approval (received)

iii)

750,000 shares in Thelon over the next 5 years

In addition, Thelon is required to incur exploration expenditures of US$1,000,000 over the next 5 years.  An additional 29% interest can be earned by Thelon in exchange for funding a bankable feasibility study.

k)

On August 23, 2005, the Company exercised its right of first refusal granted in an agreement dated July 19, 2004 with a director of the Company to acquire all of his interest in various uranium properties.  As consideration, the Company is required to issue the following shares:

500,000

Upon regulatory approval (issued)

500,000

January 5, 2006 (subsequently issued)

500,000

January 5, 2007

l)

On September 16, 2005, the Company entered into an agreement with United Nuclear Corporation to acquire the technical data pertaining to national and international uranium properties for cash consideration.

m)

On October 3, 2005, the Company entered into an agreement with Standard Uranium Inc. to sell database on the Maybell Project in Colorado.  As consideration, the Company is entitled to receive 10,000 common shares in Standard Uranium Inc.  This agreement is subject to to regulatory approval.

n)

On October 24, 2005, the Company entered into an agreement with John Wold to acquire the technical date pertaining to uranium properties.  As consideration, the Company issued 219,100 common shares and paid cash consideration.

o)

On November  16, 2005, the Company entered into an agreement with Powertech Industries Inc. (“Powertech”) to sell its 100% interest in the Black Hills, South Dakota property.  As consideration, the Company is entitled to receive 1,000,000 common shares and 1,250,000 share purchase warrants in Powertech upon closing.  The Company is entitled to 2% to 4% royalties.  This agreement is subject to regulatory approval .

ENERGY METALS CORPORATION
(An Exploration Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

For the six months ended December 31, 2005

(Unaudited – Prepared by Management)

7.

CAPITAL STOCK AND CONTRIBUTED SURPLUS

	Number of Shares	Capital Stock $	Contributed Surplus $

Authorized:
Unlimited number of common shares without par value

Issued:
Balance as at June 30, 2005	24,627,772	34,874,778	1,175,618
Private placements	4,000,000	12,500,000
Exercise of options	507,500	488,425	-
Exercise of warrants	1,337,500	1,235,828	-
For mineral properties	739,600	2,257,020	-
Stock-based compensation	-	-	846,143
Share issue costs	-	(325,750)
Conversion of options on exercise	-	335,795	(335,795)

Balance as at December 31, 2005	31,212,372	51,366,096	1,685,966

Commitment to issue shares

The Company is committed to issue 1,350,000 common shares valued at $3,575,000, being the value of the shares at the date the obligation arose, to vendors of certain mineral properties that include an individual who is a director of the Company.   Subsequent to December 31, 2005, the Company issued 850,000 common shares valued at $2,050,000. (See Note 12).

Stock options and warrants

The Company has a stock option plan under which it is authorized to grant options to executive officers and directors, employees and consultants enabling them to acquire up to 3,921,115 common shares of the Company. Under the plan, the exercise price of each option shall not be less than the average closing price as calculated on the date of grant. The options can be granted for a maximum term of 5 years and have vesting provisions.

Stock option and share purchase warrant transactions are summarized as follows:

	Warrants		Stock Options
	Number	Weighted average exercise price $	Number	Weighted average exercise price $

Outstanding, June 30, 2005	5,340,789	2.49	1,930,000	1.31
Granted	-	-	1,180,000	3.10
Exercised	(1,337,500)	0.92	(507,500)	0.96

Outstanding, December 31, 2005	4,003,289	3.02	2,602,500	2.19

Number currently exercisable	4,003,289	3.02	1,168,750	1.82

ENERGY METALS CORPORATION
(An Exploration Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

For the six months ended December 31, 2005

(Unaudited – Prepared by Management)

7.

CAPITAL STOCK AND CONTRIBUTED SURPLUS (cont’d…)

As at December 31, 2005, incentive stock options and share purchase warrants were outstanding as follows:

	Number of Shares	Exercise Price $	Expiry Date

Options	225,000	0.35	July 20, 2006
	12,500	0.50	July 20, 2006
	12,500	0.65	August 4, 2006
	100,000	1.28	October 12, 2006
	762,500	1.48	November 26, 2006
	87,500	1.70	January 21, 2007
	122,500	2.40	May 13, 2007
	100,000	2.50	March 17, 2008
	80,000	3.00	November 1, 2009
	600,000	3.07	November 30, 2009
	500,000	3.15	December 1, 2009

Warrants	550,000	1.50	April 21, 2006
	87,500	1.50	May 16, 2006
	1,050,000	2.00	February 1, 2007
	2,105,263	4.00	April 19, 2007

Agent’s Compensation Options	210,526(1)	2.85	April 19, 2007

(1)

Each agent’s compensation option is exercisable into one common share and one-half of one common share purchase warrant.  Each whole warrant entitles the holder to acquire one additional common share at an exercise price of $4.00 until April 19, 2007.

Stock-based compensation

During the six months ended December 31, 2005, the Company recognized stock based compensation of $846,143 (2004 - $408,532) in the statement of operations as a result of incentive stock options granted and vested. The weighted average fair value of options vested was $1.12 (2004 - $1.12) per share.

The fair value of compensatory options and warrants granted is estimated on grant date using the Black-Scholes option pricing model. The weighted average assumptions used in calculating the fair values are as follows:

	December 31, 2005	June 30, 2005

Risk-free interest rate	3.34%	3.34%
Expected life of options	2 years	2 years
Volatility	76 – 80%	66 - 118%
Dividend rate	0.00%	0.00%

ENERGY METALS CORPORATION
(An Exploration Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

For the six months ended December 31, 2005

(Unaudited – Prepared by Management)

8.

RELATED PARTY TRANSACTIONS

During the six months ended December 31, 2005, the Company paid or accrued the following amounts to directors or to companies controlled by common directors:

a)

Management fees in the amount of $135,000 (2004 - $49,000).

b)

Consulting fees in the amount of $120,631 (2004 - $11,940).

These transactions were in the normal course of operations and were measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.

During the six months ended December 31, 2005, the Company exercised its right of first refusal granted in an agreement dated July 19, 2004 with a director of the Company to acquire all of his interest in various uranium properties.  See Note 5(k) above.

9.

FINANCIAL INSTRUMENTS

The Company’s financial instruments consist of cash and equivalents, marketable securities, receivables and accounts payable and accrued liabilities.  Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.  The fair market values of these financial instruments approximate their carrying values, unless otherwise noted.

10.

SEGMENTED INFORMATION

The Company’s one reportable operating segment is the acquisition and exploration of mineral properties.  Geographic information is as follows:

	December 31, 2005 $	June 30, 2005 $

Capital assets:
Canada	83,743	77,2747
U.S.A.	11,005,841	3,233,412

	11,089,584	3,310,659

11.

SUPPLEMENTAL DISCLOSURE WITH RESPECT TO CASH FLOWS

Significant non-cash transactions for the six months ended December 31, 2005 were as follows:

a)

Issuance of 510,500 common shares valued at $1,543,900 as partial settlement for commitment to issue shares

b)

Issuance of 229,100 common shares valued at $713,120 for acquisition of mineral properties

c)

Receipt of 500,000 common shares of Thelon Ventures Ltd. valued at $40,000 as recovery of mineral properties.

d)

Receipt of 600,000 common shares of Glen Hawk Minerals Ltd. valued at $54,000 as recovery of mineral properties

e)

Receipt of 40,000 common shares of Quincy Energy Corp. valued at $26,400 as recovery of mineral properties

ENERGY METALS CORPORATION
(An Exploration Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

For the six months ended December 31, 2005

(Unaudited – Prepared by Management)

12.

COMMITMENTS

a) Lease commitments:

The Company has entered into operating lease agreements for premises with the following annual lease commitment:

2006	$ 109,811
2007	113,092
2008	103,668

$ 326,571

b) Acquisition commitments:

i.

On November 9, 2005, the Company entered into an agreement to acquire all of the issued and outstanding shares of Standard Uranium Inc. (“Standard”), a publicly trading company listed on the TSX Venture Exchange under the symbol URN on the basis of 0.64 for every 1.00 common share of Standard.

In addition, the Company has agreed to advance US$7.0 million to Standard Uranium Inc. with the following terms:

Duration:

3 years

Interest:

4.0% per annum

Security:

Registered convertible debenture over all assets of Standard

Conversion:

$1.45 per share up to a maximum of 19.5% of total issued and outstanding share

The advance is to facilitate Standard Uranium Inc. to complete the acquisition of the Hobson plant and related properties.

ii.

On November 13, 2005, the Company entered into an agreement to acquire all of the issued and outstanding shares of Quincy (“Quincy”), a publicly trading company listed on the TSX Venture Exchange under the symbol QUI on the basis of 0.20 for every 1.00 common shares of Quincy.

These agreements are subject to regulatory approvals.

13.

DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

a)

The interim consolidated financial statements have been prepared in accordance with Canadian GAAP.  Canadian GAAP differs in certain material respects from US GAAP.  The material differences between Canadian and US GAAP and their effect on the Company’s consolidated financial statements are summarized in the tables below.

ENERGY METALS CORPORATION
(An Exploration Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

For the six months ended December 31, 2005

(Unaudited – Prepared by Management)

13.

DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont’d)

Consolidated statements of operations

	Three months ended December 31, 2005 $	Three months ended December 31, 2004 $	Six months ended December 31, 2005 $	Six months ended December 31, 2004 $	Cumulative $

Net loss under Canadian GAAP	(1,209,662)	(617,404)	(1,519,072)	(806,604)	(3,475,383)
Impairment of mineral property (i)	-	17,358	-	17,358	17,358
Mineral property acquisition and exploration costs (i)	(1,702,732)	(1,326,100)	(7,758,797)	(1,458,601)	(10,981,835)

Net loss under US GAAP	(2,912,394)	(1,926,146)	(9,277,869)	(2,247,847)	(14,439,860)

Other comprehensive income
Unrealized holding gain on available- for sale marketable securities (ii)	32,900	4,000	116,250	4,000	49,500

Comprehensive income (loss) for the year	(2,879,494)	(1,922,146)	(9,294,119)	(2,243,847)	(14,390,360)

Loss per share under US GAAP	(0.11)	(0.16)	(0.35)	(0.23)

Weighted average number of common shares under US GAAP	27,554,352	11,937,832	26,440,386	9,968,865

Consolidated balance sheets

	December 31, 2005 $	June 30, 2005 $
TOTAL ASSETS
Canadian GAAP	42,275,540	23,801,036
Mineral properties (i)	(10,987,710)	(3,228,912)
Available-for-sale marketable securities (ii)	128,250	12,000

US GAAP	31,416,080	20,584,124

TOTAL LIABILITIES
Canadian and US GAAP	50,783	89,973

SHAREHOLDERS’ EQUITY
Canadian GAAP	42,224,757	23,711,063
Mineral properties (i)	(10,987,710)	(3,228,912)
Available for sale securities (ii)	128,250	12,000

US GAAP	31,365,297	20,494,151

ENERGY METALS CORPORATION
(An Exploration Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

For the six months ended December 31, 2005

(Unaudited – Prepared by Management)

13.

DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont’d)

Consolidated statements of cash flows

	Three months ended December 31, 2005 $	Three months ended December 31, 2004 $	Six months ended December 31, 2005 $	Six months ended December 31, 2004 $	Cumulative $
OPERATING ACTIVITIES
Cash used under Canadian GAAP	(390,218)	(295,358)	(1,304,670)	(370,618)	(2,407,452)
Mineral property expenditures (i)	(1,105,564)	(223,458)	(2,626,670)	(324,727)	(3,542,808)
Recovery of mineral property costs (i)	23,552	-	35,592	-	35,592

Cash used under US GAAP	(1,472,230)	(518,816)	(3,895,748)	(695,345)	(5,914,668)

INVESTING ACTIVITIES
Cash used under Canadian GAAP	(1,691,831)	(234,989)	(2,627,223)	(336,258)	(3,648,903)
Mineral property expenditures (i)	1,105,564	223,458	2,626,670	324,727	3,542,808
Recovery of mineral property costs (i)	(23,552)	-	(35,592)	-	(35,592)

Cash used under US GAAP	(609,819)	(11,531)	(36,145)	(11,531)	(141,687)

i)

Mineral property acquisition and exploration costs

Mineral property costs, including acquisition and exploration costs, are accounted for in accordance with Canadian GAAS as disclosed in Note 2.  The Company has determined for US GAAP purposes to expense mineral property acquisition and exploration costs as incurred.  In addition, US GAAP requires that exploration costs not be capitalized until a positive feasibility study is completed.  The capitalized costs of such mineral properties would then be measured, on a periodic basis, to ensure that the carrying value can be recovered on an undiscounted cash flow basis.  If the carrying value cannot be recovered on this basis, the mineral properties would be written down to net recoverable value on a discounted cash flow basis.

ii)

Marketable securities

US GAAP requires marketable securities which are classified as available-for-sale to be carried at fair value, as determined by quoted published market prices, with unrealized holding gains and losses to be included in a separate component of stockholders’ equity.  In addition, net realized gains and losses on security transactions would be determined on the specific identification cost basis and included in the determination of earnings for the year.  The Company has included the unrealized holding gain of $ 128,250 (June 30, 2005 - $ 12,000) on its available-for-sale marketable securities in accumulated other comprehensive income for US GAAP purposes.

iii)

Functional currency

The Company’s functional currency is the Canadian dollar.

ENERGY METALS CORPORATION
(An Exploration Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

For the six months ended December 31, 2005

(Unaudited – Prepared by Management)

13.

DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (cont’d)

iv)

Credit risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents.  The Company places its cash and cash equivalents with high quality financial institutions, thereby minimizing exposure for deposits in excess of federally insured amounts.  The Company believes its credit risk associated with cash is remote.

v)

Exploration stage company

The Company is in the exploration stage and, as of December 31, 2005, is considered a development stage company as defined by Statement of Financial Accounting Standards (“SFAS”) No. 7.  At December 31, 2005 the Company has accumulated a deficit while in the development stage.  The Company entered the development stage with respect to uranium exploration effective on July 1, 2004.  At that time the Company ceased to carry on exploration activities with respect to its other natural resource interests.

(b)

New authoritative pronouncements

In May 2005, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 154, Accounting changes and error corrections - A replacement of APB Opinion No. 20 and SFAS No. 3 (“SFAS 154”). SFAS 154 requires retrospective application to prior periods' financial statements for changes in accounting principle. SFAS 154 also requires that a change in depreciation, amortization, or depletion method for long-lived, non-financial assets be accounted for as a change in accounting estimate affected by a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The implementation of SFAS 154 is not expected to have a material impact on our results of operations, financial position or cash flows.

In December 2004, the FASB issued its final standard on accounting for employee stock options, SFAS No. 123 (Revised 2004), Share-based payment (“SFAS 123 (R)”). SFAS 123 (R) replaces SFAS No. 123, Accounting for stock-based compensation (SFAS 123), and supersedes APB 25, Accounting for stock issued to employees. SFAS 123 (R) requires companies to measure compensation costs for all share-based payments, including grants of employee stock options, based on the fair value of the awards on the grant date and to recognize such expense over the period during which an employee is required to provide services in exchange for the award.  The pro forma disclosures previously permitted under SFAS 123 will no longer be an alternative to financial statement recognition.  The Company follows Canadian GAAP for stock-based compensation, which is consistent with the guidance provided in SFAS 123 (R).

14.

SUBSEQUENT EVENTS

Subsequent to December 31, 2005, the Company:

a)

Advanced US$6.0 million to Standard as per the Letter of  Intent dated November 9, 2005.

b)

Issued 850,000 common shares valued at $2,050,000 as partial consideration for commitment to issue shares.

c)

Issued 415,000 common shares for cash of $459,825 as stock options exercised

d)

Issued 310,000 common shares for cash of $990,000 as warrants exercised.

ANNUAL CONSOLIDATED FINANCIAL STATEMENTS OF ENERGY METALS CORPORATION

The following audited consolidated financial statements were prepared by Energy Metals for the year ended June 30, 2005.

ENERGY METALS CORPORATION

(An Exploration Stage Company)

CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

JUNE 30, 2005

INDEPENDENT AUDITORS’ REPORT

To the Directors of

Energy Metals Corporation

We have audited the consolidated balance sheets of Energy Metals Corporation as at June 30, 2005 and 2004 and the consolidated statements of operations and deficit and cash flows for the years ended June 30, 2005 and 2004 and for the period from the commencement of the exploration stage on July 1, 2004 to June 30, 2005.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards and with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at June 30, 2005 and 2004 and the results of its operations and its cash flows for the years ended June 30, 2005 and 2004 and for the period from the commencement of the exploration stage on July 1, 2004 to June 30, 2005 in accordance with Canadian generally accepted accounting principles.

Vancouver, Canada	Chartered Accountants

October 10, 2005 (except as to Note 14 which is as of February 28, 2006)

COMMENTS BY AUDITORS FOR U.S. READERS ON CANADA –

U.S. REPORTING DIFFERENCE

In the United States, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when the consolidated financial statements are affected by conditions and events that cast substantial doubt on the Company's ability to continue as a going concern, such as those described in Note 1 to the  consolidated financial statements.  Our report to the shareholders dated October 10, 2005 is expressed in accordance with Canadian reporting standards which do not permit a reference to such events and conditions in the auditors' report when these are adequately disclosed in the financial statements.

Vancouver, Canada	Chartered Accountants

October 10, 2005 (except as to Note 14 which is as of February 28, 2006)

ENERGY METALS CORPORATION

(formerly Clan Resources Ltd.)

(An Exploration Stage Company)

CONSOLIDATED BALANCE SHEETS

(Expressed in Canadian Dollars)

AS AT JUNE 30

	2005 $	2004 $

ASSETS

CURRENT
Cash and equivalents	19,701,747	373,966
Marketable securities (Note 3)	651,250	10,000
Receivables	88,759	6,714
Prepaid expenses	48,621	-

Total current assets	20,490,377	390,680

Equipment (Note 4)	81,747	-

Mineral properties (Note 5)	3,228,912	23,232

Total assets	23,801,036	413,912

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT
Accounts payable and accrued liabilities	89,973	18,181

SHAREHOLDERS' EQUITY
Capital stock (Note 6), unlimited number of common shares authorized without par value; 24,627,772 and 7,122,745 shares issued at June 30, 2005 and 2004, respectively	34,874,778	11,304,638
Contributed surplus (Note 6)	1,175,618	18,015
Commitment to issue shares (Note 6)	543,900	-
Deficit accumulated during the exploration stage	(1,956,311)	-
Deficit	(10,926,922)	(10,926,922)

Total shareholders' equity	23,711,063	395,731

Total liabilities and shareholders' equity	23,801,036	413,912

Nature and continuance of operations (Note 1)

Commitment (Note 12)

Subsequent events (Note 14)

On behalf of the Board:

"Paul Matysek"	Director	"Jim Watt"	Director

The accompanying notes are an integral part of these consolidated financial statements.

ENERGY METALS CORPORATION

(formerly Clan Resources Ltd.)

(An Exploration Stage Company)

CONSOLIDATED STATEMENTS OF OPERATIONS AND DEFICIT

(Expressed in Canadian Dollars)

YEAR ENDED JUNE 30

	2005 $	2004 $	Cumulative from commencement of exploration stage on July 1, 2004 to June 30, 2005 $

EXPENSES Advertising and promotion	151,840	330	151,840
Amortization	23,795	-	23,795
Consulting fees	293,584	5,514	293,584
Filing and regulatory fees	111,352	14,860	111,352
Management fees	208,500	83,000	208,500
Office and miscellaneous	68,201	9,296	68,201
Professional fees	86,035	33,425	86,035
Property investigation	17,695	1,969	17,695
Rent	35,795	8,912	35,795
Salaries and benefits	23,105	-	23,105
Stock-based compensation (Note 6)	782,500	18,015	782,500
Telephone	29,064	2,286	29,064
Transfer agent	16,874	4,671	16,874
Travel	113,579	9,813	113,579

Loss before other items	(1,961,919)	(192,091)	(1,961,919)

OTHER ITEMS
Interest income	149,073	2,567	149,073
Unrealized loss on marketable securities (Note 3)	(88,750)	(20,000)	(88,750)
Write-off of mineral property costs (Note 5)	(17,358)	(1,708)	(17,358)
Foreign exchange loss	(37,357)	-	(37,357)

	5,608	(19,141)	5,608

Loss for the period	(1,956,311)	(211,232)	(1,956,311)

Deficit, beginning of year	(10,926,922)	(10,715,690)

Deficit, end of year	(12,883,233)	(10,926,922)

Basic and diluted loss per common share	$ (0.13)	$ (0.03)

Weighted average number of common shares outstanding	15,100,764	6,325,929

The accompanying notes are an integral part of these consolidated financial statements.

ENERGY METALS CORPORATION

(formerly Clan Resources Ltd.)

(An Exploration Stage Company)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Expressed in Canadian Dollars)

YEAR ENDED JUNE 30

	2005 $	2004 $	Cumulative from commencement of exploration stage on July 1, 2004 to June 30, 2005 $

CASH FLOWS FROM OPERATING ACTIVITIES
Loss for the period	(1,956,311)	(211,232)	(1,956,311)
Items not affecting cash:
Amortization	23,795	-	23,795
Stock-based compensation	782,500	18,015	782,500
Unrealized loss on marketable securities	88,750	20,000	88,750
Write-off of mineral property costs	17,358	1,708	17,358

Changes in non-cash working capital items:
Increase in receivables	(82,045)	(6,174)	(82,045)
Increase in prepaid expenses	(48,621)	-	(48,621)
Increase (decrease) in accounts payable and accrued liabilities	71,792	(4,636)	71,792

Net cash used in operating activities	(1,102,782)	(182,319)	(1,102,782)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of equipment	(105,542)	-	(105,542)
Mineral property expenditures	(1,033,290)	(26,315)	(1,033,290)
Recovery of mineral property costs	117,152	30,000	117,152

Net cash provided by (used in) investing activities	(1,021,680)	3,685	(1,021,680)

CASH FLOWS FROM FINANCING ACTIVITIES
Capital stock issued for cash	22,375,152	440,000	22,375,152
Share issue costs	(922,909)	-	(922,909)

Net cash provided by financing activities	21,452,243	440,000	21,452,243

Increase in cash and equivalents during the period	19,327,781	261,366	19,327,781

Cash and equivalents, beginning of period	373,966	112,600	373,966

Cash and equivalents, end of period	19,701,747	373,966	19,701,747

Supplemental disclosure with respect to cash flows (Note 11)

The accompanying notes are an integral part of these consolidated financial statements.

ENERGY METALS CORPORATION

(formerly Clan Resources Ltd.)

(An Exploration Stage Company)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

JUNE 30, 2005

1.

NATURE AND CONTINUANCE OF OPERATIONS

The Company is incorporated under the laws of British Columbia and its principal business activities include the acquisition, exploration and development of resource properties.  During the year ended June 30, 2005, the Company changed its name to Energy Metals Corporation.

These consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles with the assumption that the Company will be able to realize its assets and discharge its liabilities in the normal course of business rather than through a process of forced liquidation.  Continued operations of the Company are dependent upon the Company’s ability to receive continued financial support, complete public equity financing, or generate profitable operations in the future.

2.

SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Energy Metals Corporation (US), which was incorporated on September 2, 2004 to pursue its U.S. mineral development and exploration activities.  Inter-company balances and transactions are eliminated on consolidation.  The significant differences between Canadian generally accepted accounting principles (“Canadian GAAP”) and United States generally accepted accounting principles (“US GAAP”) are disclosed in Note 13.

Estimates

The preparation of consolidated financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the year.  Actual results could differ from these estimates.

Cash and equivalents

The Company considers short-term debt securities with original maturities of three months or less and other highly liquid investments to be cash equivalents.

Marketable securities

Marketable securities are recorded at the lower of cost or market value on an aggregate basis.

Realized gains or losses on sale of securities are determined based on the specific cost basis.

Equipment

Computer and office equipment are recorded at cost less accumulated amortization, calculated as follows:

Computer equipment:	30% straight line
Office equipment:	20% straight line

ENERGY METALS CORPORATION

(formerly Clan Resources Ltd.)

(An Exploration Stage Company)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

JUNE 30, 2005

2.

SIGNIFICANT ACCOUNTING POLICIES (cont’d…)

Mineral properties

All costs related to the acquisition, exploration and development of mineral property interests are capitalized by property.  If economically recoverable ore reserves are developed, capitalized costs of the related property are reclassified as mining assets and amortized using the unit of production method.  When a property is abandoned, all related costs are written off to operations.  If, after management review, it is determined that the carrying amount of a mineral property is impaired, that property is written down to its estimated net realizable value.  A mineral property is reviewed for impairment whenever events or changes in circumstances indicated that its carrying amount may not be recoverable.

The amounts shown for mineral properties do not necessarily represent present or future values.  Their recoverability is dependent upon the discovery of economically recoverable reserves, the ability of the Company to obtain the necessary financing to complete the development, and future profitable production or proceeds from the disposition thereof.

Asset retirement obligations

An asset retirement obligation is a legal obligation associated with the retirement of tangible long-lived assets that the Company is required to settle.  The Company recognizes the fair value of a liability for an asset retirement obligation in the period in which it is incurred when a reasonable estimate of fair value can be made.  The carrying amount of the related long-lived asset is increased by the same amount as the liability.  This policy was adopted retroactively in fiscal 2005 and had no impact on the Company’s consolidated financial statements.

Stock-based compensation

The Company uses the fair value method whereby the Company recognizes compensation costs for the granting of all stock options and direct awards of stock.  Any consideration paid by the option holders to purchase shares is credited to capital stock.

Future income taxes

Future income taxes are recorded using the asset and liability method under which future tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Future tax assets and liabilities are measured using the enacted or substantively enacted tax rates expected to apply when the asset is realized or the liability settled.  The effect on future tax assets and liabilities of a change in tax rates is recognized in income in the period that substantive enactment or enactment occurs.  To the extent that the Company does not consider it more likely than not that a future tax asset will be recovered, it provides a valuation allowance against the excess.

Comparative figures

Certain comparative figures have been reclassified to conform with the current year’s presentation.

ENERGY METALS CORPORATION

(formerly Clan Resources Ltd.)

(An Exploration Stage Company)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

JUNE 30, 2005

2.

SIGNIFICANT ACCOUNTING POLICIES (cont’d…)

Loss per share

The Company uses the treasury stock method to compute the dilutive effect of options, warrants and similar instruments.  Under this method the dilutive effect on loss per share is recognized on the use of the proceeds that could be obtained upon exercise of options, warrants and similar instruments.  It assumes that the proceeds would be used to purchase common shares at the average market price during the period.  For the years presented, this calculation was not presented separately as the calculation proved to be anti-dilutive.

Basic loss per share is calculated using the weighted average number of common shares outstanding during the year.

Foreign currency translation and transactions

The Company’s subsidiary is an integrated foreign operation and is translated into Canadian dollars using the temporal method. Monetary items are translated at the exchange rate in effect at the balance sheet date and non-monetary items are translated at historical exchange rates. Income and expense items are translated at rates approximating those in effect at the time of the transaction.  Translation gains and losses are reflected in loss for the year.

3.

MARKETABLE SECURITIES

Marketable securities are comprised of the following:

	2005 $	2004 $

North American Gems Inc.	10,000	10,000
Quincy Energy Corp.	641,250	-

	651,250	10,000

As at June 30, 2005, marketable securities have an aggregate market value of $663,250 (2004 - $10,000).  During fiscal 2005, the Company recorded an allowance for decline of $88,750 (2004 - $20,000) to reflect the market value of the investment.  Included in marketable securities is $641,250 (2004 - $Nil) held in a company with a director in common.

4.

EQUIPMENT

		2005			2004
	Cost $	Accumulated Amortization $	Net Book Value $	Cost $	Accumulated Amortization $	Net Book Value $

Computer equipment	26,551	7,966	18,585	-	-	-
Office equipment	78,991	15,829	63,162	-	-	-

	105,542	23,795	81,747	-	-	-

ENERGY METALS CORPORATION

(formerly Clan Resources Ltd.)

(An Exploration Stage Company)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

JUNE 30, 2005

5.

MINERAL PROPERTIES

	2005				2004
	Copacabana $	Bonaparte $	Uranium Interests $	Total $	Total $

Acquisition costs:
Balance, beginning of year	13,874	1,810	-	15,684	36,560
Additions:
Contractual	-	8,000	3,081,602	3,089,602	40,832
Filing fees	-	-	714,869	714,869	-
Lease payments	-	-	52,954	52,954	-
Staking	-	-	178,911	178,911	-
Title search	-	-	11,190	11,190	-

	13,874	9,810	4,039,526	4,063,210	77,392

Written-off	-	(9,810)	-	(9,810)	(1,708)
Costs recovered	(13,874)	-	(833,278)	(847,152)	(60,000)

Balance, end of year	-	-	3,206,248	3,206,248	15,684

Exploration costs:
Balance, beginning of year	-	7,548	-	7,548	6,815
Consulting fees	-	-	-	-	733
Maps	-	-	1,959	1,959	-
Reports	-	-	15,432	15,432	-
Storage	-	-	5,273	5,273	-

	-	7,548	22,664	30,212	7,548

Less written off	-	(7,548)	-	(7,548)	-

Balance, end of year	-	-	22,664	22,664	7,548

Total costs	-	-	3,228,912	3,228,912	23,232

Title to mineral properties involves certain inherent risks due to the difficulties of determining the validity of certain claims as well as the potential for problems arising from the frequently ambiguous conveyancing history characteristic of many mineral properties.  The Company has investigated title to all of its mineral properties and, to the best of its knowledge, title to all of its properties are in good standing.

Copacabana Gold Property, Bolivia

During the year ended June 30, 2005, the Company terminated the option agreement and has been refunded the acquisition cost of $13,874 during the year.

Bonaparte, British Columbia

During the year ended June 30, 2005, the Company terminated the option agreement with Uganda Gold Mining Ltd.  As a result, the Company wrote-off the acquisition and related net exploration costs of $17,358.

ENERGY METALS CORPORATION

(formerly Clan Resources Ltd.)

(An Exploration Stage Company)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

JUNE 30, 2005

5.

MINERAL PROPERTIES (cont’d…)

Uranium Interests, United States of America

a)

On July 19, 2004, the Company entered into an agreement with an individual who subsequently became a director of the Company to acquire a 100% interest in advanced uranium properties known as Aurora Project – New U Claims in Oregon and Velvet Project – UT in Utah.  As consideration, the Company issued 1,000,000 shares valued at $350,000.  In addition, the Company issued 100,000 shares valued at $35,000 as a finder’s fee.

Under the terms of this agreement, the Company was granted a right of first refusal to acquire the interest of the vendor in other properties located in Arizona, Wyoming, Colorado, New Mexico, Nevada, Utah and Texas.

b)

On September 24, 2004, the Company entered into an option agreement to acquire a 100% interest in the Frank M Uranium property in Utah pursuant to which the Company is required to pay the following amounts:

US$	15,000	Upon signing (paid)
	20,000	First anniversary (paid)
	25,000	Second anniversary
	40,000	Third anniversary
US$	100,000

In addition, the Company is required to issue the following shares:

10,000	First anniversary
15,000	Second anniversary
10,000	Third anniversary
30,000

The claims are subject to a 5% Net Profits Royalty Interest (“NPI”).  Cash payments outlined above will be considered advance royalty payments.

c)

On October 25, 2004, the Company entered into an agreement to acquire a 100% interest in certain mineral claims and leases located in Arizona and Wyoming.  As consideration, the Company is required to issue 500,000 common shares valued at $750,000 of which 400,000 have been issued and 100,000 are to be issued on or before January 31, 2006 and are included in the commitment to issue shares (Note 6).

d)

On October 25, 2004, the Company entered into an agreement with an individual who subsequently became a director of the Company to acquire a 100% interest in certain mineral claims and leases located in Arizona and Wyoming.  As consideration, the Company is required to issue 1,250,000 common shares valued at $1,875,000 of which 1,000,000 have been issued and 250,000 are to be issued on or before January 31, 2006 and are included in the commitment to issue shares (Note 6).

e)

On November 5, 2004, the Company entered into an agreement with Quincy Gold Corp., subsequently known as Quincy Energy Corp. (“Quincy”) to grant a 50% interest in eight mineral properties in Coconino and Mohave Counties, Arizona.  Quincy is related to the Company with a common director.  The Company received US$10,000 and is entitled to receive the following shares in Quincy:

ENERGY METALS CORPORATION

(formerly Clan Resources Ltd.)

(An Exploration Stage Company)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

JUNE 30, 2005

5.

MINERAL PROPERTIES (cont’d…)

125,000	Upon regulatory approval
40,000	December 31, 2005 (received)
85,000	December 31, 2006
100,000	December 31, 2007
125,000	December 31, 2008
175,000	December 31, 2009
650,000

In addition, Quincy is required to incur exploration expenditures of US$1,500,000 by December 31, 2009.  An additional 20% interest can be earned by Quincy in exchange for funding a feasibility study.

f)

On February 4, 2005, the Company entered into an agreement to acquire a 100% interest in the Congress Property in Utah.  As consideration, the Company paid US$15,000 and is required to issue 10,500 shares valued at $18,900, recorded as commitment to issue common shares as at June 30, 2005.  The Company issued the shares subsequent to June 30, 2005 (Note 14).  The claims are subject to a 5.1% NPI.

g)

On June 30, 2005, the Company entered into an option agreement, subject to regulatory approval, with Glen Hawk Minerals Ltd. (“GHM”) in respect of certain stake claims known as the San Rafael Property in Utah.  Under the terms of the agreement, GHM is entitled to a 51% interest upon completion of the following:

i)

pay US$ 15,000 upon execution of agreement (received)

ix)

pay US$ 20,000 and issued 600,000 shares in GHM upon regulatory approval

x)

issue 125,000 shares in GHM on April 26, 2006

xi)

issue 125,000 shares in GHM on April 26, 2007

xii)

issue 150,000 shares in GHM on April 26, 2008

xiii)

issue 200,000 shares in GHM on April 26, 2009

xiv)

issue 250,000 shares in GHM on April 26, 2010

xv)

incur US$ 1,100,000 of exploration expenditures with in the next 5 years.

An additional 24% interest can be earned by GHM in exchange for funding a bankable feasibility study.

h)

On May 18, 2005, the Company entered into an agreement with Quincy to grant a 51% interest in the Company’s Aurora property in Oregon. Quincy is related to the Company with a common director.  The Company received US$25,000 and is entitled to receive the following shares in Quincy:

1,000,000	Upon execution of agreement (received)
333,333	May 18, 2007
333,333	May 18, 2008
333,334	May 18, 2009
2,000,000

Quincy is also required to expend US$2,000,000 on exploration expenditures in stages to May 18, 2009.  An additional 24% interest can be earned by Quincy in exchange for funding a bankable feasibility study.  The claims are subject to a 1.5% net smelter returns royalty.

ENERGY METALS CORPORATION

(formerly Clan Resources Ltd.)

(An Exploration Stage Company)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

JUNE 30, 2005

5.

MINERAL PROPERTIES (cont’d…)

i)

In June 2005, the Company entered into an agreement with a director of the Company for the use of certain exploration databases and was granted the right to sublicense these databases in exchange for a 20% fee on any consideration received.  The Company subsequently sublicensed various records and data regarding a uranium mining project in South Africa to Uranco Inc.  The Company received US$30,000 and is entitled to receive shares at a value of US$37,000 on or before December 31, 2005.  If the shares are not issued, the Company is entitled to receive cash consideration of US$37,000 by January 15, 2006.  An amount of US$6,000 was paid to a director of the Company in respect of this sale pursuant to this agreement.

j)

On June 20, 2005, the Company entered into an Option Agreement, subject to regulatory approval, with Thelon Ventures Ltd. (“Thelon”) to grant a 51% interest in certain staked claims known as the White River Valley property in Nevada.  As consideration, the Company is entitled to receive the following:

i)

cash payment of US$10,000 upon execution of agreement (received)

ii)

cash payment of US$10,000 upon regulatory approval

iii)

1,250,000 shares in Thelon over the next 5 years

In addition, Thelon is required to incur exploration expenditures of US$1,000,000 over the next 5 years.  An additional 29% interest can be earned by Thelon in exchange for funding a bankable feasibility study.

6.

CAPITAL STOCK AND CONTRIBUTED SURPLUS

	Number of Shares	Capital Stock $	Contributed Surplus $

Authorized:
Unlimited number of common shares without par value

Issued:
Balance as at June 30, 2003	5,272,745	10,849,388	-
Exercise of options	200,000	40,000	-
Private placement	1,600,000	400,000	-
For mineral property	50,000	15,250	-
Stock-based compensation	-	-	18,015

Balance as at June 30, 2004	7,122,745	11,304,638	18,015
Exercise of options	470,000	115,550	-
Exercise of warrants	2,565,000	1,632,633	-
Finder’s fee	129,500	64,500	-
For mineral properties	2,450,000	2,458,000	-
Private placements	11,890,527	20,626,969	-
Share issue costs	-	(1,352,409)	-
Agent’s compensation options	-	-	400,000
Stock-based compensation	-	-	782,500
Conversion of options on exercise	-	24,897	(24,897)

Balance as at June 30, 2005	24,627,772	34,874,778	1,175,618

ENERGY METALS CORPORATION

(formerly Clan Resources Ltd.)

(An Exploration Stage Company)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

JUNE 30, 2005

6.

CAPITAL STOCK AND CONTRIBUTED SURPLUS (cont’d…)

Private placements

During the year ended June 30, 2004, the Company issued 1,600,000 units at $0.25 per unit for proceeds of $400,000. Each unit consisted of one common share and one warrant entitling the holder to purchase one additional common share at a price of $0.50 to December 15, 2004, then $0.75 to December 15, 2005.

During the year ended June 30, 2005, the Company:

a)

Issued 1,600,000 units at US$0.27 per unit for proceeds of $558,967 (US$432,000). Each unit consisted of one common share and one warrant to purchase one additional common share at an exercise price of US$0.49 until September 28, 2005.

b)

Issued 2,550,000 units at $1.00 per unit for proceeds of $2,550,000.  Each unit consisted of one common share and one-half of one share purchase warrant.  Each whole warrant entitles the holder to purchase one additional common share at an exercise price of $1.50 of which 1,047,500 expire April 21, 2006 and 227,500 expire May 16, 2006. The Company also paid $31,500 and issued 29,500 common shares valued at $29,500 as finder’s fees.

c)

Issued 1,300,000 shares at $1.50 per share for proceeds of $1,950,000.  A finance fee of $5,000 and commissions totalling $97,500 were paid in connection with this private placement.

d)

Issued 2,230,000 units at $1.60 per unit for proceeds of $3,568,000. Each unit consisted of one common share and one-half of one share purchase warrant.  Each whole warrant entitles the holder to purchase one additional common share at an exercise price of $2.00 until February 1, 2007.  A finance fee of $76,160 was paid in connection with this private placement.

e)

Issued 4,210,527 units at $2.85 per unit for proceeds of $12,000,001.  Each unit consists of one common share and one-half of one share purchase warrant.  Each whole warrant entitles the holder to purchase one additional common share at an exercise price of $4.00 per share until April 19, 2007. In addition, the underwriters were issued compensation options valued at $400,000 to purchase 210,526 units, with terms identical to the placement units, exercisable at $2.85 per unit until April 19, 2007. A commission of $600,000 was paid in connection with this private placement.

Commitment to issue shares

The Company is committed to issue 360,500 common shares valued at $543,900, being the value of the shares at the date the obligation arose, to vendors of certain mineral properties that include an individual who subsequently became a director of the Company (Note 5).

Stock options and warrants

The Company has a new stock option plan under which it is authorized to grant options to executive officers and directors, employees and consultants enabling them to acquire up to 2,430,000 common shares of the Company. Under the plan, the exercise price of each option shall not be less than the average closing price as calculated on the date of grant. The options can be granted for a maximum term of 5 years and vest 25% on grant and 25% every six months.

ENERGY METALS CORPORATION

(formerly Clan Resources Ltd.)

(An Exploration Stage Company)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

JUNE 30, 2005

6.

CAPITAL STOCK AND CONTRIBUTED SURPLUS (cont’d…)

Stock option and share purchase warrant transactions are summarized as follows:

	Warrants		Stock Options
	Number	Weighted Average Exercise Price $	Number	Weighted Average Exercise Price $

Outstanding, June 30, 2003	-	-	500,000	0.20
Granted	1,600,000	0.50	240,000	0.24
Exercised	-	-	(200,000)	0.20
Expired/cancelled	-	-	-	-

Outstanding, June 30, 2004	1,600,000	0.50	540,000	0.22
Granted	6,305,789	2.24	1,885,000	1.35
Exercised	(2,565,000)	0.64	(470,000)	0.25
Cancelled	-	-	(25,000)	0.35

Outstanding, June 30, 2005	5,340,789	1.71	1,930,000	1.31

Number currently exercisable	5,340,789	1.71	997,500	1.11

As at June 30, 2005, incentive stock options and share purchase warrants were outstanding as follows:

	Number of Shares	Exercise Price $	Expiry Date

Options	170,000	0.24	September 5, 2005
	25,000	0.50	July 20, 2006
	250,000	0.35	July 20, 2006
	50,000	0.65	August 4, 2006
	100,000	1.28	October 12, 2006
	975,000	1.48	November 26, 2006
	125,000	1.70	January 21, 2007
	135,000	2.40	May 13, 2007
	100,000	2.50	March 17, 2008

Warrants	800,000	US 0.49	September 28, 2005
	100,000	0.75	December 15, 2005
	817,500	1.50	April 21, 2006
	192,500	1.50	May 16, 2006
	1,115,000	2.00	February 1, 2007
	2,105,263	4.00	April 19, 2007

Agent’s Compensation Options	210,526(1)	2.85	April 19, 2007

ENERGY METALS CORPORATION

(formerly Clan Resources Ltd.)

(An Exploration Stage Company)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

JUNE 30, 2005

6.

CAPITAL STOCK AND CONTRIBUTED SURPLUS (cont’d…)

Stock options and warrants (cont’d…)

(1)

Each agent’s compensation option is exercisable into one common share and one-half of one common share purchase warrant.  Each whole warrant entitles the holder to acquire one additional common share at an exercise price of $4.00 until April 19, 2007.

Stock-based compensation

During fiscal 2005, the Company recognized stock-based compensation of $782,500 (2004 - $18,015) in the statement of operations as a result of incentive stock options granted and vested. The weighted average fair value of options granted was $0.94 (2004 - $0.08) per option.

The fair value of compensatory options and warrants granted is estimated on grant date using the Black-Scholes option pricing model. The weighted average assumptions used in calculating the fair values are as follows:

	2005	2004

Risk-free interest rate	3.34%	3.34%
Expected life of options	2 years	2 years
Annualized volatility	66 - 118%	52%
Dividend rate	0.00%	0.00%

7.

RELATED PARTY TRANSACTIONS

During fiscal 2005, the Company paid or accrued the following amounts to directors or to companies controlled by common directors:

a)

Management fees in the amount of $208,500 (2004 - $83,000).

b)

Consulting fees in the amount of $87,892 (2004 - $5,296).

These transactions were in the normal course of operations and were measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.

8.

FINANCIAL INSTRUMENTS

The Company’s financial instruments consist of cash and equivalents, marketable securities, receivables and accounts payable and accrued liabilities.  Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.  The fair market values of these financial instruments approximate their carrying values, unless otherwise noted.

ENERGY METALS CORPORATION

(formerly Clan Resources Ltd.)

(An Exploration Stage Company)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

JUNE 30, 2005

9.

SEGMENTED INFORMATION

The Company’s one reportable operating segment is the acquisition and exploration of mineral properties.  Geographic information is as follows:

	2005 $	2004 $

Capital assets:	77,247	9,358
Canada	-	13,874
Bolivia	3,233,412	-
U.S.A.
	3,310,659	23,232

10.

INCOME TAXES

A reconciliation of income taxes at statutory rates with the reported taxes are as follows:

	2005 $	2004 $

Loss for the year	(1,956,311)	(211,232)

Expected income tax recovery	(687,107)	(75,199)
Non-deductible items for income tax purposes	50,813	14,933
Stock-based compensation	273,823	-
Share issue costs	(96,292)	-
Unrecognized benefits of non-capital losses	458,763	60,266

Actual income taxes	-	-

The Company’s future tax assets are as follows:

	2005 $	2004 $

Future income tax assets:
Non-capital loss carryforwards	668,196	236,059
Share issuance costs	385,166	-
Other items	8,317	-
Cumulative exploration and development expenses	61,479	58,147

	1,123,158	294,206
Less: Valuation allowance	(1,123,158)	(294,206)

	-	-

The Company has available for deduction against future taxable income non-capital losses in Canada of approximately $1,507,000 and in the USA of approximately US$309,000.  These losses, if not utilized, will expire commencing in 2006.  Subject to certain restrictions, the Company also has resource expenditures available to reduce taxable income in future years.  Future tax benefits which may arise as a result of these non-capital losses and resource deductions have not been recognized in these financial statements and have been offset by a valuation allowance.

ENERGY METALS CORPORATION

(formerly Clan Resources Ltd.)

(An Exploration Stage Company)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

JUNE 30, 2005

11.

SUPPLEMENTAL DISCLOSURE WITH RESPECT TO CASH FLOWS

Significant non-cash transactions for the year ended June 30, 2005 were as follows:

a)

Issuance of 2,450,000 common shares valued at $2,458,000 and the commitment to issue 360,500 common shares valued at $543,900 for the acquisition of mineral properties.

b)

Issuance of 129,500 common shares valued at $64,500 for finder’s fees of mineral properties and private placements.

c)

Receipt of 1,125,000 common shares of Quincy valued at $730,000 as recovery of mineral  properties.

d)

Issuance of 210,526 agent’s compensation options valued at $400,000 as finder’s fee on a private placement.

Significant non-cash transactions for the year ended June 30, 2004 were as follows:

a)

Issuance of 50,000 common shares valued at $15,250 for the acquisition of mineral properties.

b)

Receipt of 200,0000 common shares of North  American Gems Inc. valued at $30,000 as partial recovery on mineral property costs.

12.

COMMITMENT

The Company has entered into operating lease agreements for premises with the following annual lease commitment:

2006	$ 109,512
2007	109,512
2008	109,512
2009	45,630

$ 374,166

13.

DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED

ACCOUNTING PRINCIPLES

a)

The consolidated financial statements have been prepared in accordance with Canadian GAAP.  Canadian GAAP differs in certain material respects from US GAAP.  The material differences between Canadian and US GAAP and their effect on the Company’s consolidated financial statements are summarized in the tables below.

ENERGY METALS CORPORATION

(formerly Clan Resources Ltd.)

(An Exploration Stage Company)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

JUNE 30, 2005

13.

DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED

ACCOUNTING PRINCIPLES (Cont’d…)

a) Cont’d…

Consolidated statements of operations

	2005 $	2004 $	Cumulative $

Net loss under Canadian GAAP	(1,956,311)	(211,232)	(1,956,311)
Write off of mineral property costs (i)	17,358	1,708	17,358
Mineral property acquisition and exploration costs (2004 – recovery) (i)	(3,223,038)	18,435	(3,223,038)
Allowance for decline on marketable securities (ii)	88,750	20,000	88,750

Net loss under US GAAP	(5,073,241)	(171,089)	(5,073,241)

Other comprehensive income
Unrealized holding gain (loss) on available-for sale marketable securities (ii)	(76,750)	(20,000)	(76,750)

Comprehensive loss for the year	(5,149,991)	(191,089)	(5,149,991)

Loss per share under US GAAP	(0.34)	(0.03)

Weighted average number of common shares outstanding under US GAAP	15,100,764	6,325,929

Consolidated balance sheets

	2005 $	2004 $
TOTAL ASSETS
Canadian GAAP	23,801,036	413,912
Mineral properties (i)	(3,228,912)	(23,232)
Available-for-sale marketable securities (ii)	12,000	-

US GAAP	20,584,124	390,680

TOTAL LIABILITIES
Canadian and US GAAP	89,973	18,181

SHAREHOLDERS’ EQUITY
Canadian GAAP	23,711,063	395,731
Mineral properties (i)	(3,228,912)	(23,232)
Accumulated other comprehensive income (ii)	12,000	-

US GAAP	20,494,151	372,499

ENERGY METALS CORPORATION

(formerly Clan Resources Ltd.)

(An Exploration Stage Company)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

JUNE 30, 2005

13.

DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED

ACCOUNTING PRINCIPLES (Cont’d…)

a) Cont’d…

Consolidated statements of cash flows

	2005 $	2004 $	Cumulative $
OPERATING ACTIVITIES
Cash used under Canadian GAAP	(1,102,782)	(182,319)	(1,102,782)
Mineral property expenditures (i)	(1,033,290)	(26,315)	(1,033,290)
Recovery of mineral property costs (i)	117,152	30,000	117,152

Cash used under US GAAP	(2,018,920)	(178,634)	(2,018,920)

INVESTING ACTIVITIES
Cash used under Canadian GAAP	(1,021,680)	3,685	(1,021,680)
Mineral property expenditures (i)	1,033,290	26,315	1,033,290
Recovery of mineral property costs (i)	(117,152)	(30,000)	(117,152)

Cash used under US GAAP	(105,542)	-	(105,542)

i)

Mineral property acquisition and exploration costs

Mineral property costs, including acquisition and exploration costs, are accounted for in accordance with Canadian GAAP as disclosed in Note 2.  The Company has determined for US GAAP purposes to expense mineral property acquisition and exploration costs as incurred.  In addition, US GAAP requires that exploration costs not be capitalized until a positive feasibility study is completed.  The capitalized costs of such mineral properties would then be measured, on a periodic basis, to ensure that the carrying value can be recovered on an undiscounted cash flow basis.  If the carrying value cannot be recovered on this basis, the mineral properties would be written down to net recoverable value on a discounted cash flow basis.

ii)

Marketable securities

US GAAP requires marketable securities which are classified as available-for-sale to be carried at fair value, as determined by quoted published market prices, with unrealized holding gains and losses to be included in a separate component of stockholders’ equity.  In addition, net realized gains and losses on security transactions would be determined on the specific identification cost basis and included in the determination of earnings for the year.  The Company has included the unrealized holding gain of $ 12,000 (2004 – nil) on its available-for-sale marketable securities in accumulated other comprehensive income for US GAAP purposes.

iii)

Functional currency

The Company’s functional currency is the Canadian dollar.

ENERGY METALS CORPORATION

(An Exploration Stage Company)

(formerly Clan Resources Ltd.)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

JUNE 30, 2005

13.

DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED

ACCOUNTING PRINCIPLES (Cont’d…)

a) Cont’d…

iv) Credit risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions, thereby minimizing exposure for deposits in excess of federally insured amounts.  The Company believes that credit risk associated with cash is remote.

v)

Exploration stage company

The Company is in the exploration stage and, as of June 30, 2005, is considered an exploration stage company as defined by Statement of Financial Accounting Standards (“SFAS”) No. 7.  At June 30, 2005 the Company has accumulated a deficit while in the exploration stage.  The Company entered the exploration stage with respect to uranium exploration effective on July 1, 2004.  At that time the Company ceased to carry on exploration activities with respect to its other natural resource interests.

vi)

Asset retirement obligations

Statement of Financial Accounting Standards No. 143, “Accounting for Asset Retirement Obligations”, requires companies to record the fair value of the liability for closure and removal costs associated with the legal obligations upon retirement or removal of any tangible long-lived assets for years beginning on or after January 1, 2003.  Under this standard, the initial recognition of the liability is capitalized as part of the asset cost and depreciated over its estimated useful life.  The Company has determined that there are no asset retirement obligations as at June 30, 2005 and 2004.

Under Canadian GAAP, the Company was not required to record asset retirement obligations as at June 30, 2004.  As discussed in Note 2, the Company determined there were no asset retirement obligations as at June 30, 2005 and 2004.

(b)

New authoritative pronouncements

In May 2005, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 154, Accounting changes and error corrections - A replacement of APB Opinion No. 20 and SFAS No. 3 (“SFAS 154”). SFAS 154 requires retrospective application to prior periods' financial statements for changes in accounting principle. SFAS 154 also requires that a change in depreciation, amortization, or depletion method for long-lived, non-financial assets be accounted for as a change in accounting estimate affected by a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The implementation of SFAS 154 is not expected to have a material impact on our results of operations, financial position or cash flows.

In December 2004, the FASB issued its final standard on accounting for employee stock options, SFAS No. 123 (Revised 2004), Share-based payment (“SFAS 123 (R)”). SFAS 123 (R) replaces SFAS No. 123, Accounting for stock-based compensation (SFAS 123), and supersedes APB 25, Accounting for stock issued to employees. SFAS 123 (R) requires companies to measure compensation costs for all share-based payments, including grants of employee stock options, based on the fair value of the awards on the grant date and to recognize such expense over the period during which an employee is required to provide services in exchange for the award.  The pro forma disclosures previously permitted under SFAS 123 will no longer be an alternative to financial statement recognition.  The adoption of this new pronouncement is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

ENERGY METALS CORPORATION

(formerly Clan Resources Ltd.)

(An Exploration Stage Company)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

JUNE 30, 2005

14.

SUBSEQUENT EVENTS

Subsequent to June 30, 2005, the Company:

a)

Entered into a Letter of Intent with Standard Uranium Inc. (“Standard Uranium”) to acquire all the issued and outstanding common shares of Standard Uranium on the basis of 0.64 common shares of the Company for every 1.00 common share of Standard Uranium.  In addition, the Company has agreed to advance US$7.0 million to Standard Uranium with the following terms:

Duration:	3 years
Interest:	4.0% per annum
Security:	Registered convertible debenture over all assets of Standard
Conversion:	$1.45 per share up to a maximum of 19.5% of total issued and outstanding shares

The advance is to facilitate Standard Uranium to complete the acquisition of the Hobson plant and related properties. This is subject to regulatory approval. In accordance with the above agreement, the Company advanced US$6.0 million.

b)

Entered into a Letter of Intent with Quincy Energy Corp. to acquire all the issued and outstanding common shares of Quincy on the basis of 0.20 shares of the Company for every 1.00 common share of Quincy.  This is subject to regulatory approval.

c)

Completed private placements for gross proceeds of $12,500,000 consisting of 4,000,000 shares of the Company at prices from $3.10 to $3.15 per share.  Share issue costs of $325,750 were paid.

d)

Exercised the right of first refusal to acquire a 100% interest in certain uranium properties from a director of the Company, subject to regulatory approval, located in the U.S.A. in consideration for the staged issuance of 1,500,000 common shares valued at $4,575,000.  1,000,000 common shares were issued pursuant to this right of first refusal agreement.

e)

Entered into an agreement with John Wold to acquire the technical data pertaining to uranium properties.  As consideration, the Company issued 219,100 shares and paid cash consideration. The acquisition is subject to 0.5% royalties.

f)

Entered into an agreement with Powertech Industries Inc. (“Powertech”) to sell its 100% interest in the Black Hills, South Dakota property.  As consideration, the Company is entitled to receive 1,000,000 common shares and 1,250,000 share purchase warrants in Powertech upon closing.   The sale is subject to 2% to 4% royalties.

g)

Issued 360,500 shares valued at $543,900 pursuant to commitments to issue shares.

h)

Issued 981,250 shares for cash of $1,022,450 as stock options exercised.

i)

Issued 1,652,500 shares for cash of $750,143 as warrants exercised.

j)

Granted options to acquire 50,000 common shares exercisable at $4.15 expiring January 30, 2008, 100,000 common shares exercisable at $4.15 expiring January 30, 2010 and 275,000 common shares exercisable at $4.00 expiring February 20, 2010.

226

INTERIM CONSOLIDATED FINANCIAL STATEMENTS OF STANDARD URANIUM INC.

The following unaudited consolidated financial statements were prepared by Standard Uranium for the three month period ended January 31, 2006.

STANDARD URANIUM INC.

(an exploration stage company)

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

JANUARY 31, 2006

STANDARD URANIUM INC.

(an exploration stage company)

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

JANUARY 31, 2006

The accompanying unaudited interim consolidated financial statements of Standard Uranium Inc. for the three-month-period ended January 31, 2006 have been prepared by management and approved by the Audit Committee and the Board of Directors of the Company.  These interim consolidated financial statements have not been reviewed by the Company’s external auditors.

STANDARD URANIUM INC.

(an exploration stage company)

Consolidated Balance Sheets

(Unaudited)

	January 31,	October 31,
	2006	2005
ASSETS
CURRENT
Cash and cash equivalents	$217,145	$351,944
Receivables	29,724	21,091
Prepaids and deposits	40,106	8,998
TOTAL CURRENT ASSETS	286,975	382,033

EQUIPMENT (Note 3)	5,331,019	5,577
MINERAL PROPERTIES (Note 4)	1,610,003	754,213
TOTAL ASSETS	$7,227,997	$1,290,342
LIABILITIES
CURRENT
Accounts payable and accrued liabilities	$176,100	$131,999

LOAN PAYABLE (Note 5)	5,740,768	-
TOTAL LIABILITIES	5,916,868	131,999
SHAREHOLDERS' EQUITY
Share capital (Note 6)	3,483,294	2,854,481
Contributed surplus (Note 6 (e))	308,003	379,776
Deficit, during the exploration stage	(2,480,168)	(2,075,914)
TOTAL SHAREHOLDERS’ EQUITY	1,311,129	1,158,343
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$7,227,997	$1,290,342
NATURE AND CONTINUANCE OF OPERATIONS (Note 1)

SUBSEQUENT EVENTS (Note 10)

APPROVED BY THE BOARD

“Paul Matysek”
Paul Matysek, Director

“James Watt”
James Watt, Director

See accompanying Notes to the Interim Consolidated Financial Statements.

STANDARD URANIUM INC.

(an exploration stage company)

Consolidated Statement of Operations and Deficit

Three Month Period Ended January 31,

(Unaudited)

	Cumulative from date of commencement of exploration stage to January 31, 2006	2006	2005
EXPENSES
Accounting and legal	$346,020	$198,857	$5,363
Administrative consulting	107,636	50,258	19,605
Depreciation	1,398	279	151
Interest accretion	54,156	-	-
Interest and finance charges	13,543	738	233
Office and sundry	34,922	4,700	3,828
Office facilities and administrative services	369,390	16,118	4,446
Shareholder communication	96,726	18,262	964
Stock-based compensation (Note 6(e))	393,843	-	233,404
Transfer agent and regulatory fees	115,242	35,456	1,218
Travel and related costs	15,589	3,942	1,904
LOSS BEFORE OTHER ITEMS	(1,548,465)	(328,610)	(271,116)
OTHER ITEMS
Abandonment of oil and gas well	(42,750)	-	-
Exploration expenditures (Note 4)	(758,491)	(166,384)	(131,731)
Foreign exchange loss	84,924	89,329	(954)
Interest income	27,121	1,411	5,473
Write off of mineral property	(242,507)	-	-
LOSS FOR THE PERIOD	(2,480,168)	(404,254)	(398,328)
DEFICIT, BEGINNING OF PERIOD	-	(2,075,914)	(926,671)
DEFICIT, END OF PERIOD	$(2,480,168)	(2,480,168)	$(1,324,999)

BASIC AND DILUTED LOSS PER SHARE		$(0.03)	$(0.04)

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES		13,580,219	10,366,377

See accompanying Notes to the Interim Consolidated Financial Statements.

STANDARD URANIUM INC.

(an exploration stage company)

Consolidated Statement of Cash Flows

Three Month Period Ended January 31,

(Unaudited)

	Cumulative from date of commencement of exploration stage to January 31, 2006	2006	2005
OPERATING ACTIVITIES
Loss for the period	$(2,480,168)	$(404,254)	$(398,328)
Items not involving cash:
Abandonment of oil and gas wells	42,750	-	-
Accretion of interest	54,156	-	-
Depreciation	1,398	279	151
Stock-based compensation	393,843	-	233,404
Write-down of mineral property	242,507	-	-
Changes in non-cash working capital items:
Receivables	(29,724)	(8,633)	(2,155)
Prepaids	(40,106)	(31,108)
Accounts payable and accrued liabilities	258,800	44,101	54,805
	(1,556,544)	(399,615)	(112,123)
FINANCING ACTIVITIES
Issuance of convertible debentures	5,740,768	5,740,768	-
Issuance of common shares for cash, net	2,850,598	557,040	74,500
Loans and advances	45,000	-	-
Proceeds on issue of convertible note	125,000	-	-
	8,761,366	6,297,808	74,500
INVESTING ACTIVITIES
Acquisition of plant and equipment	(5,332,417)	(5,325,721)	(2,929)
Exploration advances	(42,850)	-	-
Mineral properties	(1,612,510)	(707,271)	(74,404)
	(6,987,677)	(6,032,992)	(77,333)
NET INCREASE IN CASH AND CASH EQUIVALENTS	217,415	(134,799)	(114,956)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	-	351,944	867,037
CASH AND CASH EQUIVALENTS, END OF PERIOD	$$217,415	$217,145	$$752,081

SUPPLEMENTARY CASH FLOW INFORMATION (Note 8)

See accompanying Notes to the Interim Consolidated Financial Statements.

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Interim Consolidated Financial Statements

Three Month Period Ended January 31,

(Unaudited)

1.

NATURE AND CONTINUANCE OF OPERATIONS

Standard Uranium Inc. was incorporated under the laws of British Columbia, Canada on December 11, 1996. The Company’s principal business activities are primarily directed towards the acquisition and exploration of interests in mineral resource properties worldwide.

The Company’s continuing operations and the ability of the Company to meet its mineral property commitments are dependent upon the support of future joint venture partners and the ability of the Company to raise additional financing.

The Company is currently exploring and has not yet acquired a mineral property containing reserves that are economically recoverable.  In the event the Company completes such an acquisition, the recoverability of amounts capitalized for mineral properties is dependent upon the discovery of sufficient economically recoverable ore reserves, confirmation of the Company’s interest in the underlying mineral properties, the ability of the Company to arrange appropriate financing to complete the development of the mineral properties and upon future profitable production or proceeds from the sale of the mineral properties.

2.

BASIS OF PRESENTATION

These unaudited interim consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles for interim financial statements.  Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.  In the opinion of management, the accompanying financial information reflects all adjustments, consisting primarily of normal and recurring adjustments considered necessary for fair presentation of the results for the interim period.  Operating results for the three-month-period ended January 31, 2006 are not necessarily indicative of the results that may be expected for the year ending October 31, 2006.  These interim consolidated financial statements follow the same accounting policies as the annual financial statements of the Company.  Accordingly, these financial statements should be read in conjunction with the 2005 annual consolidated financial statements and notes thereto.  The significant differences between Canadian generally accepted accounting principles and United States generally accepted accounting principles are disclosed in Note 9.

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Interim Consolidated Financial Statements

Three Month Period Ended January 31,

(Unaudited)

3.

EQUIPMENT

		January 31,		October 31,
		2006		2005
		Accumulated	Net Book	Net Book
	Cost	Depreciation	Value	Value

Plant and equipment	$5,325,721	$-	$5,325,721	$-
Office equipment	6,696	1,398	5,298	5,577
	$5,332,417	$1,398	$5,331,019	$5,577

During the three-month period ended January 31, 2006, the Company completed the acquisition of the Hobson Plant and Palangana property located in Duval County, Texas.

4.

MINERAL PROPERTIES AND EXPLORATION EXPENDITURES

(a)

Mineral properties

	January 31,	October 31,
	2006	2005

AZ Pipes - Arizona	$286,448	$286,448
Maybell Property - Colorado	272,842	272,842
Skull Creek - Colorado	18,370	18,370
Kaycee Project - Wyoming	61,551	61,551
Powder River Basin - Wyoming	115,002	115,002
Palangana - Texas	855,790	-
	$1,610,003	$754,213

AZ Pipes - Arizona

During the year ended October 31, 2004, the Company acquired a 100% interest in eleven uranium properties located on the Colorado Plateau of Northern Arizona, USA, from Western Energy Fuels LLC (“WEF”), one member of which is a director of the Company.  As consideration, the Company paid US$16,000 ($20,868), issued 1,000,000 common shares at a value of $240,000 and incurred related legal costs totaling $3,494.

During the year ended October 31, 2005, the Company incurred a cost of $22,086 to update its existing claim position.

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Interim Consolidated Financial Statements

Three Month Period Ended January 31,

(Unaudited)

4.

MINERAL PROPERTIES AND EXPLORATION EXPENDITURES (Continued)

(a)

Mineral properties (continued)

Maybell Property - Colorado

During the year ended October 31, 2005, the Company acquired, by staking, at a cost of $272,842, the right to explore certain claims located in the Maybell area of northern Colorado.

Skull Creek Property - Colorado

During the year ended October 31, 2005, the Company acquired, by staking, at a cost of $18,370, the right to explore certain claims located within northern Colorado.

Kaycee Project - Wyoming

During the year ended October 31, 2005, the Company acquired, by staking, at a cost of $61,551, the mineral rights on properties at the western margin of Wyoming’s Powder River Basin.

Powder River Basin - Wyoming

During the year ended October 31, 2005, the Company acquired, by staking, at a cost of $115,002, the mineral rights to properties in Wyoming’s northern Powder River Basin.

Palangana – Texas

During the three-month period ended January 31, 2006, the Company acquired at a cost of US$705,000 ($855,790) the 6,200 acre Palangana property located approximately four miles north of Benevides, Texas, in Duval County.

(b)

Exploration expenditures

During the three-month-period ended January 31, 2006, the Company incurred the following exploration expenditures which were expensed as incurred:

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Interim Consolidated Financial Statements

Three Month Period Ended January 31,

(Unaudited)

		Colorado		Wyoming	U.S.A. Regional			2006	2005
	Maybell	Skull	Total	Powder	Texas	Regional	Total	Total	Total

Assaying	$9,887	$864	$10,751	$-	$-	$-	$-	$10,751	$-

Field supplies	100	-	100	-	17	8	8	125	2,856

General and administrative	102		102	69	2,154	119	119	2,444	-

Government fees and taxes	2,257	1,978	4,236	-	-	-	-	4,236	-

Land payments	24,883	16,016	40,899	6,474	-	-	-	47,372	-

Legal	-	-	-	-	1,150	-	-	1,150	-

Technical and exploration		1,472	1,472	1,727	68,218	21,438	21,438	92,855	113,067

Travel and related costs	30	-	30		7,409	12	12	7,452	15,808

	$37,260	$20,330	$57,590	$8,269	$78,948	$21,578	$21,578	$166,384	$131,731

5.

LOAN PAYABLE

During the three-month period ended January 31, 2006, the Company received a loan of US$5.0 million from Energy Metals Corporation (“Energy Metals”).  The loan, evidenced by way of a secured convertible debenture issued by the Company to Energy Metals, has an interest rate of 4% per annum and is secured, against the Hobson Plant and Palangana Property.  Certain portions of the principal amount of the loan is convertible into common shares of the Company at the rate of $1.45 per common share of the Company.

Subsequent to January 31, 2006, (see Note 10) the Company became a 100% subsidiary of Energy Metals and it was agreed that Energy Metals will not be exercising the conversion.

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Interim Consolidated Financial Statements

Three Month Period Ended January 31,

(Unaudited)

6.

SHARE CAPITAL

(a)

Authorized

100,000,000 common voting shares, no par value

(b)

Issued and outstanding

	Number of
	Shares	Amount

Balance, October 31, 2005	12,809,926	$2,854,481

Shares issued on exercise of warrants	935,500	449,040
Shares issued on exercise of options	235,000	108,000
Fair value of options exercised reclassified (Note 5(e))	-	71,773

Balance, January 31, 2006	13,980,426	$3,483,294

(c)

Stock options

Options are granted to employees, directors and consultants to purchase common shares of the Company’s capital stock.

As at January 31, 2006, 575,000 options were outstanding (575,000 fully-vested) for the purchase of common shares at a weighted average exercise price of $0.70 per share.

The following table summarizes information about the stock options which were outstanding at January 31, 2006:

	Number of
	Common	Exercise
Date Granted	Shares	Price	Expiry Date

July 9, 2003	100,000	$0.20	July 9, 2008

November 9, 2004	475,000	0.81	November 9, 2009
	575,000

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Interim Consolidated Financial Statements

Three Month Period Ended January 31,

(Unaudited)

6.

SHARE CAPITAL (Continued)

(d)

Warrants

A summary of warrant activity and information concerning currently outstanding and exercisable warrants is as follows:

	Warrants Outstanding
		Weighted
	Number of	Average
	Common	Exercise
	Shares	Price

Outstanding, October 31, 2005	2,565,500	$0.48
Exercised	(935,500)	0.48
Outstanding, January 31, 2006	1,630,000	$0.48

(e)

Stock-based compensation and contributed surplus

The Company records stock-based compensation using the Black-Scholes option pricing model, assuming no dividends were paid, a volatility of the Company’s share price of 103%, an annual risk free interest rate of 4.02% and an expected life of five years.

In addition, during the current period, 235,000 stock options were exercised for proceeds totaling $108,000 and, as a result, $71,773 was reclassified from contributed surplus to share capital.

(f)

Escrow shares

At January 31, 2006, a total of 598,536 (2005 – 619,332) of the Company’s issued common shares were held in escrow pursuant to escrow agreements and will not be released without the consent of the regulatory authorities.

7.

RELATED PARTY TRANSACTIONS

During the three-month-period ended January 31, 2006, the Company entered into the following related party transactions:

(a)

Paid rent of $3,250 (2005 - $3,000) to a company with two directors in common;

(b)

Paid office facilities and administrative services of $473 (2005 - $1,446) to a current director;

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Interim Consolidated Financial Statements

Three Month Period Ended January 31,

(Unaudited)

7.

RELATED PARTY TRANSACTIONS (Continued)

(c)

Paid $18,757 (2005 - $29,087) to a director for investigation and exploration activities and management services.

These transactions were in the normal course of operations and are measured at the exchange amount which is the amount established and agreed to by the related parties.

7.

SEGMENT DISCLOSURES

The Company operates in a single reportable operating segment, being exploration and development of mineral properties.

Summarized financial information for the geographic segments the Company operates in are as follows:

	Canada	United States	Africa	Total
2006
Interest income	$1,411	$-	$-	$1,411
Loss for the period	(237,870)	(166,384)	-	(404,254)
Total assets	292,274	6,935,723	-	7,227,997

2005
Interest income	$5,473	$-	$-	$5,473
Loss for the period	(265,151)	(78,157)	(55,020)	(398,328)
Total assets	$772,462	$338,766	$-	$1,111,228

8.

SUPPLEMENTARY CASH FLOW INFORMATION

During the three-month period ended January 31, 2006, $148,519 of deferred acquisition costs was reclassified to mineral properties on completion of the acquisition of the Palangana property disclosed in Note 4(a).

9.

DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

a)

The interim consolidated financial statements have been prepared in accordance with Canadian GAAP.  Canadian GAAP differs in certain material respects from US GAAP.  The material differences between Canadian and US GAAP and their effect on the Company’s consolidated financial statements are summarized in the tables below.

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Interim Consolidated Financial Statements

Three Month Period Ended January 31,

(Unaudited)

9.

DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (Continued)

Consolidated statements of operations

	2006 $	2005 $

Net loss under Canadian GAAP	(404,254)	(398,328)
Mineral property acquisition costs (i)	(855,790)	(74,404)

Net and comprehensive loss for the periods	(1,260,044)	(472,732)

Loss per share under US GAAP	(0.09)	(0.05)

Weighted average number of common shares under US GAAP	13,580,219	10,366,377

Consolidated balance sheets

	January 31, 2006 $	October 31, 2005 $
TOTAL ASSETS
Canadian GAAP	7,227,997	1,290,342
Mineral properties (i)	(1,610,003)	(754,213)

US GAAP	5,617,994	536,129

TOTAL LIABILITIES
Canadian and US GAAP	5,916,868	131,999

SHAREHOLDERS’ EQUITY
Canadian GAAP	1,311,129	1,158,343
Mineral properties (i)	(1,610,003)	(754,213)
US GAAP	(298,874)	404,130
	5,617,994	536,129

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Interim Consolidated Financial Statements

Three Month Period Ended January 31,

(Unaudited)

9.

DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (Continued)

Consolidated statements of cash flows

	2006 $	2005 $
OPERATING ACTIVITIES
Cash used under Canadian GAAP	(399,615)	(112,123)
Mineral property expenditures (i)	(707,271)	(74,404)

Cash used under US GAAP	(1,106,886)	(186,527)

INVESTING ACTIVITIES
Cash used under Canadian GAAP	(6,032,992)	(77,333)
Mineral property expenditures (i)	707,271	74,404

Cash used under US GAAP	(5,325,721)	(2,929)

i)

Mineral property acquisition and exploration costs

Mineral property costs, including acquisition and exploration costs, are accounted for in accordance with Canadian GAAP as disclosed in Note 4.  The Company has determined for US GAAP purposes to expense mineral property acquisition and exploration costs as incurred.  In addition, US GAAP requires that exploration costs not be capitalized until a positive feasibility study is completed.  The capitalized costs of such mineral properties would then be measured, on a periodic basis, to ensure that the carrying value can be recovered on an undiscounted cash flow basis.  If the carrying value cannot be recovered on this basis, the mineral properties would be written down to net recoverable value on a discounted cash flow basis.

ii)

Functional currency

The Company’s functional currency is the Canadian dollar.

iii)

Exploration stage company

The Company is in the exploration stage and, as of January 31, 2006, is considered a development stage company as defined by Statement of Financial Accounting Standards (“SFAS”) No. 7.  At January 31, 2006 the Company has accumulated a deficit of $2,480,168 while in the development stage.

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Interim Consolidated Financial Statements

Three Month Period Ended January 31,

(Unaudited)

9.

DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (Continued)

(b)

New authoritative pronouncements

In May 2005, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 154, Accounting changes and error corrections - A replacement of APB Opinion No. 20 and SFAS No. 3 (“SFAS 154”). SFAS 154 requires retrospective application to prior periods' financial statements for changes in accounting principle. SFAS 154 also requires that a change in depreciation, amortization, or depletion method for long-lived, non-financial assets be accounted for as a change in accounting estimate affected by a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The implementation of SFAS 154 is not expected to have a material impact on our results of operations, financial position or cash flows.

In December 2004, the FASB issued its final standard on accounting for employee stock options, SFAS No. 123 (Revised 2004), Share-based payment (“SFAS 123 (R)”). SFAS 123 (R) replaces SFAS No. 123, Accounting for stock-based compensation (SFAS 123), and supersedes APB 25, Accounting for stock issued to employees. SFAS 123 (R) requires companies to measure compensation costs for all share-based payments, including grants of employee stock options, based on the fair value of the awards on the grant date and to recognize such expense over the period during which an employee is required to provide services in exchange for the award.  The pro forma disclosures previously permitted under SFAS 123 will no longer be an alternative to financial statement recognition.  The Company follows Canadian GAAP for stock-based compensation, which is consistent with the guidance provided in SFAS 123 (R).

10.

SUBSEQUENT EVENTS

Subsequent to January 31, 2006, the Company entered into the following transactions:

(i)

The Company issued 1,630,000 common shares for proceeds totalling $782,400 pursuant to the exercise of share purchase warrants.

(ii)

The Company issued 275,000 common shares for proceeds totalling $161,750 pursuant to the exercise of the stock options.

(iii)

The Company was advanced a further US$1 million pursuant to its loan agreement with Energy Metals.

(iv)

On March 10, 2006 the security holders of the Company approved the arrangement between the Company and Energy Metals Corporation whereby the security holders of the Company would receive 0.64 shares of Energy Metals for every share of the Company.  Subsequently, the acquisition was completed and the Company became a wholly-owned subsidiary of Energy Metals.

ANNUAL CONSOLIDATED FINANCIAL STATEMENTS OF STANDARD URANIUM INC.

The following audited consolidated financial statements were prepared by Standard Uranium for the year ended October 31, 2005.

STANDARD URANIUM INC.
(An Exploration Stage Company)

ANNUAL CONSOLIDATED FINANCIAL STATEMETNS

OCTOBER 31, 2005

Deloitte & Touche LLP 2800 - 1055 Dunsmuir Street 4 Bentall Centre P.O. Box 49279 Vancouver BC V7X 1P4 Canada Tel: (604) 669-4466 Fax: (604) 685-0395 www.deloitte.ca

Independent Auditors’ Report

To the Directors,

Standard Uranium Inc.

(an exploration stage company)

We have audited the consolidated balance sheets of Standard Uranium Inc. (an exploration stage company) as at October 31, 2005 and 2004 and the consolidated statements of operations and deficit and cash flows for the years then ended and for the period from date of commencement of the exploration stage to October 31, 2005.  These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards.  Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at October 31, 2005 and 2004 and the results of its operations and its cash flows for the years then ended and for the period from date of commencement of the exploration stage to October 31, 2005 in accordance with Canadian generally accepted accounting principles.

Chartered Accountants

Vancouver, British Columbia

February 1, 2006

Comments by Independent Auditor for U.S. Readers on Canada-U.S. Reporting Difference

In the United States, reporting standards for auditors require the addition of an explanatory paragraph ( following the opinion paragraph) when the financial statements are affected by conditions and events that cast substantial doubt on the Company’s ability to continue as a going concern, such as those described in Note 1 to the consolidated financial statements.  Our report to the directors dated February 1, 2006 is expressed in accordance with Canadian reporting standards which do not permit a reference to such events and conditions in the  Independent Auditors’ Report  when these are adequately disclosed in the financial statements.

Chartered Accountants

Vancouver, British Columbia

February 1, 2006

Member of

Deloitte Touche Tohmatsu

STANDARD URANIUM INC.

(an exploration stage company)

Consolidated Balance Sheets

As at October 31

(Expressed in Canadian Dollars)

	2005	2004
ASSETS

CURRENT
Cash	$351,944	$867,037
Receivables	21,091	8,673
Prepaid deposits	8,998	3,750
TOTAL CURRENT ASSETS	382,033	879,460
EQUIPMENT (Note 3)	5,577	3,025
DEFERRED ACQUISITION COSTS (Note 4)	148,519	-
MINERAL PROPERTIES (Note 5)	754,213	264,362
TOTAL ASSETS	$1,290,342	$1,146,847

LIABILITIES

CURRENT
Accounts payable and accrued liabilities	$131,999	$64,864

SHAREHOLDERS' EQUITY

Share capital (Note 7)	2,854,481	1,988,002
Contributed surplus (Note 7 (h))	379,776	20,652
Deficit, during the exploration stage	(2,075,914)	(926,671)
TOTAL SHAREHOLDERS' EQUITY	1,158,343	1,081,983
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,290,342	$1,146,847

CONTINUING OPERATIONS (Note 1)

SUBSEQUENT EVENTS (Note 12)

APPROVED BY THE BOARD

K. Peter Miller, Director

Brian E. Bayley, Director

See accompanying notes to the consolidated financial statements.

STANDARD URANIUM INC.

(an exploration stage company)

Consolidated Statement of Operations and Deficit

As at October 31

(Expressed in Canadian Dollars)

	Cumulative from date of commencement of exploration stage to October 31, 2005	2005	2004
EXPENSES
Accounting and legal	$147,163	$35,512	$55,469
Consulting	57,378	11,988	45,390
Depreciation	1,119	1,015	104
Interest accretion (Note 6)	54,156	-	21,514
Interest and finance charges	12,805	1,222	7,173
Office and sundry	30,222	21,752	3,026
Office facilities and administrative services	353,272	65,950	46,822
Shareholder communication	78,464	66,326	2,380
Stock-based compensation (Note 7 (h))	393,843	368,843	-
Transfer agent and regulatory fees	79,786	19,152	18,899
Travel and related costs	11,647	9,475	2,172
	1,219,855	601,235	202,949
LOSS BEFORE OTHER ITEMS	(1,219,855)	(601,235)	(202,949)
OTHER ITEMS
Abandonment of oil and gas well	(42,750)	-	-
Exploration expenditures (Note 5)	(592,107)	(555,139)	(36,968)
Foreign exchange loss	(4,405)	(3,673)	(732)
Interest income	25,710	10,804	3,853
Write-down of mineral property	(242,507)	-	-
LOSS FOR THE PERIOD	(2,075,914)	(1,149,243)	(236,796)
DEFICIT, BEGINNING OF PERIOD	-	(926,671)	(689,875)
DEFICIT, END OF PERIOD	$(2,075,914)	$(2,075,914)	$(926,671)

BASIC AND DILUTED LOSS PER SHARE		$(0.10)	$(0.05)

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING		11,597,964	5,086,616

See accompanying notes to the consolidated financial statements.

STANDARD URANIUM INC.

(an exploration stage company)

Consolidated Statements of Cash Flows

For the years ended October 31, 2005 and 2004

(Expressed in Canadian Dollars)

	Cumulative from
	date of commencement
	of exploration stage
	to October 31, 2005	2005	2004

OPERATING ACTIVITIES
Loss for the period	$(2,075,914)	$(1,149,243)	$(236,796)
Items not involving cash
Abandonment of oil and gas well	42,750	-	-
Interest accretion (Note 6)	54,156	-	21,514
Depreciation	1,119	1,015	104
Stock-based compensation	393,843	368,843	-
Write-down of resource property	242,507	-	-
Changes in non-cash working capital items
Receivables	(21,091)	(12,418)	(3,652)
Prepaid deposits	22,641	(5,248)	-
Accounts payable and accrued liabilities	183,060	67,135	47,452
	(1,156,929)	(729,916)	(171,378)

FINANCING ACTIVITY
Issuance of common shares for cash, net	2,293,558	856,760	954,953
Repayment of loans and advance payable	(19,000)	-	-
Loands and advances payable	64,000	-	-
Proceeds on issue of convertible note	125,000	-	-
	2,463,558	856,760	954,953

INVESTING ACTIVITIES
Acquisition of equipment	(6,696)	(3,567)	(3,129)
Mineral properties	(756,720)	(489,851)	(24,362)
Acquisition costs for mineral properties	(148,519)	(148,519)	-
Exploration advances	(42,750)	-	17,580
	(954,685)	(641,937)	(9,911)
NET (DECREASE) INCREASE IN CASH	$351,944	$(515,093)	$773,664
CASH, BEGINNING OF PERIOD	-	867,037	93,373
CASH, END OF PERIOD	351,944	351,944	867,037

CASH PAID FOR:

Interest	$6,875	$-	$6,875
Income taxes	$-	$-	$-

SUPPLEMENTARY CASH FLOW INFORMATION (Note 9)

See accompanying notes to the consolidated financial statements.

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Financial Statements

Years ended October 31, 2005 and 2004

(Expressed in Canadian Dollars)

1.

CONTINUING OPERATIONS

Standard Uranium Inc. (“Standard Uranium” or the “Company”) was incorporated under the laws of British Columbia, Canada on December 11, 1996. The Company’s principal business activities are directed towards the acquisition and exploration of interests in mineral resource properties worldwide.

These financial statements have been prepared in accordance with Canadian generally accepted accounting principles applicable to a going concern, which assumes that the Company will realize its assets and discharge its liabilities in the ordinary course of business.  As at October 31, 2005, the Company had working capital of $250,034, which will not be sufficient for the Company to meet its planned business objectives.  The ability of the Company to fulfill its commitments, meet its planned business objectives and continue as a going concern is dependent upon successful results from its mineral property acquisition and exploration activities and the ability of the Company to raise additional financing.

The Company is currently exploring its mineral properties and has not yet determined whether its mineral properties contain reserves that are economically recoverable. The recoverability of amounts capitalized for mineral properties is dependent upon the discovery of sufficient economically recoverable ore reserves, confirmation of the Company’s interest in the underlying mineral properties, the ability of the Company to arrange appropriate financing to complete the development of the mineral properties and upon future profitable production or proceeds from the sale of the mineral properties.

2.

SIGNIFICANT ACCOUNTING POLICIES

(a)

Basis of consolidation

These consolidated financial statements include the accounts of the Company and Western Fuel Inc. and Clearwater Resources Inc., its wholly-owned subsidiaries.  The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in Canada.  These accounting principles are consistent in all material respects with United States generally accepted accounting principles except for the differences identified in Note 13.

All significant inter-company transactions and balances have been eliminated upon consolidation.

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Financial Statements

Years ended October 31, 2005 and 2004

(Expressed in Canadian Dollars)

2.

SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b)

Measurement Uncertainties

The preparation of financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods.  Significant areas requiring management estimates relate to the carrying value of mineral properties, provision for future site restoration costs, and provision for income taxes.  Actual results could differ from those estimates.

(c)

Cash and cash equivalents

Cash and cash equivalents include cash on hand, balances with banks and highly liquid deposits with an initial maturity of less than 90 days.  Cash equivalents also include highly liquid short-term investments with an initial maturity of over 90 days, that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value.

(d)

Equipment

Equipment is recorded at cost and is depreciated over its estimated useful life using the declining balance method at a rate of 20% per annum.

(e)

Mineral properties and exploration expenditures

Acquisition costs for mineral properties, net of recoveries, are capitalized on a property by property basis.  Acquisition costs include cash consideration and the value of common shares issued to acquire mineral properties pursuant to the terms of an agreement.  Exploration expenditures, net of recoveries, are charged to operations as incurred. After a property is determined by management to be commercially feasible, exploration and development expenditures on the property are capitalized.  When there is little prospect of further work on a property being carried out by the Company or its partners, when a property is abandoned or sold, or when the capitalized costs are no longer considered recoverable, the related property costs are written down to management’s estimate of their net recoverable amount.  The costs related to a property from which there is production, together with the costs of production equipment, will be depleted and amortized using the unit-of-production method.

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Financial Statements

Years ended October 31, 2005 and 2004

(Expressed in Canadian Dollars)

2.

SIGNIFICANT ACCOUNTING POLICIES (Continued)

(e)

Mineral properties and exploration expenditures (continued)

A mineral property acquired under an option agreement where payments are made at the sole discretion of the Company, is capitalized at the time of payment.  Property interests granted to others under an option agreement where payments to be made to the Company at the sole discretion of the optionee, are recorded as recoveries at the time of receipt.

Although the Company has taken steps to verify title to mineral properties in which it has an interest, in accordance with industry standards for the current stage of exploration of such properties, these procedures do not guarantee the Company’s title.  Property title may be subject to unregistered prior agreements or transfers and may be affected by undetected defects.

The amounts shown for mineral properties represent acquisition costs incurred to date, less recoveries and write-downs, and are not intended to reflect present or future values.

(f)

Asset retirement obligations

The Canadian Institute of Chartered Accountants (“CICA”) recently issued a new section in the CICA Handbook, Section 3110, Asset retirement obligations, which was effective for fiscal years beginning on or after January 1, 2004.   This standard focuses on the recognition and measurement of liabilities related to legal obligations associated with the retirement of property, plant and equipment.  Under this standard, these obligations are initially measured at net present value of the estimated fair value and subsequently adjusted for the accretion of discount and any changes in the underlying cash flows.  The asset retirement cost is capitalized to the related asset and amortized into earnings over time.  Adoption of this standard has not materially affected the Company’s financial statements.

(g)

Foreign currency translation

Transactions denominated in foreign currencies are translated into Canadian dollar equivalents at exchange rates approximating those in effect at the transaction dates.  Foreign currency denominated monetary assets and liabilities are translated at the year-end exchange rate.  Gains and losses arising from foreign currency translation are recognized in the statement of operations and deficit.

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Financial Statements

Years ended October 31, 2005 and 2004

(Expressed in Canadian Dollars)

2.

SIGNIFICANT ACCOUNTING POLICIES (Continued)

(h)

Income taxes

Future income taxes are recorded using the asset and liability method.  Under the asset and liability method, future tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Future tax assets and liabilities are measured using the enacted or substantively enacted tax rates expected to apply when the asset is realized or the liability settled.  The effect on future tax assets and liabilities of a change in tax rates is recognized in income in the period that substantive enactment or enactment occurs.  To the extent that the Company does not consider it more likely than not that a future tax asset will be recovered, it provides a valuation allowance against the excess.

(i)

Stock-based compensation

The Company accounts for all grants of options to employees, non-employees and directors in accordance with the fair value method for accounting for stock-based compensation as defined by CICA 3870, Stock-based Compensation and Other Stock-based Payments.  Stock-based compensation awards expense is calculated using the Black-Scholes option pricing model.

(j)

Loss per share

Basic loss per share is calculated using the weighted-average number of common shares outstanding during the year.

The Company uses the treasury stock method to compute the dilutive effect of options, warrants and similar instruments.  Under this method the dilutive effect is recognized through the use of the proceeds that could be obtained upon exercise of options, warrants and similar instruments.  It assumes that the proceeds would be used to purchase common shares at the average market price during the period.  For the years presented, this calculation proved to be anti-dilutive.

(k)

Financial instruments

The Company’s financial instruments are comprised of cash, receivables and accounts payable.  The fair values of the financial instruments approximate their carrying values due to their short term nature.

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Financial Statements

Years ended October 31, 2005 and 2004

(Expressed in Canadian Dollars)

2.

SIGNIFICANT ACCOUNTING POLICIES (Continued)

(k)

Financial instruments (continued)

It is management’s opinion that the Company is not exposed to interest or credit risk arising from these financial instruments, but is exposed to currency risk as the Company incurs expenditures in currencies other than the Canadian dollar.  The Company does not use derivative instruments to reduce this risk.

(l)

Comparative figures

Certain comparative figures have been reclassified to conform with the current year’s presentation.

3.

EQUIPMENT

	2005			2004
		Accumulated	Net book	Net book
	Cost	depreciation	value	value

Computer	$6,697	$1,120	$5,577	$3,025

4.

DEFERRED ACQUISITION COSTS

During the current year, the Company signed a binding letter agreement (“Letter Agreement”) with privately held Everest Exploration Inc. (“EEI”) and Everest Resources Co. (“ERC”) outlining the terms for a 99% to 1% URN-EEI joint venture (“JV”) that will position the Company to become a South Texas in situ leach (“ISL”) uranium producer.  Through its 99% interest in the JV, the Company plans to use the Hobson plant, an existing recovery facility located near Hobson, Texas, to produce a saleable uranium-oxide product from ISL solution mining of the Palangana Property located in Duval County, Texas.  The JV will control the Hobson Plant, Hobson satellite production facilities, Palangana leases and an extensive Texas uranium exploration database.

The transaction was closed subsequent to October 31, 2005, indirectly through a new wholly-owned subsidiary of the Company, URN Resources Inc., incorporated pursuant to the laws of Nevada.  Prior to closing, the Company completed its due diligence and financing and received all regulatory approvals including that of the TSX Venture Exchange.

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Financial Statements

Years ended October 31, 2005 and 2004

(Expressed in Canadian Dollars)

4.

DEFERRED ACQUISITION COSTS (Continued)

Terms of the transaction:

?

URN South Texas Project, Ltd., a direct wholly-owned subsidiary of URN Resources Inc. and an indirectly wholly-owned subsidiary of the Company, entered into a 99%-1% joint venture, South Texas Mining Venture, LLP (“JV”) wherein the URN South Texas Project, Ltd. holds a 99% interest and EEI holds a 1% interest.  The initial cash contributions to the JV permitted the JV to acquire the Hobson processing plant, the associated satellite mining facilities and a Texas database from EEI (collectively, the “Everest Assets”) as well as certain leases covering the Palangana mining property from ERC (the “Palangana Property”).  The aggregate cash contribution made on behalf of URN South Texas Project, Ltd. totalled US$5,205,000.   The JV acquired the Everest Assets from EEI and the Palangana Property from ERC.  EEI will be the operator of the production facilities and will receive a net production royalty of US$0.75 per pound on the first 8,000,000 pounds of uranium oxide produced from the Hobson Plant.

?

EEI will maintain a 1% participating interest in the JV and will be the nominal operator of the production facilities.  EEI will receive a net production royalty of US$0.75 per pound on the first 8,000,000 pounds of uranium oxide (U3O8 or yellowcake) produced from the Hobson Plant.

?

The JV will assume the existing terms of the property leases, including annual property payments and a sliding-scale leasehold royalty burden.

?

As at October 31, 2005, the Company had made an initial payment of US$100,000 for exclusivity and has incurred legal and consulting fees totalling $30,759, followed by two additional US$100,000 payments (paid subsequent to October 31, 2005) made at 30 day intervals for exclusivity during the 90 day letter agreement period.  Upon the closing, the exclusivity payments were credited to the purchase price.

The Hobson Plant

The Hobson Plant is located on 7.5 acres near the town of Hobson, Texas.  Current plans are to increase the plant’s annual production capacity from 750,000 to 1,000,000 pounds.  The Hobson facility is a central processing facility that includes offices, a geochemical lab and a maintenance shop capable of handling uranium-loaded resin from multiple mine sites in South Texas.

Palangana Mine Property

The 6,200 acre Palangana property is located approximately four miles north of Benevides, Texas, in Duval County.

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Financial Statements

Years ended October 31, 2005 and 2004

(Expressed in Canadian Dollars)

4.

DEFERRED ACQUISITION COSTS (Continued)

Mining Joint Venture

Upon closing of this transaction, the JV plans to begin resource-definition drilling on the property.  Production area permitting will begin once a sufficient reserve has been delineated by the planned exploration and delineation drill program.  Upgrading and modernization of the Hobson production plant and satellite facilities will be continuing.

5.

MINERAL PROPERTIES AND EXPLORATION EXPENDITURES

(a)

Mineral properties

	2005	2004

AZ Pipes – Arizona	$286,448	$264,362
Maybell Property - Colorado	272,842	-
Skull Creek - Colorado	18,370	-
Kaycee Project - Wyoming	61,551	-
Powder River Basin - Wyoming	115,002	-
	$754,213	$264,362

Northern Arizona Uranium Prospects

During the year ended October 31, 2004, the Company acquired a 100% interest in eleven uranium properties located on the Colorado Plateau of Northern Arizona, USA, from Western Energy Fuels LLC (“WEF”), one member of which is a director of the Company.  As consideration, the Company paid US$16,000 ($20,868), issued 1,000,000 common shares at a value of $240,000 and incurred related legal costs totaling $3,494.

During the current year, the Company incurred a cost of $22,086 to update its existing claim position.

Maybell Property - Colorado

During the current year, the Company acquired, by staking, at a cost of $272,842, the right to explore certain claims located in the Maybell area of northern Colorado.

Skull Creek Property - Colorado

During the current year, the Company acquired, by staking, at a cost of $18,371, the right to explore certain claims located within northern Colorado.

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Financial Statements

Years ended October 31, 2005 and 2004

(Expressed in Canadian Dollars)

5.

MINERAL PROPERTIES AND EXPLORATION EXPENDITURES (Continued)

(a)

Mineral properties (continued)

Kaycee Project - Wyoming

During the current year, the Company acquired, by staking, at a cost of $61,551, the mineral rights on properties at the western margin of Wyoming’s Powder River Basin.

Powder River Basin - Wyoming

During the current year, the Company acquired, by staking, at a cost of $115,002, the mineral rights to properties in Wyoming’s northern Powder River Basin.

(b)

Exploration expenditures

During the year ended October 31, 2005, the Company incurred the following exploration expenditures which were expensed as incurred:

				2005
	Arizona	Colorado	Texas	Wyoming	US Regional	Africa	Total
Cumulative exploration expenditures,
beginning of year	$36,968	$-	$-	$-	$-	$-	$36,968

Assaying	-	1,076	-	-	1,000	-	2,076
Office and field supplies	-	2,649	872	313	7,773	-	11,607
Government fees and taxes	677	2,002	-	1,047	381	-	4,107
Land payments	847	4,028	-	6,523	-	-	11,398
Mapping	-	8,806	-	2,476	-	-	11,282
Technical and exploration consulting	-	139,349	81,488	40,399	105,926	78,692	445,854
Travel and related costs	-	17,793	20,294	2,432	22,483	5,813	68,815
Exploration expenditures for the year	1,524	175,703	102,654	53,190	137,563	84,505	555,139
Cumulative exploration expenditures,
end of year	$38,492	$175,703	$102,654	$53,190	$137,563	$84,505	$592,107

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Financial Statements

Years ended October 31, 2005 and 2004

(Expressed in Canadian Dollars)

6.

CONVERTIBLE NOTES

On April 25, 2003 the Company issued two 6% convertible notes totaling $125,000 to two directors of the Company. The proceeds from the issuance of the convertible notes were allocated between the estimated fair value of the debt and the equity portion and resulted in initial values of the debt of $70,844 and of the equity component of $54,156.  The difference between the recorded value of the debt at issue date ($70,844) and its maturity value ($125,000) was $54,156 and was accreted as interest accretion expense over one year. For the year ended October 31, 2005, the accretion of the equity component that was charged to interest was $Nil (2004 - $21,514).

During the year ended October 31, 2004, the notes were converted into common shares of the Company on the basis of $0.135 per share (925,926 common shares).

7.

SHARE CAPITAL

(a)

Authorized

100,000,000 common voting shares, no par value

(b)

Issued and outstanding

	Number of
	shares	Amount

Balance, October 31, 2003	4,372,000	$609,545
Issued for cash pursuant to a private placement,
net (Note 7 (c) (i))	4,000,000	942,953
Issued for cash pursuant to a mineral property
acquisition (Note 7 (d))	1,000,000	240,000
Shares issued for cash on exercise of options	60,000	12,000
Fair value of options exercised reclassified
(Note 7 (h))	-	4,348
Shares issued on conversion of notes (Note 7 (e))	925,926	179,156
Balance, October 31, 2004	10,357,926	1,988,002
Shares issued for cash on exercise of warrants	2,384,500	831,060
Shares issued for cash on exercise of options	67,500	25,700
Fair value of options exercised reclassified
(Note 7 (h))	-	9,719
Balance, October 31, 2005	12,809,926	$2,854,481

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Financial Statements

Years ended October 31, 2005 and 2004

(Expressed in Canadian Dollars)

7.

SHARE CAPITAL (Continued)

(c)

Private placements

On September 16, 2004, the Company closed a private placement of 4,000,000 units at a price of $0.25 per unit (the “Units”) for gross proceeds totaling $1,000,000.  A finders’ fee of $57,047 was paid in cash.  Each Unit is comprised of one common share (the “Shares”) and one non-transferable share purchase warrant (the “Warrants”).  Each Warrant entitles the holder to purchase one additional common share at a price of $0.48 per share for two years expiring September 16, 2006.  If, after the expiry of the four month regulatory sale restriction periods, the closing price of the common shares of the Company on the TSX Venture Exchange is $0.75 or greater for a period of 20 consecutive trading days in the first year or $0.85 in the second year, the Company may provide notice of an earlier expiry date of the warrants, in which case the Warrants shall expire 21 days subsequent to providing such notice.

(d)

Mineral property acquisition

During the year ended October 31, 2004, the Company issued 1,000,000 common shares pursuant to the acquisition of eleven uranium properties located in the state of Arizona, USA, at a value of $240,000 (Note 5).

(e)

Conversion of debt

During the year ended October 31, 2004, the Company issued 925,926 common shares to two directors of the Company pursuant to the conversion of two notes payable with a face value totaling $125,000 and accumulated accretion totaling $54,156 (Note 6).

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Financial Statements

Years ended October 31, 2005 and 2004

(Expressed in Canadian Dollars)

7.

SHARE CAPITAL (Continued)

(f)

Stock options

Options are granted to employees, directors and consultants to purchase common shares of the Company’s capital stock.  As at October 31, 2005, 810,000 options were outstanding for the purchase of common shares at an average exercise price of $0.63 per share.

	Stock options outstanding
	Number of	Weighted
	common	average
	shares	exercise price

Outstanding, October 31, 2003	345,000	$0.20
Granted	-	-
Exercised	(60,000)	0.20
Expired	-	-
Outstanding, October 31, 2004	285,000	0.20
Granted	595,000	0.81
Exercised	(67,500)	0.38
Cancelled	(2,500)	0.20
Outstanding, October 31, 2005	810,000	$0.63

The following table summarizes information concerning outstanding and exercisable stock options at October 31, 2005:

		Weighted		Weighted
		average		average
Number	Expiry	exercise price	Number	exercise price
outstanding	date	per share	exercisable	per share

235,000	July 9, 2008	$0.20	235,000	$0.20
575,000	November 4, 2009	0.81	277,500	0.81
810,000		$0.63	512,500	$0.53

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Financial Statements

Years ended October 31, 2005 and 2004

(Expressed in Canadian Dollars)

7.

SHARE CAPITAL (Continued)

(g)

Warrants

A summary of warrant activity and information concerning currently outstanding and exercisable warrants is as follows:

	Warrants outstanding
	Number of	Weighted
	common	average
	shares	exercise price

Outstanding, October 31, 2003	950,000	$0.15
Issued	4,000,000	0.48
Outstanding, October 31, 2004	4,950,000	0.42
Exercised	(2,384,500)	0.35
Outstanding, October 31, 2005 (expire
September 15, 2006)	2,565,500	$0.48

(h)

Stock-based compensation and contributed surplus

During the year ended October 31, 2005, using the fair value method for stock-based compensation, the Company recorded a charge to earnings of $368,843 for 595,000 stock options granted to employees and directors, with the offsetting amount recorded as contributed surplus.  This amount was determined using an option pricing model, assuming no dividends were paid, a weighted average volatility of the Company’s share price of 103%, a weighted average annual risk free interest rate of 4.02% and an expected life of five years.

During the current year, 67,500 stock options were exercised for proceeds totaling $25,700 and, as a result, $9,719 was reclassified from contributed surplus to share capital.

During the year ended October 31, 2004, no stock options were granted.

(i)

Escrow shares

At October 31, 2005, a total of 598,537 (2004 - 619,332) of the Company’s issued common shares were held in escrow pursuant to escrow agreements and will not be released without the consent of the regulatory authorities.

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Financial Statements

Years ended October 31, 2005 and 2004

(Expressed in Canadian Dollars)

8.

RELATED PARTY TRANSACTIONS

Related party transactions not otherwise disclosed on these financial statements consist of:

(a)

Paid or accrued $12,000 (2004 - $39,500) for office facilities and administrative services, rent and office expenses to a company with two directors in common;

(b)

Paid $Nil (2004 - $6,875) for interest on convertible notes payable to two directors;

(c)

Paid or accrued $113,196 (2004 - $48,910) to a director for investigation and exploration activities and management services and $5,840 (2004 - $Nil) for rent;

(d)

During the year ended October 31, 2004, the Company issued 925,926 common shares at $0.135 per share in settlement of two convertible notes with a face value totaling $125,000 payable to two directors;

(e)

During the year ended October 31, 2004, the Company issued 1,000,000 common shares at a value of $0.24 per share for the acquisition of mineral properties from a company with a common director; and

(f)

Accounts payable to a company with two directors in common of $1,070 (2004 - $1,070) and to a director of $9,870 (2004 - $10,240)

These transactions were in the normal course of operations and are measured at the exchange amount which is the amount established and agreed to by the related parties.

9.

SUPPLEMENTARY CASH FLOW INFORMATION

There were no significant non-cash transactions for the year ended October 31, 2005.

The significant non-cash transactions for the year ended October 31, 2004 were as follows:

(a)

the issuance of 1,000,000 common shares at a deemed value of $240,000 on the acquisition of mineral properties (Note 5); and

(b)

the issuance of 925,926 common shares at a value of $179,156 for the conversion of two notes payable with a face value totaling $125,000 plus a related equity component of $54,156.

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Financial Statements

Years ended October 31, 2005 and 2004

(Expressed in Canadian Dollars)

10.

INCOME TAXES

The Company did not record a provision or benefit for income taxes for the periods ended October 31, 2005 and 2004 due to the availability of net operating loss carryforwards and the uncertainty of their future realization.

The provision for income taxes reported differs from the amounts computed by applying the cumulative Canadian federal and provincial income tax rates to the loss before tax provision due to the following:

	2005	2004

Statutory tax rate	35.1%	36.0%

Recovery of income taxes computed at standard rates	$403,614	$85,247
Higher foreign tax rates	12,472	935
Non-deductible expenses	(129,538)	(7,835)
Tax losses not recognized in the period that the benefit
arose	(286,548)	(78,347)
	$-	$-

The tax effects of temporary differences that would give rise to significant portions of the future income tax assets and future tax liabilities at October 31 were as follows:

	2005	2004
Future income tax assets
Net operating losses carried forward	$426,131	$244,841
Excess of tax base of resource properties over
the carrying value	131,554	63,481
Share issue costs	11,679	16,256
	569,364	324,578
Less: Valuation allowance	(569,364)	(324,578)
Net future income tax asset	$-	$-

Utilization of the net operating losses carried forward are subject to limitations.

At October 31, 2005, the Company has the following unused losses available for tax purposes:

Country	Amount	Expiry

Canada	$820,704	2006 - 2015
United States	146,107	2006 - 2025

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Financial Statements

Years ended October 31, 2005 and 2004

(Expressed in Canadian Dollars)

11.

SEGMENT DISCLOSURES

The Company operates in a single reportable operating segment, being exploration and development of mineral properties.

Summarized financial information for the geographic segments the Company operates in are as follows:

	Canada	United States	Total
2005
Revenue	$10,804	$-	$10,804
Loss for the year	(594,104)	(555,139)	(1,149,243)
Assets	536,129	754,213	1,290,342
Capital expenditures	(152,086)	(489,851)	(641,937)

2004
Revenue	$3,853	$-	$3,853
Loss for the year	(205,807)	(30,989)	(236,796)
Assets	882,485	264,362	1,146,847
Capital expenditures	(3,129)	(264,362)	(267,491)

12.

SUBSEQUENT EVENTS

Subsequent to October 31, 2005, the Company entered into the following transactions:

(i)

The Company issued 2,565,000 common shares for proceeds totalling $1,231,440 pursuant to the exercise of share purchase warrants.

(ii)

The Company issued 275,000 common shares for proceeds totalling $135,400 pursuant to the exercise of the stock options.

(iii)

The Company paid a further US$200,000 to EEI pursuant to the Agreement (Note 4).

(iv)

The Company entered into an initial letter of intent dated November 9, 2005, with Energy Metals Corporation (“Energy Metals”) (a publicly trading company listed on the TSX Venture Exchange under the symbol EMC) to enter into a business combination, such that the Company will become a wholly-owned subsidiary of Energy Metals.

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Financial Statements

Years ended October 31, 2005 and 2004

(Expressed in Canadian Dollars)

12.

SUBSEQUENT EVENTS (Continued)

Pursuant to the terms of the Letter Agreement, Energy Metals intends to acquire all of the issued and outstanding common shares of the Company on the basis of 0.64 common shares of Energy Metals for every one common share of the Company issued and outstanding as of the date of the proposed acquisition.  The proposed transaction will occur by way of a takeover bid, plan of arrangement or amalgamation subject to review of tax, accounting, corporate and securities law issues.  The proposed transaction will be subject to the closing of the Everest transaction (Note 4), a 45 day due diligence period by both parties and receipt of regulatory approval, including that of the TSX Venture Exchange and shareholder approval of Energy Metals and the Company, if applicable.

In addition, pursuant to a loan agreement dated January 5, 2006, Energy Metals has agreed to advance up to US$7 million to the Company (US$6 million advance subsequent to October  31, 2005) for the purpose of the Company meeting the financing requirements for the Everest transaction (Note 4), as well as for working capital purposes.

The loan, evidenced by way of a secured convertible debenture issued by the Company to Energy Metals, has an interest rate of 4% per annum and is secured, which includes security against the Everest Assets and Palangana Property.  The remaining proceeds available under the convertible debenture will be advanced upon providing notice.  Certain portions of the principal amount of the Loan (“Conversion Portion”) shall be, from time to time, convertible into common shares of the Company at the rate of $1.45 per common share of the Company (the “Conversion Shares”) upon 60 days written notice to the Company from Energy Metals (the “Exercise Notice”).  The Conversion Portion cannot exceed the dollar value equal to $1.45 multiplied by 19.5% of the common shares of Standard Uranium issued and outstanding on the date of the Exercise Notice (“Maximum Conversion”), such that the maximum number of Conversion Shares to be issued pursuant to the Exercise Notice does not exceed 19.5%.  However, upon receipt of the Exercise Notice, URN shall have the option, within the 60 day notice period, of:  (i) prepaying the Conversion Portion and all outstanding interest; or (ii) issuing the Conversion Shares.

13.

DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP)

The Company’s consolidated financial statements have been prepared in accordance with generally accepted accounting principles in Canada.  The material measurement differences between GAAP in Canada and the United States of America that would have an effect on these financial statements are as follows:

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Financial Statements

Years ended October 31, 2005 and 2004

(Expressed in Canadian Dollars)

13.

DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP) (continued)

	2005	2004
	$	$

a) Assets
Deferred Property Costs

Deferred property costs following Canadian GAAP	902,732	264,362
Less deferred property costs	(902,732)	(264,362)
Deferred property costs following U.S GAAP	-)	-)

b) Operations

Loss for the year following Canadian GAAP	(1,149,243)	(236,796)
Deferred property costs expensed under U.S. GAAP (i)	(638,370)	(264,362)
Accretion on convertible notes (ii)	-)	21,514
Loss for the year under U.S. GAAP	(1,787,613)	(479,644)

c) Deficit

Closing deficit under Canadian GAAP	(2,075,914)	(926,671)
Adjustment to deficit for deferred costs expensed under U.S. GAAP	(902,732)	(264,362)
Accretion on convertible notes (ii)	54,156	54,156
Closing deficit under U.S. GAAP	(2,924,490)	(1,136,877)

d) Share capital

Share capital under Canadian GAAP	2,854,481	1,988,002
Adjustment for accretion on convertible notes	(54,156)	(54,156)
Share capital under U.S. GAAP	2,800,325	1,933,846

e) Cash Flows – Operating Activities

Cash applied to operations under Canadian GAAP	(729,916)	(171,378)
Less deferred property costs expensed under U.S. GAAP (i)	(638,370)	(24,362)
Cash applied to operations under U.S. GAAP	(1,368,286)	(195,740)

f) Cash Flows – Investing Activities
Cash applied under Canadian GAAP	(641,937)	(9,911)
Add cash property costs expensed under U.S. GAAP (i)	638,370	24,362
Cash received from (applied to) investing activities under U.S. GAAP	(3,567)	14,451

g) Loss Per Share
Numerator: Loss for the year under U.S. GAAP	(1,787,613)	(479,644)
Denominator: Weighted-average number of shares outstanding	10,999,947	4,467,284
Basic and diluted loss per share under U.S. GAAP	(0.16)	(0.11)

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Financial Statements

Years ended October 31, 2005 and 2004

(Expressed in Canadian Dollars)

13.

DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED

ACCOUNTING PRINCIPLES (GAAP) (continued)

i) Mineral Exploration Costs

Under Canadian GAAP applicable to junior mining exploration companies, mineral exploration and development expenditures may be deferred on prospective properties until such time as it is determined that further exploration is not warranted, at which time the property costs are written-off.  Under U.S. GAAP, all exploration and development expenditures must be expensed until an independent feasibility study has determined that the property is capable of economic commercial production.

ii) Convertible Notes

Under Canadian GAAP, convertible loans have been segregated into their liability and equity components measured at their respective fair values at the date the convertible loans were issued.  Previously, over the term of the convertible loans, the liability component was accreted to the face value of the convertible loans by the recording of additional interest expense.

Under U.S. GAAP, the convertible loans issued during the year are recorded entirely as debt with no portion segregated as an equity component and there is no accretion charge.

iii) Share Purchase Warrants

Under Canadian GAAP the Company has assigned share purchase warrants no value when such warrants are issued as part of a unit offering.  In such cases the Company assigns all the value to the common share component of the unit as the consideration of the unit is equal to the market value of the common share.

Under U.S. GAAP the Company would be required to determine the fair value of the common share and warrant separately and then allocate the proceeds to each component pro rata to the respective fair values.  This difference has no effect on the Company’s reported shareholders’ equity.

iv) Stock-based Compensation

As described in Note 2 (i) the Company has adopted the fair value based approach to Stock-Based Compensation under the provisions of CICA 3870 and SFAS No. 148.  the method of adoption applied by the Company is permissible under both Canadian and U.S. standards.

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Financial Statements

Years ended October 31, 2005 and 2004

(Expressed in Canadian Dollars)

13.

DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED

ACCOUNTING PRINCIPLES (GAAP) (continued)

v) Recent Pronouncements

In May 2005, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 154 (“SFAS 154”), Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and SFAS No. 3.  SFAS 154 requires retrospective application to prior periods’ financial statements for changes in accounting principles.  SFAS 154 also requires that a change in deprecation, amortization, or depletion method for long-lived, non-financial assets be accounted for as a change in accounting estimate affected by a change in accounting principle.  SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.  The implementation of SFAS 154 is not expected to have a material impact the Company’s results of operations, financial position or cash flows.

In March 2004, the Emerging Issues Task Force (“EITF”) issued EITF 04-3, Mining Assets: Impairment and Business Combinations.  EITF 04-3 requires mining companies to consider cash flows related to the economic value of mining assets (including mineral properties and rights) beyond those assets proven and probable reserves, as well as anticipated market price fluctuations, when assigning value in a business combination in accordance with SFAS 141 and when testing the mining assets for impairment in accordance with SFAS 144.  The consensus is effective for fiscal periods beginning after March 31, 2004.  The adoption of EITF 04-3 did not have a material impact on the Company’s financial position, results of operations or cash flows.

On December 16, 2004, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 123 (revised 2004), Share-Based Payment (SFAS 123(R)), revising FASB Statement No. 123, Accounting for Stock-Based Compensation. SFAS 123(R) supersedes APB Opinion No. 24, Accounting for Stock Issued to Employees, and amends FASB Statement No. 95, Statement of Cash Flows. Generally, the approach in SFAS 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative.  The expense will be recognized over the period during which an employee is required to provide service in exchange for the award – the requisite service period (usually the vesting period).  No compensation cost is recognized for equity instruments for which employees do not render the requisite service.  On April 15, 2005, the U.S. Securities and Exchange Commission (“SEC”) announced that it would provide for a phased-in implementation process for SFAS 123(R) requiring that registrants adopt SFAS 123(R) no later than the beginning of the first fiscal year beginning after June 15, 2005.  The Company is currently evaluating the impact of SFAS 123(R) on its results of operations, financial position and cash flows.

STANDARD URANIUM INC.

(an exploration stage company)

Notes to the Consolidated Financial Statements

Years ended October 31, 2005 and 2004

13.

DIFFERENCES IN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES BETWEEN CANADA AND THE UNITED STATES (continued)

(g)

Recently released accounting standards (continued)

In December 2004, the FASB issued SFAS No. 153 “Exchanges of Non-monetary Assets”, which amends APB Opinion No. 29, “Accounting for Non-monetary Transactions” to require that all non-monetary exchanges be accounted for at fair value except for exchanges of non-monetary assets that do not have commercial substance.  An exchange is considered to have commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange.  FAS 153 is effective for non-monetary asset exchanges occurring in periods beginning after June 15, 2005.  The Company believes that this Statement will have no impact on the financial statements of the Company once adopted.

On March 30, 2005, the FASB ratified the EITF’s consensus of the FASB Issue 04-6 that stripping costs incurred during the production phase of a mine are variable production costs that should be included in the costs of the inventory produced during the period that the stripping costs are incurred.  This consensus is effective for the first reporting period in fiscal years beginning after December 15, 2005, with early adoption permitted.  The consensus can be adopted either prospectively through a cumulative-effect adjustment or retrospectively by restating prior period financial statements.  The Company will apply this consensus on its results of operations, financial position and cash flows if and when commercial production commences.

On July 14, 2005, the FASB issued an exposure draft of a proposed Interpretation, Accounting for Uncertain Tax Positions - an Interpretation of FASB Statement No. 109.  The proposed interpretation would require companies to recognize the best estimate of an uncertain tax position only if it is probable of being sustained on audit by the taxation authorities.  Subsequently, the tax benefit would be derecognized (by either recording a tax liability or decreasing a tax asset) when the probable threshold is no longer met and it is more likely than not that the tax position will not be sustained.  The proposed Interpretation would be effective for years ending after December 15, 2005 and treated as a change in accounting policy.  It would require companies to assess all uncertain tax positions and only those meeting the probable threshold at the transition date would continue to be recognized.  The difference between the amount previously recognized and the amount recognized after applying the proposed Interpretation would be recorded as the cumulative-effect adjustment in the 2005 statement of earnings (restatement is not permitted).  The comment period ends September 12, 2005.  The Company does not expect the proposed Interpretation to have a material impact on its results.

INDEX OF EXHIBITS

The following exhibits are filed or incorporated by reference with this proxy statement.

A	Form of Proxy
B	Notice of Meeting
C	Chapter 92A of Nevada Revised Statutes
D	Agreement and Plan of Merger(1)
E	Letter Agreement
F	Notice of Fairness Hearing
Other

(1)

Incorporated by reference from our Form 10-QSB filed on March 22, 2006

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vancouver, British Columbia, Canada, on April 17, 2006.

QUINCY ENERGY CORP.
(Registrant)

/s/ Daniel T. Farrell________
Daniel T. Farrell
Chief Executive Officer and Director